Exhibit 10.40

LOAN AGREEMENT

among

P/A-ACADIA PELHAM MANOR, LLC,
as Borrower

and

BANK OF AMERICA, N.A.,
a national banking association,
as Administrative Agent

and

THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO

Dated as of December 1, 2010

BANC OF AMERICA SECURITIES LLC,
as Sole Arranger and Sole Book Manager

LOCATION:	2 Penn Place
VILLAGE:	Pelham Manor
TOWN:	Pelham
COUNTY:	Westchester
SECTION:	166.26
BLOCK:	1
LOTS:	8.1, 8.2 and 8.3

3.2.	Ground Lease	23

ARTICLE 4	DEFAULT AND REMEDIES	24
4.1.	Events of Default	24
4.2.	Remedies	25

ARTICLE 5	ADMINISTRATIVE AGENT	27
5.1.	Appointment and Authorization of Administrative Agent	27
5.2.	Delegation of Duties	28
5.3.	Liability of Administrative Agent	28
5.4.	Reliance by Administrative Agent	29
5.5.	Notice of Default	29
5.6.	Credit Decision; Disclosure of Information by Administrative Agent	29
5.7.	Indemnification of Administrative Agent	30
5.8.	Administrative Agent in Individual Capacity	31
5.9.	Successor Administrative Agent	31
5.10.	Releases; Acquisition and Transfers of Collateral	31
5.11.	Application of Payments	33
5.12.	Benefit	34

ARTICLE 6	GENERAL TERMS AND CONDITIONS	34
6.1.	Consents; Borrower’s Indemnity	34
6.2.	Miscellaneous	35
6.3.	Notices	36
6.4.	Payments Set Aside	37
6.5.	Successors and Assigns	37
6.6.	Confidentiality	40
6.7.	Set-off	40
6.8.	Sharing of Payments	41
6.9.	Amendments; Survival	41
6.10.	Costs and Expenses	43
6.11.	Tax Forms	43
6.12.	Further Assurances	45
6.13.	Inducement to Lenders	45
6.14.	Forum	45
6.15.	Interpretation	46
6.16.	No Partnership, etc	46
6.17.	Records	46
6.18.	Commercial Purpose	47
6.19.	Waiver of Jury Trial	47
6.20.	Service of Process	47
6.21.	USA Patriot Act Notice	47
6.22.	Entire Agreement	47
6.23.	Limitation on Liability	48
6.24.	Third Parties; Benefit	48

3

6.25.	Rules of Construction	48
6.26.	Cross-Default	49
6.27.	Lien Law	49

EXHIBITS

EXHIBIT “A”	Legal Description of Land
EXHIBIT “B”	Definitions and Financial Statements
EXHIBIT “C”	Conditions Precedent to the Advance
EXHIBIT “C-1”	Conditions Precedent to Advances in Excess of the Initial Advance
EXHIBIT “D”	Monthly Amortization Schedule
EXHIBIT “E”	Intentionally Omitted
EXHIBIT “F”	Advances
EXHIBIT “F-1”	Draw Request
EXHIBIT “G”	Survey Requirements
EXHIBIT “H”	Intentionally Omitted
EXHIBIT “I”	Leasing and Tenant Matters
EXHIBIT “J”	Intentionally Omitted
EXHIBIT “K”	Intentionally Omitted
EXHIBIT “L”	Assignment and Assumption
EXHIBIT “M”	Note
EXHIBIT “N”	Schedule of Lenders and Other Parties
EXHIBIT “O”	Swap Contracts

4

LOAN AGREEMENT

                    THIS LOAN AGREEMENT (this “Agreement”) dated as of December 1, 2010 is made by and among each lender from time to time a party hereto (individually, a “Lender” and collectively, “Lenders”), and BANK OF AMERICA, N.A., a national banking association as Administrative Agent, and P/A-ACADIA PELHAM MANOR, LLC, a Delaware limited liability company (“Borrower”), who agree as follows:

ARTICLE 1
THE LOAN

                    1.1. General Information and Exhibits. This Agreement includes the Exhibits listed below which are marked by an “X”, all of which Exhibits are attached hereto and made a part hereof for all purposes. Borrower and Lenders agree that if any Exhibit to be attached to this Agreement contains blanks, the same shall be completed correctly and in accordance with this Agreement prior to or at the time of the execution and delivery thereof.

X	Exhibit “A”	-	Legal Description of the Land
X	Exhibit “B”	-	Definitions and Financial Statements
X	Exhibit “C”	-	Conditions Precedent to the Initial Advance
	Exhibit “C-1”	-	Conditions Precedent to Advances in Excess of the Initial Advance
X	Exhibit “D”	-	Monthly Amortization Schedule
X	Exhibit “E”	-	Intentionally Omitted
	Exhibit “F”	-	Advances
	Exhibit “F-1”	-	Draw Request
X	Exhibit “G”	-	Survey Requirements
	Exhibit “H”	-	Intentionally Omitted
X	Exhibit “I”	-	Leasing and Tenant Matters
	Exhibit “J”	-	Intentionally Omitted
	Exhibit “K”	-	Intentionally Omitted
X	Exhibit “L”	-	Assignment and Assumption
X	Exhibit “M”	-	Loan Note
X	Exhibit “N”	-	Schedule of Lenders and Other Parties
X	Exhibit “O”	-	Swap Contracts

The Exhibits contain other terms, provisions and conditions applicable to the Loan. Capitalized terms used in this Agreement shall have the meanings assigned to them in Exhibit “B”. This Agreement and the other Loan Documents, which must be in form, detail and substance satisfactory to Lenders, evidence the agreements of Borrower and Lenders with respect to the Loan. Borrower shall comply with all of the Loan Documents.

                    1.2. Purpose. The proceeds of the Loan shall only be used by Borrower to reimburse Borrower for paid Tenant Improvement Costs and Leasing Commissions with respect to leases of the Property in compliance with this Agreement and the other Loan Documents.

                    1.3. Commitment to Lend. Borrower agrees to borrow from each Lender, and each Lender severally agrees to make advances of its Pro Rata Share of the Loan proceeds to Borrower in amounts at any one time outstanding not to exceed such Lender’s Pro Rata Share of the Loan and (except for Administrative Agent with respect to Administrative Agent Advances), on the terms and subject to the conditions set forth in this Agreement and Exhibit “C”, Exhibit “C-1” and Exhibit “F” attached to this Agreement. Lender’s commitment to lend shall expire and terminate automatically if the Loan is prepaid in full. The Loan is not revolving. Any amount repaid may not be reborrowed.

                    1.4. Intentionally Omitted.

                    1.5. Intentionally Omitted.

                    1.6. Evidence of Debt. Amounts of the Loan made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by Administrative Agent in the ordinary course of business. The accounts or records maintained by Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Loan made by Lenders to Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of Borrower hereunder to pay any amount owing with respect to the Indebtedness. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of Administrative Agent in respect of such matters, the accounts and records of Administrative Agent shall control in the absence of manifest error.

                    1.7. Interest Rates.

                  1.7.1. Interest Rate.

                    (a) The unpaid principal balance of this Loan from day to day outstanding which is not past due, shall bear interest at a fluctuating rate of interest equal to the BBA LIBOR Daily Floating Rate plus the LIBOR Margin. The “BBA LIBOR Daily Floating Rate” shall mean a fluctuating rate of interest equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as selected by Administrative Agent from time to time) as determined for each Business Day at approximately 11:00 a.m. London time two (2) London Banking Days prior to the date in question, for U.S. Dollar deposits (for delivery on the first day of such interest period) with a one month term, as adjusted from time to time in Administrative Agent’s sole discretion for reserve requirements, deposit insurance assessment rates and other regulatory costs. If such rate is not available at such time for any reason, then the rate will be determined by such alternative method as reasonably selected by Administrative Agent. A “London Banking Day” is a day on which banks in London are open for business and dealing in offshore dollars. Interest shall be computed for the actual number of days which have elapsed, on the basis of a 360-day year.

                    (b) If Administrative Agent determines that no adequate basis exists for determining the BBA LIBOR Daily Floating Rate or that the BBA LIBOR Daily Floating Rate will not adequately and fairly reflect the cost to Lenders of funding the Loan, or that any applicable law or regulation or compliance therewith by any Lender prohibits or restricts or makes impossible the charging of interest based on the BBA LIBOR Daily Floating Rate and such Lender so notifies Administrative Agent and Borrower, then until Administrative Agent notifies Borrower that the circumstances giving rise to such suspension no longer exist, interest shall accrue and be payable on the unpaid principal balance of this Loan from the date Administrative Agent so notifies Borrower until the Maturity Date of this Loan (whether by acceleration, declaration, extension or otherwise) at a fluctuating rate of interest equal to the Base Rate. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.

                    1.7.2. Default Rate. After the occurrence of a Default (including the expiration of any applicable cure period), Administrative Agent, in Administrative Agent’s sole discretion and without notice or demand, may raise the rate of interest accruing on the Principal Debt a rate per annum (the “Default Rate”) equal to the BBA LIBOR Daily Floating Rate (or, if unavailable pursuant to Section 1.7.1, the Prime Rate) plus 6.65%.

                    1.8. Prepayment. Borrower may prepay the principal balance of this Loan, in full at any time or in part from time to time, without fee, premium or penalty, provided that: (a) Administrative Agent shall have actually received from Borrower prior written notice of (i) Borrower’s intent to prepay, (ii) the amount of principal which will be prepaid (the “Prepaid Principal”), and (iii) the date on which the prepayment will be made; (b) each prepayment shall be in a minimum amount of $1,000 or more (unless the prepayment retires the outstanding balance of this Loan in full); and (c) each prepayment shall be in the amount of 100% of the Prepaid Principal, plus accrued unpaid interest thereon to the date of prepayment, plus any other sums which have become due to Administrative Agent and Lenders under the Loan Documents on or before the date of prepayment but have not been paid. If this Loan is prepaid in full, any commitment of Lenders for further advances shall automatically terminate.

                    1.9. Intentionally Omitted.

                    1.10. Late Charge. If Borrower shall fail to make any payment due hereunder or under the terms of any Note within fifteen (15) days after the date such payment is due, Borrower shall pay to the applicable Lender or Lenders on demand a late charge equal to 4% of such payment. Such fifteen (15) day period shall not be construed as in any way extending the due date of any payment. The “late charge” is imposed for the purpose of defraying the expenses of a Lender incident to handling such defaulting payment. This charge shall be in addition to, and not in lieu of, any other remedy Lenders may have and is in addition to any fees and charges of any agents or attorneys which Administrative Agent or Lenders may employ upon the occurrence of a Default, whether authorized herein or by Law.

                    1.11. Taxes.

                    (a) Any and all payments by Borrower to or for the account of Administrative Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of Administrative Agent and any Lender, taxes imposed on or measured by its net income, and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which Administrative Agent or such Lender, as the case may be, is organized or maintains a lending office (all such non-excluded taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities being hereinafter referred to as “Taxes”). If Borrower shall be required by any Laws to deduct any Taxes from or in respect of any sum payable under any Loan Document to Administrative Agent or any Lender, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section), Administrative Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions, (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within thirty (30) days after the date of such payment, Borrower shall furnish to Administrative Agent (which shall forward the same to such Lender) the original or a certified copy of a receipt evidencing payment thereof.

                    (b) In addition, Borrower agrees to pay any and all present or future stamp, court or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document (hereinafter referred to as “Other Taxes”).

                    (c) If Borrower shall be required by the Laws of any jurisdiction outside the United States to deduct any Taxes or Other Taxes from or in respect of any sum payable under any Loan Document to Administrative Agent or any Lender, Borrower shall also pay to Administrative Agent (for the account of such Lender) or to such Lender, at the time interest is paid, such additional amount that such Lender specifies is necessary to preserve the after-tax yield (after factoring in United States (federal and state) taxes imposed on or measured by net income) Lender would have received if such deductions (including deductions applicable to additional sums payable under this Section) had not been made.

                    (d) Borrower agrees to indemnify Administrative Agent and each Lender for the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by Administrative Agent and such Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, in each case whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Tribunal. Payment under this subsection (d) shall be made within thirty (30) days after the date Lender or Administrative Agent makes a demand therefor.

                    (e) Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this Section shall survive the termination of the Commitments and the payment in full of all the other Indebtedness.

                    1.12. Payment Schedule and Maturity Date.

                    (a) Accrued unpaid interest shall be due and payable on the first day of the calendar month after the date of this Agreement and on the same day of each succeeding calendar month thereafter until all principal and accrued interest owing on this Loan shall have been fully paid and satisfied.

                    (b) Commencing on the date (the “Amortization Date”) which is the first day of the month commencing on or after the eighteenth month anniversary of the date hereof, the principal of the Loan shall be due and payable in monthly installments equal to the amount for the applicable month (by specific calendar months) set forth on Exhibit “D”. Such principal amortization payments shall be due and payable on the Amortization Date and on the first day of each succeeding month thereafter until the Loan shall have been fully paid and satisfied.

                    1.13. Advances and Payments.

                    (a) Following receipt of a Draw Request, Administrative Agent shall promptly provide each Lender with a copy of the Draw Request. Administrative Agent shall notify each Lender telephonically (with confirmation by facsimile) or by facsimile (with confirmation by telephone) not later than 1:00 p.m. Administrative Agent’s Time two (2) Business Days prior to the advance Funding Date for LIBOR Rate Principal advances, and one (1) Business Day prior to the advance Funding Date for all other advances, of its Pro Rata Share of the amount Administrative Agent has determined shall be advanced in connection therewith (“Advance Amount”). In the case of an advance of the Loan, each Lender shall make the funds for its Pro Rata Share of the Advance Amount available to Administrative Agent not later than 11:00 a.m. Administrative Agent’s Time on the Funding Date thereof. After Administrative Agent’s receipt of the Advance Amount from Lenders, Administrative Agent shall make proceeds of the Loan in an amount equal to the Advance Amount (or, if less, such portion of the Advance Amount that shall have been paid to Administrative Agent by Lenders in accordance with the terms hereof) available to Borrower on the applicable Funding Date by advancing such funds to Borrower in accordance with the provisions of Exhibit “F”.

                    (b) All payments by Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by Borrower hereunder shall be made to Administrative Agent not later than 12:00 p.m. (Administrative Agent’s Time) on the date specified herein. Administrative Agent shall distribute to each Lender such funds as such Lender may be entitled to receive hereunder (i) on or before 3:00 p.m. (Administrative Agent’s Time) on the day Administrative Agent receives such funds, if Administrative Agent has received such funds on or before 12:00 p.m. (Administrative Agent’s Time), or (ii) on or before 12:00 p.m. (Administrative Agent’s Time) on the Business Day following the day Administrative Agent receives such funds, if Administrative Agent receives such funds after 12:00 p.m. (Administrative Agent’s Time). If Administrative Agent fails to timely pay any amount to any Lender in accordance with this subsection, Administrative Agent shall pay to such Lender interest at the Federal Funds Rate on such amount, for each day from the day such amount was to be paid until it is paid to such Lender.

                    (c) Except as otherwise provided herein, all payments by Borrower or any Lender shall be made to Administrative Agent at Administrative Agent’s Office not later than the time for such type of payment specified in this Agreement. All payments received after such time shall be deemed received on the next succeeding Business Day. All payments shall be made in immediately available funds in lawful money of the United States of America. Whenever any payment falls due on a day which is not a Business Day, such payment may be made on the next succeeding Business Day.

                    (d) Upon satisfaction of any applicable terms and conditions set forth herein, Administrative Agent shall promptly make any amounts received in accordance with the prior subsection available in like funds received as follows: (i) if payable to Borrower, in accordance with Exhibit “F”, except as otherwise specified herein, and (ii) if payable to any Lender, by wire transfer to such Lender at the address specified in the Schedule of Lenders.

                    (e) Unless Borrower or any Lender has notified Administrative Agent, prior to the date any payment is required to be made by it to Administrative Agent, that Borrower or such Lender, as the case may be, will not make such payment, Administrative Agent may assume that Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be required to do so) in reliance thereon, make available a corresponding amount to the person or entity entitled thereto. If and to the extent that such payment was not in fact made to Administrative Agent in immediately available funds, then:

          (i) if Borrower failed to make such payment, each Lender shall forthwith on demand repay to Administrative Agent the portion of such assumed payment that was made available to such Lender in immediately available funds, together with interest thereon in respect of each day from and including the date such amount was made available by Administrative Agent to such Lender to the date such amount is repaid to Administrative Agent in immediately available funds at the Federal Funds Rate from time to time in effect; and

          (ii) if any Lender failed to make such payment, such Lender or, if applicable, Electing Lender or Lenders shall forthwith on demand pay to Administrative Agent the amount thereof in immediately available funds, together with interest thereon for the period from the date such amount was made available by Administrative Agent to Borrower to the date such amount is recovered by Administrative Agent (the “Compensation Period”) at a rate per annum equal to the interest rate applicable to such amount under the Loan. If such Lender pays such amount to Administrative Agent, then such amount shall constitute such Lender’s Pro Rata Share, included in the applicable Loan advance. If such Lender does not pay such amount forthwith upon Administrative Agent’s demand therefor, Administrative Agent may make a demand therefor upon Borrower, and Borrower shall pay such amount to Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to such amount under the Loan. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which Administrative Agent or Borrower may have against any Lender as a result of any default by such Lender hereunder.

                    A notice of Administrative Agent to any Lender or to Borrower with respect to any amount owing under this subsection shall be conclusive, absent manifest error.

                    (f) If any Lender makes available to Administrative Agent funds for the Loan advance to be made by such Lender as provided in the foregoing provisions of this Section, and the funds are not advanced to Borrower or otherwise used to satisfy any Obligations of such Lender hereunder, Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

                    (g) Nothing herein shall be deemed to obligate any Lender to obtain the funds for the Loan advance in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for the Loan advance in any particular place or manner.

                    1.14. Administrative Agent Advances.

                    (a) Administrative Agent is authorized, from time to time, in Administrative Agent’s sole discretion to make, authorize or determine advances of the Loan, or otherwise expend funds, on behalf of Lenders (“Administrative Agent Advances”), (i) to pay any costs, fees and expenses as described in Section 6.10 herein, (ii) when the applicable conditions precedent set forth in Exhibit “C” and Exhibit “F” have been satisfied to the extent required by Administrative Agent, and (iii) when Administrative Agent deems necessary or desirable to preserve or protect the Loan collateral or any portion thereof (including those with respect to property taxes, insurance premiums, completion of construction, operation, management, improvements, maintenance, repair, sale and disposition) (A) subject to Section 5.5, after the occurrence of a Default, and (B) subject to Section 5.10, after acquisition of all or a portion of the Loan collateral by foreclosure or otherwise.

                    (b) Administrative Agent Advances shall constitute obligatory advances of Lenders under this Agreement, shall be repayable on demand and secured by the Loan collateral, and if unpaid by Lenders as set forth below shall bear interest at the rate applicable to such amount under the Loan or if no longer applicable, at the Base Rate. Administrative Agent shall notify each Lender in writing of each Administrative Agent Advance. Upon receipt of notice from Administrative Agent of its making of an Administrative Agent Advance, each Lender shall make the amount of such Lender’s Pro Rata Share of the outstanding principal amount of Administrative Agent Advance available to Administrative Agent, in same day funds, to such account of Administrative Agent as Administrative Agent may designate, (i) on or before 3:00 p.m. (Administrative Agent’s Time) on the day Administrative Agent provides Lenders with notice of the making of such Administrative Agent Advance if Administrative Agent provides such notice on or before 12:00 p.m. (Administrative Agent’s Time), or (ii) on or before 12:00 p.m. on the Business Day immediately following the day Administrative Agent provides Lenders with notice of the making of such advance if Administrative Agent provides notice after 12:00 p.m. (Administrative Agent’s Time).

               1.15. Defaulting Lender.

               1.15.1. Notice and Cure of Lender Default; Election Period; Electing Lenders. Administrative Agent shall notify (such notice being referred to as the “Default Notice”) Borrower (for Loan advances) and each non-Defaulting Lender if any Lender is a Defaulting Lender. Each non-Defaulting Lender shall have the right, but in no event or under any circumstance the obligation, to fund such Defaulting Lender Amount, provided that within twenty (20) days after the date of the Default Notice (the “Election Period”), such non-Defaulting Lender or Lenders (each such Lender, an “Electing Lender”) irrevocably commit(s) by notice in writing (an “Election Notice”) to Administrative Agent, the other Lenders and Borrower to fund the Defaulting Lender Amount. If Administrative Agent receives more than one Election Notice within the Election Period, then the commitment to fund the Defaulting Lender Amount shall be apportioned pro rata among the Electing Lenders in the proportion that the amount of each such Electing Lender’s Commitment bears to the total Commitments of all Electing Lenders. If the Defaulting Lender fails to pay the Defaulting Lender Payment Amount within the Election Period, the Electing Lender or Lenders, as applicable, shall be automatically obligated to fund the Defaulting Lender Amount (and Defaulting Lender shall no longer be entitled to fund such Defaulting Lender Amount) within three (3) Business Days following the expiration of the Election Period to reimburse Administrative Agent or make payment to Borrower, as applicable. Notwithstanding anything to the contrary contained herein, if Administrative Agent has funded the Defaulting Lender Amount, Administrative Agent shall be entitled to reimbursement for its portion of the Defaulting Lender Payment Amount pursuant to Section 5.11.

               1.15.2. Removal of Rights; Indemnity. Administrative Agent shall not be obligated to transfer to a Defaulting Lender any payments made by or on behalf of Borrower to Administrative Agent for the Defaulting Lender’s benefit; nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder or under any Note until all Defaulting Lender Payment Amounts are paid in full. Amounts payable to a Defaulting Lender shall be paid by Administrative Agent to reimburse Administrative Agent and any Electing Lender pro rata for all Defaulting Lender Payment Amounts. Solely for the purposes of voting or consenting to matters with respect to the Loan Documents, a Defaulting Lender shall be deemed not to be a “Lender” and such Defaulting Lender’s Commitment shall be deemed to be zero. A Defaulting Lender shall have no right to participate in any discussions among and/or decisions by Lenders hereunder and/or under the other Loan Documents. Further, any Defaulting Lender shall be bound by any amendment to, or waiver of, any provision of, or any action taken or omitted to be taken by Administrative Agent and/or the non-Defaulting Lenders under, any Loan Document which is made subsequent to the Defaulting Lender’s becoming a Defaulting Lender. This Section shall remain effective with respect to a Defaulting Lender until such time as the Defaulting Lender shall no longer be in default of any of its obligations under this Agreement by curing such default by payment of all Defaulting Lender Payment Amounts (i) within the Election Period, or (ii) after the Election Period with the consent of the non-Defaulting Lenders. Such Defaulting Lender nonetheless shall be bound by any amendment to or waiver of any provision of, or any action taken or omitted to be taken by Administrative Agent and/or the non-Defaulting Lenders under any Loan Document which is made subsequent to that Lender’s becoming a Defaulting Lender and prior to such cure or waiver. The operation of this subsection or the subsection above alone shall not be construed to increase or otherwise affect the Commitment of any non-Defaulting Lender, or relieve or excuse the performance by Borrower of their duties and obligations hereunder or under any of the other Loan Documents. Furthermore, nothing contained in this Section shall release or in any way limit a Defaulting Lender’s obligations as a Lender hereunder and/or under any other of the Loan Documents. Further, a Defaulting Lender shall indemnify and hold harmless Administrative Agent and each of the non-Defaulting Lenders from any claim, loss, or costs incurred by Administrative Agent and/or the non-Defaulting Lenders as a result of a Defaulting Lender’s failure to comply with the requirements of this Agreement, including, without limitation, any and all additional losses, damages, costs and expenses (including, without limitation, attorneys’ fees) incurred by Administrative Agent and any non-Defaulting Lender as a result of and/or in connection with (i) a non-Defaulting Lender’s acting as an Electing Lender, (ii) any enforcement action brought by Administrative Agent against a Defaulting Lender, and (iii) any action brought against Administrative Agent and/or Lenders. The indemnification provided above shall survive any termination of this Agreement.

               1.15.3. Commitment Adjustments. In connection with the adjustment of the amounts of the Loan Commitments of the Defaulting Lender and Electing Lender(s) upon the expiration of the Election Period as aforesaid, Borrower, Administrative Agent and Lenders shall execute such modifications to the Loan Documents as shall, in the reasonable judgment of Administrative Agent, be necessary or desirable in connection with the adjustment of the amounts of Commitments in accordance with the foregoing provisions of this Section. For the purpose of voting or consenting to matters with respect to the Loan Documents such modifications shall also reflect the removal of voting rights of the Defaulting Lender and increase in voting rights of Electing Lenders to the extent an Electing Lender has funded the Defaulting Lender Amount. In connection with such adjustments, Defaulting Lenders shall execute and deliver an Assignment and Assumption covering that Lender’s Commitment and otherwise comply with Section 6.5. If a Lender refuses to execute and deliver such Assignment and Assumption or otherwise comply with Section 6.5, such Lender hereby appoints Administrative Agent to do so on such Lender’s behalf. Administrative Agent shall distribute an amended Schedule of Lenders, which shall thereafter be incorporated into this Agreement, to reflect such adjustments. However, all such Defaulting Lender Amounts funded by Administrative Agent or Electing Lenders shall continue to be Defaulting Lender Amounts of the Defaulting Lender pursuant to its obligations under this Agreement.

               1.15.4. No Election. In the event that no Lender elects to commit to fund the Defaulting Lender Amount within the Election Period, Administrative Agent shall, upon the expiration of the Election Period, so notify Borrower and each Lender.

               1.16. Several Obligations; No Liability, No Release. Notwithstanding that certain of the Loan Documents now or hereafter may have been or will be executed only by or in favor of Administrative Agent in its capacity as such, and not by or in favor of Lenders, any and all obligations on the part of Administrative Agent (if any) to make any advances of the Loan or reimbursements for other Payment Amounts shall constitute the several (and not joint) obligations of the respective Lenders on a ratable basis, according to their respective Pro Rata Shares. Except as may be specifically provided in this Agreement, no Lender shall have any liability for the acts of any other Lender. No Lender shall be responsible to Borrower or any other person for any failure by any other Lender to fulfill its obligations to make advances of the Loan or reimbursements for other Payment Amounts, nor to take any other action on its behalf hereunder or in connection with the financing contemplated herein. The failure of any Lender to pay to Administrative Agent its Pro Rata Share of a Payment Amount shall not relieve any other Lender of any obligation hereunder to pay to Administrative Agent its Pro Rata Share of such Payment Amounts as and when required herein, but no Lender shall be responsible for the failure of any other Lender to so fund its Pro Rata Share of the Payment Amount. In furtherance of the foregoing, Lenders shall comply with their obligation to pay Administrative Agent their Pro Rata Share of such Payment Amounts regardless of (i) the occurrence of any Default hereunder or under any Loan Document; (ii) any failure of consideration, absence of consideration, misrepresentation, fraud, or any other event, failure, deficiency, breach or irregularity of any nature whatsoever in the Loan Documents; or (iii) any bankruptcy, insolvency or other like event with regard to any Borrower or Guarantor. The obligation of Lenders to pay to such Payment Amounts are in all regards independent of any claims between Administrative Agent and any Lender.

ARTICLE 2
ADDITIONAL COVENANTS AND AGREEMENTS

                    2.1. Bank Accounts. Borrower shall maintain all security deposits collected from tenants or others with respect to the Property in one or more accounts with Administrative Agent in accordance with all applicable legal requirements. Borrower shall maintain all bank accounts used by Borrower in connection with the operation of the Property with Administrative Agent.

                    2.2. Intentionally Omitted.

                    2.3. Contracts. Without Administrative Agent’s prior written approval as to parties, terms, and all other matters, Borrower shall not (a) enter into any Material Contract, (b) enter into any management, leasing, maintenance or other contract pertaining to the Property not described in clause (a) that is not unconditionally terminable by Borrower or any successor owner without penalty or payment on not more than thirty (30) days’ notice to the other party thereunder, or (c) modify, amend, or terminate any such contracts. All such contracts shall provide that all rights and liens of the applicable contractor, architect, engineer, supplier, surveyor or other party and any right to remove removable Improvements are subordinate to Lender’s rights and liens, shall require all subcontracts and purchase orders to contain a provision subordinating the subcontractors’ and mechanics’ and materialmen’s liens and any right to remove removable Improvements to Lender’s rights and liens. Borrower shall not default under any contract, Borrower shall not permit any contract to terminate by reason of any failure of Borrower to perform thereunder, and Borrower shall promptly notify Administrative Agent of any default thereunder. Borrower will deliver to Administrative Agent, upon request of Administrative Agent, the names and addresses of all persons or entities with whom each contractor has contracted or intends to contract for the construction of the Improvements or for the furnishing of labor or materials therefor.

                    2.4. Assignment of Contracts and Plans. As additional security for the Obligations, Borrower hereby transfers and assigns to Administrative Agent for the ratable benefit of Administrative Agent and Lenders and grants a security interest in all of Borrower’s right, title and interest, but not its liability, in, under, and to all construction, architectural and design contracts, and the Plans, and agrees that all of the same are covered by the security agreement provisions of the Mortgage. Borrower agrees to deliver to Administrative Agent from time to time upon Administrative Agent’s request such consents to the foregoing assignment from parties contracting with Borrower as Administrative Agent may reasonably require. Neither this assignment nor any action by Administrative Agent or Lenders shall constitute an assumption by Administrative Agent or Lenders of any obligation under any contract or with respect to the Plans, Borrower hereby agrees to perform all of its obligations under any contract, and Borrower shall continue to be liable for all obligations of Borrower with respect thereto. Administrative Agent shall have the right at any time (but shall have no obligation) to take in its name or in the name of Borrower such action as Administrative Agent may determine to be necessary to cure any default under any contract or with respect to the Plans or to protect the rights of Borrower, Administrative Agent or Lenders with respect thereto. Borrower irrevocably constitutes and appoints Administrative Agent as Borrower’s attorney-in-fact, which power of attorney is coupled with an interest and irrevocable, to enforce in Borrower’s name or in Administrative Agent’s and Lender’s name all rights of Borrower under any contract or with respect to the Plans. Administrative Agent shall incur no liability if any action so taken by it or on its behalf shall prove to be inadequate or invalid. Borrower indemnifies and holds Administrative Agent and Lenders harmless against and from any loss, cost, liability or expense (including, but not limited to, consultants’ fees and expenses and attorneys’ fees and expenses) incurred in connection with Borrower’s failure to perform such contracts or any such action taken by Administrative Agent or Lenders. Administrative Agent may use the Plans for any purpose relating to the Improvements. Borrower represents and warrants to Administrative Agent and Lenders that the copy of any contract furnished or to be furnished to Administrative Agent is and shall be a true and complete copy thereof, that there have been no modifications thereof which are not fully set forth in the copies delivered, and that Borrower’s interest therein is not subject to any claim, setoff, or encumbrance.

                    2.5. Financial Covenants.

                    (a) Loan to Value Ratio. The Property shall have a “Loan to Value Ratio” of not greater than 70%, which Loan to Value Ratio shall be calculated, and defined, as follows: the outstanding principal balance and accrued but unpaid interest on the Loan as of the date of the determination of the ratio shall be divided by the appraised “As-Is” value of the Property. The appraised “As-Is” value of the Property shall be based upon the most recent appraisal performed pursuant to Section 2.13, as reviewed, adjusted and approved by Administrative Agent. The Loan to Value Ratio requirement shall be tested no more often than once per calendar year, unless one or more events have occurred which have, alone or in the aggregate, a Material Adverse Effect. In the event the Loan to Value Ratio covenant is not met, Administrative Agent shall notify Borrower of such condition and Borrower may satisfy the Loan to Value Ratio covenant by, within thirty (30) days of such notice, either (A) making a principal curtailment on the Loan (which shall not be credited towards future principal amortization required under the Loan Documents) in an amount sufficient to bring this Loan to Value Ratio into compliance and/or (B) provide additional collateral acceptable to Administrative Agent, which shall have value (as determined by Administrative Agent) which when added to the Property value is sufficient to satisfy the Loan to Value Ratio covenant. If

Borrower fails to satisfy the Loan to Value Ratio covenant within such thirty (30) day period, such condition shall constitute an immediate Default.

                    (b) Debt Service Coverage Ratio. Commencing on the earlier to occur of (i) December 31, 2011 or (ii) the date which is six (6) months after the date which at least 95% of the rentable space in the Property is leased pursuant to Leases entered into in accordance with the terms hereof, as determined by Administrative Agent, Borrower shall at all times have a Debt Service Coverage Ratio of at least 1.25 to 1.00. In the event the Debt Service Coverage Ratio covenant is not met, Administrative Agent shall notify Borrower of such condition and Borrower may satisfy the Debt Service Coverage Ratio covenant by, within thirty (30) days of such notice, either (A) making a principal curtailment on the Loan (which shall not be credited towards future principal amortization required under the Loan Documents) in an amount sufficient to bring this Debt Service Coverage Ratio into compliance and/or (B) provide additional collateral acceptable to Administrative Agent, which shall have value (as determined by Administrative Agent) which would, assuming such collateral were liquidated and applied to reduce the outstanding principal amount of the Loan, be sufficient to satisfy the Debt Service Coverage Ratio covenant. If Borrower fails to satisfy the Debt Service Coverage Ratio covenant within such thirty (30) day period, such condition shall constitute an immediate Default.

                    2.6. Limitation on Debt. Borrower will not incur, create, assume directly or indirectly, or suffer to exist any Debt or encumber any of its assets nor form or own any subsidiaries, nor acquire or hold a direct or indirect equity investments in any other Person without in each such instance the prior written consent of Administrative Agent, except for:

                    (a) Debt incurred pursuant to this Agreement and the other Loan Documents;

                    (b) Debt of Borrower under a Swap Contract;

                    (c) Debt constituting a trade payable which is payable in the ordinary course of business and is not past due;

                    (d) obligations to pay brokerage commissions in connection with executed leases so long as such commissions are at market rates; and

          (e) amounts payable under leases in connection with build-out allowances or tenant improvement reimbursements (but only to the extent approved by Administrative Agent in its reasonable discretion to the extent Administrative Agent’s consent is required hereunder).

                    2.7. Inspection. Administrative Agent and its agents may enter upon the Property to inspect the Property at any reasonable time, unless Administrative Agent deems such inspection is of an emergency nature, in which event Borrower shall provide Administrative Agent with immediate access to the Property. Borrower will furnish to Administrative Agent and its agents for inspection and copying, all Plans, shop drawings, specifications, books and records, and other documents and information that Administrative Agent may reasonably request from time to time.

                    2.8. Notice to Lenders. Borrower shall promptly within ten (10) days after the occurrence of any of the following events, notify each Lender in writing thereof, specifying in each case the action Borrower has taken or will take with respect thereto: (a) any violation of any Law or governmental requirement; (b) any litigation, arbitration or governmental investigation or proceeding instituted or threatened against Borrower or any Guarantor or the Property, and any material development therein; (c) any actual or threatened condemnation of any portion of the Property, any negotiations with respect to any such taking, or any loss of or substantial damage to the Property; (d) any labor controversy pending or threatened against Borrower or any contractor, and any material development in any labor controversy; (e) any notice received by Borrower with respect to the cancellation, alteration or non-renewal of any insurance coverage maintained with respect to the Property; (f) Borrower receiving notice or otherwise having knowledge of any lien in excess of $50,000 filed against the Property or any stop notice served on Borrower in connection with construction of any alterations or renovations of the Improvements; or (g) any required permit, license, certificate or approval with respect to the Property lapses or ceases to be in full force and effect.

                    2.9. Financial Statements. Borrower shall deliver to Administrative Agent with sufficient copies for each Lender the Financial Statements and other statements and information at the times and for the periods described in (a) Exhibit “B” and (b) any other Loan Document, and Borrower shall deliver to Administrative Agent with sufficient copies for each Lender from time to time such additional financial statements and information as Administrative Agent may at any time request. Borrower will make all of its books, records and accounts available to Administrative Agent and its representatives at the Property upon request and will permit them to review and copy the same. Borrower shall promptly notify Administrative Agent of any event or condition that could reasonably be expected to have a Material Adverse Effect in the financial condition of Borrower and, if known by Borrower, Guarantor. Administrative Agent shall provide a copy of such Financial Statements to each Lender upon receipt.

                    2.10. Other Information. Borrower shall furnish to Administrative Agent from time to time upon Administrative Agent’s request budgets of Borrower and revisions thereof showing the estimated costs and expenses to be incurred in connection with the completion of construction of the Improvements; (v) current or updated detailed Project schedules or construction schedules; and (vi) such other information relating to Borrower, Guarantor, the Improvements, the Property, or any indemnitor or other person or party connected with Borrower, the Loan, the construction of the Improvements or any security for the Loan.

                    2.11. Intentionally Omitted.

                    2.12. Intentionally Omitted.

                    2.13. Appraisal. Administrative Agent may obtain from time to time, an appraisal of all or any part of the Property prepared in accordance with written instructions from Administrative Agent by a third-party appraiser engaged directly by Administrative Agent. Each such appraiser and appraisal shall be satisfactory to Administrative Agent (including satisfaction of applicable regulatory requirements). The cost of any such appraisal shall be borne by Borrower if such appraisal is the first appraisal in any calendar year and in all events if Administrative Agent obtains such appraisal after the occurrence of a Default, and such cost is due and payable by Borrower on demand and shall be secured by the Loan Documents. Administrative Agent shall provide a copy of such appraisal to each Lender upon receipt. Provided no Default exists and Borrower has paid the cost of such appraisal as aforesaid, Administrative Agent shall provide a copy of such appraisal to Borrower upon request.

                    2.14. Payment of Withholding Taxes. Borrower shall not use, or permit the property manager of the Property to use, any portion of the proceeds of any Loan advance to pay the wages of employees unless a portion of the proceeds or other funds are also used to make timely payment to or deposit with (a) the United States of all amounts of tax required to be deducted and withheld with respect to such wages under the Code, and (b) any state and/or local Tribunal or agency having jurisdiction of all amounts of tax required to be deducted and withheld with respect to such wages under any applicable state and/or local Laws.

                    2.15. ERISA and Prohibited Transaction Taxes. As of the date hereof and throughout the term of this Agreement, (a) Borrower is not and will not be (i) an “employee benefit plan”, as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”); or (ii) a “plan” within the meaning of Section 4975(e) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”); (b) the assets of Borrower do not and will not constitute “plan assets” within the meaning of the United States Department of Labor Regulations set forth in 29 C.F.R. §2510.3-101; (c) Borrower is not and will not be a “governmental plan” within the meaning of Section 3(32) of ERISA; (d) transactions by or with Borrower are not and will not be subject to state statutes applicable to Borrower regulating investments of fiduciaries with respect to governmental plans; and (e) Borrower shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Administrative Agent of any of Lender’s rights under this Agreement, any Note or the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA or Section 4975 of the Code. Borrower further agrees to deliver to Administrative Agent such certifications or other evidence of compliance with the provisions of this Section 2.15 as Administrative Agent may from time to time request.

                    2.16. Ground Lease.

                    (a) Borrower shall, at its sole cost and expense, promptly and timely perform and observe all the material terms, covenants and conditions required to be performed and observed by Borrower as lessee under the Ground Lease (including, but not limited to, the payment of all rent, additional rent, percentage rent and other charges required to be paid under the Ground Lease).

                    (b) If Borrower shall be in default under the Ground Lease, then, subject to the terms of the Ground Lease, Borrower hereby grants Administrative Agent the right (but not the obligation), to cause the default or defaults under the Ground Lease to be remedied and otherwise exercise any and all rights of Borrower under the Ground Lease, as may be necessary to prevent or cure any default provided such actions are necessary to protect the interests of Administrative Agent and Lenders under the Loan Documents, and Administrative Agent and its agents shall have the right to enter all or any portion of the Property subject to the Ground Lease at such times and in such manner as Administrative Agent deems necessary, to prevent or to cure any such default.

                         (c) The actions or payments of Administrative Agent to cure any default by Borrower under the Ground Lease shall not remove or waive, as between Borrower, Administrative Agent and Lenders, the default that occurred under this Agreement by virtue of the default by Borrower under the Ground Lease. All sums expended by Administrative Agent and Lenders to cure any such default shall be paid by Borrower to Administrative Agent, upon demand, with interest on such sum at the rate set forth in this Agreement from the date such sum is expended to and including the date the reimbursement payment is made to Administrative Agent. All such indebtedness shall be deemed to be secured by the Mortgage.

                         (d) Borrower shall notify Administrative Agent promptly in writing of the occurrence of any material default by Ground Lessor under the Ground Lease or the occurrence of any event that, with the passage of time or service of notice. or both, would constitute a material default by Ground Lessor under the Ground Lease, and the receipt by Borrower of any notice (written or otherwise) from Ground Lessor under the Ground Lease noting or claiming the occurrence of any default by Borrower under the Ground Lease or the occurrence of any event that, with the passage of time or service of notice, or both, would constitute a default by Borrower under the Ground Lease. Borrower shall promptly deliver to Lender a copy of any such written notice of default.

                         (e) Within ten (10) days after receipt of written demand by Administrative Agent, Borrower shall use reasonable efforts to obtain from Ground Lessor under the Ground Lease and furnish to Lender the estoppel certificate of Ground Lessor stating the date through which rent has been paid and whether or not there are any defaults thereunder and specifying the nature of such claimed defaults, if any.

                         (f) Borrower shall promptly execute, acknowledge and deliver to Administrative Agent such instruments as may reasonably be required to permit Administrative Agent to cure any default under the Ground Lease or permit Administrative Agent to take such other action required to enable Administrative Agent to cure or remedy the matter in default and preserve the security interest of Administrative Agent under the Loan Documents with respect to the Ground Lease. Borrower irrevocably appoints Administrative Agent as its true and lawful attorney-in-fact to do, in its name or otherwise, any and all acts and to execute any and all documents that are necessary to preserve any rights of Borrower under or with respect to the Ground Lease, including, without limitation, the right to effectuate any extension or renewal of the Ground Lease, or to preserve any rights of Borrower whatsoever in respect of any part of the Ground Lease (and the above powers granted to Lender are coupled with an interest and shall be irrevocable).

                         (g) Notwithstanding anything to the contrary contained in this Agreement with respect to the Ground Lease:

(i) The lien of the Mortgage attaches to all of Borrower’s rights and remedies at any time arising under or pursuant to Subsection 365(h) of the Bankruptcy Code,

including, without limitation, all of Borrower’s rights, as debtor, to remain in possession of the related Property subject to the Ground Lease.

               (ii) Borrower shall not, without Administrative Agent’s written consent, elect to treat the Ground Lease as terminated under subsection 365(h)(l) of the Bankruptcy Code. Any such election made without Administrative Agent’s prior written consent shall be void.

               (iii) As security for the Indebtedness, Borrower unconditionally assigns, transfers and sets over to Lender all of Borrower’s claims and rights to the payment of damages arising from any rejection by Ground Lessor under the Ground Lease under the Bankruptcy Code. Lender and Borrower shall proceed jointly or in the name of Borrower in respect of any claim, suit, action or proceeding relating to the rejection of the Ground Lease, including, without limitation, the right to file and prosecute any proofs of claim, complaints, motions, applications, notices and other documents in any case in respect of Ground Lessor under the Bankruptcy Code. This assignment constitutes a present, in-evocable and unconditional assignment of the foregoing claims, rights and remedies, and shall continue in effect until all of the Indebtedness shall have been satisfied and discharged in full. Any amounts received by Administrative Agent or Borrower as damages arising out of the rejection of the Ground Lease as aforesaid shall be applied to all costs and expenses of Administrative Agent (including, without limitation, attorney’s fees and costs) incurred in connection with the exercise of any of its rights or remedies in accordance with the applicable provisions of this Agreement.

               (iv) If, pursuant to subsection 365(h) of the Bankruptcy Code, Borrower seeks to offset, against the rent reserved in the Ground Lease, the amount of any damages caused by the nonperformance by Ground Lessor of any of its obligations thereunder after the rejection by Ground Lessor of the Ground Lease under the Bankruptcy Code, then Borrower shall not effect any offset of the amounts so objected to by Administrative Agent. If Administrative Agent has failed to object as aforesaid within ten (10) days after notice from Borrower in accordance with the first sentence of this subsection, Borrower may proceed to offset the amounts set forth in Borrower’s notice.

               (v) If any action, proceeding, motion or notice shall be commenced or filed in respect of Ground Lessor of all or any part of the Property in correction with any case under the Bankruptcy Code, Administrative Agent and Borrower shall cooperatively conduct and control any such litigation with counsel agreed upon between Borrower and Administrative Agent in connection with such litigation. Borrower shall, upon demand, pay to Administrative Agent all costs and expenses (including reasonable attorneys’ fees and costs) actually paid or actually incurred by Administrative Agent in connection with the cooperative prosecution or conduct of any such proceedings. All such costs and expenses shall be secured by the lien of the related Mortgage.

               (vi) Borrower shall promptly, after obtaining knowledge of such filing notify Administrative Agent orally of any filing by or against Ground Lessor under the Ground Lease of a petition under the Bankruptcy Code. Borrower shall thereafter promptly give written notice of such filing to Administrative Agent, setting forth any information available to Borrower as to the date of such filing, the court in which such petition was filed, and the relief sought in such filing. Borrower shall promptly deliver to Administrative Agent any and all notices, summonses, pleadings, applications and other documents received by Borrower in connection with any such petition and any proceedings relating to such petition.

                         (h) Borrower shall not, without Lender’s prior written consent, fail to exercise any option or right to renew or extend the term of the Ground Lease in accordance with the terms of the Ground Lease, and shall give immediate written notice to Administrative Agent of each exercise of any such option or right and shall execute, acknowledge, deliver mid record any document requested by Administrative Agent to evidence the Lien of the Mortgage on such extended or renewed lease term; provided, however, Borrower shall not be required to exercise any particular such option or right to renew or extend to the extent Borrower shall have received the prior written consent of Administrative Agent (which consent may be withheld by Administrative Agent in its sole and absolute discretion) allowing Borrower to forego exercising such option or right to renew or extend. If Borrower shall fail to exercise any such option or right as aforesaid, Administrative Agent may exercise the option or right as Borrower’s agent and attorney-in-fact as provided above in Administrative Agent’s own name or in the name of and on behalf of a nominee offender, as Administrative Agent may determine in the exercise of its sole and absolute discretion.

                         (i) Borrower shall not waive, excuse, condone or in any way release or discharge Ground Lessor under the Ground Lease of or from Ground Lessor’s material obligations, covenant and/or conditions under the Ground Lease without the prior written consent of Administrative Agent.

                         (j) Borrower shall not, without Administrative Agent’s prior written consent, surrender, terminate, forfeit, or suffer or permit the surrender, termination or forfeiture of, or change, supplement, modify, alter or amend the Ground Lease, which consent, in the case of a change, supplement, modification, alteration or amendment, shall not be unreasonably withheld or delayed. Consent to one amendment, change, agreement or modification shall not be deemed to be a waiver of the right to require consent to other, future or successive amendments, changes, agreements or modifications. Any acquisition of lessor’s interest in the Ground Lease by Borrower or any Affiliate of Borrower shall be accomplished by Borrower in such a manner so as to avoid a merger of the interests of lessor and lessee in Ground Lease, unless consent to such merger is granted by Administrative Agent.

                    2.17. Storage Facility Master Lease.

                         (a) Borrower has entered into a Sublease Agreement dated December 10, 2007 (the “Storage Facility Master Lease”) with Acadia Strategic Opportunity Fund II, LLC, a Delaware limited liability company (the “Storage Facility Tenant’’) for the approximately 88,127 square foot self storage facility to be constructed at the Property (the “Self Storage Facility”) which Storage Facility Master Lease provides for the payment of an annual base rent of $800,000 per annum (the “Storage Facility Rent”) (payable in equal monthly installments) and has a term expiring no earlier than December 1, 2024. Borrower hereby assigns to

Administrative Agent all of its right title and interest in the Storage Facility Master Lease and the guaranty thereto as additional security for the Loan.

                         (b) The Storage Facility Master Lease is in full force and effect and there are no uncured defaults thereunder by either party and there are no conditions that, with the passage of time or the giving of notice, or both, would constitute defaults thereunder. The copy of the Storage Facility Master Lease delivered to Administrative Agent is true and complete, and there are no oral agreements with respect thereto.

                         (c) Borrower shall give to Administrative Agent copies of all notices given to Borrower or received by Borrower with respect to the Storage Facility Master Lease. Borrower shall not (i) waive any rights under the Storage Facility Master Lease, (ii) modify the rent or other amounts payable under the Storage Facility Master Lease, or extend any period for the payment of rent or other amounts under the Storage Facility Master Lease, or (iii) terminate, cancel accept a surrender (except as specifically provided in Section 2.17(d) hereof) of or otherwise amend or modify the Storage Facility Master Lease, without, in each case, the prior written consent of Lender, which consent may be granted or withheld by Administrative Agent in Administrative Agent’s sole discretion.

                         (d) Administrative Agent will consent to a termination of the Storage Facility Master Lease in the event that (i) the Self Storage Facility is open for business and (ii) the Self Storage Facility yields an underwritten annual net cash flow, as reasonably determined by Administrative Agent, of $800,000 or more with no free rent, credit or right of offset.

                         (e) Notwithstanding anything to the contrary in the organizational documents of Storage Facility Tenant, Storage Facility Tenant shall not dissolve unless and until each of the following conditions have been satisfied: (i) an appropriate winding down of and disposition of its assets and liabilities, satisfaction of all claims, creditors and liabilities, and retention of adequate reserves to satisfy future contingent liabilities, including, without limitation, its liabilities under the Storage Facility Master Lease; (ii) compliance with all organizational and applicable Laws relating to dissolution and winding up of Storage Facility Tenant, and (iii) the assignment of the Storage Facility Master Lease to and the assumption thereof by a replacement storage facility tenant acceptable to Administrative Agent in its sole discretion.

                    2.18. Condominium Provisions.

                         (a) Condominium Representations and Warranties. Borrower hereby makes the following representations and warranties: (a) no unpaid Condominium Assessments currently exist, or to the best of Borrower’s knowledge, are pending and to the best of Borrower’s knowledge, no assessments or special assessments are currently contemplated, (b) the Condominium Documents are in full force and effect and Borrower is not in default of any obligation to the Condominium with respect to any of the Condominium Documents and (c) to the best of Borrower’s knowledge, the Condominium is in compliance with all state, local or federal laws, rules and regulation applicable to the condominium regime.

                         (b) Condominium Covenants.

               (i) Borrower shall pay all Condominium Assessments, as and when the same become due and payable, subject to any right of Borrower to contest same in accordance with the provisions of the Condominium Documents and provided that Borrower shall exercise any such right if and only if: (i) such proceeding suspends the collection of such Condominium Assessments and the Property will not be in danger of being sold for such unpaid Condominium Assessments, or Borrower has paid all of such Condominium Assessments under protest, (ii) such proceeding is permitted under and is conducted in accordance with the provisions of the Condominium Documents, (iii) if Borrower has not paid the disputed amounts in full under protest, Borrower shall deposit with Administrative Agent cash (or other security as may be approved, in writing, by Administrative Agent) in an amount Administrative Agent deems sufficient to insure the payment of any such Condominium Assessments together with interest and penalties thereon, if any, (iv) Borrower furnishes to Administrative Agent all other items reasonably requested by Lender and (v) upon a final determination thereof, Borrower promptly pays the amount of any such Condominium Assessments, together with all costs, interest and penalties which may be payable in connection therewith.

               (ii) In addition to the financial reporting requirements of this Agreement Borrower shall furnish the following to Lender, each prepared in such detail as reasonably required by Administrative Agent and certified by an officer of Borrower to be true, complete and correct: as soon as available, but in any event within forty-five (45) days after the end of each fiscal quarter, evidence satisfactory to Administrative Agent that all Condominium Assessments for the immediately preceding quarter which are then due and payable for the Property, have been paid by Borrower (or are being duly and properly contested in accordance with Section (a)(l) above) which evidence shall include, without limitation, a true and correct photocopy of Borrower’s cancelled check(s) evidencing such payment(s) with respect thereto, provided, however, in lieu of furnishing such evidence to Administrative Agent, Borrower shall have the right to deposit cash with Lender in the full annual amount of such Condominium Assessments due with respect to the Property, which deposit shall be held by Administrative Agent as additional security for the Loan until such time as satisfactory evidence of such payment in accordance with this clause is accepted by Administrative Agent.

               (iii) Borrower shall observe and enforce all obligations imposed upon it under the Condominium Documents and shall enforce the terms, covenants and conditions contained in the Condominium Documents to be observed or performed upon the part of the other parties thereunder in a commercially reasonable manner.

               (iv) Borrower shall not alter, modify or change the material terms of, nor terminate, any of the Condominium Documents without Administrative Agent’s consent (which consent shall not be unreasonably withheld, conditioned or delayed).

(v) Borrower shall comply with any Law applicable to the condominium regime at the Property, the Land or the sale or transfer of the Land, including but not limited to, the securities and condominium laws of the State where the Property is located and the rules and regulations pertaining thereto.

               (vi) Borrower shall take all actions as may be necessary from time to time to preserve and maintain the condominium regime at the Property in accordance with the laws of the State where the Property is located.

               (vii) Provided that the same was not included in any of the reports, statements, certificates or other documentation submitted to Administrative Agent, Borrower shall give Administrative Agent prompt notice of any special assessment relating to the condominium regime received by Borrower.

               (viii) Borrower shall provide Administrative Agent with notice of any proposed additions, alterations or improvements proposed by any Condominium Board costing in excess of $50,000 and provided that Borrower or its designee has consent rights under the Condominium Documents, Borrower shall not consent to same without Administrative Agent’s prior approval, not to be unreasonably withheld.

               (ix) Borrower shall promptly deliver to Administrative Agent a true and complete copy of each and every notice of default received or delivered by Borrower with respect to any obligation of Borrower or any other party under the Condominium Documents.

               (x) If a Default has occurred and is continuing, Borrower hereby acknowledges and agrees that, subject to the provisions of the Condominium Documents, Administrative Agent (or its nominee) shall be solely entitled to remove any Condominium Board members appointed by Borrower and/or to designate replacement or substitute members of the Condominium Board. If a Default has occurred and is continuing, Administrative Agent shall have the right to exercise the power of attorney granted pursuant to the Proxy (as hereinafter defined) to exercise all rights, powers and remedies of Borrower pursuant to the Condominium Documents. The rights granted to Lender under the Proxy shall automatically terminate upon the payment of the Loan in full or upon a defeasance of the Loan in accordance with the terms hereof.

               (xi) If a Default has occurred and is continuing, Administrative Agent may, at its option, and Borrower hereby grants and assigns to Administrative Agent, from and after the occurrence and during the continuation of a Default, the right, either by itself or by its nominee or designee, in the name of Borrower, to exercise the rights, powers and remedies of Borrower pursuant to the Condominium Documents. Such rights and remedies shall include, without limitation, the right to exercise all voting, consent, managerial and other rights relating to the Condominium, whether in Borrower’s name or otherwise, and the right to exercise Borrower’s rights in the Condominium, including, without limitation, voting to elect members of the Condominium Board and voting to amend the Condominium Documents.

                         (c) Additional Event of Default. It shall be an immediate Default hereunder if Borrower violates or does not comply with any of the material provisions of Section 2.18(a) or

(b) above and/or the Condominium shall become subject to an action for partition and said action has been commenced and not dismissed within thirty (30) days after commencement thereof, or if any provision of the applicable Condominium Act or any section, sentence, clause, phrase or word or the application thereof in any circumstances, is held invalid and such invalidity shall affect the lien of the Security Instrument or the rights of Administrative Agent under the Loan Documents.

                    2.19. Transfer Taxes.

                         (a) In the event of any sale or transfer of Borrower’s interest in the Property, or any part thereof, including any sale or transfer by reason of foreclosure of the Mortgage or any prior or subordinate mortgage or by deed in lieu of any such foreclosure, Borrower shall timely and duly complete, execute and deliver to Administrative Agent all forms and supporting documentation required by any taxing authority to estimate and fix any tax payable by reason of such sale or transfer or recording of the deed evidencing such sale or transfer, including any New York State Transfer Tax (individually, a “Transfer Tax”).

                         (b) Borrower shall pay the Transfer Tax that may hereafter become due and payable with respect to any sale or transfer of the property described in this Section, and in the event of a default of such payment, Administrative Agent may pay the same and the amount of such payment shall be added to the Indebtedness secured hereby and, unless incurred in connection with a foreclosure of the Mortgage or deed in lieu of such foreclosure, be secured by the Mortgage.

                         (c) In the event that Borrower fails to execute the same and such failure continues for more than ten (10) days after Administrative Agent requests Borrower to execute the same, Borrower hereby irrevocably constitutes and appoints Administrative Agent as its attorney-in-fact, coupled with an interest, to prepare and deliver any questionnaire, statement, affidavit or tax return in connection with any Transfer Tax applicable to any foreclosure or deed in lieu of foreclosure described related to the Mortgage.

                         (d) Borrower shall indemnify and hold harmless Administrative Agent and Lenders against (i) any and all liability incurred by Administrative Agent and/or Lenders for the payment of any Transfer Tax with respect to any transfer of Borrower’s interest in the Property, and (ii) any and all expenses reasonably incurred by Lender in connection therewith including, without limitation, interest, penalties and reasonable attorneys’ fees.

                         (e) The obligation to pay the taxes and indemnify Administrative Agent and Lenders under this Section is a personal obligation of Borrower (excluding its shareholders, directors and officers), whether or not Borrower is personally obligated to pay the Indebtedness secured by the Mortgage and shall be binding upon and enforceable against the distributees, successors and assigns of Borrower with the same force and effect as though each of them had personally executed and delivered the Mortgage, notwithstanding any exculpation provision in favor of Borrower with respect to the payment of any other monetary obligations under the Mortgage.

                         (f) In the event that Borrower fails or refuses to pay a tax payable by Borrower with respect to a sale or transfer by reason of a foreclosure of this Security Instrument in accordance with this Section, the amount of the tax, any interest or penalty applicable thereto and any other amount payable pursuant to Borrower’s obligation to indemnify Administrative Agent and Lenders under this Section may, at the sole option of Lender, be paid as an expense of the sale out of the proceeds of the mortgage foreclosure sale.

                         (g) The provisions of this Section shall survive any transfer and the delivery of the deed affecting such transfer. Nothing in this Section shall be deemed to grant to Borrower any greater rights to sell, assign or otherwise transfer the premises than are expressly provided in the Mortgage nor to deprive Administrative Agent of any right to refuse to consent to any transaction referred to in this Section.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

                    3.1. General Representations and Warranties. To induce Lenders to make the Loan, Borrower hereby represents and warrants to Administrative Agent and Lenders that except as otherwise disclosed to Administrative Agent in writing (a) Borrower has complied with any and all Laws and regulations concerning its organization, existence and the transaction of its business, and has the right and power to own the Property and to develop the Improvements as contemplated in this Agreement and the other Loan Documents; (b) Borrower is authorized to execute, deliver and perform all of its obligations under the Loan Documents; (c) the Loan Documents are valid and binding obligations of Borrower; (d) Borrower is not in violation of any Law, regulation or ordinance, or any order of any court or Tribunal, and no provision of the Loan Documents violates any applicable Law, any covenants or restrictions affecting the Property, any order of any court or Tribunal or any contract or agreement binding on Borrower or the Property; (e) to the extent required by applicable Law, Borrower and Guarantor have filed all necessary tax returns and reports and have paid all taxes and governmental charges thereby shown to be owing; (f) the Land is not part of a larger tract of land owned by Borrower or any of its affiliates or any Guarantor, is not otherwise included under any unity of title or similar covenant with other lands not encumbered by the Mortgage, and constitutes a separate tax lot or lots with a separate tax assessment or assessments for the Land and Improvements, independent of those for any other lands or improvements; (g) the Land and Improvements comply with all Laws and governmental requirements, including all subdivision and platting requirements, without reliance on any adjoining or neighboring property; (h) the Improvements comply with all legal requirements regarding access and facilities for handicapped or disabled persons; (i) Borrower has not directly or indirectly conveyed, assigned or otherwise disposed of or transferred (or agreed to do so) any development rights, air rights or other similar rights, privileges or attributes with respect to the Property, including those arising under any zoning or land use ordinance or other Law or governmental requirement; (j) the Financial Statements delivered to Administrative Agent are true, correct, and complete in all material respects, and there has been no event or condition that could reasonably be expected to have a Material Adverse Effect in Borrower’s or Guarantor’s financial condition from the financial condition of Borrower or Guarantor (as the case may be) indicated in such Financial Statements; (k) all utility services necessary for operation of the Improvements for their intended purpose are available at the boundaries of the Land, including electric and natural gas facilities, telephone service, water supply, storm and sanitary sewer facilities; (l) except as otherwise provided for in the Loan Documents, Borrower has made no contract or arrangement of any kind the performance of which by the other party thereto would give rise to a lien on the Property; and (m) the current and anticipated use of the Property complies with all applicable zoning ordinances, regulations and restrictive covenants affecting the Land without the existence of any variance, non-complying use, nonconforming use or other special exception, all use restrictions of any Tribunal having jurisdiction have been satisfied, and no violation of any Law or regulation exists with respect thereto.

                     3.2. Ground Lease. Borrower hereby represents and warrants to Administrative Agent and Lenders the following with respect to the Ground Lease:

               (a) Recording; Modification. A memorandum of the Ground Lease has been duly recorded. The Ground Lease permits the interest of Borrower to be encumbered by a mortgage or Ground Lessor has approved and consented to the encumbrance of the Property by the Mortgage. There have been no amendments or modifications to the terms of the Ground Lease since recordation of the Ground Lease (or a memoranda thereof), with the exception of written instruments which have been delivered to Lender. The Ground Lease may not be terminated, surrendered or amended without the prior written consent of Lender; provided that Ground Lessor shall not be prevented from exercising its remedies in accordance with. the Ground Lease if the obligations of Borrower under the Ground Lease are not performed as provided in the Ground Lease, subject to notice and cure rights provided to Lender in the Ground Lease.

               (b) No Liens. Except for the Permitted Encumbrances (as defined in the Mortgage) Borrower’s interest in the Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage other than Ground Lessor’s related fee interest.

               (c) Ground Lease Assignable. Borrower’s interest in the Ground Lease is assignable without the consent of Ground Lessor to Lender, the purchaser at any foreclosure sale or the transferee under a deed or assignment in lieu of foreclosure in connection with the foreclosure of the Lien of the Mortgage or transfer of Borrower’s leasehold state by deed or assignment in lieu of foreclosure. In connection with the first assignment thereafter, the Ground Lease is further assignable by such transferee and its successors and assigns without the consent of Ground Lessor, subject to the provisions of Section 11.1(b) of the Ground Lease.

               (d) Default. As of the date hereof, the Ground Lease is in full force and effect and no default has occurred under the Ground Lease and there is no existing condition which, but for the passage of time or the giving of notice, could result in a default under the terms of the Ground Lease.

(e) Notice. The Ground Lease requires Ground Lessor to give notice of any default by Borrower to Lender prior to exercising its remedies thereunder.

               (f) Cure. Lender is permitted the opportunity (including, where necessary, sufficient time to gain possession of the interest of Borrower under the Ground Lease) to cure any default under the Ground Lease, which is curable after the receipt of notice of any of the default before Ground Lessor thereunder may terminate the Ground Lease as set forth in Section 11.8 thereof.

(g) Term. The Ground Lease has a term which extends not less than ten (10) years beyond the Maturity Date.

               (h) New Lease. The Ground Lease requires Ground Lessor to enter into a new lease upon termination of the Ground Lease for any reason, including rejection or disaffirmation of the Ground Lease in a bankruptcy proceeding.

               (i) Insurance Proceeds. Under the terms of the Ground Lease and the Mortgage, taken together, any related insurance and condemnation proceeds that are paid or awarded with respect to the leasehold interest will be applied either to the repair or restoration of all or part of the Property, with Lender having the right, if the proceeds exceed $500,000, to hold and disburse the proceeds as the repair or restoration progresses, or to the payment of the outstanding principal balance of the Loan together with any accrued interest thereon.

(j) Subleasing. Except as set forth in Article 11 of the Ground Lease, the Ground Lease does not impose any restrictions on subleasing.

ARTICLE 4
DEFAULT AND REMEDIES

                    4.1. Events of Default. The occurrence of any one of the following shall be a default under this Agreement (“Default”): (a) any of the Indebtedness is not paid when due, whether on the scheduled due date or upon acceleration, maturity or otherwise and such default shall have continued for a period of ten (10) days; (b) any covenant, agreement, condition, representation or warranty in this Agreement (other than covenants to pay the Indebtedness and other than Defaults expressly listed in this Section) is not fully and timely performed, observed or kept and, except with respect to provisions which are specified to be immediate Defaults, such default shall have continued for a period of thirty (30) days after notice thereof shall have been given to Borrower by Administrative Agent (or such other grace period as may be specified elsewhere in this Agreement with respect to specific provisions), provided, however, if such default is not susceptible of being cured within such thirty (30) day period and Borrower has commenced such cure within such thirty (30) day period and is diligently pursuing such cure to Administrative Agent’s satisfaction, such thirty (30) day cure period shall be extended, but in no event shall such cure period exceed sixty (60) days, or, in the case of such other documents, such shorter grace period, if any, as may be provided for therein; (c) the occurrence of a Default under any other Loan Document (taking into account any applicable notice and cure period set forth in such Loan Document); (d) any required permit, license, certificate or approval with respect to the Property lapses or ceases to be in full force and effect and Borrower fails to have such required permit, license, certificate or approval renewed or reinstated within thirty (30) days; (e)

Borrower, Administrative Agent or any Lender is enjoined or prohibited from performing any of its respective obligations under any of the Loan Documents; (f) the owner of the Property enters into any lease of part or all of the Property which does not comply with the Loan Documents; (g) a lien for the performance of work or the supply of materials which is established against the Property remains unsatisfied or unbonded for a period of twenty (20) days after Borrower’s receipt of notice or otherwise obtaining knowledge of the date of filing or service; (h) the entry of a judgment against Borrower or any Guarantor for an amount in excess of $500,000 and Borrower shall not discharge the same or cause it to be discharged within sixty (60) days from the entry thereof, or shall not appeal therefrom or from the order, decree or process upon which or pursuant to which said judgment was granted, based or entered, and secure a stay of execution or bond over such judgment by a commercially acceptable bonding company pending such appeal; (i) the issuance of any attachment, sequestration, or similar writ levied upon any of Borrower’s or Guarantor’s property which is not discharged within a period of ten (10) days; (j) Administrative Agent determines that an event or condition that could reasonably be expected to have a Material Adverse Effect has occurred in the financial condition of Borrower or any Guarantor or in the condition of the Property; (k) the death, incompetency, dissolution or insolvency of Borrower or any Guarantor; (l) a Default as specified in Section 6.26; (m) a default occurs under any other Loan Document which is not cured within any applicable notice and cure period provided therein; (n) a Default occurs under the Other Loan Agreement, Other Note and/or Other Mortgage; (o) any of the following: (i) a breach or default by Borrower under any condition or obligation contained in the Ground Lease shall occur, (ii) there occurs any event or condition that gives Ground Lessor under the Ground Lease a right to terminate or cancel the Ground Lease, (iii) the Ground Lease shall be surrendered or the Ground Lease shall be terminated or cancelled for any reason or under any circumstances whatsoever or (iv) any of the terms, covenants or conditions of the Ground Lease shall in any manner be modified, changed, supplemented, altered or amended without the prior written consent of Lenders; (p) any of the following: (i) a breach or default by Borrower or Storage Facility Tenant under any condition or obligation contained in the Storage Facility Master Lease shall occur, (ii) there occurs any event or condition that gives Borrower or Storage Facility Tenant under the Storage Facility Master Lease a right to terminate or cancel the Storage Facility Master Lease, (iii) the Storage Facility Master Lease shall be surrendered or the Storage Facility Master Lease shall be terminated or cancelled for any reason or under any circumstances whatsoever, except as specifically permitted herein or (iv) any of the terms, covenants or conditions of the Storage Facility Master Lease shall in any manner be modified, changed, supplemented, altered or amended without the prior written consent of Administrative Agent; and (q) Storage Facility Tenant shall dissolve or cease to exist during the term of the Loan, except in compliance with the provisions of Section 2.17 hereof.

                    4.2. Remedies. Upon a Default, Administrative Agent may with the consent of, and shall at the direction of the Required Lenders, without notice, exercise any and all rights and remedies afforded by this Agreement, the other Loan Documents, Law, equity or otherwise, including (a) declaring any and all Indebtedness immediately due and payable; (b) reducing any claim to judgment; or (c) obtaining appointment of a receiver (to which Borrower hereby consents) and/or judicial or nonjudicial foreclosure under the Mortgage; provided, however, that upon a Default, Administrative Agent at its election may (but shall not be obligated to) without the consent of and shall at the direction of the Required Lenders, without notice, do any one or more of the following: (a) terminate Lenders’ Commitment to lend; and (b) set-off and apply, to the extent thereof and to the maximum extent permitted by Law, any and all deposits, funds, or assets at any time held and any and all other indebtedness at any time owing by Administrative Agent or any Lender to or for the credit or account of Borrower against any Indebtedness.

                    Borrower hereby appoints Administrative Agent as Borrower’s attorney-in-fact, which power of attorney is irrevocable and coupled with an interest, with full power of substitution if Administrative Agent so elects, to do any of the following in Borrower’s name upon the occurrence of a Default: (i) use such sums as are necessary, including any proceeds of the Loan and employ such architects, engineers, and contractors as may be required, or as Lenders may otherwise consider desirable, for the purpose of completing construction of the Improvements substantially in accordance with the Plans, the Loan Documents, and all applicable Laws, governmental requirements and restrictive covenants; (ii) endorse the name of Borrower on any checks or drafts representing proceeds of any insurance policies, or other checks or instruments payable to Borrower with respect to the Property; (iii) do every act with respect to the construction of the Tenant Improvements that Borrower may do; (iv) prosecute or defend any action or proceeding incident to the Property, (v) pay, settle, or compromise all bills and claims so as to clear title to the Property; and (vi) take over and use all or any part of the labor, materials, supplies and equipment contracted for, owned by, or under the control of Borrower, whether or not previously incorporated into the Improvements. Any amounts expended by Administrative Agent itself or on behalf of Lenders to construct or to complete the Tenant Improvements in connection with the exercise of its remedies herein shall be deemed to have been advanced to Borrower hereunder as a demand obligation owing by Borrower to Administrative Agent or Lenders as applicable and shall constitute a portion of the Indebtedness, regardless of whether such amounts exceed any limits for Indebtedness otherwise set forth herein. Neither Administrative Agent nor Lenders shall have any liability to Borrower for the sufficiency or adequacy of any such actions taken by Administrative Agent.

                    No delay or omission of Administrative Agent or Lenders to exercise any right, power or remedy accruing upon the happening of a Default shall impair any such right, power or remedy or shall be construed to be a waiver of any such Default or any acquiescence therein. No delay or omission on the part of Administrative Agent or Lenders to exercise any option for acceleration of the maturity of the Indebtedness, or for foreclosure of the Mortgage following any Default as aforesaid, or any other option granted to Administrative Agent and Lenders hereunder in any one or more instances, or the acceptances by Administrative Agent or Lenders of any partial payment on account of the Indebtedness, shall constitute a waiver of any such Default, and each such option shall remain continuously in full force and effect. No remedy herein conferred upon or reserved to Administrative Agent and/or Lenders is intended to be exclusive of any other remedies provided for in any Note or any of the other Loan Documents, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder, or under any Note or any of the other Loan Documents, or now or hereafter existing at Law or in equity or by statute. Every right, power and remedy given to Administrative Agent and Lenders by this Agreement, any Note or any of the other Loan Documents shall be concurrent, and may be pursued separately, successively or together against Borrower, or the Property or any part thereof, or any personal property granted as security under the Loan Documents, and every right, power and remedy given by this Agreement, any Note or any of the other Loan Documents may be exercised from time to time as often as may be deemed expedient by the Required Lenders.

                    Regardless of how a Lender may treat payments received from the exercise of remedies under the Loan Documents for the purpose of its own accounting, for the purpose of computing the Indebtedness, payments shall be applied as elected by Lenders. No application of payments will cure any event of Default, or prevent acceleration, or continued acceleration, of amounts payable under the Loan Documents, or prevent the exercise, or continued exercise, of rights or remedies of Administrative Agent and Lenders hereunder or thereunder or at Law or in equity.

ARTICLE 5
ADMINISTRATIVE AGENT

                      5.1. Appointment and Authorization of Administrative Agent.

                         (a) Each Lender hereby irrevocably (subject to Section 5.9) appoints, designates and authorizes Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall Administrative Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Loan Documents with reference to Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

                         (b) No individual Lender or group of Lenders shall have any right to amend or waive, or consent to the departure of any party from any provision of any Loan Document, or secure or enforce the obligations of Borrower or any other party pursuant to the Loan Documents, or otherwise. All such rights, on behalf of Administrative Agent or any Lender or Lenders, shall be held and exercised solely by and at the option of Administrative Agent for the pro rata benefit of Lenders. Such rights, however, are subject to the rights of a Lender or Lenders, as expressly set forth in this Agreement, to approve matters or direct Administrative Agent to take or refrain from taking action as set forth in this Agreement. Except as expressly otherwise provided in this Agreement or the other Loan Documents, Administrative Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights, or taking or refraining from taking any actions which Administrative Agent is expressly entitled to exercise or take under this Agreement and the other Loan Documents, including, without limitation, (i) the determination if and to what extent matters or items subject to Administrative Agent’s satisfaction are acceptable or otherwise within its discretion, (ii) the making of Administrative Agent Advances, and (iii) the exercise of remedies pursuant to, but subject to, Article 4 or pursuant to any other Loan Document and any action so taken or not taken shall be deemed consented to by Lenders.

                         (c) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to Borrower or Guarantor, no individual Lender or group of Lenders shall have the right, and Administrative Agent (irrespective of whether the principal of the Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on Borrower) shall be exclusively entitled and empowered on behalf of itself and Lenders, by intervention in such proceeding or otherwise:

               (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loan and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of Lenders and Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of Lenders and Administrative Agent and their respective agents and counsel and all other amounts due Lenders and Administrative Agent under Section 6.10 and Exhibit “K” allowed in such judicial proceeding; and

(ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to Administrative Agent and, in the event that Administrative Agent shall consent to the making of such payments directly to Lenders, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due Administrative Agent under Section 6.10.

                    Nothing contained herein shall be deemed to authorize Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of Lenders except as approved by Required Lenders or to authorize Administrative Agent to vote in respect of the claims of Lenders except as approved by Required Lenders in any such proceeding.

                    5.2. Delegation of Duties. Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultant experts concerning all matters pertaining to such duties. Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

                    5.3. Liability of Administrative Agent. No Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of

Lenders for any recital, statement, representation or warranty made by Borrower or any subsidiary or Affiliate of Borrower, or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of Borrower, Guarantor or any of their Affiliates.

                    5.4. Reliance by Administrative Agent. Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons, and upon advice and statements of legal counsel (including counsel to any party to the Loan Documents), independent accountants and other experts selected by Administrative Agent. Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders or all Lenders if required hereunder as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders or such greater number of Lenders as may be expressly required hereby in any instance, and such request and any action taken or failure to act pursuant thereto shall be binding upon all Lenders. In the absence of written instructions from the Required Lenders or such greater number of Lenders, as expressly required hereunder, Administrative Agent may take or not take any action, at its discretion, unless this Agreement specifically requires the consent of the Required Lenders or such greater number of Lenders.

                    5.5. Notice of Default. Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, unless Administrative Agent shall have received written notice from a Lender or Borrower referring to this Agreement, describing such Default that Administrative Agent determines will have a Material Adverse Effect. Administrative Agent will notify Lenders of its receipt of any such notice. Administrative Agent shall take such action with respect to such Default as may be requested by the Required Lenders in accordance with Article 4; provided, however, that unless and until Administrative Agent has received any such request, Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable or in the best interest of Lenders.

                    5.6. Credit Decision; Disclosure of Information by Administrative Agent.

                         (a) Each Lender acknowledges that none of Agent-Related Persons has made any representation or warranty to it, and that no act by Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of Borrower and Guarantor, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lenders as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to Administrative Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower and Guarantor, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrower and Guarantor hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower and Guarantor.

                         (b) Administrative Agent upon its receipt shall provide each Lender such notices, reports and other documents expressly required to be furnished to Lenders by Administrative Agent herein. To the extent not already available to a Lender, Administrative Agent shall also provide Lender and/or make available for Lender’s inspection during reasonable business hours and at Lender’s expense, upon Lender’s written request therefor: (i) copies of the Loan Documents; (ii) such information as is then in Administrative Agent’s possession in respect of the current status of principal and interest payments and accruals in respect of the Loan; (iii) copies of all current financial statements in respect of Borrower, any Guarantor or other person liable for payment or performance by Borrower of any obligations under the Loan Documents, then in Administrative Agent’s possession with respect to the Loan; and (iv) other current factual information then in Administrative Agent’s possession with respect to the Loan and bearing on the continuing creditworthiness of Borrower or any Guarantor, or any of their respective Affiliates; provided that nothing contained in this Section shall impose any liability upon Administrative Agent for its failure to provide a Lender any of such Loan Documents, information, or financial statements, unless such failure constitutes willful misconduct or gross negligence on Administrative Agent’s part; and provided further that Administrative Agent shall not be obligated to provide any Lender with any information in violation of Law or any contractual restrictions on the disclosure thereof (provided such contractual restrictions shall not apply to distributing to a Lender factual and financial information expressly required to be provided herein). Except as set forth above, Administrative Agent shall not have any duty or responsibility to provide any Lenders with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Borrower or Guarantor or any of their respective Affiliates which may come into the possession of any of Agent-Related Persons.

                    5.7. Indemnification of Administrative Agent. Whether or not the transactions contemplated hereby are consummated, Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of Borrower and without limiting the obligation of Borrower to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities to the extent determined in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Agent-Related Person’s own gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, to the extent that Administrative Agent is not reimbursed by or on behalf of Borrower, each Lender shall reimburse Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including attorney fees) incurred by Administrative Agent as described in Section 6.10. The undertaking in this Section shall survive the payment of all Indebtedness hereunder and the resignation or replacement of Administrative Agent.

                    5.8. Administrative Agent in Individual Capacity. Administrative Agent, in its individual capacity, and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with any party to the Loan Documents and their respective Affiliates as though Administrative Agent were not Administrative Agent hereunder and without notice to or consent of Lenders. Lenders acknowledge that Borrower and Bank of America, N.A. or its Affiliate have entered or may enter into Swap Transactions. A portion of the Loan may be funded to honor Borrower’s payment obligations under the terms of such Swap Transactions, and Lenders shall have no right to share in any portion of such payments. Lenders acknowledge that, pursuant to such activities, Bank of America, N.A. or its Affiliates may receive information regarding any party to the Loan Documents, or their respective Affiliates (including information that may be subject to confidentiality obligations in favor of such parties or such parties’ Affiliates) and acknowledge that Administrative Agent shall be under no obligation to provide such information to them. With respect to its Pro Rata Share of the Loan, Bank of America, N.A. shall have the same rights and powers under this Agreement as any other Lenders and may exercise such rights and powers as though it were not Administrative Agent or party to Swap Transactions, and the terms “Lender” and “Lenders” include Bank of America, N.A. in its individual capacity.

                    5.9. Successor Administrative Agent. Administrative Agent may, and at the request of the Required Lenders as a result of Administrative Agent’s gross negligence or willful misconduct in performing its duties under this Agreement shall, resign as Administrative Agent upon thirty (30) days’ notice to Lenders. If Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among Lenders a successor administrative agent for Lenders, which successor administrative agent shall be consented to by Borrower at all times other than during the existence of a Default (which consent of Borrower shall not be unreasonably withheld or delayed). If no successor administrative agent is appointed prior to the effective date of the resignation of Administrative Agent, Administrative Agent may appoint, after consulting with Lenders and Borrower, a successor administrative agent from among Lenders. Upon the acceptance of its appointment as successor administrative agent hereunder, such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term “Administrative Agent” shall mean such successor administrative agent, and the retiring Administrative Agent’s appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Article and other applicable Sections of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is thirty (30) days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective and Lenders shall perform all of the duties of Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

                    5.10. Releases; Acquisition and Transfers of Collateral.

                         (a) Lenders hereby irrevocably authorize Administrative Agent to transfer or release any lien on, or after foreclosure or other acquisition of title by Administrative Agent on behalf of Lenders to transfer or sell, any Loan collateral (i) upon the termination of the Commitments and payment and satisfaction in full of all Indebtedness, (ii) constituting a release, transfer or sale of a lien or Loan collateral if Borrower will certify to Administrative Agent that the release, transfer or sale is permitted under this Agreement or the other Loan Documents (and Administrative Agent may rely conclusively on any such certificate, without further inquiry); or (iv) after foreclosure or other acquisition of title (1) for a purchase price of at least 90% of the value indicated in the most recent appraisal of the collateral obtained by Administrative Agent made in accordance with regulations governing Administrative Agent, less any reduction indicated in the appraisal estimated by experts in such areas; or (2) if approved by the Required Lenders.

                         (b) If all or any portion of the Loan collateral is acquired by foreclosure or by deed in lieu of foreclosure, Administrative Agent shall take title to the collateral in its name or by an Affiliate of Administrative Agent, but for the benefit of all Lenders in their Pro Rata Shares on the date of the foreclosure sale or recordation of the deed in lieu of foreclosure (the “Acquisition Date”). Administrative Agent and all Lenders hereby expressly waive and relinquish any right of partition with respect to any collateral so acquired. After any collateral is acquired, Administrative Agent shall appoint and retain one or more persons (individually and collectively, “Property Manager”) experienced in the management, leasing, sale and/or dispositions of similar properties.

                         After consulting with the Property Manager, Administrative Agent shall prepare a written plan for completion of construction (if required), operation, management, improvement, maintenance, repair, sale and disposition of the Loan collateral and a budget for the aforesaid, which may include a reasonable management fee payable to Administrative Agent (the “Business Plan”). Administrative Agent will deliver the Business Plan not later than the sixtieth (60th) day after the Acquisition Date to each Lender with a written request for approval of the Business Plan. If the Business Plan is approved by the Required Lenders, Administrative Agent and the Property Manager shall adhere to the Business Plan until a different Business Plan is approved by the Required Lenders. Administrative Agent may propose an amendment to the

Business Plan as it deems appropriate, which shall also be subject to Required Lender approval. If the Business Plan (as may be amended) proposed by Administrative Agent is not approved by the Required Lenders, (or if sixty (60) days have elapsed following the Acquisition Date without a Business Plan being proposed by Administrative Agent), any Lender may propose an alternative Business Plan, which Administrative Agent shall submit to all Lenders for their approval. If an alternative Business Plan is approved by the Required Lenders, Administrative Agent may appoint one of the approving Lenders to implement the alternative Business Plan. Notwithstanding any other provision of this Agreement, unless in violation of an approved Business Plan or otherwise in an emergency situation, Administrative Agent shall, subject to subsection (a) of this Section, have the right but not the obligation to take any action in connection with the Loan collateral (including those with respect to property taxes, insurance premiums, completion of construction, operation, management, improvement, maintenance, repair, sale and disposition), or any portion thereof.

                         (c) Upon request by Administrative Agent or Borrower at any time, Lenders will confirm in writing Administrative Agent’s authority to sell, transfer or release any such liens of particular types or items of Loan collateral pursuant to this Section; provided, however, that (i) Administrative Agent shall not be required to execute any document necessary to evidence such release, transfer or sale on terms that, in Administrative Agent’s opinion, would expose Administrative Agent to liability or create any obligation or entail any consequence other than the transfer, release or sale without recourse, representation or warranty, and (ii) such transfer, release or sale shall not in any manner discharge, affect or impair the obligations of Borrower other than those expressly being released.

                         (d) If only two (2) Lenders exist at the time Administrative Agent receives a purchase offer for Loan collateral for which one of Lenders does not consent within ten (10) Business Days after notification from Administrative Agent, the consenting Lender may offer (“Purchase Offer”) to purchase all of non-consenting Lender’s right, title and interest in the collateral for a purchase price equal to non-consenting Lender’s Pro Rata Share of the net proceeds anticipated from such sale of such collateral (as reasonably determined by Administrative Agent, including the undiscounted face principal amount of any purchase money obligation not payable at closing) (“Net Proceeds”). Within ten (10) Business Days thereafter the non-consenting Lender shall be deemed to have accepted such Purchase Offer unless the non-consenting Lender notifies Administrative Agent that it elects to purchase all of the consenting Lender’s right, title and interest in the collateral for a purchase price payable by the non-consenting Lender in an amount equal to the consenting Lender’s Pro Rata Share of the Net Proceeds. Any amount payable hereunder by a Lender shall be due on the earlier to occur of the closing of the sale of the collateral or ninety (90) days after the Purchase Offer, regardless of whether the collateral has been sold.

                    5.11. Application of Payments. Except as otherwise provided below with respect to Defaulting Lenders, aggregate principal and interest payments, payments for Indemnified Liabilities and/or foreclosure or sale of the collateral, and net operating income from the collateral during any period it is owned by Administrative Agent on behalf of Lenders (“Payments”) shall be apportioned pro rata among Lenders and payments of any fees (other than fees designated for Administrative Agent’s separate account) shall, as applicable, be apportioned pro rata among Lenders. Notwithstanding anything to the contrary in this Agreement, all

Payments due and payable to Defaulting Lenders shall be due and payable to and be apportioned pro rata among Administrative Agent and Electing Lenders. Such apportionment shall be in the proportion that the Defaulting Lender Payment Amounts paid by them bears to the total Defaulting Lender Payment Amounts of such Defaulting Lender. Such apportionment shall be made until Administrative Agent and Lenders have been paid in full for the Defaulting Lender Payment Amounts. All pro rata Payments shall be remitted to Administrative Agent and all such payments not constituting payment of specific fees, and all proceeds of the Loan collateral received by Administrative Agent, shall be applied first, to pay any fees, indemnities, costs, expenses (including those in Section 5.7) and reimbursements then due to Administrative Agent from Borrower; second, to pay any fees, costs, expenses and reimbursements then due to Lenders from Borrower; third, to pay pro rata interest and late charges due in respect of the Indebtedness and Administrative Agent Advances; fourth, to pay or prepay pro rata principal of the Indebtedness and Administrative Agent Advances; fifth, to pay any indebtedness of Borrower under Swap Transactions; and last, to Borrower, if required by law, or Lenders in Pro Rata Share percentages equal to their percentages at the termination of the Aggregate Commitments.

                    5.12. Benefit. The terms and conditions of this Article are inserted for the sole benefit of Administrative Agent and Lenders; the same may be waived in whole or in part, with or without terms or conditions, without prejudicing Administrative Agent’s or Lenders’ rights to later assert them in whole or in part.

ARTICLE 6
GENERAL TERMS AND CONDITIONS

                    6.1. Consents; Borrower’s Indemnity. Except where otherwise expressly provided in the Loan Documents, in any instance where the approval, consent or the exercise of Administrative Agent’s or Lenders’ judgment is required, the granting or denial of such approval or consent and the exercise of such judgment shall be (a) within the sole discretion of Administrative Agent or Lenders; (b) deemed to have been given only by a specific writing intended for the purpose given and executed by Administrative Agent or Lenders; and (c) free from any limitation or requirement of reasonableness. Notwithstanding any approvals or consents by Administrative Agent or Lenders, neither Administrative Agent nor any Lender has any obligation or responsibility whatsoever for the adequacy, form or content of any appraisal, any contract, any lease, or any other matter incident to the Property. Administrative Agent’s or Lenders’ acceptance of an assignment of the Plans for the benefit of Administrative Agent and Lenders shall not constitute approval of the Plans. Any inspection, appraisal or audit of the Property or the books and records of Borrower, or the procuring of documents and financial and other information, by or on behalf of Administrative Agent shall be for Administrative Agent’s and Lenders’ protection only, and shall not constitute an assumption of responsibility to Borrower or anyone else with regard to the condition, value, construction, maintenance or operation of the Property, or relieve Borrower of any of Borrower’s obligations. Borrower has selected all surveyors, architects, engineers, contractors, materialmen and all other persons or entities furnishing services or materials to the Project. Neither Administrative Agent nor any Lender has any duty to supervise or to inspect the Property or the construction of the Improvements nor any duty of care to Borrower or any other person to protect against, or inform Borrower or any other person of the existence of, negligent, faulty, inadequate or defective design or construction of the Improvements. Neither Administrative Agent nor any Lender shall be liable or responsible for, and Borrower shall indemnify each Agent-Related Person and each Lender and their respective Affiliates, directors, officers, agents, attorneys and employees (collectively, the “Indemnitees”) from and against: (a) any claim, action, loss or cost (including attorney’s fees and costs) arising from or relating to (i) any defect in the Property or the Improvements, (ii) the performance or default of Borrower, Borrower’s surveyors, architects, engineers, contractors or any other person, (iii) any failure to construct, complete, protect or insure the Improvements, (iv) the payment of costs of labor, materials, or services supplied for the construction, alteration or renovation of the Improvements, including, without limitation, Tenant Improvements, (v) in connection with the protection and preservation of the Loan collateral (including those with respect to property taxes, insurance premiums, completion of construction, operation, management, improvements, maintenance, repair, sale and disposition), or (vi) the performance of any obligation of Borrower whatsoever; (b) any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including attorney fees and costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (i) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (ii) any Commitment or Loan, or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto; (c) any and all claims, demands, actions or causes of action arising out of or relating to the use of Information (as defined in Section 6.6) or other materials obtained through internet, Intralinks or other similar information transmission systems in connection with this Agreement; and (d) any and all liabilities, losses, costs or expenses (including attorney fees and costs) that any Indemnitee suffers or incurs as a result of the assertion of any foregoing claim, demand, action, cause of action or proceeding, or as a result of the preparation of any defense in connection with any foregoing claim, demand, action, cause of action or proceeding, in all cases, whether or not an Indemnitee is a party to such claim, demand, action, cause of action or proceeding and whether it is defeated, successful or withdrawn, (all the foregoing, collectively, the “Indemnified Liabilities”); provided, however, that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. Nothing, including any advance or acceptance of any document or instrument, shall be construed as a representation or warranty, express or implied, to any party by Administrative Agent or Lenders. Inspection shall not constitute an acknowledgment or representation by Administrative Agent or any Lender that there has been or will be compliance with the Plans, the Loan Documents, or applicable Laws, governmental requirements and restrictive covenants, or that the construction is free from defective materials or workmanship. Inspection, whether or not followed by notice of Default, shall not constitute a waiver of any Default then existing, or a waiver of Administrative Agent’s and Lenders’ right thereafter to insist that the Improvements be in compliance with the Plans, the

Loan Documents, and all applicable Laws, governmental requirements and restrictive covenants. Administrative Agent’s failure to inspect shall not constitute a waiver of any of Administrative Agent’s or Lenders’ rights under the Loan Documents or at Law or in equity.

                         6.2. Miscellaneous. This Agreement may be executed in several counterparts, all of which are identical, and all of which counterparts together shall constitute one and the same instrument. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons, entities or circumstances. Time shall be of the essence with respect to obligations under the Loan Documents. This Agreement, and its validity, enforcement and interpretation, shall be governed by New York law (without regard to any conflict of Laws principles) and applicable United States federal Law.

                         6.3. Notices.

                    6.3.1. Modes of Delivery; Changes. Except as otherwise provided herein, all notices, and other communications required or which any party desires to give under this Agreement or any other Loan Document shall be in writing. Unless otherwise specifically provided in such other Loan Document, all such notices and other communications shall be deemed sufficiently given or furnished if delivered by personal delivery, by courier (including overnight delivery services such as FedEx), by registered or certified United States mail, postage prepaid, or by facsimile (with, subject to Subsection 6.3.2 below, a confirmatory duplicate copy sent by first class United States mail), addressed to the party to whom directed or by (subject to Subsection 6.3.3 below) electronic mail address to Borrower, at the addresses set forth at the end of this Agreement or to Administrative Agent or Lenders at the addresses specified for notices on the Schedule of Lenders (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given and received either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile, upon receipt; provided, however, that service of a notice required by any applicable statute shall be considered complete when the requirements of that statute are met. Notwithstanding the foregoing, no notice of change of address shall be effective except upon actual receipt. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any person in any situation or for any reason.

                    6.3.2. Effectiveness of Facsimile Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on all parties to the Loan Documents. Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

                    6.3.3. Limited Use of Electronic Mail. Electronic mail and internet and intranet websites may be used only to distribute routine communications, such as financial statements and other information, and to distribute Loan Documents for execution by the parties thereto, and may not be used for any other purpose.

                    6.3.4. Reliance by Administrative Agent and Lenders. Administrative Agent and Lenders shall be entitled to rely and act upon any notices (including telephonic Loan advance notices) purportedly given by or on behalf of Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Borrower shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such person on each notice purportedly given by or on behalf of Borrower. All telephonic notices to and other communications with Administrative Agent may be recorded by Administrative Agent, and each of the parties hereto hereby consents to such recording. If a Lender does not notify or inform Administrative Agent of whether or not it consents to, or approves of or agrees to any matter of any nature whatsoever with respect to which its consent, approval or agreement is required under the express provisions of this Agreement or with respect to which its consent, approval or agreement is otherwise requested by Administrative Agent, in connection with the Loan or any matter pertaining to the Loan, within ten (10) Business Days (or such longer period as may be specified by Administrative Agent) after such consent, approval or agreement is requested by Administrative Agent, Lender shall be deemed to have given its consent, approval or agreement, as the case may be, with respect to the matter in question.

                    6.4. Payments Set Aside. To the extent that any payment by or on behalf of Borrower is made to Administrative Agent or any Lender, or Administrative Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law, to a depository (including Administrative Agent, any Lender or its or their Affiliates) for returned items or insufficient collected funds, or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect.

                    6.5. Successors and Assigns.

                    (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                    (b) Any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and Pro Rata Share of the Loan at the time owing to it); provided that:

          (i) so long as no Default has occurred and is continuing the assigning Lender’s Commitment after the assignment must be at least $10,000,000.00, and except in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and Pro Rata Share of the Loan at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund as defined in subsection (h) of this Section with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes its Pro Rata Share of the Loan outstanding) subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to Administrative Agent, shall not be less than $10,000,000 unless each of Administrative Agent and, so long as no Default has occurred and is continuing, Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed);

          (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to its Pro Rata Share of the Loan and the Commitment assigned;

          (iii) any assignment of a Commitment must be approved by Administrative Agent, unless the person that is the proposed assignee is itself a Lender (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee); and

(iv) the parties to each assignment shall execute and deliver to Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500.

Subject to acceptance and recording thereof by Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of this Agreement with respect to Borrower’s obligations surviving termination of this Agreement). Upon request, Administrative Agent shall prepare and Borrower shall execute and deliver a Note (“Replacement Note”) to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

                    (c) Administrative Agent, acting solely for this purpose as an agent of Borrower shall maintain at Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of Lenders, and the Commitments of, and principal amount of each Lender’s Pro Rata Share of the Loan owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and Borrower, Administrative Agent and Lenders may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                    (d) Any Lender may, without the consent of, but with prior notice to Administrative Agent, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or its Pro Rata Share of the Loan owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) Borrower, Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, and (iv) except to the extent consented to by Administrative Agent in its sole discretion with respect to each participation, any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement.

                    (e) A Participant shall not be entitled to receive any greater payment under Sections 1.7, 1.8 or 1.9 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant.

                    (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

                    (g) If the consent of Borrower to an assignment or to an assignee is required hereunder (including a consent to an assignment which does not meet the minimum assignment threshold specified in clause (i) of the provision to the first sentence of subsection (b) above), Borrower shall be deemed to have given its consent five (5) Business Days after the date notice thereof has been delivered by the assigning Lender (through Administrative Agent) unless such consent is expressly refused by Borrower prior to such fifth Business Day.

                    (h) As used herein, the following terms have the following meanings:

          “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

          “Eligible Assignee” means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; and (d) any other person (other than a natural person) approved by Administrative Agent, and, unless a Default has occurred and is continuing, Borrower (each such approval not to be unreasonably withheld or delayed).

          “Fund” means any person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial real estate loans and similar extensions of credit in the ordinary course of its business.

                    6.6. Confidentiality. Each of Administrative Agent and Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory authority; (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Agreement; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement or (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty’s or prospective counterparty’s professional advisor) to any Swap Transaction or credit derivative transaction relating to obligations of Borrower and Guarantor; (g) with the consent of Borrower; or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to Administrative Agent or any Lender on a nonconfidential basis from a source other than Borrower; or (i) to the National Association of Insurance Commissioners or any other similar organization. For the purposes of this Section, “Information” means all information received from Borrower or Guarantor relating to Borrower or Guarantor or their business, other than any such information that is available to Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by Borrower or Guarantor; provided that in the case of information received from Borrower or Guarantor after the date hereof, such information is clearly identified in writing at the time of delivery as confidential. Any person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such person has exercised the same degree of care to maintain the confidentiality of such Information as such person would accord to its own confidential information. Administrative Agent and Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to Administrative Agent and Lenders in connection with the administration and management of this Agreement, the Loan and Loan Documents.

                    6.7. Set-off. In addition to any rights and remedies of Administrative Agent and Lenders provided by Law, upon the occurrence and during the continuance of any Default, Administrative Agent and each Lender is authorized at any time and from time to time, without prior notice to Borrower or any other party to the Loan Documents, any such notice being waived by Borrower (on its own behalf and on behalf of each party to the Loan Documents to the fullest extent permitted by Law), to set-off and apply any and all deposits, general or special, time or demand, provisional or final, any time owing by Administrative Agent or such Lender hereunder or under any other Loan Document to or for the credit or the account of such parties to the Loan Documents against any and all Indebtedness, irrespective of whether or not Administrative Agent or such Lender shall have made demand under this Agreement or any other Loan Document and although such Indebtedness may be contingent or unmatured or denominated in a currency different from that of the applicable depositor indebtedness. Each Lender agrees promptly to notify Borrower and Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

                    6.8. Sharing of Payments. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the portions of the Loan advanced by it, any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the portions of the Loan made by them as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such portions of the Loan or such participations, as the case may be, pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 6.4 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered without further interest thereon. Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by Law, exercise all its rights of payment (including the right of set-off), but subject to Section 6.7 with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation. Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

                    6.9. Amendments; Survival. Administrative Agent and Lenders shall be entitled to amend (whether pursuant to a separate intercreditor agreement or otherwise) any of the terms, conditions or agreements set forth in Article 5 or as to any other matter in the Loan Documents respecting payments to Administrative Agent or Lenders or the required number of Lenders to approve or disapprove any matter or to take or refrain from taking any action, without the consent of Borrower or any other person or the execution by Borrower or any other person of any such amendment or intercreditor agreement. Subject to the foregoing, Administrative Agent may amend or waive any provision of this Agreement or any other Loan Document, or consent to any departure by any party to the Loan Documents therefrom which amendment, waiver or consent is intended to be within Administrative Agent’s discretion or determination, or otherwise in Administrative Agent’s reasonable determination shall not have a Material Adverse Effect; provided, however, that otherwise no such amendment, waiver or consent shall be effective unless in writing, signed by the Required Lenders and Borrower or the applicable party to the Loan Documents, as the case may be, and acknowledged by Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; and provided further that no such amendment, waiver or consent shall:

               (a) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 4.2), without the written consent of such Lender (it being understood that a waiver of a Default shall not constitute an extension or increase in any Lender’s Commitment);

               (b) postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to Lenders (or any of them) hereunder or under any other Loan Document, without the written consent of each Lender directly affected thereby;

               (c) reduce the principal of, or the rate of interest specified herein on, any portion of the Loan or any fees or other amounts payable hereunder or under any other Loan Document, without the written consent of each Lender directly affected thereby; provided, however, that Administrative Agent may waive any obligation of Borrower to pay interest at the Default Rate and/or late charges for periods of up to thirty (30) days, and only the consent of the Required Lenders shall be necessary to waive any obligation of Borrower to pay interest at the Default Rate or late charges thereafter, or to amend the definition of “Default Rate” or “late charges”;

               (d) change the percentage of the combined Commitments or of the aggregate unpaid principal amount of the Loan which is required for Lenders or any of them to take any action hereunder, without the written consent of each Lender;

               (e) change the definition of “Pro Rata Share” or “Required Lender” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;

(f) amend this Section, or Section 6.8, without the written consent of each Lender;

(g) release the liability of Borrower or any existing Guarantor without the written consent of each Lender;

               (h) permit the sale, transfer, pledge, mortgage or assignment of any Loan collateral or any direct or indirect interest in Borrower, except as expressly permitted under the Loan Documents, without the written consent of each Lender; or

               (i) transfer or release any lien on, or after foreclosure or other acquisition of title by Administrative Agent on behalf of Lenders transfer or sell, any Loan collateral except as permitted in Section 5.10, without the written consent of each Lender, and provided further that no amendment, waiver or consent shall, unless in writing and signed by Administrative Agent in addition to Lenders required above, affect the rights or duties of Administrative Agent under this Agreement or any other Loan Document. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased without the consent of such Lender.

                    This Agreement shall continue in full force and effect until the Indebtedness is paid in full and all of Administrative Agent’s and Lenders’ obligations under this Agreement are terminated; and all representations and warranties and all provisions herein for indemnity of the Indemnitees, Administrative Agent and Lenders (and any other provisions herein specified to survive) shall survive payment in full, satisfaction or discharge of the Indebtedness, the resignation or removal of Administrative Agent or replacement of any Lender, and any release or termination of this Agreement or of any other Loan Documents.

                    6.10. Costs and Expenses. Without limiting any Loan Document and to the extent not prohibited by applicable Laws, Borrower shall pay when due, shall reimburse to Administrative Agent for the benefit of itself and Lenders on demand and shall indemnify Administrative Agent and Lenders from, all reasonable out-of-pocket fees, costs, and expenses paid or incurred by Administrative Agent in connection with the negotiation, preparation and execution of this Agreement and the other Loan Documents (and any amendments, approvals, consents, waivers and releases requested, required, proposed or done from time to time), or in connection with the disbursement, administration or collection of the Loan or the enforcement of the obligations of Borrower or the exercise of any right or remedy of Administrative Agent, including (a) all reasonable fees and expenses of Administrative Agent’s counsel; (b) reasonable fees and charges of each inspector and engineer retained by Administrative Agent for purposes specified in this Agreement; (c) appraisal, re-appraisal and survey costs; (d) title insurance charges and premiums; (e) title search or examination costs, including abstracts, abstractors’ certificates and uniform commercial code searches; (f) judgment and tax lien searches for Borrower and each Guarantor; (g) escrow fees; (h) fees and costs of environmental investigations, site assessments and remediations; (i) recordation taxes, documentary taxes, transfer taxes and mortgage taxes; (j) filing and recording fees; and (k) loan brokerage fees. Borrower shall pay all costs and expenses incurred by Administrative Agent, including attorneys’ fees, if the obligations or any part thereof are sought to be collected by or through an attorney at law, whether or not involving probate, appellate, administrative or bankruptcy proceedings. Borrower shall pay all costs and expenses of complying with the Loan Documents, whether or not such costs and expenses are included in any budget related to the Property. Borrower’s obligations under this Section shall survive the delivery of the Loan Documents, the making of advances, the payment in full of the Indebtedness, the release or reconveyance of any of the Loan Documents, the foreclosure of the Mortgage or conveyance in lieu of foreclosure, any bankruptcy or other debtor relief proceeding, and any other event whatsoever.

                    6.11. Tax Forms.

                         (a) (i) Each Lender, and each holder of a participation interest herein, that is not a “United States person” (a “Foreign Lender”) within the meaning of Section 7701(a)(30) of the Code shall deliver to Administrative Agent, prior to receipt of any payment subject to withholding (or upon accepting an assignment or receiving a participation interest herein), two duly signed completed copies of either Form W-8BEN or any successor thereto (relating to such Foreign Lender and entitling it to a complete exemption from withholding on all payments to be made to such Foreign Lender by Borrower pursuant to this Agreement) or Form W-8ECI or any successor thereto (relating to all payments to be made to such Foreign Lender by Borrower pursuant to this Agreement) of the United States Internal Revenue Service or such other evidence satisfactory to Borrower and Administrative Agent that such Foreign Lender is entitled to an exemption from or reduction of, United States withholding tax, including any exemption pursuant to Section 881(c) of the Code. Thereafter and from time to time, each such Foreign Lender shall (A) promptly submit to Administrative Agent such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States Laws and regulations to avoid, or such evidence as is satisfactory to Borrower and Administrative Agent of any available exemption from or reduction of, United States withholding taxes in respect of all payments to be made to such Foreign Lender by Borrower pursuant to the Loan Documents, (B) promptly notify Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (C) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lenders, and as may be reasonably necessary (including the re-designation of its lending office, if any) to avoid any requirement of applicable Laws that Borrower make any deduction or withholding for taxes from amounts payable to such Foreign Lender.

                             (ii) Each Foreign Lender, to the extent it does not act or ceases to act for its own account with respect to any portion of any sums paid or payable to such Lender under any of the Loan Documents (for example, in the case of a typical participation by such Lender), shall deliver to Administrative Agent on the date when such Foreign Lender ceases to act for its own account with respect to any portion of any such sums paid or payable, and at such other times as may be necessary in the determination of Administrative Agent (in the reasonable exercise of its discretion), (A) two duly signed completed copies of the forms or statements required to be provided by such Lender as set forth above, to establish the portion of any such sums paid or payable with respect to which such Lender acts for its own account that is not subject to U.S. withholding tax, and (B) two duly signed completed copies of United States Internal Revenue Service Form W-8IMY (or any successor thereto), together with any information such Lender chooses to transmit with such form, and any other certificate or statement of exemption required under the Code, to establish that such Lender is not acting for its own account with respect to a portion of any such sums payable to such Lender.

                          (iii) Borrower shall not be required to pay any additional amount to any Foreign Lender under Section 1.11, (A) with respect to any Taxes required to be deducted or withheld on the basis of the information, certificates or statements of exemption such Lender transmits with an United States Internal Revenue Service Form W-8IMY pursuant to this subsection (a) of this Section, or (B) if such Lender shall have failed to satisfy the foregoing provisions of this subsection (a); provided that if such Lender shall have satisfied the requirement of this subsection (a) on the date such Lender became a Lender or ceased to act for its own account with respect to any payment under any of the Loan Documents, nothing in this subsection (a) shall relieve Borrower of its obligation to pay any amounts pursuant to Section 1.11 in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender or other person for the account of which such Lender receives any sums payable under any of the Loan Documents is not subject to withholding or is subject to withholding at a reduced rate.

                          (iv) Administrative Agent may, without reduction, withhold any Taxes required to be deducted and withheld from any payment under any of the Loan Documents with respect to which Borrower is not required to pay additional amounts under this subsection (a).

                         (b) Upon the request of Administrative Agent, each Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to Administrative Agent two duly signed completed copies of United States Internal Revenue Service Form W-9. If such Lender fails to deliver such forms, then Administrative Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable backup withholding tax imposed by the Code, without reduction.

                         (c) If any Tribunal asserts that Administrative Agent did not properly withhold or backup withhold, as the case may be, any tax or other amount from payments made to or for the account of any Lender, such Lender shall indemnify Administrative Agent therefor, including all penalties and interest and costs and expenses (including attorney fees) of Administrative Agent. The obligation of Lenders under this subsection shall survive the removal or replacement of a Lender, the payment of all Indebtedness and the resignation or replacement of Administrative Agent.

                    6.12. Further Assurances. Borrower will, upon Administrative Agent’s request, (a) promptly correct any defect, error or omission in any Loan Document; (b) execute, acknowledge, deliver, procure, record or file such further instruments and do such further acts as Administrative Agent deems reasonably necessary, desirable or proper to carry out the purposes of the Loan Documents and to identify and subject to the liens and security interest of the Loan Documents any property intended to be covered thereby, including any renewals, additions, substitutions, replacements, or appurtenances to the Property; (c) execute, acknowledge, deliver, procure, file or record any document or instrument Administrative Agent deems necessary, desirable, or proper to protect the liens or the security interest under the Loan Documents against the rights or interests of third persons; and (d) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts deemed necessary, desirable or proper by Administrative Agent to comply with the requirements of any agency having jurisdiction over Administrative Agent. In addition, at any time, and from time to time, upon request by Administrative Agent or any Lender, Borrower will, at Borrower’s expense, provide any and all further instruments, certificates and other documents as may, in the opinion of Administrative Agent or such Lender, be necessary or desirable in order to verify Borrower’s identity and background in a manner satisfactory to Administrative Agent or such Lender.

                    6.13. Inducement to Lenders. The representations and warranties contained in this Agreement and the other Loan Documents (a) are made to induce Lenders to make the Loan and extend any other credit to or for the account of Borrower pursuant hereto, and Administrative Agent and Lenders are relying thereon, and will continue to rely thereon, and (b) shall survive any bankruptcy proceedings involving Borrower, Guarantor or the Property, foreclosure, or conveyance in lieu of foreclosure.

                    6.14. Forum. Each party to this Agreement hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the jurisdiction of any state court, or any United States federal court, sitting in the State specified in Section 6.2 of this Agreement and to the jurisdiction of any state court or any United States federal court, sitting in the state in which any of the Property is located, over any suit, action or proceeding arising out of or relating to this Agreement or the Indebtedness. Each party to this Agreement hereby irrevocably waives, to the fullest extent permitted by Law, any objection that they may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum. Each party to this Agreement hereby agrees and consents that, in addition to any methods of service of process provided for under applicable Law, all service of process in any such suit, action or proceeding in any state court, or any United States federal court, sitting in the state specified in Section 6.2 may be made by certified or registered mail, return receipt requested, directed to such party at its address for notice stated in the Loan Documents, or at a subsequent address of which Administrative Agent received actual notice from such party in accordance with the Loan Documents, and service so made shall be complete five (5) days after the same shall have been so mailed. Nothing herein shall affect the right of Administrative Agent to serve process in any manner permitted by Law or limit the right of Administrative Agent to bring proceedings against any party in any other court or jurisdiction.

                    6.15. Interpretation. References to “Dollars”, “$”, “money”, “payments” or other similar financial or monetary terms are references to lawful money of the United States of America. References to Articles, Sections, and Exhibits are, unless specified otherwise, references to articles, sections and exhibits of this Agreement. Words of any gender shall include each other gender. Words in the singular shall include the plural and words in the plural shall include the singular. References to Borrower or Guarantor shall mean, each person comprising same, jointly and severally. References to “persons” shall include both natural persons and any legal entities, including public or governmental bodies, agencies or instrumentalities. The words “include” and “including” shall be interpreted as if followed by the words “without limitation”. Captions and headings in the Loan Documents are for convenience only and shall not affect the construction of the Loan Documents.

                    6.16. No Partnership, etc. The relationship between Lenders (including Administrative Agent) and Borrower is solely that of lender and borrower. Neither Administrative Agent nor any Lender has any fiduciary or other special relationship with or duty to Borrower and none is created by the Loan Documents. Nothing contained in the Loan Documents, and no action taken or omitted pursuant to the Loan Documents, is intended or shall be construed to create any partnership, joint venture, association, or special relationship between Borrower and Administrative Agent or any Lender or in any way make Administrative Agent or any Lender a co-principal with Borrower with reference to the Project, the Property or otherwise. In no event shall Administrative Agent’s or Lenders’ rights and interests under the Loan Documents be construed to give Administrative Agent or any Lender the right to control, or be deemed to indicate that Administrative Agent or any Lender is in control of, the business, properties, management or operations of Borrower.

                    6.17. Records. The unpaid amount of the Loan and the amount of any other credit extended by Administrative Agent or Lenders to or for the account of Borrower set forth on the books and records of Administrative Agent shall be presumptive evidence of the amount thereof owing and unpaid, but failure to record any such amount on Administrative Agent’s books and records shall not limit or affect the obligations of Borrower under the Loan Documents to make payments on the Loan when due.

                    6.18. Commercial Purpose. Borrower warrants that the Loan is being made solely to acquire or carry on a business or commercial enterprise, and/or Borrower is a business or commercial organization. Borrower further warrants that all of the proceeds of this Loan shall be used for commercial purposes and stipulates that the Loan shall be construed for all purposes as a commercial loan, and is made for other than personal, family, household or agricultural purposes.

                    6.19. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THEY MAY BE A PARTY, ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY PERTAINING TO, ANY NOTE, THE LOAN AGREEMENT, THE MORTGAGE OR ANY OF THE OTHER LOAN DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTION OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO ANY NOTE. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY EACH PARTY TO THIS AGREEMENT, AND THEY HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. EACH PARTY FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE EXECUTION OF THE LOAN DOCUMENTS AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

                    6.20. Service of Process. Borrower hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Loan by (a) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to Borrower and (b) serving a copy thereof upon Robert Masters, the agent hereby designated and appointed by

Borrower as Borrower’s agent for service of process. Borrower irrevocably agrees that such service shall be deemed to be service of process upon Borrower in any such suit, action, or proceeding. Nothing in any Note shall affect the right of Administrative Agent to serve process in any manner otherwise permitted by Law and nothing in any Note will limit the right of Administrative Agent on behalf of Lenders otherwise to bring proceedings against Borrower in the courts of any jurisdiction or jurisdictions.

                    6.21. USA Patriot Act Notice. Each Lender and Administrative Agent (for itself and not on behalf of any Lender) hereby notifies Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow such Lender or Administrative Agent, as applicable, to identify Borrower in accordance with the Act.

                    6.22. Entire Agreement. The Loan Documents constitute the entire understanding and agreement between Borrower, Administrative Agent and Lenders with respect to the transactions arising in connection with the Loan, and supersede all prior written or oral understandings and agreements between Borrower, Administrative Agent and Lenders with respect to the matters addressed in the Loan Documents. In particular, and without limitation, the terms of any commitment letter, letter of intent or quote letter by Administrative Agent or any Lender to make the Loan are merged into the Loan Documents. Neither Administrative Agent nor any Lender has made any commitments to extend the term of the Loan past its stated maturity date or to provide Borrower with financing except as set forth in the Loan Documents. Except as incorporated in writing into the Loan Documents, there are not, and were not, and no persons are or were authorized by Administrative Agent or any Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents.

                    BORROWER FURTHER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY OR ON BEHALF OF ADMINISTRATIVE AGENT OR LENDERS WITH RESPECT TO THIS AGREEMENT, THE NOTES OR OTHERWISE IN RESPECT OF THE LOAN, ANY AND EVERY RIGHT BORROWER MAY HAVE TO (X) INJUNCTIVE RELIEF, (Y) INTERPOSE ANY COUNTERCLAIM THEREIN, OTHER THAN A COMPULSORY COUNTERCLAIM, AND (Z) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING CONTAINED IN THE IMMEDIATELY PRECEDING SENTENCE SHALL PREVENT OR PROHIBIT BORROWER FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION AGAINST LENDER WITH RESPECT TO ANY ASSERTED CLAIM.

                    6.23. Limitation on Liability. Borrower waives any right to assert or make any claim against Administrative Agent or any Lender (or to sue Administrative Agent or any Lender upon any claim for) any special, indirect, incidental, punitive or consequential damages in respect of any breach or wrongful conduct (whether the claim is based on contract, tort or duty imposed by law) in connection with, arising out of or in any way related to this Agreement, the other Loan Documents or the transactions contemplated hereby and/or thereby, or any act, omission or event in connection therewith.

                    6.24. Third Parties; Benefit. All conditions to the obligation of Lenders or Administrative Agent to make advances hereunder are imposed solely and exclusively for the benefit of Lenders, Administrative Agent and their assigns and no other persons shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lenders or Administrative Agent will refuse to make advances in the absence of strict compliance with any or all thereof and no other person shall, under any circumstances, be deemed to be the beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lenders or Administrative Agent at any time in the sole and absolute exercise of their discretion. The terms and provisions of this Agreement and the other Loan Documents are for the benefit of the parties hereto and, except as herein specifically provided, no other person shall have any right or cause of action on account thereof.

                    6.25. Rules of Construction. The words “hereof”, “herein”, “hereunder”, “hereto”, and other words of similar import refer to this Agreement in its entirety. The terms “agree” and “agreements” mean and include “covenant” and “covenants”. The words “include” and “including” shall be interpreted as if followed by the words “without limitation”. The captions and headings contained in this Agreement are included herein for convenience of reference only and shall not be considered a part hereof and are not in any way intended to define, limit or enlarge the terms hereof. All references (a) made in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, (b) made in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, (c) to the Loan Documents are to the same as extended, amended, restated, supplemented or otherwise modified from time to time unless expressly indicated otherwise, (d) to the Land, the Improvements or the Property shall mean all or any portion of each of the foregoing, respectively, and (e) to Articles, Sections and Schedules are to the respective Articles, Sections and Schedules contained in this Agreement unless expressly indicated otherwise.

                    6.26. Cross-Default. This Loan shall be cross-defaulted with any and all other loans which Borrower (or any entity included within Borrower shall have from any Lender (or any subsidiary or affiliated entity of Lender) during the term of this Loan, whether existing as of the date of this Agreement or subsequently made. A default under any of the above-described loans or credit facilities shall constitute a Default under this Loan; however, a Default under this Loan shall not in itself constitute a Default under the above-described other loans unless and to the extent expressly set forth in the agreements and instruments governing such other loans.

                    6.27. Lien Law. This Agreement is subject to the trust fund provision of the Lien Law including, without limitation, Section 13 thereof.

[Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, this Agreement is EXECUTED and DELIVERED UNDER SEAL as of December 1, 2010.

BORROWER:

P/A-ACADIA PELHAM MANOR, LLC, a
Delaware limited liability company

By	/s/ Robert Masters

Robert Masters
Senior Vice President

Borrower’s Address for Notices:

c/o Acadia Realty Trust
1311 Mamaroneck Avenue, Suite 260
White Plains, New York 10605
Telephone: 914-288-8100
Telefax: 914-428-3646
Email: rmasters@acadiarealty.com

Borrower’s Federal Tax Identification Number:
20-1783373

BANK OF AMERICA, N.A., a national banking
association, individually as Administrative Agent
and a Lender

By	/s/ Gregory Egli

Gregory Egli
Senior Vice President

Lender’s Address for Notices:

Bank of America, N.A.
One Bryant Park, 35th Floor
New York, New York 10036

EXHIBIT “A”

Legal Description of Land

PARCEL 1 - Fee Parcel (Lot 8.3)

ALL THAT CERTAIN plot, piece or parcel of land, situate, lying and being in the Village of Pelham Manor, Town of Pelham, Westchester County of Westchester and State of New York, being more particularly bounded and described as follows:

BEGINNING AT A POINT ON THE SOUTHERLY LINE OF SECOR LANE (50 FOOT WIDE), SAID POINT BEING DISTANT 374.53 FEET ON A COURSE OF NORTH 63 DEGREES – 57 MINUTES – 50 SECONDS EAST FROM A POINT AT THE NORTHEASTERLY TERMINUS OF A CURVE CONNECTING THE SOUTHERLY LINE OF SECOR LANE WITH THE EASTERLY LINE OF PELHAM PARKWAY (A.K.A. C.R. 70 – VARIABLE WIDTH), AND FROM SAID POINT OF BEGINNING RUNNING THENCE;

1.	ALONG THE SOUTHERLY LINE OF SECOR LANE, NORTH 63 DEGREES – 57 MINUTES – 50 SECONDS EAST, A DISTANCE OF 80.00 FEET TO A POINT, THENCE;

2.

ALONG THE DIVIDING LINE BETWEEN LOT 8.3 AND LOT 8.1, BLOCK 1, SOUTH 26 DEGREES – 02 MINUTES – 10 SECONDS EAST, A DISTANCE OF 100.00 FEET TO A POINT, THENCE; ALONG THE DIVIDING LINE BETWEEN LOT 8.3 AND LOT 8.1, BLOCK 1, THE FOLLOWING THREE (3) COURSES:

3.	SOUTH 63 DEGREES – 57 MINUTES – 50 SECONDS WEST, A DISTANCE OF 100.00 FEET TO A POINT, THENCE;

4.	NORTH 26 DEGREES – 02 MINUTES – 10 SECONDS EAST, A DISTANCE OF 80.00 FEET TO A POINT OF CURVATURE, THENCE;

5.

ALONG A CURVE TO THE RIGHT, HAVING A RADIUS OF 20.00 FEET, TURNING A CENTRAL ANGLE OF 90 DEGREES – 00 MINUTES – 00 SECONDS, WITH AN ARC LENGTH OF 31.42 FEET, THE CHORD OF WHICH BEARS NORTH 18 DEGREES – 58 MINUTES – 11 SECONDS EAST, A CHORD DISTANCE OF 28.28 FEET TO THE POINT AND PLACE OF BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTIONS IS BASED UPON A SURVEY MADE BY CONTROL POINT ASSOCIATES, INC. DATED 7/7/10 AND AS FURTHER CERTIFIED ON 11/18/10 BY JOHN P. LYNCH (CONTROL POINT ASSOCIATES, INC.)

PARCEL 2 - Ground Lease Parcel (Lot 8.1)

ALL THAT CERTAIN plot, piece or parcel of land, situate, lying and being in the Village of Pelham Manor, Town of Pelham, Westchester County of Westchester and State of New York, being more particularly bounded and described as follows:

BEGINNING AT A POINT ON THE SOUTHERLY LINE OF SECOR LANE (50 FOOT WIDE), SAID POINT BEING AT THE NORTHEASTERLY TERMINUS OF A CURVE CONNECTING THE SOUTHERLY LINE OF SECOR LANE WITH THE EASTERLY LINE OF PELHAM PARKWAY (A.K.A. C.R. 70 – VARIABLE WIDTH), AND FROM SAID POINT OF BEGINNING RUNNING THENCE;

1.

ALONG THE SOUTHERLY LINE OF SECOR LANE, NORTH 63 DEGREES – 57 MINUTES – 50 SECONDS EAST, A DISTANCE OF 374.53 FEET TO A POINT OF NON-TANGENT CURVATURE, THENCE; ALONG THE DIVIDING LINE BETWEEN LOT 8.1 AND LOT 8.3, BLOCK 1 THE FOLLOWING THREE (3) COURSES:

2.

ALONG A CURVE TO THE LEFT, HAVING A RADIUS OF 20.00 FEET, TURNING A CENTRAL ANGLE OF 90 DEGREES – 00 MINUTES – 00 SECONDS, WITH AN ARC LENGTH OF 31.42 FEET, THE CHORD OF WHICH BEARS SOUTH 18 DEGREES – 58 MINUTES – 11 SECONDS WEST, A CHORD DISTANCE OF 28.28 FEET TO A POINT OF TANGENCY, THENCE;

3.	SOUTH 26 DEGREES – 02 MINUTES – 10 SECONDS EAST, A DISTANCE OF 80.00 FEET TO A POINT, THENCE;

4.	NORTH 63 DEGREES – 57 MINUTES – 50 SECONDS EAST, A DISTANCE OF 100.00 FEET TO A POINT, THENCE; ALONG THE DIVIDING LINE BETWEEN LOT 8.1 AND LOT 8.2, BLOCK 1 THE FOLLOWING THREE (3) COURSES:

5.	SOUTH 26 DEGREES – 02 MINUTES – 10 SECONDS EAST, A DISTANCE OF 121.90 FEET TO A POINT, THENCE;

6.	NORTH 63 DEGREES – 57 MINUTES – 50 SECONDS EAST, A DISTANCE OF 176.92 FEET TO A POINT, THENCE;

7.	NORTH 26 DEGREES – 02 MINUTES – 10 SECONDS WEST, A DISTANCE OF 221.90 FEET TO A POINT ON THE AFOREMENTIONED SOUTHERLY LINE OF SECOR LANE, THENCE;

8.	ALONG THE SOUTHERLY LINE OF SECOR LANE, NORTH 63 DEGREES – 57 MINUTES – 50 SECONDS EAST, A DISTANCE OF 449.97 FEET TO A POINT OF CURVATURE, THENCE;

9.

CONTINUING ALONG THE SOUTHERLY LINE OF SECOR LANE ON A CURVE TO THE RIGHT, HAVING A RADIUS OF 650.00 FEET, TURNING A CENTRAL ANGLE OF 11 DEGREES – 45 MINUTES – 00 SECONDS, WITH AN ARC LENGTH OF 133.30 FEET, THE CHORD OF WHICH BEARS NORTH 69 DEGREES – 50 MINUTES – 19 SECONDS EAST, A CHORD DISTANCE OF 133.06 FEET TO A POINT, THENCE; ALONG THE WESTERLY LINE OF HUTCHINSON RIVER PARKWAY (VARIABLE WIDTH) THE FOLLOWING SEVEN (7) COURSES:

2

10.	SOUTH 10 DEGREES – 37 MINUTES – 00 SECONDS EAST, A DISTANCE OF 406.03 FEET TO A POINT, THENCE;

11.	SOUTH 08 DEGREES – 04 MINUTES – 18 SECONDS EAST, A DISTANCE OF 152.58 FEET TO A POINT, THENCE;

12.	SOUTH 81 DEGREES – 55 MINUTES – 42 SECONDS WEST, A DISTANCE OF 125.00 FEET TO A POINT, THENCE;

13.	SOUTH 08 DEGREES – 04 MINUTES – 18 SECONDS EAST, A DISTANCE OF 350.40 FEET TO A POINT OF NON-TANGENT CURVATURE, THENCE;

14.

ALONG A CURVE TO THE LEFT, HAVING A RADIUS OF 375.00 FEET, TURNING A CENTRAL ANGLE OF 15 DEGREES – 22 MINUTES – 08 SECONDS, WITH AN ARC LENGTH OF 100.59 FEET, THE CHORD OF WHICH BEARS SOUTH 72 DEGREES – 19 MINUTES – 21 SECONDS WEST, A CHORD DISTANCE OF 100.29 FEET TO A POINT OF TANGENCY, THENCE;

15.	SOUTH 63 DEGREES – 57 MINUTES – 50 SECONDS WEST, A DISTANCE OF 4.45 FEET TO A POINT, THENCE;

16.	SOUTH 26 DEGREES – 04 MINUTES – 30 SECONDS EAST, A DISTANCE OF 188.85 FEET TO A POINT, THENCE;

17.

ALONG THE COMMON DIVIDING LINE BETWEEN LOT 8.1 AND LOT 4, BLOCK 1 AND THE WESTERLY LINE OF HUTCHINSON RIVER PARKWAY, SOUTH 63 DEGREES – 55 MINUTES – 30 SECONDS WEST, A DISTANCE OF 156.73 FEET TO A POINT, THENCE; ALONG THE DIVIDING LINE BETWEEN LOT 8.1 AND LOT 3, BLOCK 1 THE FOLLOWING EIGHT (8) COURSES:

18.	NORTH 24 DEGREES – 04 MINUTES – 30 SECONDS WEST, A DISTANCE OF 82.31 FEET TO A POINT, THENCE;

19.	NORTH 63 DEGREES – 55 MINUTES – 30 SECONDS EAST, A DISTANCE OF 10.33 FEET TO A POINT, THENCE;

20.	NORTH 26 DEGREES – 04 MINUTES – 30 SECONDS WEST, A DISTANCE OF 19.84 FEET TO A POINT, THENCE;

21.	SOUTH 63 DEGREES – 55 MINUTES – 30 SECONDS WEST, A DISTANCE OF 10.33 FEET TO A POINT, THENCE;

22.	NORTH 26 DEGREES – 04 MINUTES – 30 SECONDS WEST, A DISTANCE OF 90.59 FEET TO A POINT, THENCE;

23.	NORTH 63 DEGREES – 55 MINUTES – 30 SECONDS EAST, A DISTANCE OF 4.05 FEET TO A POINT, THENCE;

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24.	NORTH 26 DEGREES – 04 MINUTES – 30 SECONDS WEST, A DISTANCE OF 9.55 FEET TO A POINT, THENCE;

25.	SOUTH 63 DEGREES – 55 MINUTES – 30 SECONDS WEST, A DISTANCE OF 227.32 FEET TO A POINT ON THE AFOREMENTIONED EASTERLY LINE OF PELHAM PARKWAY, THENCE;

26.	ALONG THE EASTERLY LINE OF PELHAM PARKWAY, NORTH 26 DEGREES – 04 MINUTES – 30 SECONDS WEST, A DISTANCE OF 296.81 FEET TO A POINT, THENCE;

27.	CONTINUING ALONG THE EASTERLY LINE OF PELHAM PARKWAY, NORTH 62 DEGREES – 43 MINUTES – 40 SECONDS WEST, A DISTANCE OF 609.10 FEET TO A POINT OF CURVATURE, THENCE;

28.

ALONG A CURVE TO THE RIGHT, HAVING A RADIUS OF 20.00 FEET, TURNING A CENTRAL ANGLE OF 126 DEGREES – 41 MINUTES – 30 SECONDS, WITH AN ARC LENGTH OF 44.22 FEET, THE CHORD OF WHICH BEARS NORTH 00 DEGREES – 37 MINUTES – 42 SECONDS EAST, A CHORD DISTANCE OF 35.75 FEET TO THE POINT AND PLACE OF BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTION IS BASED UPON A SURVEY MADE BY CONTROL POINT ASSOCIATES, INC. DATED 7/7/10 AND AS FURTHER CERTIFIED ON 11/18/10 BY JOHN P. LYNCH (CONTROL POINT ASSOCIATES, INC.)

PARCEL 3 - Ground Lease Parcel (Lot 8.2)

ALL THAT CERTAIN plot, piece or parcel of land, situate, lying and being in the Village of Pelham Manor, Town of Pelham, Westchester County of Westchester and State of New York, being more particularly bounded and described as follows:

BEGINNING AT A POINT ON THE SOUTHERLY LINE OF SECOR LANE (50 FOOT WIDE), SAID POINT BEING DISTANT 454.53 FEET ON A COURSE OF NORTH 63 DEGREES – 57 MINUTES – 50 SECONDS EAST FROM A POINT AT THE NORTHEASTERLY TERMINUS OF A CURVE CONNECTING THE SOUTHERLY LINE OF SECOR LANE WITH THE EASTERLY LINE OF PELHAM PARKWAY (A.K.A. C.R. 70 – VARIABLE WIDTH), AND FROM SAID POINT OF BEGINNING RUNNING THENCE;

1.

ALONG THE SOUTHERLY LINE OF SECOR LANE, NORTH 63 DEGREES – 57 MINUTES – 60 SECONDS EAST, A DISTANCE OF 176.92 FEET TO A POINT, THENCE; ALONG THE DIVIDING LINE BETWEEN LOT 8.2 AND LOT 8.1, BLOCK 1 THE FOLLOWING TWO (2) COURSES:

2.	SOUTH 26 DEGREES – 02 MINUTES – 10 SECONDS EAST, A DISTANCE OF 221.90 FEET TO A POINT, THENCE;

3.	SOUTH 63 DEGREES – 57 MINUTES – 50 SECONDS WEST, A DISTANCE OF 176.92 FEET TO A POINT, THENCE;

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4.	ALONG THE DIVIDING LINE BETWEEN LOT 8.2 AND LOTS 8.1 AND 8.3, BLOCK 1, NORTH 26 DEGREES – 02 MINUTES – 10 SECONDS EAST, A DISTANCE OF 221.90 FEET THE POINT AND PLACE OF BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTION IS BASED UPON A SURVEY MADE BY CONTROL POINT ASSOCIATES, INC. DATED 7/7/10 AND AS FURTHER CERTIFIED ON 11/18/10 BY JOHN P. LYNCH (CONTROL POINT ASSOCIATES, INC.)

BLANKET DESCRIPTION - LOTS 8.1, 8.2 and 8.3:

ALL THAT CERTAIN plot, piece or parcel of land, situate, lying and being in the Village of Pelham Manor, Town of Pelham, Westchester County of Westchester and State of New York, being more particularly bounded and described as follows:

BEGINNING at a rebar with cap set on the southerly line of Secor Lane (50 foot wide), said point being at the northeasterly terminus of a curve connecting the southerly line of Secor Lane with the easterly line of Pelham Parkway (a/k/a C.R. 70) and from said beginning point, running thence

1.	Along the southerly line of Secor Lane, north 63 degrees 57 minutes 50 seconds east, a distance of 1081.42 feet to a rebar with cap set at a point of curvature in the same, thence

2.

Continuing along the same, along a curve to the right, having a radius of 650.00 feet, turning a central angle of 11 degrees 45 minutes 00 seconds with an arc length of 133.30 feet, the chord of which bears north 69 degrees 50 minutes 19 seconds east, a chord distance of 133.06 feet to a rebar with cap set, thence the following seven (7) courses along the dividing line between Lot 8 Block 1 and the westerly line of the Hutchinson River Parkway;

3.	South 10 degrees 37 minutes 00 seconds east, a distance of 406.03 feet to a rebar with cap set, thence

4.	South 08 degrees 04 minutes 18 seconds east, a distance of 152.58 feet to a rebar with cap set, thence

5.	South 81 degrees 55 minutes 42 seconds west, a distance of 125.00 feet to a rabar with cap set, thence

6.	South 08 degrees 04 minutes 18 seconds east, a distance of 350.40 feet to a rebar with cap set at a point of non-tangent curvature, thence

7.

Along a curve to the left, having a radius of 375.00 feet, turning a central angle of 15 degrees 22 minutes 08 seconds with an arc length of 100.59 feet, the chord of which bears south 72 degrees 19 minutes 21 seconds west, a chord distance of 100.29 feet to a rebar with cap set at a point of tangency, thence

8.	South 63 degrees 57 minutes 50 seconds west, a distance of 4.45 feet to a rebar with cap set, thence

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9.	South 26 degrees 04 minutes 30 seconds east, a distance of 188.85 feet to a point, thence

10.

Along the common dividing line between Lot 8 and Lot 5, Block 1 and the westerly line of the Hutchinson River Parkway, south 63 degrees 55 minutes 30 seconds west, a distance of 156.73 feet to a point; thence the following eight (8) courses along the dividing line between Lot 8 and Lot 3, Block 1.

11.	North 26 degrees 04 minutes 30 seconds west, a distance of 82.31 feet to a pk nail set, thence

12.	North 63 degrees 55 minutes 30 seconds east, a distance of 10.33 feet to a pk nail set, thence

13.	North 26 degrees 04 minutes 30 seconds west, a distance of 19.84 feet to a pk nail set, thence

14.	South 63 degrees 55 minutes 30 seconds west, a distance of 10.33 feet to a pk nail set, thence

15.	North 26 degrees 04 minutes 30 seconds west, a distance of 90.59 feet to a rebar with cap set, thence

16.	North 63 degrees 55 minutes 30 seconds east, a distance of 4.05 feet to a pk nail set, thence

17.	North 26 degrees 04 minutes 30 seconds west, a distance of 9.55 feet to a pk nail set, thence

18.	South 63 degrees 55 minutes 30 seconds west, a distance of 227.32 feet to a pk nail set on the aforementioned easterly line of Pelham Parkway, thence

19.	North 26 degrees 04 minutes 30 seconds west, a distance of 296.81 feet to a pk nail, thence

20.	Continuing along the easterly line of Pelham Parkway, north 62 degrees 43 minutes 40 seconds west, a distance of 609.10 feet to a pk nail set a point of curvature, thence

21.

Along a curve to the right, having a radius of 2.00 feet, turning a central angle of 126 degrees 41 minutes 30 seconds with an arc length of 44.22 feet to a point, the chord of which bears north 00 degrees 37 minutes 24 seconds east, a chord distance of 35.75 feet to the point and place of BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTIONS IS BASED UPON A SURVEY MADE BY CONTROL POINT ASSOCIATES, INC. DATED 7/7/10 AND AS FURTHER CERTIFIED ON 11/12/10 BY JOHN P. LYNCH (CONTROL POINT ASSOCIATES, INC.)

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SUCH REAL PROPERTY ALSO CONTAINS ALL OF THE CONDOMINIUM UNITS IN THE P/A ACADIA CONDOMINIUM MADE BY P/A-ACADIA PELHAM MANOR, LLC DATED 9/17/07 AND RECORDED 10/23/07 AS CONTROL NUMBER 472850497.

For information only: Said premises are known as 798-858 Pelham Parkway, Pelham, NY and designated as Section 166.26 Block 1 Lots 8.1, 8.2 and 8.3 as shown on the Westchester County Land and Tax Map.

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EXHIBIT “B”

Definitions and Financial Statements

                    1. Definitions: As used in this Agreement and the attached exhibits, the following terms shall have the following meanings:

                    “Acadia Realty Trust” means Acadia Realty Trust, a Maryland real estate investment trust, which is an indirect principal in Borrower and Guarantor.

                    “Additional Interest” means all payments required to be made by Borrower under a Swap Contract.

                    “Adjusted Net Operating Income” means Operating Income less the sum of (i) Adjusted Operating Expenses plus (ii) the Vacancy and Credit Loss Factor.

                    “Adjusted Operating Expenses” means the aggregate amount of all actual operating expenses of the Property paid by Borrower in the most recently ended six (6) month period for which Borrower has delivered financial statements to Administrative Agent, annualized, provided that the amount of management fees included in Adjusted Operating Expenses shall be equal to the greater of (x) actual management fees paid by Borrower with respect to such period or (y) 3.0% of the operating income received by Borrower during such period. Adjusted Operating Expenses shall exclude from expenses payments of principal and interest under the Loan Documents and other expenses payable to Administrative Agent and Lenders pursuant to the Loan Documents, capital expenditures, Tenant Improvement Costs, leasing commissions and extraordinary items of expense.

                    “Administrative Agent” means Bank of America, N.A., in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

                    “Administrative Agent Advances” has the meaning set forth in Section 1.14 of this Agreement.

                    “Administrative Agent’s Office” means Administrative Agent’s address and, as appropriate, account as set forth on the Schedule of Lenders, or such other address or account as Administrative Agent hereafter may from time to time notify Borrower and Lenders.

                    “Administrative Agent’s Time” means the time of day observed in the city where Administrative Agent’s Office is located.

                    “Advance Amount” has the meaning set forth in Section 1.13 of this Agreement.

                    “Affiliate” means any person directly or indirectly through one or more intermediaries controlling, controlled by, or under direct or indirect common control with, such person. A person shall be deemed to be “controlled by” any other person if such other person possesses, directly or indirectly, power (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners or the equivalent; or (b) to direct or cause the direction of the management and policies of such person whether by contract or otherwise.

                    “Agent-Related Persons” means Administrative Agent, together with its Affiliates (including Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such persons and Affiliates.

                    “Aggregate Commitments” means the Commitments of all Lenders.

                    “Agreement” has the meaning set forth in the introductory paragraph of this Agreement, and includes all exhibits attached hereto and referenced in Section 1.1.

                    “Amortization Date” has the meaning set forth in Section 1.12 of this Agreement.

                    “Appraised Value” means the value shown on the appraisal of the Property delivered to Administrative Agent prior to the date hereof.

                    “Arranger” means Banc of America Securities LLC, in its capacity as sole arranger and sole book manager.

                    “Assignment and Assumption” means an Assignment and Assumption substantially in the form of Exhibit “L”.

                    “Association” means the Condominium Association of the Property.

                    “Base Rate” means, on any day, a simple rate per annum equal to the sum of the Prime Rate for that day plus the Base Rate Margin. Without notice to Borrower or anyone else, the Base Rate shall automatically fluctuate upward and downward as and in the amount by which the Prime Rate fluctuates.

                    “Base Rate Margin” means 2.75% per annum.

                    “Base Rate Principal” means, at any time, the Principal Debt minus the portion, if any, of such Principal Debt which is LIBOR Rate Principal.

                    “BBA LIBOR Daily Floating Rate” has the meaning set forth in Section 1.7.1 of this Agreement.

                    “Borrower” has the meaning set forth in the introductory paragraph of this Agreement.

                    “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where Administrative Agent’s Office is located.

                    “Closing Checklist” means that certain Closing Requirements and Checklist setting forth the conditions for closing the Loan and recording the Mortgage.

                    “Code” has the meaning set forth in Section 2.15.

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                    “Commitment” means, as to each Lender, its obligation to advance its Pro Rata Share of the Loan in an aggregate principal amount not exceeding the amount set forth opposite such Lender’s name on the Schedule of Lenders at any one time outstanding, as such amount may be adjusted from time to time in accordance with this Agreement.

                    “Condominium” means the P/A Acadia Pelham Manor Condominium established pursuant to the Declaration.

                    “Condominium Assessment” means all Assessments (as such term is defined in the Declaration) and all other assessments for common charges against the Property.

                    “Condominium Board” means the Board of Directors or the Association of an Individual Property.

                    “Condominium Documents” means, the Declaration, the by-laws attached thereto, and all other constituent documents establishing or governing the condominium regime governing the Property, and all filings with the office of the New York State Attorney General related hereto, all as may be amended from time to time.

                    “Debt” means, with respect to any Person, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services, (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all obligations of such Person as lessee under capital leases, (f) all obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities, (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any capital stock of or other ownership or profit interest in such Person or any other Person or any warrants, rights or options to acquire such capital stock, (h) all obligations of such Person in respect of interest rate hedge agreements, (i) all debt of others referred to in clauses (a) through (h) above or clause (j) below guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such debt or to fund or supply monies for the payment or purchase of such debt, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such debt or to assure the holder of such debt against loss, (iii) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (iv) otherwise to assure a creditor against loss, and (j) all debt referred to in clauses (a) through (h) above of another Person secured by (or for which the holder of such debt has an existing right, contingent or otherwise, to be secured by) any lien on property (including, without limitation, accounts, contract rights or inventory) owned by such Person, even though such Person has not assumed or become liable for the payment of such debt.

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                    “Debt Service Coverage Ratio” means the ratio, as of any date of calculation, of (a) the Adjusted Net Operating Income to (b) the annual Debt Service Payments.

                    “Debt Service Payments” means the annual amount of principal and interest payments that would be payable on the Total Loan based upon a thirty (30) year self liquidating mortgage amortization schedule at an annual assumed interest rate equal to the greatest of (i) 7.50%, (ii) the “Ten Year Treasury Rate Obligation” (as hereinafter defined) as of any date of calculation plus 2.75% and (iii) the actual interest applicable to the Loan as of any date of calculation. The “Ten Year Treasury Rate Obligation” shall mean the rate determined by Administrative Agent to be the week ending yield on United States treasury securities, adjusted to a constant maturity of ten years, as published by the United States Federal Reserve Board in the then most currently available Statistical Release H.15 (519) (or, if not published at such time, such other comparable statistical release then published by the United States Federal Reserve Board) rounded to the next highest 1/8 of 1%.

                    “Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

                    “Declaration” means that certain Declaration of P/A-Acadia Pelham Manor Condominium (the “Declaration”), dated September 17, 2007, recorded October 23, 2007 as Document number 472850497 for the creation and establishment of the Condominium with respect to the Property.

                    “Default” has the meaning set forth in Section 4.1 of this Agreement.

                    “Defaulting Lender” means a Lender that fails to pay its Pro Rata Share of a Payment Amount within five (5) Business Days after notice from Administrative Agent, until such Lender cures such failure as permitted in this Agreement.

                    “Defaulting Lender Amount” means the Defaulting Lender’s Pro Rata Share of a Payment Amount.

                    “Defaulting Lender Payment Amounts” means a Defaulting Lender Amount plus interest from the date such Defaulting Lender Amount was funded by Administrative Agent and/or an Electing Lender, as applicable, to the date such amount is repaid to Administrative Agent and/or such Electing Lender, as applicable, at the rate per annum applicable to such Defaulting Lender Amount under the Loan or otherwise at the Base Rate.

                    “Draw Request” has the meaning set forth in Section 1 of Exhibit “F”.

                    “Eligible Assignee” has the meaning set forth in Section 6.5.

                    “Environmental Agreement” means the Environmental Indemnity Agreement of even date herewith by and among Borrower, Guarantor and Administrative Agent for the benefit of Lenders.

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                    “Excusable Delay” means a delay, not to exceed a total of thirty (30) days, caused by unusually adverse weather conditions which have not been taken into account in the construction schedule, fire, earthquake or other acts of God, strikes, lockouts, acts of public enemy, riots or insurrections or any other unforeseen circumstances or events beyond the control of Borrower (except financial circumstances or events or matters which may be resolved by the payment of money), and as to which Borrower notifies Administrative Agent in writing within five (5) days after such occurrence; provided, however, no Excusable Delay shall extend the Maturity Date or suspend or abate any obligation of Borrower or any Guarantor or any other person to pay any money.

                    “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upwards to the next higher 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by Administrative Agent.

                    “Financial Statements” means (i) for each reporting party other than an individual, a balance sheet, income statement, statements of cash flow and amounts and sources of contingent liabilities, a reconciliation of changes in equity and liquidity verification, and unless Administrative Agent otherwise consents, consolidated statements if the reporting party is a holding company or a parent of a subsidiary entity; and (ii) for each reporting party who is an individual, a balance sheet, statements of amount and sources of contingent liabilities, sources and uses of cash and liquidity verification and, unless Administrative Agent otherwise consents, Financial Statements for each entity owned or jointly owned by the reporting party. For purposes of this definition and any covenant requiring the delivery of Financial Statements, each party for whom Financial Statements are required is a “reporting party” and a specified period to which the required Financial Statements relate is a “reporting period”.

                    “Funding Date” means the date on which an advance of Loan proceeds shall occur.

                    “Ground Lease” means that certain Ground Lease dated October 1, 2004 between Ground Lessor, as landlord, and Ground Lessor, as tenant, as to which a Memorandum of Ground Lease dated October 1, 2004 between Ground Lessor and Borrower was recorded in the office of the Clerk of the County of Westchester on February 23, 2004 in Control No. 443010050, as modified by letter agreement dated January 30, 2006 between Ground Lessor and Borrower, as modified by First Amendment to Ground Lease dated June 28, 2006 between Ground Lessor and Borrower, as modified by letter agreement dated November 28, 2006 between Ground Lessor and Borrower and as modified by Second Amendment to Ground Lease dated December 6, 2007 between Ground Lessor and Borrower.

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                    “Ground Lessor” means, collectively, Rusciano & Son Corp. and Secor Lane Corp. and their successors and assigns as owners of the fee interest in the Land.

                    “Guarantor” means Acadia Realty Limited Partnership, a Delaware limited partnership, whether one or more, and if more than one, each one individually or all collectively.

                    “Improvements” means all buildings and other improvements constructed on the Land, together with all fixtures, tenant improvements, and appurtenances now or later to be located on the Land and/or in such improvements.

                    “Indebtedness” means any and all indebtedness to Administrative Agent or Lenders evidenced, governed or secured by, or arising under, any of the Loan Documents, including the Loan.

                    “Indemnified Liabilities” has the meaning set forth in Section 6.1.

                    “Initial Advance” means the first advance of proceeds of the Loan under this Agreement.

                    “Land” means the real property described in Exhibit “A”.

                    “Laws” means all constitutions, treaties, statutes, laws, ordinances, regulations, rules, orders, writs, injunctions, or decrees of the United States of America, any state or commonwealth, any municipality, any foreign country, any territory or possession, or any Tribunal.

                    “Leasing Commissions” means any commissions payable by Borrower in connection with any leases of space in the Improvements executed after the date hereof and/or extensions or renewals of existing leases of space in the Improvements not to exceed such commissions as are reasonable and customary for properties in Westchester County, New York similar to the Property as determined by Administrative Agent.

                    “Lender” means each lender from time to time party to this Agreement.

                    “Lending Office” means, as to any Lender, the office or offices of such Lender described as such on the Schedule of Lenders, or such other office or offices as such Lender may from time to time notify Borrower and Administrative Agent.

                    “LIBOR Business Day” means a Business Day which is also a London Banking Day.

                    “LIBOR Margin” means 2.75% per annum.

                    “LIBOR Rate Principal” means any portion of the Principal Debt which bears interest at an applicable BBA Daily Floating LIBOR Rate at the time in question.

                    “Leases” means any lease, sublease or subsublease, letting, license, concession or other agreement (whether written or oral and whether now or hereafter in effect) pursuant to

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which any Person is granted a possessory interest in, or right to use or occupy all or any portion of any space in the Property, and every modification, amendment or other agreement relating to such lease, sublease, subsublease, or other agreement entered into in connection with such lease, sublease, subsublease or other agreement and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

                    “Lien Law” means the Lien Law of the State of New York.

                    “Loan” means the loan by Lenders to Borrower, in the maximum amount of the Loan Amount.

                    “Loan Amount” means $2,446,298.11.

                    “Loan Documents” means this Agreement (including all exhibits), the Mortgage, any Note, the Environmental Agreement, any guaranty, financing statements and such other documents evidencing, securing or pertaining to the Loan as shall, from time to time, be executed and/or delivered by Borrower, Guarantor, or any other party to Administrative Agent or any Lender pursuant to this Agreement, as they may be amended, modified, restated, replaced and supplemented from time to time.

                    “Loan to Value Ratio” is defined in Section 2.5.

                    “London Banking Day” means a day on which dealings in dollar deposits are conducted by and between banks in the London interbank eurodollar market.

                    “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the Project, or the operations, business, properties, liabilities (actual or contingent), condition (financial or otherwise) or prospects of Borrower or Borrower and its Subsidiaries taken as a whole; (b) a material impairment of the ability of any party to the Loan Documents to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any party to the Loan Documents of any Loan Document to which it is a party.

                    “Material Contract” means any contract for the performance of any work or the supplying of any labor, materials or services which exceeds $100,000 per annum.

                    “Maturity Date” means December 1, 2013, as it may be earlier terminated or extended in accordance with the terms hereof.

                    “Mortgage” means that certain Fee and Leasehold Mortgage, Assignment of Leases and Rents and Security Agreement in the Loan Amount dated as of the date hereof from Borrower to Administrative Agent, securing repayment of the Indebtedness and Borrower’s performance of its other obligations to Administrative Agent and Lenders under the Loan Documents, as amended, modified, supplemented, restated and replaced from time to time.

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                    “Notes” means, collectively, the Notes in the maximum principal amount of the Loan, substantially in the form of Exhibit “M” as amended, modified, replaced, restated, extended or renewed from time to time.

                    “Obligations” means all liabilities, obligations, covenants and duties (including, without limitation, paying all Additional Interest) of, any party to a Loan Document arising under or otherwise with respect to any Loan Document, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any party to a Loan Document or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceedings.

                    “Operating Income” means the sum of (x) the aggregate rentals and all other revenue (unless excluded pursuant hereto) of the Property actually received from only executed bona fide leases, licenses and other occupancy agreements of the Property which are in full force and effect as to which the tenant thereunder is not the subject of any bankruptcy proceeding and is not in default under its lease, beyond any applicable notice or cure periods set forth therein for the six (6) months preceding the date of calculation and (y) the aggregate rentals and all other revenue (unless excluded pursuant hereto) of the Property as projected by Borrower and approved by Administrative Agent from only executed bona fide leases, licenses and other occupancy agreements of the Property which are in full force and effect as to which the tenant thereunder is not the subject of any bankruptcy proceeding and is not in default under its lease (including tenants who have not commenced payment of full base rent but who are obligated to do so within six (6) months), beyond any applicable notice or cure periods set forth therein for the six (6) months following the date of calculation as projected by Administrative Agent. Operating Income shall exclude all extraordinary items of income, all amounts paid to Borrower for tenant alterations in connection with the leasing of space at the Property, all amounts payable to Borrower under leases with affiliates of Borrower, as tenant, or with Borrower, as tenant (unless Administrative Agent otherwise agrees) and, with respect to any lease providing for a reduction in the rentals payable under such lease at any time during the term thereof, base rentals in excess of the lowest base rentals payable under such lease (other than during any period of rent concessions made with respect to consecutive monthly periods commencing with the first month of the term of such lease), but notwithstanding the preceding, including reimbursements for operating expenses and percentage rent pursuant to executed leases, provided a sales report is provided by the applicable tenant.

                    “Other Loan” means the loan from Lenders to Borrower in the aggregate amount of the Other Loan Amount.

                    “Other Loan Agreement” means the Transfer Loan Agreement of even date herewith between Lenders, Administrative Agent and Borrower setting forth certain terms and conditions for advancing the Other Loan.

                    “Other Loan Amount” means a loan in the amount of $31,553,701.89.

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                    “Other Loan Mortgage” means the mortgages referred to in, and consolidated and modified by, that certain Mortgage Consolidation and Modification Agreement dated the date hereof between Borrower and Administrative Agent for the benefit of Lenders in the amount of the Other Loan.

                    “Other Note” means, collectively, the notes dated the date hereof made by Borrower, one to each Lender, evidencing the aggregate amount of the Other Loan.

                    “Payment Amount” means an advance of the Loan, an unreimbursed Administrative Agent Advance, an unreimbursed Indemnified Liability or any other amount that a Lender is required to fund under this Agreement.

                    “Person” means an individual, partnership, limited liability company, corporation, business trust, joint stock company, trust, unincorporated association, joint venture or other entity of whatever nature.

                    “Plans” means the plans and specifications related to any Tenant Improvements or the Improvements.

                    “Potential Default” means any condition or event which with the giving of notice or lapse of time or both would, unless cured or waived, become a Default.

                    “Prime Rate” means, on any day, the rate of interest per annum then most recently established by Administrative Agent as its “prime rate”, it being understood and agreed that such rate is set by Administrative Agent as a general reference rate of interest, taking into account such factors as Administrative Agent may deem appropriate, that it is not necessarily the lowest or best rate actually charged to any customer or a favored rate, that it may not correspond with future increases or decreases in interest rates charged by other lenders or market rates in general, and that Administrative Agent may make various business or other loans at rates of interest having no relationship to such rate. If Administrative Agent (including any subsequent Administrative Agent) ceases to exist or to establish or publish a prime rate from which the Prime Rate is then determined, the applicable variable rate from which the Prime Rate is determined thereafter shall be instead the prime rate reported in The Wall Street Journal (or the average prime rate if a high and a low prime rate are therein reported), and the Prime Rate shall change without notice with each change in such prime rate as of the date such change is reported.

                    “Principal Debt” means the aggregate unpaid principal balance of this Loan at the time in question.

                    “Pro Rata Share” means, with respect to each Lender at any time, a fraction expressed as a percentage, the numerator of which is the amount of the Commitment of such Lender at such time and the denominator of which is the amount of the Aggregate Commitments at such time or, if the Aggregate Commitments have been terminated, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the total outstanding amount of all Indebtedness held by such Lender at such time and the denominator of which is the total outstanding amount of all Indebtedness at such time. The initial Pro Rata Share of each Lender named on the signature pages hereto is set forth opposite the name of that Lender on the Schedule of Lenders.

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                    “Project” means the acquisition of the Land, the construction of the Improvements, and if applicable, the leasing and operation of the Improvements.

                    “Property” means the Land, the Improvements and all other property constituting the “Mortgage Property”, as described in the Mortgage, or subject to a right, lien or security interest to secure the Loan pursuant to any other Loan Document.

                    “Proxy” shall mean that certain Condominium Proxy, dated as of the date hereof, from Borrower to Lender, pursuant to which Borrower granted Lender a proxy to vote its interest with respect to all matters affecting the Condominium upon the occurrence and during the continuance of a Default and which includes conditional resignations of each of the representatives elected or appointed by Borrower to the Condominium Board.

                    “Required Lenders” means as of any date of determination at least two Lenders having more than 50% of the Aggregate Commitments or, if the Aggregate Commitments have been terminated, at least two Lenders holding in the aggregate more than 50% of the total outstanding amount of all Indebtedness; provided that the Commitment of, and the portion of the total outstanding amount of all Indebtedness held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

                    “Schedule of Lenders” means the schedule of Lenders party to this Agreement as set forth on Exhibit “N”, as it may be modified from time to time in accordance with this Agreement.

                    “Self Storage Facility” has the meaning set forth in Section 2.17.

                    “Storage Facility Master Lease” has the meaning set forth in Section 2.17.

                    “Storage Facility Rent” has the meaning set forth in Section 2.17.

                    “Storage Facility Tenant” has the meaning set forth in Section 2.17.

                    “Subsidiary” means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries.

                    “Survey” means a survey prepared in accordance with Exhibit “G” or as otherwise approved by Administrative Agent in its sole discretion.

                    “Swap Contract” means any agreement, whether or not in writing, relating to any Swap Transaction, including, unless the context otherwise clearly requires, any form of master agreement (the “Master Agreement”) published by the International Swaps and Derivatives Association, Inc., or any other master agreement, entered into prior to the date hereof or any time after the date hereof, between Swap Counterparty and Borrower (or its Affiliate), together with

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any related schedule and confirmation, as amended, supplemented, superseded or replaced from time to time.

                    “Swap Counterparty” means Lender or its Affiliate, in its capacity as counterparty under any Swap Contract.

                    “Swap Transaction” means any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond option, note or bill option, interest rate option, forward foreign exchange transaction, cap transaction, collar transaction, floor transaction, currency swap transaction, cross-currency rate swap transaction, swap option, currency option, credit swap or default transaction, T-lock, or any other similar transaction (including any option to enter into the foregoing) or any combination of the foregoing, entered into prior to the date hereof or anytime after the date hereof between Swap Counterparty and Borrower (or its Affiliate) so long as a writing, such as a Swap Contract, evidences the parties’ intent that such obligations shall be secured by the Mortgage.

                    “Taxes” has the meaning set forth in Section 1.11.

                    “Tenant Improvements” means all work to be completed by Borrower pursuant to any Lease.

                    “Tenant Improvement Costs” means the costs required to be paid by Borrower, including tenant allowances paid to a tenant, under any Leases and/or extensions or renewals of existing leases of space in the Improvements (excluding any costs for which Borrower requisitioned funds prior to the date hereof under the construction financing for the Property).

                    “Title Company” means Stewart Title Insurance Company.

                    “Title Insurance” means the loan policy or policies of title insurance issued to Administrative Agent for the benefit of Lenders by the Title Company, in an amount equal to the maximum principal amount of the Loan, insuring the validity and priority of the Mortgage encumbering the Land and Improvements for the benefit of Administrative Agent and Lenders.

                    “Transfer Tax” has the meaning set forth in Section 2.19.

                    “Tribunal” means any state, commonwealth, federal, foreign, territorial or other court or governmental department, commission, board, bureau, district, authority, agency, central bank, or instrumentality, or any arbitration authority.

                    “Vacancy and Credit Loss Factor” means an amount (which amount can be $0 but cannot be less than $0) determined by multiplying Operating Income by the lesser of (i) 5% or (ii) the amount, stated as a percentage of total rentable retail area, by which total rented retail area at the time of calculation exceeds 95% of total rentable retail area.

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                    2. Financial Statements:

                    Borrower shall provide or cause to be provided to Administrative Agent with a copy for each Lender all of the following:

          (a) Financial Statements of Borrower,: (i) for each fiscal year of such reporting party, as soon as reasonably practicable and in any event within one hundred twenty (120) days after the close of each fiscal year; and (ii) for each fiscal quarter of such reporting party, as soon as reasonably practicable and in any event within one hundred twenty (120) days after the close of each fiscal quarter.

          (b) Financial Statements of each Guarantor: (i) for each fiscal year of such Guarantor, as soon as reasonably practicable and in any event within one hundred twenty (120) days after the close of each fiscal year, and for Acadia Realty Trust, as soon as reasonably practicable and in any event within one hundred twenty (120) days after the close of each such reporting period; or (ii) for each fiscal quarter of such Guarantor, as soon as reasonably practicable and in any event within one hundred twenty (120) days after the close of each fiscal quarter, and for Acadia Realty Trust, as soon as reasonably practicable and in any event within one hundred twenty (120) days after the close of each such reporting period; upon proper filing of the applicable annual form 10K and quarterly form 10Q by Guarantor with the Securities and Exchange Commission, such statements shall be deemed delivered to Administrative Agent and Lenders hereunder.

          (c) (i) Prior to the beginning of each fiscal year of Borrower, a capital and operating budget for the Property and (ii) for each calendar quarter (and for the fiscal year through the end of that month) (A) a statement of all income and expenses in connection with the Property and (B) a current leasing status report (including tenants’ names, occupied tenant space, lease terms, rents, vacant space and proposed rents), including in each case a comparison to the budget, as soon as reasonably practicable but in any event within fifteen (15) days after the end of each such quarter, certified in writing as true and correct by a representative of Borrower satisfactory to Administrative Agent. Items provided under this paragraph shall be in form and detail satisfactory to Administrative Agent.

          (d) At the time of submitting, and together with, Borrower’s quarterly financial statements, Borrower shall submit a certificate representing and warranting (i) that no Default or Potential Default exists, or specifying any and all Defaults or Potential Defaults which do exist at the time and (ii), commencing with the delivery of financial statements for the period in which the Debt Service Coverage Ratio Covenant in Section 2.5(b) applies, whether or not the financial covenants set forth in Section 2.5 are in compliance, including a reasonably detailed calculation of such compliance or non-compliance. At the time of submitting (or prior to the date due, in the case of deemed submission by virtue of filings with the Securities and Exchange Commission as set forth above), and together with, Guarantor’s quarterly financial statements, Guarantor shall submit a detailed certificate of the compliance of the financial covenants set forth in the Guaranty.

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          (e) From time to time promptly after Administrative Agent’s request, such additional information, reports and statements respecting the Property and the Improvements, or the business operations and financial condition of each reporting party, as Administrative Agent may reasonably request.

All Financial Statements shall be in form and detail satisfactory to Administrative Agent and shall contain or be attached to the signed and dated written certification of the reporting party in form specified by Administrative Agent to certify that the Financial Statements are furnished to Administrative Agent in connection with the extension of credit by Lenders and constitute a true and correct statement of the reporting party’s financial position. All certifications and signatures on behalf of corporations, partnerships or other entities shall be by a representative of the reporting party satisfactory to Administrative Agent. All Financial Statements for a reporting party who is an individual shall be on Administrative Agent’s then-current personal financial statement form or in another form satisfactory to Administrative Agent. All fiscal year-end Financial Statements of Borrower, Guarantor and Acadia Realty Trust shall be audited and certified, without any qualification or exception not acceptable to Administrative Agent, by independent certified public accountants acceptable to Administrative Agent, and shall contain all reports and disclosures required by generally accepted accounting principles for a fair presentation. All quarterly Financial Statements shall be compiled or reviewed by independent certified public accountants acceptable to Administrative Agent, or may be prepared by the reporting party.

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EXHIBIT “C”

CONDITIONS PRECEDENT TO THE INITIAL ADVANCE

                    As conditions precedent to the Initial Advance, if and to the extent required by Administrative Agent, Administrative Agent shall have received and approved the following:

                         1. Fees and Expenses. Any and all required commitment and other fees, and evidence satisfactory to Administrative Agent that Borrower has paid all other fees, costs and expenses (including the fees and costs of Administrative Agent’s counsel) then required to be paid pursuant to this Agreement and all other Loan Documents, including, without limitation, all fees, costs and expenses that Borrower is required to pay pursuant to any loan application or commitment.

                         2. Financial Statements. The Financial Statements of Borrower and Guarantor or any other party required by any loan application or commitment or otherwise required by Administrative Agent.

                         3. Appraisal. A market value appraisal of the Property made within one hundred eighty (180) days prior to the date of this Agreement, which appraises the Property on a “completed value” basis at not less than the Appraised Value. The appraiser and appraisal must be satisfactory to Administrative Agent (including satisfaction of applicable regulatory requirements) and the appraiser must be engaged directly by Administrative Agent.

                         4. Authorization. Evidence Administrative Agent requires of the existence, good standing, authority and capacity of Borrower, each Guarantor, and their respective constituent partners, members, managers and owners (however remote) to execute, deliver and perform their respective obligations to Administrative Agent and Lenders under the Loan Documents, including:

             (a) For each partnership (including a joint venture or limited partnership): (i) a true and complete copy of an executed partnership agreement or limited partnership agreement, and all amendments thereto; (ii) for each limited partnership, a copy of the certificate of limited partnership and all amendments thereto accompanied by a certificate issued by the appropriate governmental official of the jurisdiction of formation that the copy is true and complete, and evidence Administrative Agent requires of registration or qualification to do business in the state where Borrower’s principal place of business is located and the state where the Project is located, and (iii) a partnership affidavit certifying who will be authorized to execute or attest any of the Loan Documents, and a true and complete copy of the partnership resolutions approving the Loan Documents and authorizing the transactions contemplated in this Agreement and the other Loan Documents.

             (b) For each corporation: (i) a true and complete copy of its articles of incorporation and by-laws, and all amendments thereto, a certificate of incumbency of all of its officers who are authorized to execute or attest to any of the Loan Documents, and a true and complete copy of resolutions approving the Loan Documents and authorizing the transactions contemplated in this Agreement and the other Loan Documents; and (ii) certificates of existence, good standing and qualification to do business issued by the appropriate governmental officials in the state of its formation and, if different, the state in which the Project is located.

          (c) For each limited liability company or limited liability partnership: (i) a true and complete copy of the articles of organization and operating agreement, and all amendments thereto, a certificate of incumbency of all of its members who are authorized to execute or attest to any of the Loan Documents, and a true and complete copy of resolutions approving the Loan Documents and authorizing the transactions contemplated in this Agreement and the other Loan Documents; and (ii) certificates of existence, good standing and qualification to do business issued by appropriate governmental officials in the state of its formation and, if different, the state in which the Property is located.

          (d) For each entity or organization that is not a corporation, partnership, limited partnership, joint venture, limited liability company or limited liability partnership, a copy of each document creating it or governing the existence, operation, power or authority of it or its representatives.

(e) All certificates, resolutions, and consents required by Administrative Agent applicable to the foregoing.

                    5. Loan Documents. From Borrower, Guarantor and each other person required by Administrative Agent, duly executed, acknowledged and/or sworn to as required, and delivered to Administrative Agent (with a copy for each Lender) all Loan Documents then required by Administrative Agent, dated the date of this Agreement, each in form and content satisfactory to Administrative Agent, and evidence Administrative Agent requires that the Mortgage has been recorded in the official records of the city or county in which the Property is located and UCC-1 financing statements have been filed in all filing offices that Administrative Agent may require.

                    6. Opinions. The written opinion of counsel satisfactory to Administrative Agent for Borrower, each Guarantor, and any other persons or entities addressed to Administrative Agent for the benefit of Lenders, dated the date of this Agreement.

                    7. Survey; No Special Flood Hazard. (a) two (2) prints of an original survey (with a copy for each Lender) of the Land and improvements thereon dated not more than sixty (60) days prior to the date of this Agreement (or dated such earlier date, if any, as is satisfactory to the Title Company, but in any event not more than one hundred eighty (180) days prior to the date of this Agreement) satisfactory to Administrative Agent and the Title Company and otherwise, to the extent required by Administrative Agent, complying with Exhibit “G”, and (b) a flood insurance policy (with a copy for each Lender) in an amount equal to the lesser of the maximum Loan amount or the maximum amount of flood insurance available under the Flood Disaster Protection Act of 1973, as amended, and otherwise in compliance with the requirements of the Loan Documents, or evidence satisfactory to Administrative Agent that none of the Land is located in a flood hazard area.

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                    8. Title Insurance. An ALTA title insurance policy, issued by the Title Company (which shall be approved by Administrative Agent) in the maximum amount of the Loan plus any other amount secured by the Mortgage, on a coinsurance and/or reinsurance basis if and as required by Administrative Agent, insuring without exclusion or exception for creditors’ rights that the Mortgage constitutes a valid lien covering the Land and all Improvements thereon, having the priority required by Administrative Agent and subject only to those exceptions and encumbrances (regardless of rank or priority) Administrative Agent approves, in a form acceptable to Administrative Agent, and with all “standard” exceptions which can be deleted, including the exception for matters which a current survey would show, deleted to the fullest extent authorized under applicable title insurance rules, and Borrower shall satisfy all requirements therefor permitted; containing no exception for standby fees or real estate taxes or assessments other than those for the year in which the closing occurs to the extent the same are not then due and payable and endorsed “not yet due and payable” and no exception for subsequent assessments for prior years; providing full coverage against mechanics’ and materialmen’s liens to the extent authorized under applicable title insurance rules, and Borrower shall satisfy all requirements therefor; insuring that no restrictive covenants shown in the Title Insurance have been violated, and that no violation of the restrictions will result in a reversion or forfeiture of title; insuring all appurtenant easements; insuring that fee simple indefeasible or marketable (as coverage is available) fee simple title to the Land and Improvements is vested in Borrower; containing such affirmative coverage and endorsements (including the standard New York endorsements) as Administrative Agent may require and are available under applicable title insurance rules, and Borrower shall satisfy all requirements therefor; insuring any easements, leasehold estates or other matters appurtenant to or benefiting the Land and/or the Improvements as part of the insured estate; insuring the right of access to the Land to the extent authorized under applicable title insurance rules, and Borrower shall satisfy all requirements therefor; and containing provisions acceptable to Administrative Agent regarding advances and/or readvances of Loan funds after closing. Borrower and Borrower’s counsel shall not have any interest, direct or indirect, in the Title Company (or its agent) or any portion of the premium paid for the Title Insurance. The policy shall contain a pending disbursement clause in Lender’s standard form or such other form approved by Lender.

                    9. Insurance Policies. The insurance policies initially required by Administrative Agent, pursuant to the Loan Documents, together with evidence satisfactory to Administrative Agent that all premiums therefor have been paid for a period of not less than one (1) year from the date of this Agreement and that the policies are in full force and effect.

                    10. Leases. If Exhibit “I” is attached hereto, (i) true and correct copies of all leases and subleases, and guarantees thereof; (ii) estoppel certificates and subordination and attornment agreements (including nondisturbance agreements if and to the extent agreed by Administrative Agent in its discretion), dated within thirty (30) days prior to this Agreement and in the respective forms attached as exhibits to the Closing Checklist, or otherwise in form and content satisfactory to Administrative Agent, from the tenants and subtenants as Administrative Agent requires; (iii) evidence satisfactory to Administrative Agent of Borrower’s compliance with the leases; and (iv) evidence satisfactory to Administrative Agent of the tenants’ approval of all matters requiring their approval.

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                    11. Environmental Compliance/Report. Evidence satisfactory to Administrative Agent that no portion of the Land is “wetlands” under any applicable Law and that the Land does not contain and is not within or near any area designated as a hazardous waste site by any Tribunal, that neither the Property nor any adjoining property contains or has ever contained any substance classified as hazardous or toxic (or otherwise regulated, such as, without limitation, asbestos, radon and/or petroleum products) under any Law or governmental requirement pertaining to health or the environment, and that neither the Property nor any use or activity thereon violates or is or could be subject to any response, remediation, clean-up or other obligation under any Law or governmental requirement pertaining to health or the environment including without limitation, a written report of an environmental assessment of the Property, made within twelve (12) months prior to the date of this Agreement, by an engineering firm, and of a scope and in form and content satisfactory to Administrative Agent, complying with Administrative Agent’s established guidelines, showing that there is no evidence of any such substance which has been generated, treated, stored, released or disposed of in the Property, and such additional evidence as may be required by Administrative Agent. All reports, drafts of reports, and recommendations, whether written or oral, from such engineering firm shall be made available and communicated to Administrative Agent.

                    12. Laws. (a) Evidence satisfactory to Administrative Agent that all applicable zoning ordinances, restrictive covenants and governmental requirements affecting the Property permit the use for which the Property is intended and have been or will be complied with without the existence of any variance, non-complying use, nonconforming use or other special exception; (b) evidence satisfactory to Administrative Agent that the Land and Improvements comply and will comply with all Laws and governmental requirements regarding subdivision and platting and would so comply if the Land and the Improvements thereon were conveyed as a separate parcel; (c) a true and correct copy of valid certificates of occupancy for the Improvements, together with all other consents, licenses, permits and approvals necessary for operation of the Improvements, all in assignable form (to the extent appropriate) and in full force and effect; (d) evidence satisfactory to Administrative Agent of compliance by Borrower and the Property, use and occupancy of the Improvements, with such other applicable Laws and governmental requirements as Administrative Agent may request, including all Laws and governmental requirements regarding access and facilities for handicapped or disabled persons including, without limitation and to the extent applicable, The Federal Architectural Barriers Act (42 U.S.C. § 4151 et seq.), The Fair Housing Amendments Act of 1988 (42 U.S.C. § 3601 et seq.), The Americans With Disabilities Act of 1990 (42 U.S.C. § 12101 et seq.), The Rehabilitation Act of 1973 (29 U.S.C. § 794), and any applicable state requirements; and (e) written evidence satisfactory to Administrative Agent that construction of the Improvements on the Land is permissible under all federal, state and local statutes, regulations and rulings protecting tidal and non-tidal wetlands and other environmentally protected areas.

                    13. Priority. (a) evidence satisfactory to Administrative Agent that prior to and as of the time the Mortgage was filed for record no mechanic’s or materialman’s lien claim or notice, lis pendens, judgment, or other claim or encumbrance against the Property has been filed for record in the county where the Property is located or in any other public record which by Law provides notice of claims or encumbrances regarding the Property; (b) a certificate or certificates of a reporting service acceptable to Administrative Agent, reflecting the results of searches made not earlier than ten (10) days prior to the date of this Agreement, (i) of the central and local

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Uniform Commercial Code records, showing no filings against any of the collateral for the Loan or against Borrower otherwise except as consented to by Administrative Agent; and (ii) if required by Administrative Agent, of the appropriate judgment and tax lien records, showing no outstanding judgment or tax lien against Borrower or any Guarantor.

                    14. Tax and Standby Fee Certificates. Evidence satisfactory to Administrative Agent (a) of the identity of all taxing authorities and utility districts (or similar authorities) having jurisdiction over the Property or any portion thereof; (b) that all taxes, standby fees and any other similar charges have been paid, including copies of receipts or statements marked “paid” by the appropriate authority; and (c) that the Land is a separate tax lot or lots with separate assessment or assessments of the Land and Improvements, independent of any other land or improvements and that the Land is a separate legally subdivided parcel.

                    15. Ground Lease and Premises Documents. Certified copies of all documents comprising the Ground Lease, the Storage Facility Master Lease and the Condominium Documents, accompanied by, in the case of the Ground Lease, an estoppel certificate from Ground Lessor and in the case of the Storage Facility Master Lease, an estoppel from the tenant thereunder, estoppel certificates from the other parties to the Condominium Documents, all in form and substance satisfactory to Administrative Agent.

                    16. Other Documents. Such other documents and certificates as Administrative Agent may reasonably request from Borrower, any Guarantor, and any other person or entity, in form and content satisfactory to Administrative Agent.

                    17. Borrower Identification Due Diligence. Administrative Agent and each Lender shall have received all due diligence materials they deem necessary with respect to verifying Borrower’s identity and background information in a manner satisfactory to each of them.

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EXHIBIT “C-1”

CONDITIONS PRECEDENT TO ADVANCES IN EXCESS OF THE INITIAL ADVANCE

As conditions precedent to any advance in excess of the Initial Advance, if and to the extent required by Administrative Agent, Administrative Agent shall have received and approved the items under Exhibit “C” and Exhibit “F”.

EXHIBIT “D”

MONTHLY AMORTIZATION SCHEDULE

Loan summary

Loan amount	$2,446,298.11
Annual interest rate	7.50%
Amortization period in years	30
Number of payments per year	12
Start date of amortization	6/1/2012

Principal Payment Number	Principal Payment Date	Beginning Balance	Principal Payment

1	6/1/2012	$2,446,298.11	$1,815.51
2	7/1/2012	2,444,482.60	1,826.86
3	8/1/2012	2,442,655.75	1,838.27
4	9/1/2012	2,440,817.47	1,849.76
5	10/1/2012	2,438,967.71	1,861.32
6	11/1/2012	2,437,106.39	1,872.96
7	12/1/2012	2,435,233.43	1,884.66
8	1/1/2013	2,433,348.77	1,896.44
9	2/1/2013	2,431,452.33	1,908.29
10	3/1/2013	2,429,544.03	1,920.22
11	4/1/2013	2,427,623.81	1,932.22
12	5/1/2013	2,425,691.59	1,944.30
13	6/1/2013	2,423,747.29	1,956.45
14	7/1/2013	2,421,790.84	1,968.68
15	8/1/2013	2,419,822.16	1,980.98
16	9/1/2013	2,417,841.18	1,993.36
17	10/1/2013	2,415,847.82	2,005.82
18	11/1/2013	2,413,841.99	2,018.36

EXHIBIT “E”

INTENTIONALLY OMITTED

EXHIBIT “F”

ADVANCES

                    1. Draw Request. A “Draw Request” means a properly completed and executed written application by Borrower to Administrative Agent in the form of Exhibit “F-1” (or in another form satisfactory to Administrative Agent) setting forth the amount of Loan proceeds desired, together with the related AIA Document G-702 and G-703 or such other forms approved by Administrative Agent and such schedules, affidavits, releases, waivers, statements, paid invoices, paid bills, and other documents, certificates and information satisfactory to Administrative Agent, provided that, with respect to any item of Tenant Improvement Costs for which the tenant, rather than Borrower, is performing the work, the foregoing documents shall only be required to the extent that the applicable lease requires such tenant to deliver same. Notwithstanding the foregoing, with respect to any tenant of the Improvements who has accepted occupancy and is paying rent, in lieu of the foregoing conditions in this Section 1, Borrower may deliver to Administrative Agent the following: (i) final lien waivers and proof of payment by Borrower and (ii) an executed estoppel or rent commencement agreement from the tenant confirming that all of Borrower’s tenant improvement obligations have been satisfied. At least five (5) Business Days before the requested date of each advance made from the Loan, Borrower shall deliver a Draw Request to Administrative Agent. Borrower shall be entitled to an advance only in an amount approved by Administrative Agent in accordance with the terms of this Agreement and the Loan Documents. Lenders shall not be required to make advances more frequently than once each calendar month. Lenders shall, only upon the satisfaction, as determined by Administrative Agent in its sole discretion, of all applicable conditions of this Agreement and the Loan Documents, be required to make the requested advance to Borrower on a Funding Date which is a Business Day within five (5), or if any portion of such advance is LIBOR Rate Principal, eight (8), Business Days after such satisfaction. Each Draw Request, and Borrower’s acceptance of any advance, shall be deemed to ratify and confirm, as of the date of the Draw Request and the advance, respectively, that, except as specified in the Draw Request, (a) all representations and warranties in the Loan Documents remain true and correct, and all covenants and agreements in the Loan Documents remain satisfied, (b) there is no uncured Default existing under the Loan Documents, (c) all conditions to the advance, whether or not evidence thereof is required by Administrative Agent, are satisfied, (d) the waivers, statements, paid invoices, paid bills, and/or other documents, certificates and information required as set forth above submitted for the Draw Request are complete and correct, and in all respects what they purport and appear to be for the amount and period applicable to the Draw Request, (e) all advances previously made to Borrower were disbursed, and the proceeds of the advance requested in the Draw Request will immediately be disbursed, for reimbursement to Borrower for, the costs and expenses specified in the Draw Request for which the advances were made, and for no other purpose, and (f) after the advance, all obligations for work and other costs heretofore incurred by Borrower in connection with the Project and which are due and payable will be fully paid and satisfied.

                    2. Advances. Borrower shall disburse all advances, other than the Initial Advance made to Borrower, for reimbursement of payments of the Tenant Improvement Costs or Leasing Commissions only, specified in the Draw Request for which the advances were made, and for no other purpose. Following receipt and approval of a Draw Request, all supporting documentation and information required by Administrative Agent, Administrative Agent will determine the amount of the advance Lenders shall make in accordance with this Agreement, the Loan Documents, and if and to the extent required by Administrative Agent, to Administrative Agent’s satisfaction, the following standards:

                    For tenant improvement work, advances on the basis of 100% of the Tenant Improvement Costs paid by Borrower, provided that if required by Administrative Agent (i) an application for payment may be submitted only after all applicable tenant improvements have been completed, (ii) all provisions of the Loan Documents, including, without limitation, Sections 3 and 4 of this Exhibit “F”, have been satisfied, (iii) the term of the applicable lease has commenced, (iv) Administrative Agent has received from the applicable tenant a tenant estoppel certificate in the form attached as an exhibit to the Closing Checklist, or otherwise in form and content satisfactory to Administrative Agent, (v) Administrative Agent has received two (2) sets of as-built plans for the applicable tenant improvements, and (vi) Administrative Agent has received evidence of satisfaction of all applicable legal requirements, including but not limited to applicable certificates of occupancy and evidence that the plans comply with all legal requirements regarding access and facilities for handicapped or disabled persons.

                    3. Conditions to the Initial Advance. As conditions precedent to the Initial Advance hereunder, if and to the extent required by Administrative Agent, to Administrative Agent’s satisfaction, Borrower must have satisfied the conditions required under this Agreement, including all of those conditions set forth in Exhibit “C” and Section 4 below.

                    4. Conditions to All Advances. As conditions precedent to each advance made pursuant to a Draw Request, in addition to all other requirements contained in this Agreement, if and to the extent required by Administrative Agent, Administrative Agent shall have received and approved the following:

(i) Evidence satisfactory to Administrative Agent of the continued satisfaction of all conditions to the Initial Advance and, as to advances after the Initial Advance, Exhibit “C-1”.

(ii) A Draw Request.

(iii) Evidence satisfactory to Administrative Agent that no Default or any event which, with the giving of notice or the lapse of time, or both, could become a Default, exists.

          (iv) Evidence satisfactory to Administrative Agent that the representations and warranties made in the Loan Documents must be true and correct on and as of the date of each advance and no event shall have occurred or condition or circumstance shall exist which, if known to Borrower, would render any such representation or warranty incorrect or misleading.

          (v) To the extent requested by Administrative Agent, a true and complete copy of each contract to which Borrower is a party, if applicable, for labor, materials, services and/or other work included in a Draw Request duly executed and delivered by all

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parties thereto and effective, and a true and complete copy of a fully executed copy of each such subcontract or other contract as Administrative Agent may have requested.

            (vi) Evidence satisfactory to Administrative Agent that no mechanic’s or materialmen’s lien or other encumbrance has been filed and remain in effect against the Property, no stop notices shall have been served on Lenders that have not been bonded by Borrower in a manner and amount satisfactory to Administrative Agent, and releases or waivers of mechanics’ liens and receipted bills showing payment of all amounts due to all parties who have furnished materials or services or performed labor of any kind in connection with the Property.

           (vii) Evidence satisfactory to Administrative Agent that the Title Insurance has been endorsed and brought to date in a manner satisfactory to Administrative Agent to increase the coverage by the amount of each advance through the date of each such advance with no additional title change or exception not approved by Administrative Agent.

          (viii) A copy of the Lease to which any requested advance for Tenant Improvement Costs and/or Leasing Commissions has been requested, certified to be accurate, complete, unmodified and in full force and effect, which lease shall be in compliance with the terms of this Agreement and the other Loan Documents, including, without limitation, approved by Administrative Agent to the extent required herein or therein.

          (ix) Evidence satisfactory to Administrative Agent that the Improvements shall not have been damaged and not repaired and shall not be the subject of any pending or threatened condemnation or adverse zoning proceeding.

                    5. Conditions and Waivers. All conditions precedent to the obligation of Lenders to make any advance are imposed hereby solely for the benefit of Administrative Agent and Lenders, and no other party may require satisfaction of any such condition precedent or be entitled to assume that Lenders will refuse to make any advance in the absence of strict compliance with such conditions precedent. No advance shall constitute an approval or acceptance by Administrative Agent of any construction work, or a waiver of any condition precedent to any further advance, or preclude Administrative Agent from thereafter declaring the failure of Borrower to satisfy such condition precedent to be a Default. No waiver by Administrative Agent of any condition precedent or obligation shall preclude Administrative Agent from requiring such condition or obligation to be met prior to making any other advance or from thereafter declaring the failure to satisfy such condition or obligation to be a Default.

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EXHIBIT “F-1”

DRAW REQUEST

[BORROWER’S LETTERHEAD]

DRAW REQUEST NO. _________

TO:	BANK OF AMERICA, N.A. (“Administrative Agent”)

LOAN NO.	____________________	DATE: _______________

PROJECT:	Pelham Manor Shopping Center

LOCATION:	Pelham Manor, New York

BORROWER:	P/A-Acadia Pelham Manor, LLC

FOR PERIOD ENDING:          _________________________

In accordance with the Loan Agreement in the amount of $____________ dated December 1 2010 between Borrower, Administrative Agent and Lenders, Borrower requests that $____________ be advanced from Loan proceeds. The proceeds should be credited to the account of _________________________, Account No. ____________, at ______________________________.

1.	CURRENT DRAW REQUEST FOR TENANT IMPROVEMENT COSTS	$_______________

2.	TOTAL DRAW REQUEST	$_______________

AUTHORIZED SIGNER:

______________________________	Dated: _______________

EXHIBIT “G”

SURVEY REQUIREMENTS

                              1. Requirements. The Survey shall be made in accordance with, and meet the requirements of, the certification below by a registered professional engineer or registered professional land surveyor. The description shall be a single metes and bounds perimeter description of the entire Land, and a separate metes and bounds description of the perimeter of each constituent tract or parcel out of the Land. The total acreage and square footage of the Land and each constituent tract or parcel of the Land shall be certified. If the Land has been recorded on a map or plat as part of an abstract or subdivision, all survey lines must be shown, and all lot and block lines (with distances and bearings) and numbers, must be shown. The date of any revisions subsequent to the initial survey prepared pursuant to these requirements must also be shown.

                              2. Certification. The certification for the property description and the map or plat shall be addressed to Administrative Agent for Lenders, Borrower and the Title Company, signed by the surveyor (a registered professional land surveyor or registered professional engineer), bearing current date, registration number, and seal, and shall be in the following form or its substantial equivalent:

This is to certify to Bank of America, N.A., as Administrative Agent for certain Lenders, _________________________, as Borrower and, _________________________, as the Title Company that this map or plat and the survey on which it is based were made in accordance with the “Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys” jointly established and adopted by ALTA and NSPS in 2005, and include optional items 1, 2, 4 (in square feet or acres), 6, 8, 10, 11(b), 16, 17, 18, and if buildings are located on the land, optional items 7(a), 7(b)(1), 7(b)(2) and 9 of Table A thereof. Pursuant to the Accuracy Standards as adopted by ALTA and NSPS and in effect on the date of this certification, the undersigned further certifies that in my professional opinion, as a land surveyor registered in the State of ____________, the maximum Relative Positional Accuracy resulting from the measurements made on the survey does not exceed the Allowable Relative Positional Accuracy for Measurements Controlling Land Boundaries on ALTA/ACSM Land Title Surveys (0.07 feet or 20 mm + 50 ppm). The undersigned additionally certifies that (a) this survey was made on the ground under my supervision; (b) I have received and examined a copy of the Title Insurance Commitment No. _______________ issued by the Title Company as well as a copy of each instrument listed therein, and the subject land and each tract or parcel thereof described in this survey is the same land as described in the Title Commitment; (c) if the subject land consists of two or more tracts or parcels having common boundaries, those tracts and parcels are contiguous along the common boundaries; (d) the subject land and each tract or parcel thereof has a tax map designation separate and distinct from that of any other land and the subject land and each tract or parcel thereof is a separate, legally subdivided parcel; (e) this survey correctly shows all matters of record, (and to the extent they can be located, their location and dimensions) of which I have been advised affecting the subject land according to the legal description in such matters (with instrument, book, and page number indicated); (f) except as shown on this survey, no part of the subject land is located in a 100-year Flood Plain or in an identified “flood prone area”, as defined pursuant to the Flood Disaster Protection Act of 1973, as amended, as reflected by Flood Insurance Rate Map Panel #____________ dated _______________, which such map panel covers the area in which the Property is situated and this survey correctly indicates the zone designation of any area as being in the 100-year Flood Plain or “flood prone area”; (g) to the best of my knowledge, this survey shows the relation of and distance of all substantial, visible buildings, sidewalks and other improvements to easements and setback lines; and (h) to the best of my knowledge, except as shown on this survey, neither the subject land nor any tract or parcel thereof serves any adjoining land for drainage, utilities, or ingress or egress.

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EXHIBIT “H”

INTENTIONALLY OMITTED

EXHIBIT “I”

LEASING AND TENANT MATTERS

                 Borrower and Lenders agree as follows:

                    1. Approved Leases. Borrower shall not enter into any tenant lease of space in the Improvements unless satisfactory to or deemed satisfactory to Administrative Agent prior to execution. Borrower’s standard form of tenant lease, and any revisions thereto, must have the prior written approval of Administrative Agent. Any tenant lease shall be “deemed” satisfactory to Administrative Agent that (a) is on the standard form lease approved by Administrative Agent, with no deviations except as satisfactory to Administrative Agent; (b) is entered into in the ordinary course of business with a bona fide unrelated third party tenant, and Borrower, acting in good faith and exercising due diligence, has determined that the tenant is financially capable of performing its obligations under the lease; (c) is received by Administrative Agent (together with each guarantee thereof (if any) and financial information regarding the tenant and each guarantor (if any) received by Borrower) within fifteen (15) days after execution; (d) reflects an arms-length transaction at then current market rate for comparable space; (e) contains no right to purchase the Property, or any present or future interest therein; (f) does not cover in excess of 25% of the aggregate net rentable area of the Improvements; and (g) is expressly subordinate to the Mortgage. Borrower shall provide to Administrative Agent a correct and complete copy of each tenant lease, including any exhibits, and each guarantee thereof (if any), prior to execution unless the lease in question is reasonably satisfactory to Administrative Agent under the foregoing requirements. Borrower shall, throughout the term of this Agreement, pay all reasonable costs incurred by Administrative Agent in connection with Administrative Agent’s review and approval of tenant leases and each guarantee thereof (if any), including reasonable attorneys’ fees and costs.

                    2. Effect of Lease Approval. No approval of any lease by Administrative Agent shall be for any purpose other than to protect Lenders’ security, and to preserve Lenders’ rights under the Loan Documents. No approval by Administrative Agent shall result in a waiver of any default of Borrower. In no event shall any approval by Administrative Agent of a lease be a representation of any kind, with regard to the lease or its adequacy or enforceability, or the financial capacity of any tenant or guarantor.

                    3. Representations Concerning Leases. Borrower represents and warrants to Administrative Agent and Lenders that Borrower has delivered to Administrative Agent a true and correct copy of all tenant leases and each guarantee thereof (if any), affecting any part of the Improvements, together with an accurate and complete rent roll for the Project, and no such lease or guarantee contains any option to purchase all or any portion of the Property or any interest therein or contains any right of first refusal relating to any sale of the Property or any portion thereof or interest therein.

                    4. Delivery of Leasing Information and Documents. Borrower shall promptly (a) deliver to Administrative Agent such quarterly rent rolls, leasing schedules and reports, operating statements, financial statements for tenants other than residential tenants with a lease term for less than one year and other information regarding tenants and prospective tenants or other leasing information as Administrative Agent from time to time may request, and (b) obtain and deliver to Administrative Agent such estoppel certificates and subordination and attornment agreements executed by such tenants (and guarantors, if any) in the respective forms attached as exhibits to the Closing Checklist, or otherwise in such forms as Administrative Agent from time to time may reasonably require.

                    5. Income from the Property. Borrower shall first apply all income from leases, and all other income derived from the Property, to pay costs and expenses associated with the ownership, maintenance, development, operating, and marketing of the Land and Improvements, including all amounts then required to be paid under the Loan Documents, before using or applying such income for any other purpose.

                    6. Compliance and Default. As additional conditions to Lenders’ obligations under this Agreement, all tenants having the right to do so must approve all plans and all changes thereto, the construction of the Improvements, and all other aspects of the Project requiring tenants’ approval. A default by Borrower under or any failure by Borrower to satisfy any of the conditions of a lease shall constitute a Default under this Agreement. Borrower shall promptly notify Administrative Agent in writing of any failure by any party to perform any material obligation under any lease, any event or condition which would permit a tenant to terminate or cancel a lease, or any notice given by a tenant with respect to the foregoing, specifying in each case the action Borrower has taken or will take with respect thereto.

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EXHIBIT “J”

INTENTIONALLY OMITTED

EXHIBIT “K”

INTENTIONALLY OMITTED

EXHIBIT “L”

ASSIGNMENT AND ASSUMPTION

                    This Assignment and Assumption (this “Assignment”) is dated as of the Effective Date set forth below and is entered into by and between _________________ (“Assignor”) and ____________________ (“Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement identified below (the “Loan Agreement”), receipt of a copy of which is hereby acknowledged by Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

                    For an agreed consideration, Assignor hereby irrevocably sells and assigns to Assignee, and Assignee hereby irrevocably purchases and assumes from Assignor, subject to and in accordance with the Standard Terms and Conditions and the Loan Agreement, as of the Effective Date inserted by Administrative Agent as contemplated below, (i) all of Assignor’s rights and obligations as a Lender under the Loan Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of Assignor under the respective facilities identified below (including, without limitation, [Letters of Credit and] Guarantees), and (ii) to the extent permitted to be assigned under applicable Law, all claims, suits, causes of action and any other right of Assignor (in its capacity as a Lender) against any person, whether known or unknown, arising under or in connection with the Loan Agreement, any other documents or instruments delivered pursuant thereto or in any way based on or related to any of the foregoing, including, but not limited to contract claims, tort claims, malpractice claims, statutory claims and all other claims at Law or in equity, related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to Assignor and, except as expressly provided in this Assignment, without representation or warranty by Assignor.

1.	Assignor: _________________________

2.	Assignee: _________________________[, an Affiliate/Approved Fund of _____________]

3.	Borrower(s): ______________________________

4.	Administrative Agent: _________________________, as administrative agent under the Loan Agreement

5.

Loan Agreement: The Loan Agreement, dated as of _______________, among _________________________, Lenders parties thereto, [and] Bank of America, N.A., as Administrative Agent [, and the other agents parties thereto]

6.	Assigned Interest:

Aggregate Amount of Commitment/ Loans for all Lenders	Amount of Commitment/ Loans Assigned	Percentage Assigned of Commitment/Loans

$____________	$____________	__________%

Effective Date: __________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR:

By

Name:
Title:

ASSIGNEE:

By

Name:
Title:

2

[CONSENTED TO AND] ACCEPTED:

BANK OF AMERICA, N.A., as Administrative Agent

By

Name:
Title:

[CONSENTED TO]:

By

Name:
Title:

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ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS
FOR ASSIGNMENT AND ASSUMPTION

                    1. Representations and Warranties.

                    1.1. Assignor. Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Loan Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents, or any collateral thereunder, (iii) the financial condition of Borrower, any of its Subsidiaries or Affiliates or any other person obligated in respect of any Loan Document or (iv) the performance or observance by Borrower, any of its Subsidiaries or Affiliates or any other person of any of their respective obligations under any Loan Document.

                    1.2. Assignee. Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Loan Agreement, (ii) it meets all requirements of an Eligible Assignee under the Loan Agreement (subject to receipt of such consents as may be required under the Loan Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Loan Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Loan Agreement, together with copies of the most recent financial statements delivered pursuant to Section __ thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision independently and without reliance on Administrative Agent or any other Lender to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision, and (v) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Loan Agreement, duly completed and executed by Assignee; and (b) agrees that (i) it will, independently and without reliance on Administrative Agent, Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

                    1.3 Assignee’s Address for Notices, etc. Attached hereto as Schedule 1 is all contact information, address, account and other administrative information relating to Assignee.

                    2. Payments. From and after the Effective Date, Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to Assignee whether such amounts have accrued prior to or on or after the Effective Date. Assignor and Assignee shall make all appropriate adjustments in payments by Administrative Agent for periods prior to the Effective Date or with respect to the making of this Assignment directly between themselves.

                     3. General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment. This Assignment shall be governed by, and construed in accordance with, the Law of the State of ____________________ [confirm that choice of law provision parallels the Loan Agreement].

2

SCHEDULE 1 TO ASSIGNMENT AND ASSUMPTION

ADMINISTRATIVE DETAILS

(Assignee to list names of credit contacts, addresses, phone and facsimile numbers, electronic mail addresses and account and payment information)

(a)	LIBOR Lending Office:

	Assignee name:	Bank of America, N.A.
	Address:	One Bryant Park, 35th Floor
New York, New York 10036
	Attention:	Mr. Gregory Egli
	Telephone:	646-855-2630
	Facsimile:	212-293-8197
	Electronic Mail:	gregory.w.egli@bankofamerica.com

(b)	Domestic Lending Office:

	Assignee name:	Bank of America, N.A.
	Address:	One Bryant Park, 35th Floor
New York, New York 10036
	Attention:	Mr. Gregory Egli
	Telephone:	646-855-2630
	Facsimile:	212-293-8197
	Electronic Mail:	gregory.w.egli@bankofamerica.com

(c)	Notice Address:

	Assignee name:	Bank of America, N.A.
	Address:	One Bryant Park, 35th Floor
New York, New York 10036
	Attention:	Mr. Gregory Egli
	Telephone:	646-855-2630
	Facsimile:	212-293-8197
	Electronic Mail:	gregory.w.egli@bankofamerica.com

(d)	Payment Instructions:

	Account No.	GL#-1366211723000
	Attention:	Angela Kelly
	Reference:	P/A Acadia Pelham Manor LLC #01254436

EXHIBIT “M”

NOTE

$____________	____________, 20___

                    FOR VALUE RECEIVED, _________________________ (“Borrower”, whether one or more) hereby promises to pay to the order of [_________________________ (“Lender”) under that certain Loan Agreement (defined below) among Borrower,] Bank of America N.A., a national banking association and administrative agent (together with any and all of its successors and assigns, “Administrative Agent”) for the benefit of Lenders from time to time a party to that certain Loan Agreement (the “Loan Agreement”) [dated ____________, 20__] of even date herewith, without offset, in immediately available funds in lawful money of the United States of America, at Administrative Agent’s Office as defined in the Loan Agreement, the principal sum of _________________________ DOLLARS ($____________) (or the unpaid balance of all principal advanced against this Note, if that amount is less), together with interest on the unpaid principal balance of this Note from day to day outstanding as hereinafter provided.

          1. Note; Interest; Payment Schedule and Maturity Date. This Note is one of the Notes referred to in Loan Agreement and is entitled to the benefits thereof. The entire principal balance of this Note then unpaid shall be due and payable at the times as set forth in the Loan Agreement. Accrued unpaid interest shall be due and payable at the times and at the interest rate as set forth in the Loan Agreement until all principal and accrued interest owing on this Note shall have been fully paid and satisfied. Any amount not paid when due and payable hereunder shall, to the extent permitted by applicable Law, bear interest and if applicable a late charge as set forth in the Loan Agreement.

          2. Security; Loan Documents. The security for this Note includes a Mortgage, Assignment of Leases and Rents and Security Agreement in the amount of $[____________] (which, as it may have been or may be amended, restated, modified or supplemented from time to time, is herein called the “Mortgage”) dated ____________, 20___ from Borrower to Administrative Agent covering certain property in Pelham Manor, Westchester County, New York described therein (the “Property”). This Note, the Mortgage, the Loan Agreement and all other documents now or hereafter securing, guaranteeing or executed in connection with the loan evidenced by this Note (the “Loan”), are, as the same have been or may be amended, restated, modified or supplemented from time to time, herein sometimes called individually a “Loan Document” and together the “Loan Documents”.

          3. Defaults.

                    (a) It shall be a default (“Default”) under this Note and each of the other Loan Documents if (i) any principal, interest or other amount of money due under this Note is not paid in full when due, regardless of how such amount may have become due; (ii) any covenant, agreement, condition, representation or warranty herein or in any other Loan Documents is not fully and timely performed, observed or kept; or (iii) there shall occur any default or event of default under the Mortgage or any other Loan Document. Upon the occurrence of a Default,

Administrative Agent on behalf of Lenders shall have the rights to declare the unpaid principal balance and accrued but unpaid interest on this Note, and all other amounts due hereunder and under the other Loan Documents, at once due and payable (and upon such declaration, the same shall be at once due and payable), to foreclose any liens and security interests securing payment hereof and to exercise any of its other rights, powers and remedies under this Note, under any other Loan Document, or at Law or in equity.

                    (b) All of the rights, remedies, powers and privileges (together, “Rights”) of Administrative Agent on behalf of Lenders provided for in this Note and in any other Loan Document are cumulative of each other and of any and all other Rights at Law or in equity. The resort to any Right shall not prevent the concurrent or subsequent employment of any other appropriate Right. No single or partial exercise of any Right shall exhaust it, or preclude any other or further exercise thereof, and every Right may be exercised at any time and from time to time. No failure by Administrative Agent or Lenders to exercise, nor delay in exercising any Right, including but not limited to the right to accelerate the maturity of this Note, shall be construed as a waiver of any Default or as a waiver of any Right. Without limiting the generality of the foregoing provisions, the acceptance by Lender from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the right of Administrative Agent or Lenders to accelerate the maturity of this Note or to exercise any other Right at the time or at any subsequent time, or nullify any prior exercise of any such Right, or (ii) constitute a waiver of the requirement of punctual payment and performance or a novation in any respect.

                    (c) If any holder of this Note retains an attorney in connection with any Default or at maturity or to collect, enforce or defend this Note or any other Loan Document in any lawsuit or in any probate, reorganization, bankruptcy, arbitration or other proceeding, or if Borrower sues any holder in connection with this Note or any other Loan Document and does not prevail, then Borrower agrees to pay to each such holder, in addition to principal, interest and any other sums owing to Lenders hereunder and under the other Loan Documents, all costs and expenses incurred by such holder in trying to collect this Note or in any such suit or proceeding, including, without limitation, attorneys’ fees and expenses, investigation costs and all court costs, whether or not suit is filed hereon, whether before or after the Maturity Date, or whether in connection with bankruptcy, insolvency or appeal, or whether collection is made against Borrower or any guarantor or endorser or any other person primarily or secondarily liable hereunder.

          4. Heirs, Successors and Assigns. The terms of this Note and of the other Loan Documents shall bind and inure to the benefit of the heirs, devisees, representatives, successors and assigns of the parties. The foregoing sentence shall not be construed to permit Borrower to assign the Loan except as otherwise permitted under the Loan Documents. As further provided in the Loan Agreement, a Lender may, at any time, sell, transfer, or assign all or a portion of its interest in this Note, the Mortgage and the other Loan Documents, as set forth in the Loan Agreement.

          5. General Provisions. Time is of the essence with respect to Borrower’s obligations under this Note. If more than one person or entity executes this Note as Borrower, all of said

2

parties shall be jointly and severally liable for payment of the indebtedness evidenced hereby. Borrower and all sureties, endorsers, guarantors and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby severally (a) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices (except any notices which are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (b) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (c) agree that neither Administrative Agent nor any Lender shall be required first to institute suit or exhaust its remedies hereon against Borrower or others liable or to become liable hereon or to perfect or enforce its rights against them or any security herefor; (d) consent to any extensions or postponements of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (e) submit (and waive all rights to object) to non-exclusive personal jurisdiction of any state or federal court sitting in the city and county, and venue in the city or county, in which payment is to be made as specified in the first paragraph of Page 1 of this Note, for the enforcement of any and all obligations under this Note and the Loan Documents; (f) waive the benefit of all homestead and similar exemptions as to this Note; (g) agree that their liability under this Note shall not be affected or impaired by any determination that any security interest or lien taken by Lender to secure this Note is invalid or unperfected; and (h) hereby subordinate any and all rights against Borrower and any of the security for the payment of this Note, whether by subrogation, agreement or otherwise, until this Note is paid in full. A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances. This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought. Captions and headings in this Note are for convenience only and shall be disregarded in construing it. THIS NOTE, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY NEW YORK LAW (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW.

          6. Notices. Any notice, request, or demand to or upon Borrower or Lender shall be deemed to have been properly given or made when delivered in accordance with the Loan Agreement.

          7. No Usury. It is expressly stipulated and agreed to be the intent of Borrower, Administrative Agent and all Lenders at all times to comply with applicable state Law or applicable United States federal Law (to the extent that it permits a Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state Law) and that this Section shall control every other covenant and agreement in this Note and the other Loan Documents. If applicable state or federal Law should at any time be judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Loan, or if Administrative Agent’s exercise of the option to accelerate the Maturity Date, or if any

3

prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable Law, then it is Administrative Agent’s and each Lender’s express intent that all excess amounts theretofore collected by Administrative Agent or any Lender shall be credited on the principal balance of this Note and all other indebtedness and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable Law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lenders for the use, forbearance, or detention of the Loan shall, to the extent permitted by applicable Law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the maximum lawful rate from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

                    THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

                    THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of page intentionally left blank]

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                    IN WITNESS WHEREOF, Borrower has duly executed this Note under seal as of the date first above written.

P/A-ACADIA PELHAM MANOR, LLC, a Delaware limited liability company

By

Robert Masters
Senior Vice President

5

EXHIBIT “N”

SCHEDULE OF LENDERS AND OTHER PARTIES

BANK OF AMERICA, N.A., as Administrative Agent:

Notices:

Bank of America, N.A.
One Bryant Park, 35th Floor
New York, New York 10036
Attention:	Mr. Gregory Egli
Telephone:	646-855-2630
Facsimile:	212-293-8197
Email:	gregory.w.egli@bankofamerica.com

Payment Instructions:

ABA No.:	026009593
Account No.:	GL#-1366211723000
Attention:	Angela Kelly
Reference:	P/A Acadia Pelham Manor, LLC #01254436

BANK OF AMERICA, N.A., as Lender:

Commitment Amount:	$2,446,298.11
Pro Rata Share:	100%

Domestic and LIBOR Lending Office:

Bank of America, N.A.
One Bryant Park, 35th Floor
New York, New York 10036
Attention:	Mr. Gregory Egli
Telephone:	646-855-2630
Facsimile:	212-293-8197
Email:	gregory.w.egli@bankofamerica.com

Notices:

Bank of America, N.A.
One Bryant Park, 35th Floor
New York, New York 10036
Attention:	Mr. Gregory Egli
Telephone:	646-855-2630
Facsimile:	212-293-8197
Email:	gregory.w.egli@bankofamerica.com

Payment Instructions:

ABA No.:	026009593
Account No.:	GL#-1366211723000
Attention:	Angela Kelly
Reference:	P/A Acadia Pelham Manor, LLC #01254436

2

EXHIBIT “O”

SWAP CONTRACTS

                    1. Swap Documentation. Within the timeframes required by Lender and Swap Counterparty, Borrower shall deliver to Swap Counterparty the following documents and other items, executed and acknowledged as appropriate, all in form and substance satisfactory to Lender and Swap Counterparty: (a) Master Agreement in the form published by the International Swaps and Derivatives Association, Inc. and related schedule in the form agreed upon between Borrower (or its Affiliate) and Swap Counterparty; (b) a confirmation under the foregoing, if applicable; (c) a Guaranty; (d) if Borrower (or its Affiliate) is anything other than a natural person, evidence of due authorization to enter into transactions under the foregoing Swap Contract with Swap Counterparty, together with evidence of due authorization and execution of any Swap Contract; and such other title endorsements, documents, instruments and agreements as Lender and Swap Counterparty may require to evidence satisfaction of the conditions set forth in this Section, including a swap endorsement to Lender’s title policy in form and substance satisfactory to Lender.

                    2. Conveyance and Security Interest. To secure Borrower’s Obligations, Borrower hereby transfers, assigns and transfers to Lender, and grants to Lender a security interest in, all of Borrower’s right, title and interest, but not its obligations, duties or liabilities for any breach, in, under and to the Swap Contract, any and all amounts received by Borrower in connection therewith or to which Borrower is entitled thereunder, and all proceeds of the foregoing. All amounts payable to Borrower under the Swap Contract shall be paid to Lender and shall be applied to pay interest or other amounts under the Loan.

                    3. Intentionally Omitted.

                    4. Cross-Default. It shall be a Default under this Agreement if any default (beyond any applicable notice or cure periods) occurs as defined under any Swap Contract as to which Borrower (or its Affiliate) is the Defaulting Party, or if any Termination Event occurs under any Swap Contract as to which Borrower (or its Affiliate) is an Affected Party. As used in this Section, the terms “Defaulting Party”, “Termination Event” and “Affected Party” have the meanings ascribed to them in the Swap Contract.

                    5. Remedies; Cure Rights. In addition to any and all other remedies to which Lender and Swap Counterparty are entitled at law or in equity, Swap Counterparty shall have the right, to the extent so provided in any Swap Contract or any Master Agreement relating thereto, (a) to declare an event of default, termination event or other similar event thereunder and to designate an Early Termination Date as defined under the Master Agreement, and (b) to determine net termination amounts in accordance with the Swap Contract and to setoff amounts between Swap Contracts. Lender shall have the right at any time (but shall have no obligation) to take in its name or in the name of Borrower (or its Affiliate) such action as Lender may at any time determine to be necessary or advisable to cure any default under any Swap Contract or to protect the rights of Borrower (or its Affiliate) or Swap Counterparty thereunder; provided, however, that before the occurrence of a Default under this Agreement, Lender shall give prior

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written notice to Borrower before taking any such action. For this purpose, Borrower hereby constitutes Lender its true and lawful attorney-in-fact with full power of substitution, which power of attorney is coupled with an interest and irrevocable, to exercise, at the election of Lender, any and all rights and remedies of Borrower (or its Affiliate) under the Swap Contract, including making any payments thereunder and consummating any transactions contemplated thereby, and to take any action that Lender may deem proper in order to collect, assert or enforce any claim, right or title, in and to the Swap Contract hereby assigned and conveyed, and generally to take any and all such action in relation thereto as Lender shall deem advisable. Lender shall not incur any liability if any action so taken by Lender or on its behalf shall prove to be inadequate or invalid. Borrower expressly understands and agrees that Lender is not hereby assuming any duties or obligations of Borrower (or its Affiliate) to make payments to Swap Counterparty under any Swap Contract or under any other Loan Document. Such payment duties and obligations remain the responsibility of Borrower (or its Affiliate) notwithstanding any language in this Agreement.

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NOTE

$2,446,298.11	December 1, 2010

               FOR VALUE RECEIVED, P/A-ACADIA PELHAM MANOR LLC (“Borrower”, whether one or more) hereby promises to pay to the order of Bank of America, N.A. (“Lender”) under that certain Loan Agreement (defined below) among Borrower, Bank of America N.A., a national banking association and administrative agent (together with any and all of its successors and assigns, “Administrative Agent”) for the benefit of Lenders from time to time a party to that certain Loan Agreement (the “Loan Agreement”) dated of even date herewith, without offset, in immediately available funds in lawful money of the United States of America, at Administrative Agent’s Office as defined in the Loan Agreement, the principal sum of Two Million Four Hundred Forty-Six Thousand Two Hundred Ninety-Eight and 11/100 Dollars ($2,446,298.11) (or the unpaid balance of all principal advanced against this Note, if that amount is less), together with interest on the unpaid principal balance of this Note from day to day outstanding as hereinafter provided.

          1. Note; Interest; Payment Schedule and Maturity Date. This Note is one of the Notes referred to in Loan Agreement and is entitled to the benefits thereof. The entire principal balance of this Note then unpaid shall be due and payable at the times as set forth in the Loan Agreement. Accrued unpaid interest shall be due and payable at the times and at the interest rate as set forth in the Loan Agreement until all principal and accrued interest owing on this Note shall have been fully paid and satisfied. Any amount not paid when due and payable hereunder shall, to the extent permitted by applicable Law, bear interest and if applicable a late charge as set forth in the Loan Agreement.

          2. Security; Loan Documents. The security for this Note includes a Mortgage, Assignment of Leases and Rents and Security Agreement in the amount of $2,446,298.11 (which, as it may have been or may be amended, restated, modified or supplemented from time to time, is herein called the “Mortgage”) dated as of the date hereof from Borrower to Administrative Agent covering certain property in Pelham Manor, Westchester County, New York described therein (the “Property”). This Note, the Mortgage, the Loan Agreement and all other documents now or hereafter securing, guaranteeing or executed in connection with the loan evidenced by this Note (the “Loan”), are, as the same have been or may be amended, restated, modified or supplemented from time to time, herein sometimes called individually a “Loan Document” and together the “Loan Documents”.

          3. Defaults.

               (a) It shall be a default (“Default”) under this Note and each of the other Loan Documents if (i) any principal, interest or other amount of money due under this Note is not paid in full when due, regardless of how such amount may have become due; (ii) any covenant, agreement, condition, representation or warranty herein or in any other Loan Documents is not fully and timely performed, observed or kept; or (iii) there shall occur any default or event of default under the Mortgage or any other Loan Document. Upon the occurrence of a Default, Administrative Agent on behalf of Lenders shall have the rights to declare the unpaid principal balance and accrued but unpaid interest on this Note, and all other amounts due hereunder and under the other Loan Documents, at once due and payable (and upon such declaration, the same shall be at once due and payable), to foreclose any liens and security interests securing payment hereof and to exercise any of its other rights, powers and remedies under this Note, under any other Loan Document, or at Law or in equity.

               (b) All of the rights, remedies, powers and privileges (together, “Rights”) of Administrative Agent on behalf of Lenders provided for in this Note and in any other Loan Document are cumulative of each other and of any and all other Rights at Law or in equity. The resort to any Right shall not prevent the concurrent or subsequent employment of any other appropriate Right. No single or partial exercise of any Right shall exhaust it, or preclude any other or further exercise thereof, and every Right may be exercised at any time and from time to time. No failure by Administrative Agent or Lenders to exercise, nor delay in exercising any Right, including but not limited to the right to accelerate the maturity of this Note, shall be construed as a waiver of any Default or as a waiver of any Right. Without limiting the generality of the foregoing provisions, the acceptance by Lender from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the right of Administrative Agent or Lenders to accelerate the maturity of this Note or to exercise any other Right at the time or at any subsequent time, or nullify any prior exercise of any such Right, or (ii) constitute a waiver of the requirement of punctual payment and performance or a novation in any respect.

               (c) If any holder of this Note retains an attorney in connection with any Default or at maturity or to collect, enforce or defend this Note or any other Loan Document in any lawsuit or in any probate, reorganization, bankruptcy, arbitration or other proceeding, or if Borrower sues any holder in connection with this Note or any other Loan Document and does not prevail, then Borrower agrees to pay to each such holder, in addition to principal, interest and any other sums owing to Lenders hereunder and under the other Loan Documents, all costs and expenses incurred by such holder in trying to collect this Note or in any such suit or proceeding, including, without limitation, attorneys’ fees and expenses, investigation costs and all court costs, whether or not suit is filed hereon, whether before or after the Maturity Date, or whether in connection with bankruptcy, insolvency or appeal, or whether collection is made against Borrower or any guarantor or endorser or any other person primarily or secondarily liable hereunder.

          4. Heirs, Successors and Assigns. The terms of this Note and of the other Loan Documents shall bind and inure to the benefit of the heirs, devisees, representatives, successors and assigns of the parties. The foregoing sentence shall not be construed to permit Borrower to assign the Loan except as otherwise permitted under the Loan Documents. As further provided in the Loan Agreement, a Lender may, at any time, sell, transfer, or assign all or a portion of its interest in this Note, the Mortgage and the other Loan Documents, as set forth in the Loan Agreement.

          5. General Provisions. Time is of the essence with respect to Borrower’s obligations under this Note. If more than one person or entity executes this Note as Borrower, all of said parties shall be jointly and severally liable for payment of the indebtedness evidenced hereby.

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Borrower and all sureties, endorsers, guarantors and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby severally (a) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices (except any notices which are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (b) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (c) agree that neither Administrative Agent nor any Lender shall be required first to institute suit or exhaust its remedies hereon against Borrower or others liable or to become liable hereon or to perfect or enforce its rights against them or any security herefor; (d) consent to any extensions or postponements of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (e) submit (and waive all rights to object) to non-exclusive personal jurisdiction of any state or federal court sitting in the city and county, and venue in the city or county, in which payment is to be made as specified in the first paragraph of Page 1 of this Note, for the enforcement of any and all obligations under this Note and the Loan Documents; (f) waive the benefit of all homestead and similar exemptions as to this Note; (g) agree that their liability under this Note shall not be affected or impaired by any determination that any security interest or lien taken by Lender to secure this Note is invalid or unperfected; and (h) hereby subordinate any and all rights against Borrower and any of the security for the payment of this Note, whether by subrogation, agreement or otherwise, until this Note is paid in full. A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances. This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought. Captions and headings in this Note are for convenience only and shall be disregarded in construing it. THIS NOTE, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY NEW YORK LAW (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW.

          6. Notices. Any notice, request, or demand to or upon Borrower or Lender shall be deemed to have been properly given or made when delivered in accordance with the Loan Agreement.

          7. No Usury. It is expressly stipulated and agreed to be the intent of Borrower, Administrative Agent and all Lenders at all times to comply with applicable state Law or applicable United States federal Law (to the extent that it permits a Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state Law) and that this Section shall control every other covenant and agreement in this Note and the other Loan Documents. If applicable state or federal Law should at any time be judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Loan, or if Administrative Agent’s exercise of the option to accelerate the Maturity Date, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted

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by applicable Law, then it is Administrative Agent’s and each Lender’s express intent that all excess amounts theretofore collected by Administrative Agent or any Lender shall be credited on the principal balance of this Note and all other indebtedness and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable Law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lenders for the use, forbearance, or detention of the Loan shall, to the extent permitted by applicable Law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the maximum lawful rate from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

               THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of page intentionally left blank]

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               IN WITNESS WHEREOF, Borrower has duly executed this Note under seal as of the date first above written.

P/A-ACADIA PELHAM MANOR, LLC, a
Delaware limited liability company

By:	/s/ Robert Masters

Robert Masters
Senior Vice President

NOTE

$31,553,701.89	December 1, 2010

               FOR VALUE RECEIVED, P/A-ACADIA PELHAM MANOR LLC (“Borrower”, whether one or more) hereby promises to pay to the order of Bank of America, N.A. (“Lender”) under that certain Loan Agreement (defined below) among Borrower, Bank of America N.A., a national banking association and administrative agent (together with any and all of its successors and assigns, “Administrative Agent”) for the benefit of Lenders from time to time a party to that certain Transfer Loan Agreement (the “Loan Agreement”) dated of even date herewith, without offset, in immediately available funds in lawful money of the United States of America, at Administrative Agent’s Office as defined in the Loan Agreement, the principal sum of Thirty-One Million Five Hundred Fifty-Three Thousand Seven Hundred One and 89/100 Dollars ($31,553,701.89) (or the unpaid balance of all principal advanced against this Note, if that amount is less), together with interest on the unpaid principal balance of this Note from day to day outstanding as hereinafter provided.

          1. Note; Interest; Payment Schedule and Maturity Date. This Note is one of the Notes referred to in Loan Agreement and is entitled to the benefits thereof. The entire principal balance of this Note then unpaid shall be due and payable at the times as set forth in the Loan Agreement. Accrued unpaid interest shall be due and payable at the times and at the interest rate as set forth in the Loan Agreement until all principal and accrued interest owing on this Note shall have been fully paid and satisfied. Any amount not paid when due and payable hereunder shall, to the extent permitted by applicable Law, bear interest and if applicable a late charge as set forth in the Loan Agreement.

          2. Security; Loan Documents. The security for this Note includes a consolidated mortgage in the amount of $31,553,701.89 (which, as it may have been or may be amended, restated, modified or supplemented from time to time, is herein called the “Mortgage”) dated as of the date hereof from Borrower to Administrative Agent covering certain property in Pelham Manor, Westchester County, New York described therein (the “Property”). This Note, the Mortgage, the Loan Agreement and all other documents now or hereafter securing, guaranteeing or executed in connection with the loan evidenced by this Note (the “Loan”), are, as the same have been or may be amended, restated, modified or supplemented from time to time, herein sometimes called individually a “Loan Document” and together the “Loan Documents”.

          3. Defaults.

               (a) It shall be a default (“Default”) under this Note and each of the other Loan Documents if (i) any principal, interest or other amount of money due under this Note is not paid in full when due, regardless of how such amount may have become due; (ii) any covenant, agreement, condition, representation or warranty herein or in any other Loan Documents is not fully and timely performed, observed or kept; or (iii) there shall occur any default or event of default under the Mortgage or any other Loan Document. Upon the occurrence of a Default, Administrative Agent on behalf of Lenders shall have the rights to declare the unpaid principal balance and accrued but unpaid interest on this Note, and all other amounts due hereunder and under the other Loan Documents, at once due and payable (and upon such declaration, the same shall be at once due and payable), to foreclose any liens and security interests securing payment hereof and to exercise any of its other rights, powers and remedies under this Note, under any other Loan Document, or at Law or in equity.

               (b) All of the rights, remedies, powers and privileges (together, “Rights”) of Administrative Agent on behalf of Lenders provided for in this Note and in any other Loan Document are cumulative of each other and of any and all other Rights at Law or in equity. The resort to any Right shall not prevent the concurrent or subsequent employment of any other appropriate Right. No single or partial exercise of any Right shall exhaust it, or preclude any other or further exercise thereof, and every Right may be exercised at any time and from time to time. No failure by Administrative Agent or Lenders to exercise, nor delay in exercising any Right, including but not limited to the right to accelerate the maturity of this Note, shall be construed as a waiver of any Default or as a waiver of any Right. Without limiting the generality of the foregoing provisions, the acceptance by Lender from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the right of Administrative Agent or Lenders to accelerate the maturity of this Note or to exercise any other Right at the time or at any subsequent time, or nullify any prior exercise of any such Right, or (ii) constitute a waiver of the requirement of punctual payment and performance or a novation in any respect.

               (c) If any holder of this Note retains an attorney in connection with any Default or at maturity or to collect, enforce or defend this Note or any other Loan Document in any lawsuit or in any probate, reorganization, bankruptcy, arbitration or other proceeding, or if Borrower sues any holder in connection with this Note or any other Loan Document and does not prevail, then Borrower agrees to pay to each such holder, in addition to principal, interest and any other sums owing to Lenders hereunder and under the other Loan Documents, all costs and expenses incurred by such holder in trying to collect this Note or in any such suit or proceeding, including, without limitation, attorneys’ fees and expenses, investigation costs and all court costs, whether or not suit is filed hereon, whether before or after the Maturity Date, or whether in connection with bankruptcy, insolvency or appeal, or whether collection is made against Borrower or any guarantor or endorser or any other person primarily or secondarily liable hereunder.

          4. Heirs, Successors and Assigns. The terms of this Note and of the other Loan Documents shall bind and inure to the benefit of the heirs, devisees, representatives, successors and assigns of the parties. The foregoing sentence shall not be construed to permit Borrower to assign the Loan except as otherwise permitted under the Loan Documents. As further provided in the Loan Agreement, a Lender may, at any time, sell, transfer, or assign all or a portion of its interest in this Note, the Mortgage and the other Loan Documents, as set forth in the Loan Agreement.

          5. General Provisions. Time is of the essence with respect to Borrower’s obligations under this Note. If more than one person or entity executes this Note as Borrower, all of said parties shall be jointly and severally liable for payment of the indebtedness evidenced hereby. Borrower and all sureties, endorsers, guarantors and any other party now or hereafter liable for

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the payment of this Note in whole or in part, hereby severally (a) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices (except any notices which are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (b) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (c) agree that neither Administrative Agent nor any Lender shall be required first to institute suit or exhaust its remedies hereon against Borrower or others liable or to become liable hereon or to perfect or enforce its rights against them or any security herefor; (d) consent to any extensions or postponements of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (e) submit (and waive all rights to object) to non-exclusive personal jurisdiction of any state or federal court sitting in the city and county, and venue in the city or county, in which payment is to be made as specified in the first paragraph of Page 1 of this Note, for the enforcement of any and all obligations under this Note and the Loan Documents; (f) waive the benefit of all homestead and similar exemptions as to this Note; (g) agree that their liability under this Note shall not be affected or impaired by any determination that any security interest or lien taken by Lender to secure this Note is invalid or unperfected; and (h) hereby subordinate any and all rights against Borrower and any of the security for the payment of this Note, whether by subrogation, agreement or otherwise, until this Note is paid in full. A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances. This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought. Captions and headings in this Note are for convenience only and shall be disregarded in construing it. THIS NOTE, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY NEW YORK LAW (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW.

          6. Notices. Any notice, request, or demand to or upon Borrower or Lender shall be deemed to have been properly given or made when delivered in accordance with the Loan Agreement.

          7. No Usury. It is expressly stipulated and agreed to be the intent of Borrower, Administrative Agent and all Lenders at all times to comply with applicable state Law or applicable United States federal Law (to the extent that it permits a Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state Law) and that this Section shall control every other covenant and agreement in this Note and the other Loan Documents. If applicable state or federal Law should at any time be judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Loan, or if Administrative Agent’s exercise of the option to accelerate the Maturity Date, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable Law, then it is Administrative Agent’s and each Lender’s express intent that all

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excess amounts theretofore collected by Administrative Agent or any Lender shall be credited on the principal balance of this Note and all other indebtedness and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable Law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lenders for the use, forbearance, or detention of the Loan shall, to the extent permitted by applicable Law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the maximum lawful rate from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

               THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of page intentionally left blank]

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               IN WITNESS WHEREOF, Borrower has duly executed this Note under seal as of the date first above written.

P/A-ACADIA PELHAM MANOR, LLC, a
Delaware limited liability company

By:	/s/ Robert Masters

Robert Masters
Senior Vice President

NOTE CONSOLIDATION AND MODIFICATION AGREEMENT
(Transfer Loan)

               NOTE CONSOLIDATION AND MODIFICATION AGREEMENT made as of the 1st day of December, 2010 by and between BANK OF AMERICA, N.A., as Administrative Agent (“Administrative Agent”), pursuant to the Loan Agreement defined below, having an office at One Bryant Park, 35th Floor, New York, New York 10036 (“Lender”), and P/A-ACADIA PELHAM MANOR, LLC, a Delaware limited liability company having an address at c/o Acadia Realty Trust, 1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605 (“Mortgagor”).

               Administrative Agent, on behalf of Lenders (as defined below), is now the present owner and holder of certain note(s) (as the same may have been modified, collectively the “Notes”) secured by the mortgages more particularly described on Exhibit A hereto (collectively, the “Mortgages”). The Notes evidence an aggregate outstanding principal indebtedness of $31,553,701.89.

               Administrative Agent, on behalf of Lender, acquired the Notes pursuant to that certain Transfer Loan Agreement dated as of the date hereof (the “Loan Agreement”) by and between Administrative Agent, Borrower, Bank of America, N.A., as Lender (“BofA”; BofA, together with each other entity which may become a Lender pursuant to the Loan Agreement, collectively, “Lenders”).

               Administrative Agent, on behalf of Lenders, the holder of the Notes, and Borrower, the owner of the premises encumbered by the Mortgage, have agreed to consolidated, modify and restate the terms of the Note in the manner hereinafter set forth.

               NOW, THEREFORE, in consideration of mutual promises and agreements contained herein, the parties hereto covenant and agree as follows:

                    1. Borrower hereby acknowledges that on the date hereof the outstanding principal balance of the Notes is $31,553,701.89 (the “Indebtedness”).

                    2. All of the terms, covenants and conditions of the Notes are hereby consolidated, modified and restated in their entirety on the terms and conditions set forth in the Loan Agreement; and the Notes as consolidated, modified and restated in their entirety shall be evidenced by one or more replacement transfer loans note in the aggregate principal amount of $31,553,701.89, issued as a “Note” under the Loan Agreement (collectively, the “Replacement Note”).

                    3. Borrower acknowledges that it is indebted to Lender in accordance with the Replacement Note and assumes, covenants and agrees to pay the Indebtedness in accordance with the terms, covenants and conditions of the Loan Agreement and the Replacement Note.

                    4. Borrower warrants and represents that as of the date hereof there exist no counterclaims, offsets or defenses with respect to its obligations under the Replacement Note.

                    5. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their heirs, representatives, successors and assigns.

                    6. This Agreement and the rights and obligations of the parties hereto shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New York.

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                    7. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

[Remainder of page intentionally left blank]

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               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

BANK OF AMERICA, N.A.

By	/s/ Gregory Egli

Gregory Egli
Senior Vice President

P/A-ACADIA PELHAM MANOR, LLC, a Delaware limited liability company

By	/s/ Robert Masters

Robert Masters
Senior Vice President

EXHIBIT A

Mortgage Schedule

1.

Building Loan Fee and Leasehold Loan Mortgage, Assignment of Leases and Rents and Security Agreement in the amount of $23,026,906.60 made by Mortgagor to Mortgage Electronic Registration Systems, Inc. (“MERS”) as nominee of Bear Stearns Commercial Mortgage, Inc. (“Bear Stearns”) dated December 10, 2007 and recorded in the office of the County Clerk of Westchester County, New York (the “Office”) on January 23, 2008 as Control No. 480160019 (the “Original BL Mortgage”) upon which a mortgage recording tax of $299,359.70 was duly paid, which Original BL Mortgage was assigned by MERS as a nominee of U.S. Bank National Association, not individually but solely as trustee for the Maiden Lane Commercial Mortgage-Backed Securities Trust 2008-1, as successor to Bear Stearns, to Mortgagee by Assignment of Building Loan Fee and Leasehold Mortgage and Security Agreement dated December 1, 2010 and to be recorded in the Office immediately prior hereto. Outstanding principal amount: $20,022,204.11

2.

Project Loan Mortgage, Assignment of Leases and Rents and Security Agreement in the amount of $12,637,093.40 made by Mortgagor to MERS as nominee of Bear Stearns dated December 10, 2007 and recorded in the Office on January 23, 2008 as Control No. 480160029 (the “Original PL Mortgage”) upon which a mortgage recording tax of $164,282.30 was duly paid, which Original PL Mortgage was assigned by MERS as a nominee of U.S. Bank National Association, not individually but solely as trustee for the Maiden Lane Commercial Mortgage-Backed Securities Trust 2008-1, as successor to Bear Stearns, to Mortgagee by Assignment of Project Loan Fee and Leasehold Mortgage and Security Agreement dated December 1, 2010 and to be recorded in the Office immediately prior hereto. Outstanding principal amount: $11,531,497.78

LOCATION:	2 Penn Place
VILLAGE:	Pelham Manor
TOWN:	Pelham
COUNTY:	Westchester
SECTION:	166.26
BLOCK:	1
LOTS:	8.1, 8.2 and 8.3

Date: As of December 1, 2010

FEE AND LEASEHOLD MORTGAGE,
ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT
(“this Mortgage”)

FROM

P/A-ACADIA PELHAM MANOR, LLC,
a limited liability company organized and existing under the laws of Delaware
(“Mortgagor”)

Address and Chief
Executive Office of Mortgagor:	c/o Acadia Realty Trust
1311 Mamaroneck Avenue, Suite 260
White Plains, New York 10605

TO

BANK OF AMERICA, N.A.,
a national banking association,
as Administrative Agent
(“Mortgagee”)

Address of Mortgagee:	One Bryant Park, 35th Floor
New York, New York 10036

Mortgage Amount: $2,446,298.11

This instrument prepared by, and after recording please return to:
Schiff Hardin LLP
900 Third Avenue, 23rd Floor
New York, New York 10022
Attention: Paul G. Mackey, Esq.

THE AMOUNT OF THIS MORTGAGE IS $2,446,298.11.

FEE AND LEASEHOLD MORTGAGE,
ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT

          THIS FEE AND LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (this “Mortgage”) is made as of the 1st day of December, 2010, by P/A-ACADIA PELHAM MANOR, LLC, a Delaware limited liability company, (“Mortgagor”), in favor of and for the benefit of BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for itself and other lenders pursuant to the Loan Agreement defined below (together with its successors and assigns, “Mortgagee”).

ARTICLE 1

Definitions; Granting Clauses; Secured Indebtedness

          Section 1.1. Principal Secured. This Mortgage secures the aggregate principal amount of up to $2,446,298.11 plus such additional amounts as Mortgagee may from time to time advance subsequent to a default by Mortgagor pursuant to the terms and conditions of this Mortgage, with respect to an obligation secured by a lien or encumbrance prior to the lien of this Mortgage or for the protection of the lien of this Mortgage, together with interest thereon. In the event that all or any part of the Premises is located in the State of New York, then, notwithstanding the language in the Granting Clause and Section 2.2 or anything else contained herein to the contrary, the maximum amount secured hereby at execution or which under any contingency may become secured hereby at any time hereafter is the Mortgage Amount and all interest, additional interest and late payment and prepayment charges in respect thereof, plus all amounts expended by Mortgagee following a default hereunder in respect of insurance premiums and real estate taxes, and all legal costs or expenses of collection of the debt secured hereby or of the defense or prosecution of the rights and lien created hereby.

          Section 1.2. Definitions.

               (a) In addition to other terms defined herein, each of the following terms shall have the meaning assigned to it, such definitions to be applicable equally to the singular and the plural forms of such terms and to all genders:

               “Additional Interest”: Additional Interest as defined in the Loan Agreement.

               “Fee Parcel” means the portion of the Land identified on Exhibit A as Parcel 1.

               “Ground Lease” means that certain Ground Lease dated October 1, 2004 between Ground Lessor, as landlord, and Ground Lessor, as tenant, as to which a Memorandum of Ground Lease dated October 1, 2004 between Ground Lessor and Borrower was recorded in the office of the Clerk of the County of Westchester on February 23, 2004 in Control No. 443010050, as

modified by letter agreement dated January 30, 2006 between Ground Lessor and Borrower, as modified by First Amendment to Ground Lease dated June 28, 2006 between Ground Lessor and Borrower, as modified by letter agreement dated November 28, 2006 between Ground Lessor and Borrower and as modified by Second Amendment to Ground Lease dated December 6, 2007 between Ground Lessor and Borrower.

               “Ground Lease Parcels” means the portion of the Land identified on Exhibit A as Parcels 2 and 3.

               “Ground Lessor” means, collectively, Rusciano & Son Corp. and Secor Lane Corp. and their successors and assigns as owners of the fee interest in the Land.

               “Loan Agreement”: Loan Agreement dated of even date herewith between Mortgagor and Mortgagee, as it may be from time to time amended, restated, modified, extended or supplemented.

               “Mortgagor”: P/A-Acadia Pelham Manor, LLC, a Delaware limited liability company, whose address is c/o Acadia Realty Trust, 1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605, and its permitted successors and assigns.

               “Promissory Note”: Collectively, the Notes, as defined in the Loan Agreement.

               Capitalized terms used herein which are not otherwise defined but which are defined in the Loan Agreement shall have the meaning ascribed to them in the Loan Agreement.

          Section 1.3. Granting Clause. In consideration of the provisions of this Mortgage and of the sum of $10.00 cash in hand paid and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by Mortgagor, Mortgagor does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN, MORTGAGE, HYPOTHECATE, PLEDGE, DEPOSIT and SET OVER to Mortgagee, with all estate, right, title and interest of Mortgagor in and to the Property (as hereinafter defined), whether now owned or held or hereafter acquired by Mortgagor, to have and hold the Property unto Mortgagee, its successors and assigns forever; and to hold the Property unto Mortgagee in fee simple forever (except as to Mortgagor’s interest in the Ground Lease Parcels pursuant to the Ground Lease, as to which such interest is a valid leasehold interest); provided that Mortgagor may retain possession of the Property until the occurrence of an Event of Default; (a) the real property described in Exhibit A which is attached hereto and incorporated herein by reference (the “Land”) together with: (i) any and all buildings, structures, improvements, alterations or appurtenances now or hereafter situated or to be situated on the Land (collectively, the “Improvements”); and (ii) all right, title and interest of Mortgagor, now owned or hereafter acquired, in and to (1) all streets, roads, alleys, easements, rights-of-way, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining to the Land or the Improvements; (2) any strips or gores between the Land and abutting or adjacent properties; (3) all options to purchase or lease the Land or the Improvements or any portion thereof or interest therein, and any greater estate in the Land or the Improvements; and (4) all water and water rights, timber, crops and mineral interests on or pertaining to the Land (the Land, Improvements and other rights, titles and interests referred to in this clause (a) being

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herein sometimes collectively called the “Premises”); (b) all fixtures, equipment, systems, machinery, furniture, furnishings, appliances, inventory, goods, building and construction materials, supplies, and articles of personal property, of every kind and character, tangible and intangible (including software embedded therein), now owned or hereafter acquired by Mortgagor, which are now or hereafter attached to or situated in, on or about the Land or the Improvements, or used in or necessary to the complete and proper planning, development, use, occupancy or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use or installation in or on the Land or the Improvements, and all renewals and replacements of, substitutions for and additions to the foregoing (the properties referred to in this clause (b) being herein sometimes collectively called the “Accessories,” all of which are hereby declared to be permanent accessions to the Land); (c) all (i) plans and specifications for the Improvements; (ii) Mortgagor’s rights, but not liability for any breach by Mortgagor, under all commitments (including any commitments for financing to pay any of the Secured Indebtedness, as defined below), insurance policies (or additional or supplemental coverage related thereto, including from an insurance provider meeting the requirements of the Loan Documents or from or through any state or federal government sponsored program or entity), Swap Transactions (as hereinafter defined), contracts and agreements for the design, construction, operation or inspection of the Improvements and other contracts and general intangibles (including but not limited to payment intangibles, trademarks, trade names, goodwill, software and symbols) related to the Premises or the Accessories or the operation thereof; (iii) deposits and deposit accounts arising from or related to any transactions related to the Premises or the Accessories (including but not limited to Mortgagor’s rights in tenants’ security deposits, deposits with respect to utility services to the Premises, and any deposits, deposit accounts or reserves hereunder or under any other Loan Documents (hereinafter defined) for taxes, insurance or otherwise), rebates or refunds of impact fees or other taxes, assessments or charges, money, accounts (including deposit accounts), instruments, documents, promissory notes and chattel paper (whether tangible or electronic) arising from or by virtue of any transactions related to the Premises or the Accessories, and any account or deposit account from which Mortgagor may from time to time authorize Mortgagee to debit and/or credit payments due with respect to the Loan or any Swap Transaction, all rights to the payment of money from Mortgagee under any Swap Transaction, and all accounts, deposit accounts and general intangibles, including payment intangibles, described in any Swap Transaction; (iv) permits, licenses, franchises, certificates, development rights, commitments and rights for utilities, and other rights and privileges obtained in connection with the Premises or the Accessories; (v) leases, rents, royalties, bonuses, issues, profits, revenues and other benefits of the Premises and the Accessories (without derogation of Article 3 hereof); (vi) as-extracted collateral produced from or allocated to the Land including, without limitation, oil, gas and other hydrocarbons and other minerals and all products processed or obtained therefrom, and the proceeds thereof; and (vii) engineering, accounting, title, legal, and other technical or business data concerning the Property which are in the possession of Mortgagor or in which Mortgagor can otherwise grant a security interest; and (d) all (i) accounts and proceeds (cash or non-cash and including payment intangibles) of or arising from the properties, rights, titles and interests referred to above in this Section 1.3, including but not limited to proceeds of any sale, lease or other disposition thereof, proceeds of each policy of insurance (or additional or supplemental coverage related thereto, including from an insurance provider meeting the requirements of the Loan Documents or from or through any state or federal government sponsored program or entity) relating thereto (including premium refunds), proceeds of the taking thereof or of any

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rights appurtenant thereto, including change of grade of streets, curb cuts or other rights of access, by condemnation, eminent domain or transfer in lieu thereof for public or quasi-public use under any law, and proceeds arising out of any damage thereto; (ii) all letter-of-credit rights (whether or not the letter of credit is evidenced by a writing) Mortgagor now has or hereafter acquires relating to the properties, rights, titles and interests referred to in this Section 1.3; (iii) all commercial tort claims Mortgagor now has or hereafter acquires relating to the properties, rights, titles and interests referred to in this Section 1.3; and (iv) other interests of every kind and character which Mortgagor now has or hereafter acquires in, to or for the benefit of the properties, rights, titles and interests referred to above in this Section 1.3 and all property used or useful in connection therewith, including but not limited to rights of ingress and egress and remainders, reversions and reversionary rights or interests; and if the estate of Mortgagor in any of the property referred to above in this Section 1.3 is a leasehold estate, this conveyance shall include, and the lien and security interest created hereby shall encumber and extend to, all other or additional title, estates, interests or rights which are now owned or may hereafter be acquired by Mortgagor in or to the property demised under the lease creating the leasehold estate; TO HAVE AND TO HOLD the foregoing rights, interests and properties, and all rights, estates, powers and privileges appurtenant thereto (herein collectively called the “Property”), unto Mortgagee, its successors and assigns, in trust, in fee simple forever, subject to the terms, provisions and conditions herein set forth, to secure the obligations of Mortgagor under the Note and Loan Documents (as hereinafter defined) and all other indebtedness and matters defined as “Secured Indebtedness” in Section 1.5 of this Mortgage; PROVIDED, HOWEVER, that if Mortgagor shall promptly pay or cause to be paid to Mortgagee (as hereinafter defined) the principal sum, including all additional advances and all other sums payable by Mortgagor to Mortgagee under the terms of the Loan Documents and shall perform or cause to be performed all the other terms, conditions, agreements and provisions contained in the Loan Documents, all without fraud or delay or deduction or abatement of anything or for any reason, then this Mortgage and the estate hereby granted shall cease, terminate and become void.

          Section 1.4. Security Interest. Mortgagor hereby grants to Mortgagee a security interest in all of the Property which constitutes personal property or fixtures, all proceeds and products thereof, and all supporting obligations ancillary to or arising in any way in connection therewith (herein sometimes collectively called the “Collateral”) to secure the obligations of Mortgagor under the Note and Loan Documents and all other indebtedness and matters defined as Secured Indebtedness in Section 1.5 of this Mortgage. In addition to its rights hereunder or otherwise, Mortgagee shall have all of the rights of a secured party under the New York Uniform Commercial Code, as in effect from time to time, or under the Uniform Commercial Code in force, from time to time, in any other state to the extent the same is applicable law.

          Section 1.5. Secured Indebtedness, Note, Loan Documents, Other Obligations. This Mortgage is made to secure and enforce the payment and performance of the following promissory notes, obligations, indebtedness, duties and liabilities and all renewals, extensions, supplements, increases, and modifications thereof in whole or in part from time to time (collectively the “Secured Indebtedness”): (a) the Promissory Note and all other promissory notes given in substitution therefor or in modification, supplement, increase, renewal or extension thereof, in whole or

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in part (such promissory note or promissory notes, whether one or more, as from time to time renewed, extended, supplemented, increased or modified and all other notes given in substitution therefor, or in modification, renewal or extension thereof, in whole or in part, being hereinafter called the “Note”, and Mortgagee, or the subsequent Mortgagee at the time in question of the Note or any of the Secured Indebtedness, as hereinafter defined, such Mortgagee continuing to be defined herein as “Mortgagee”); and (b) all interest, Additional Interest, indebtedness, liabilities, duties, covenants, promises and other obligations whether joint or several, direct or indirect, fixed or contingent, liquidated or unliquidated, and the cost of collection of all such amounts, owed by Mortgagor to Mortgagee now or hereafter incurred or arising pursuant to or permitted by the provisions of the Note, this Mortgage, the Loan Agreement or any other document now or hereafter evidencing, governing, guaranteeing, securing or otherwise executed in connection with the loan evidenced by the Note, including but not limited to any loan or credit agreement, letter of credit or reimbursement agreement, tri-party financing agreement, Master Agreement relating to any Swap Transactions or other agreement between Mortgagor and Mortgagee, or among Mortgagor, Mortgagee and any other party or parties, pertaining to the repayment or use of the proceeds of the loan evidenced by the Note (the Note, the Mortgage, the Loan Agreement, any Master Agreement relating to any Swap Transactions and any such documents as they or any of them may have been or may be from time to time renewed, extended, supplemented, increased or modified, being herein sometimes collectively called the “Loan Documents”). “Swap Transaction” means any agreement, whether or not in writing, relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swap option currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any form of master agreement (the “Master Agreement”) published by the International Swaps and Derivatives Association, Inc., or any other master agreement, entered into between Mortgagee (or its affiliates) and Mortgagor (or its affiliates), together with any related schedules, as amended, supplemented, superseded or replaced from time to time, relating to or governing any or all of the foregoing.

ARTICLE 2

Representations, Warranties and Covenants

          Section 2.1. Mortgagor represents, warrants, and covenants as follows:

               (a) Payment and Performance. Mortgagor will make due and punctual payment of the Secured Indebtedness. Mortgagor will timely and properly perform and comply with all of the covenants, agreements, and conditions imposed upon it by this Mortgage and the other Loan Documents and will not permit a default to occur hereunder or thereunder. Time shall be of the essence in this Mortgage.

               (b) Title and Permitted Encumbrances. Mortgagor has, in Mortgagor’s own right, and Mortgagor covenants to maintain, lawful, good and marketable title to the Property, is lawfully seized and possessed of the Property and every part thereof, and has the right to convey the same, free and clear of all liens, charges, claims, security interests, and encumbrances except for (i) the matters, if any, set forth under the heading “Permitted Encumbrances” in Exhibit B hereto,

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which are Permitted Encumbrances only to the extent the same are valid and subsisting and affect the Property, (ii) the liens and security interests evidenced by this Mortgage, (iii) statutory liens for real estate taxes and assessments on the Property which are not yet delinquent, and (iv) other liens and security interests (if any) in favor of Mortgagee (the matters described in the foregoing clauses (i), (ii), (iii) and (iv) being herein called the “Permitted Encumbrances”). Mortgagor owns and holds the Fee Parcel in fee simple absolute. Mortgagor is the owner of a valid and subsisting interest as tenant under the Ground Lease, that the Ground Lease is in full force and effect, there are no defaults thereunder and no event has occurred or is occurring which after notice or passage of time or both will result in such a default, that the Ground Lease is subject to no lien, charge or encumbrance of any kind and is prior to all liens, charges and encumbrances whatsoever on the fee interest of the lessor thereunder except such as are listed as exceptions to title in the title policy insuring the lien hereof. Mortgagor, and Mortgagor’s successors and assigns, will warrant generally and forever defend title to the Property, subject as aforesaid, to Mortgagee and his successors or substitutes and assigns, against the claims and demands of all persons claiming or to claim the same or any part thereof. Mortgagor will preserve the leasehold estate created in it by the Ground Lease, and will forever warrant and defend the same to Mortgagee and will forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and parties whomsoever. Mortgagor will perform or cause to be performed all of the covenants and conditions required to be performed by it under the Ground Lease, will do all things necessary to preserve unimpaired its rights thereunder, and will not enter into any agreement modifying or amending the Ground Lease or releasing the lessor thereunder from any obligations imposed upon it thereby. If Mortgagor receives a notice of default under the Ground Lease, it shall immediately cause a copy of such notice to be sent by registered United States mail to Mortgagee. Mortgagor will punctually pay, perform, observe and keep all covenants, obligations and conditions in or pursuant to any Permitted Encumbrance and will not modify or permit modification of any Permitted Encumbrance without the prior written consent of Mortgagee. Inclusion of any matter as a Permitted Encumbrance does not constitute approval or waiver by Mortgagee of any existing or future violation or other breach thereof by Mortgagor, by the Property or otherwise. No part of the Property constitutes all or any part of the principal residence of Mortgagor if Mortgagor is an individual. If any right or interest of Mortgagee in the Property or any part thereof shall be endangered or questioned or shall be attacked directly or indirectly, Mortgagee and Mortgagee, or either of them (whether or not named as parties to legal proceedings with respect thereto), are hereby authorized and empowered to take such steps as in their discretion may be proper for the defense of any such legal proceedings or the protection of such right or interest of Mortgagee, including but not limited to the employment of independent counsel, the prosecution or defense of litigation, and the compromise or discharge of adverse claims. All expenditures so made of every kind and character shall be a demand obligation (which obligation Mortgagor hereby promises to pay) owing by Mortgagor to Mortgagee or Mortgagee (as the case may be), and the party (Mortgagee or Mortgagee, as the case may be) making such expenditures shall be subrogated to all rights of the person receiving such payment.

               (c) Taxes and Other Impositions/Condominium Charges. Mortgagor will pay, or cause to be paid, all taxes, assessments and other charges or levies imposed upon or against or with respect to the Property or the ownership, use, occupancy or enjoyment of any portion thereof, or any utility service thereto, as the same become due and payable, including but not limited to all real estate taxes assessed against the Property or any part thereof, and shall deliver

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promptly to Mortgagee such evidence of the payment thereof as Mortgagee may require. Any lien for Condominium Assessments, whenever accruing, shall, pursuant to the Declaration, be subordinate to the lien of this Mortgage.

               (d) Insurance. Mortgagor shall obtain and maintain at Mortgagor’s sole expense: (1) mortgagee title insurance issued to Mortgagee covering the Premises as required by Mortgagee, without exception for mechanics’ liens; (2) property insurance with respect to all insurable Property, against loss or damage by fire, lightning, windstorm, explosion, hail, tornado and such additional hazards as are presently included in “Special Form” (also known as “all-risk”) coverage and against any and all acts of terrorism and such other insurable hazards as Mortgagee may require, in an amount not less than 100% of the full replacement cost, including the cost of debris removal, without deduction for depreciation and sufficient to prevent Mortgagor and Mortgagee from becoming a coinsurer, such insurance to be in “builder’s risk” completed value (non-reporting) form during and with respect to any construction (other than construction of customary tenant improvements in existing buildings) on the Premises; (3) if and to the extent any portion of the Improvements is, under the Flood Disaster Protection Act of 1973 (“FDPA”), as it may be amended from time to time, in a Special Flood Hazard Area, within a Flood Zone designated A or V in a participating community, a flood insurance policy in an amount required by Mortgagee, but in no event less than the amount sufficient to meet the requirements of applicable law and the FDPA, as such requirements may from time to time be in effect; (4) general liability insurance, on an “occurrence” basis, against claims for “personal injury” liability, including bodily injury, death or property damage liability, for the benefit of Mortgagor as named insured and Mortgagee as additional insured; (5) statutory workers’ compensation insurance with respect to any work on or about the Premises (including employer’s liability insurance, if required by Mortgagee), covering all employees of Mortgagor and any contractor; (6) if there is a general contractor, during and with respect to any construction (other than construction of customary tenant improvements in existing buildings) on the Premises, commercial general liability insurance, including products and completed operations coverage, and in other respects similar to that described in clause (4) above, for the benefit of the general contractor as named insured and Mortgagor and Mortgagee as additional insureds, in addition to statutory workers’ compensation insurance with respect to any work on or about the Premises (including employer’s liability insurance, if required by Mortgagee), covering all employees of the general contractor any contractor; and (7) such other insurance on the Property and endorsements as may from time to time be required by Mortgagee (including but not limited to soft cost coverage, automobile liability insurance, business interruption insurance or delayed rental insurance, boiler and machinery insurance, earthquake insurance, wind insurance, sinkhole coverage, and/or permit to occupy endorsement) and against other insurable hazards or casualties which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the height, type, construction, location, use and occupancy of buildings and improvements. All insurance policies shall be issued and maintained by insurers, in amounts, with deductibles, limits and retentions, and in forms satisfactory to Mortgagee, and shall require not less than ten (10) days’ prior written notice to Mortgagee of any cancellation for nonpayment of premiums, and not less than thirty (30) days’ prior written notice to Mortgagee of any other cancellation or any change of coverage. All insurance companies must be licensed to do business in the state in which the Property is located and must have an A.M. Best Company financial and performance ratings of A-:IX or better. All insurance policies maintained, or caused to be maintained, by Mortgagor with respect to the Property, except for general liability

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insurance, shall provide that each such policy shall be primary without right of contribution from any other insurance that may be carried by Mortgagor or Mortgagee and that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured. If any insurer which has issued a policy of title, hazard, liability or other insurance required pursuant to this Mortgage or any other Loan Document becomes insolvent or the subject of any petition, case, proceeding or other action pursuant to any Debtor Relief Law, or if in Mortgagee’s reasonable opinion the financial responsibility of such insurer is or becomes inadequate, Mortgagor shall, in each instance promptly upon its discovery thereof or upon the request of Mortgagee therefor, and at Mortgagor’s expense, promptly obtain and deliver to Mortgagee a like policy (or, if and to the extent permitted by Mortgagee, acceptable evidence of insurance) issued by another insurer, which insurer and policy meet the requirements of this Mortgage or such other Loan Document, as the case may be. Without limiting the discretion of Mortgagee with respect to required endorsements to insurance policies, all such policies for loss of or damage to the Property shall contain a standard mortgagee clause (without contribution) naming Mortgagee as mortgagee with loss proceeds payable to Mortgagee notwithstanding (i) any act, failure to act or negligence of or violation of any warranty, declaration or condition contained in any such policy by any named or additional insured; (ii) the occupation or use of the Property for purposes more hazardous than permitted by the terms of any such policy; (iii) any foreclosure or other action by Mortgagee under the Loan Documents; or (iv) any change in title to or ownership of the Property or any portion thereof, such proceeds to be held for application as provided in the Loan Documents. The originals of each initial insurance policy (or to the extent permitted by Mortgagee, a copy of the original policy and such evidence of insurance acceptable to Mortgagee) shall be delivered to Mortgagee at the time of execution of this Mortgage, with all premiums fully paid current, and each renewal or substitute policy (or evidence of insurance) shall be delivered to Mortgagee, with all premiums fully paid current, at least ten (10) days before the termination of the policy it renews or replaces. Mortgagor shall pay all premiums on policies required hereunder as they become due and payable and promptly deliver to Mortgagee evidence satisfactory to Mortgagee of the timely payment thereof. If any loss occurs at any time when Mortgagor has failed to perform Mortgagor’s covenants and agreements in this paragraph with respect to any insurance payable because of loss sustained to any part of the Property whether or not such insurance is required by Mortgagee, Mortgagee shall nevertheless be entitled to the benefit of all insurance covering the loss and held by or for Mortgagor, to the same extent as if it had been made payable to Mortgagee. Upon any foreclosure hereof or transfer of title to the Property in extinguishment of the whole or any part of the Secured Indebtedness, all of Mortgagor’s right, title and interest in and to the insurance policies referred to in this Section (including unearned premiums) and all proceeds payable thereunder shall thereupon vest in the purchaser at foreclosure or other such transferee, to the extent permissible under such policies. Mortgagee shall have the right (but not the obligation) to make proof of loss for, settle and adjust any claim under, and receive the proceeds of, all insurance for loss of or damage to the Property where the loss is estimated by Mortgagee to be $1,000,000 or more, regardless of whether or not such insurance policies are required by Mortgagee, and the expenses incurred by Mortgagee in the adjustment and collection of insurance proceeds shall be a part of the Secured Indebtedness and shall be due and payable to Mortgagee on demand. Mortgagee shall not be, under any circumstances, liable or responsible for failure to collect or exercise diligence in the collection of any of such proceeds or for the obtaining, maintaining or adequacy of any insurance or for failure to see to the proper application

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of any amount paid over to Mortgagor. Any such proceeds received by Mortgagee shall, after deduction therefrom of all reasonable expenses actually incurred by Mortgagee, including attorneys’ fees, at Mortgagee’s option be (1) released to Mortgagor, or (2) applied (upon compliance with such terms and conditions as may be required by Mortgagee) to repair or restoration, either partly or entirely, of the Property so damaged, or (3) applied to the payment of the Secured Indebtedness in such order and manner as Mortgagee, in its sole discretion, may elect, whether or not due. In any event, the unpaid portion of the Secured Indebtedness shall remain in full force and effect and the payment thereof shall not be excused. Mortgagor shall at all times comply with the requirements of the insurance policies required hereunder and of the issuers of such policies and of any board of fire underwriters or similar body as applicable to or affecting the Property.

               (e) Application of Insurance Proceeds. Notwithstanding anything to the contrary set forth in the preceding Section 2.1(d), if the Property is damaged or destroyed and Mortgagee determines that all of the conditions specified hereinafter in this Section have been satisfied, then Mortgagee shall apply the proceeds of insurance (i) first to reimbursing itself for all costs incurred by it in the collection of such proceeds and (ii) second to reimbursing Mortgagor for such actual costs as shall have been incurred by Mortgagor in restoring the Property and shall be approved by Mortgagee. Insurance proceeds shall be applied to such restoration solely if (A) Mortgagee determines that: (i) the Property is capable of being suitably restored in accordance with applicable Legal Requirements to the value, condition, character and general utility existing prior to such damage or destruction, and, in any event, to a Loan to Value Ratio of not greater than 70%, provided that this clause (i) shall not apply to insurance proceeds relating to a casualty for which the gross insurance proceeds do not exceed $1,000,000; (ii) sufficient funds are unconditionally available (from proceeds of insurance and/or from funds of Mortgagor) to enable Mortgagor promptly to commence, and thereafter diligently to prosecute to completion, such restoration, provided that this clause (ii) shall not apply to insurance proceeds relating to a casualty for which the gross insurance proceeds do not exceed $1,000,000; (iii) Mortgagor is not in default or in breach of any obligations under any Loan Document, no uncured Default exists under any Loan Document and no facts or circumstances exist that would constitute a Default with the passage of time or the giving of notice or both; and (iv) neither the validity, enforceability nor priority of the lien of this Mortgage shall be adversely affected; (B) Mortgagor has entered into a written agreement, satisfactory in form and substance to Mortgagee, containing such conditions to disbursements as are employed at the time by Mortgagee for construction loans; (C) Mortgagor has delivered to Mortgagee such security as Mortgagee might have reasonably required to assure completion of restoration in accordance with the standards specified above; and (D) Mortgagor has complied with such further reasonable requirements as Mortgagee might have specified.

               (f) Reserve for Insurance, Taxes and Assessments. Upon request of Mortgagee, to secure the payment and performance of the Secured Indebtedness, but not in lieu of such payment and performance, Mortgagor will deposit with Mortgagee a sum equal to real estate taxes, assessments and charges (which charges for the purposes of this paragraph shall include without limitation any recurring charge which could result in a lien against the Property) against the Property for the current year and the premiums for such policies of insurance for the current year, all as estimated by Mortgagee and prorated to the end of the calendar month following the month during which Mortgagee’s request is made, and thereafter will deposit with Mortgagee, on

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each date when an installment of principal and/or interest is due on the Note, sufficient funds (as estimated from time to time by Mortgagee) to permit Mortgagee to pay at least fifteen (15) days prior to the due date thereof, the next maturing real estate taxes, assessments and charges and premiums for such policies of insurance. Mortgagee shall have the right to rely upon tax information furnished by applicable taxing authorities in the payment of such taxes or assessments and shall have no obligation to make any protest of any such taxes or assessments. Any excess over the amounts required for such purposes shall be held by Mortgagee for future use, applied to any Secured Indebtedness or refunded to Mortgagor, at Mortgagee’s option, and any deficiency in such funds so deposited shall be made up by Mortgagor upon demand of Mortgagee. All such funds so deposited shall bear no interest, may be commingled with the general funds of Mortgagee and shall be applied by Mortgagee toward the payment of such taxes, assessments, charges and premiums when statements therefor are presented to Mortgagee by Mortgagor (which statements shall be presented by Mortgagor to Mortgagee a reasonable time before the applicable amount is due); provided, however, that, if a Default shall have occurred hereunder, such funds may at Mortgagee’s option be applied to the payment of the Secured Indebtedness in the order determined by Mortgagee in its sole discretion, and that Mortgagee may (but shall have no obligation) at any time, in its discretion, apply all or any part of such funds toward the payment of any such taxes, assessments, charges or premiums which are past due, together with any penalties or late charges with respect thereto. The conveyance or transfer of Mortgagor’s interest in the Property for any reason (including without limitation the foreclosure of a subordinate lien or security interest or a transfer by operation of law) shall constitute an assignment or transfer of Mortgagor’s interest in and rights to such funds held by Mortgagee under this paragraph but subject to the rights of Mortgagee hereunder.

               (g) Condemnation. Mortgagor shall notify Mortgagee immediately of any threatened or pending proceeding for condemnation affecting the Property or arising out of damage to the Property, and Mortgagor shall, at Mortgagor’s expense, diligently prosecute any such proceedings. Mortgagee shall have the right (but not the obligation) to participate in any such proceeding and to be represented by counsel of its own choice. Mortgagee shall be entitled to receive all sums which may be awarded or become payable to Mortgagor for the condemnation of the Property, or any part thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Mortgagor for injury or damage to the Property. Mortgagor shall, promptly upon request of Mortgagee, execute such additional assignments and other documents as may be necessary from time to time to permit such participation and to enable Mortgagee to collect and receipt for any such sums. All such sums are hereby assigned to Mortgagee, and shall, after deduction therefrom of all reasonable expenses actually incurred by Mortgagee, including attorneys’ fees, at Mortgagee’s option be (1) released to Mortgagor, or (2) applied (upon compliance with such terms and conditions as may be required by Mortgagee) to repair or restoration of the Property so affected, or (3) applied to the payment of the Secured Indebtedness in such order and manner as Mortgagee, in its sole discretion, may elect, whether or not due. In any event the unpaid portion of the Secured Indebtedness shall remain in full force and effect and the payment thereof shall not be excused. Mortgagee shall not be, under any circumstances, liable or responsible for failure to collect or to exercise diligence in the collection of any such sum or for failure to see to the proper application of any amount paid over to Mortgagor. Mortgagee is hereby authorized, in the name of Mortgagor, to execute and deliver valid acquittances for, and to appeal from, any such award, judgment or decree. All costs and expenses (including but not limited to attorneys’ fees) incurred

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by Mortgagee in connection with any condemnation shall be a demand obligation owing by Mortgagor (which Mortgagor hereby promises to pay) to Mortgagee pursuant to this Mortgage.

               (h) Compliance with Legal Requirements. The Property and the use, operation and maintenance thereof and all activities thereon do and shall at all times comply with all applicable Legal Requirements (hereinafter defined). The Property is not, and shall not be, dependent on any other property or premises or any interest therein other than the Property to fulfill any requirement of any Legal Requirement. Mortgagor shall not, by act or omission, permit any building or other improvement not subject to the lien of this Mortgage to rely on the Property or any interest therein to fulfill any requirement of any Legal Requirement. No improvement upon or use of any part of the Property constitutes a nonconforming use under any zoning law or similar law or ordinance. Mortgagor has obtained and shall preserve in force all requisite zoning, utility, building, health, environmental and operating permits from the governmental authorities having jurisdiction over the Property.

          If Mortgagor receives a notice or claim from any person that the Property, or any use, activity, operation or maintenance thereof or thereon, is not in compliance with any Legal Requirement, Mortgagor will promptly furnish a copy of such notice or claim to Mortgagee. Mortgagor has received no notice and has no knowledge of any such noncompliance. As used in this Mortgage: (i) the term “Legal Requirement” means any Law (hereinafter defined), agreement, covenant, restriction, easement or condition (including, without limitation of the foregoing, any condition or requirement imposed by any insurance or surety company), as any of the same now exists or may be changed or amended or come into effect in the future; and (ii) the term “Law” means any federal, state or local law, statute, ordinance, code, rule, regulation, license, permit, authorization, decision, order, injunction or decree, domestic or foreign.

               (i) Maintenance, Repair and Restoration. Mortgagor will keep the Property in first class order, repair, operating condition and appearance, causing all necessary repairs, renewals, replacements, additions and improvements to be promptly made, and will not allow any of the Property to be misused, abused or wasted or to deteriorate. Notwithstanding the foregoing, Mortgagor will not, without the prior written consent of Mortgagee, (i) remove from the Property any fixtures or personal property covered by this Mortgage except such as is replaced by Mortgagor by an article of equal suitability and value, owned by Mortgagor, free and clear of any lien or security interest (except that created by this Mortgage), or (ii) make any structural alteration to the Property or any other alteration thereto which impairs the value thereof. If any act or occurrence of any kind or nature (including any condemnation or any casualty for which insurance was not obtained or obtainable) shall result in damage to or loss or destruction of the Property, Mortgagor shall give prompt notice thereof to Mortgagee and Mortgagor shall promptly, at Mortgagor’s sole cost and expense and regardless of whether insurance or condemnation proceeds (if any) shall be available or sufficient for the purpose, secure the Property as necessary and commence and continue diligently to completion to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to the damage, loss or destruction.

               (j) No Other Liens. Mortgagor will not, without the prior written consent of Mortgagee, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any mortgage, voluntary or involuntary lien,

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whether statutory, constitutional or contractual, security interest, encumbrance or charge, or conditional sale or other title retention document, against or covering the Property, or any part thereof, other than the Permitted Encumbrances, regardless of whether the same are expressly or otherwise subordinate to the lien or security interest created in this Mortgage, and should any of the foregoing become attached hereafter in any manner to any part of the Property without the prior written consent of Mortgagee, Mortgagor will cause the same to be promptly discharged and released. Mortgagor will own all parts of the Property and will not acquire any fixtures, equipment or other property (including software embedded therein) forming a part of the Property pursuant to a lease, license, security agreement or similar agreement, whereby any party has or may obtain the right to repossess or remove same, without the prior written consent of Mortgagee. If Mortgagee consents to the voluntary grant by Mortgagor of any mortgage, lien, security interest, or other encumbrance (hereinafter called “Subordinate Lien”) covering any of the Property or if the foregoing prohibition is determined by a court of competent jurisdiction to be unenforceable as to a Subordinate Lien, any such Subordinate Lien shall contain express covenants to the effect that: (1) the Subordinate Lien is unconditionally subordinate to this Mortgage and all Leases (hereinafter defined); (2) if any action (whether judicial or pursuant to a power of sale) shall be instituted to foreclose or otherwise enforce the Subordinate Lien, no tenant of any of the Leases (hereinafter defined) shall be named as a party defendant, and no action shall be taken that would terminate any occupancy or tenancy without the prior written consent of Mortgagee; (3) Rents (hereinafter defined), if collected by or for Mortgagee of the Subordinate Lien, shall be applied first to the payment of the Secured Indebtedness then due and expenses incurred in the ownership, operation and maintenance of the Property in such order as Mortgagee may determine, prior to being applied to any indebtedness secured by the Subordinate Lien; (4) written notice of default under the Subordinate Lien and written notice of the commencement of any action (whether judicial or pursuant to a power of sale) to foreclose or otherwise enforce the Subordinate Lien or to seek the appointment of a receiver for all or any part of the Property shall be given to Mortgagee with or immediately after the occurrence of any such default or commencement; and (5) neither Mortgagee of the Subordinate Lien, nor any purchaser at foreclosure thereunder, nor anyone claiming by, through or under any of them shall succeed to any of Mortgagor’s rights hereunder without the prior written consent of Mortgagee.

               (k) Operation of Property. Mortgagor will operate the Property in a good and workmanlike manner and in accordance with all Legal Requirements and will pay all fees or charges of any kind in connection therewith. Mortgagor will keep the Property occupied so as not to impair the insurance carried thereon. Mortgagor will not use or occupy or conduct any activity on, or allow the use or occupancy of or the conduct of any activity on, the Property in any manner which violates any Legal Requirement or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto. Mortgagor will not initiate or permit any zoning reclassification of the Property or seek any variance under existing zoning ordinances applicable to the Property or use or permit the use of the Property in such a manner which would result in such use becoming a nonconforming use under applicable zoning ordinances or other Legal Requirement. Mortgagor will not impose any easement, restrictive covenant or encumbrance upon the Property, execute or file any subdivision plat or condominium declaration affecting the Property or consent to the annexation of the Property to any municipality, without the prior written consent of Mortgagee. Mortgagor will not do or suffer to be done any act whereby the value of any part of the Property may be lessened. Mortgagor will preserve, protect, renew,

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extend and retain all material rights and privileges granted for or applicable to the Property. Without the prior written consent of Mortgagee, there shall be no drilling or exploration for or extraction, removal or production of any mineral, hydrocarbon, gas, natural element, compound or substance (including sand and gravel) from the surface or subsurface of the Land regardless of the depth thereof or the method of mining or extraction thereof. Mortgagor will cause all debts and liabilities of any character (including without limitation all debts and liabilities for labor, material and equipment (including software embedded therein) and all debts and charges for utilities servicing the Property) incurred in the construction, maintenance, operation and development of the Property to be promptly paid.

               (l) Financial Matters. Mortgagor is solvent after giving effect to all borrowings contemplated by the Loan Documents and no proceeding under any Debtor Relief Law (hereinafter defined) is pending (or, to Mortgagor’s knowledge, threatened) by or against Mortgagor, or any affiliate of Mortgagor, as a debtor. All reports, statements, plans, budgets, applications, agreements and other data and information heretofore furnished or hereafter to be furnished by or on behalf of Mortgagor to Mortgagee in connection with the loan or loans evidenced by the Loan Documents (including, without limitation, all financial statements and financial information) are and will be true, correct and complete in all material respects as of their respective dates and do not and will not omit to state any fact or circumstance necessary to make the statements contained therein not misleading. No material adverse change has occurred since the dates of such reports, statements and other data in the financial condition of Mortgagor or, to Mortgagor’s knowledge, of any tenant under any lease described therein. For the purposes of this paragraph, “Mortgagor” shall also include any person liable directly or indirectly for the Secured Indebtedness or any part thereof and any joint venturer or general partner of Mortgagor.

               (m) Status of Mortgagor; Suits and Claims; Loan Documents. If Mortgagor is a corporation, partnership, limited liability company, or other legal entity, Mortgagor is and will continue to be (i) duly organized, validly existing and in good standing under the laws of its state of organization, (ii) authorized to do business in, and in good standing in, each state in which the Property is located, and (iii) possessed of all requisite power and authority to carry on its business and to own and operate the Property. Each Loan Document executed by Mortgagor has been duly authorized, executed and delivered by Mortgagor, and the obligations thereunder and the performance thereof by Mortgagor in accordance with their terms are and will continue to be within Mortgagor’s power and authority (without the necessity of joinder or consent of any other person), are not and will not be in contravention of any Legal Requirement or any other document or agreement to which Mortgagor or the Property is subject, and do not and will not result in the creation of any encumbrance against any assets or properties of Mortgagor, or any other person liable, directly or indirectly, for any of the Secured Indebtedness, except as expressly contemplated by the Loan Documents. There is no suit, action, claim, investigation, inquiry, proceeding or demand pending (or, to Mortgagor’s knowledge, threatened) against Mortgagor (other than the lawsuit commenced by The Omni Health & Fitness Complex of Pelham, Inc., et al. in the Westchester County Supreme Court under index no. 24678/2008) or against any other person liable directly or indirectly for the Secured Indebtedness or which affects the Property (including, without limitation, any which challenges or otherwise pertains to Mortgagor’s title to the Property) or the validity, enforceability or priority of any of the Loan Documents. There is no judicial or administrative action, suit or proceeding pending (or, to Mortgagor’s knowledge, threatened) against Mortgagor, or against any other person liable

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directly or indirectly for the Secured Indebtedness, except as has been disclosed in writing to Mortgagee in connection with the loan evidenced by the Note. The Loan Documents constitute legal, valid and binding obligations of Mortgagor enforceable in accordance with their terms, except as the enforceability thereof may be limited by Debtor Relief Laws (hereinafter defined) and except as the availability of certain remedies may be limited by general principles of equity. Mortgagor is not a “foreign person” within the meaning of the Internal Revenue Code of 1986, as amended, Sections 1445 and 7701 (i.e. Mortgagor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined therein and in any regulations promulgated thereunder). The loan evidenced by the Note is solely for business and/or investment purposes, and is not intended for personal, family, household or agricultural purposes. Mortgagor further warrants that the proceeds of the Note shall be used for commercial purposes and stipulates that the loan evidenced by the Note shall be construed for all purposes as a commercial loan. Mortgagor’s exact legal name is correctly set forth at the end of this Mortgage. If Mortgagor is not an individual, Mortgagor is an organization of the type and (if not an unregistered entity) is incorporated in or organized under the laws of the state specified in the introductory paragraph of this Mortgage. If Mortgagor is an unregistered entity (including, without limitation, a general partnership) it is organized under the laws of the state specified in the introductory paragraph of this Mortgage. Mortgagor will not cause or permit any change to be made in its name, identity (including its trade name or names), or corporate or partnership structure, unless Mortgagor shall have notified Mortgagee in writing of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Mortgagee for the purpose of further perfecting or protecting the lien and security interest of Mortgagee in the Property. In addition, Mortgagor shall not change its corporate or partnership structure without first obtaining the prior written consent of Mortgagee. Mortgagor’s principal place of business and chief executive office, and the place where Mortgagor keeps its books and records, including recorded data of any kind or nature, regardless of the medium of recording including, without limitation, software, writings, plans, specifications and schematics concerning the Property, has for the preceding four months (or, if less, the entire period of the existence of Mortgagor) been and will continue to be (unless Mortgagor notifies Mortgagee of any change in writing at least thirty (30) days prior to the date of such change) the address of Mortgagor set forth at the end of this Mortgage. If Mortgagor is an individual, Mortgagor’s principal residence has for the preceding four months been and will continue to be (unless Mortgagor notifies Mortgagee of any change in writing at least thirty (30) days prior to the date of such change) the address of the principal residence of Mortgagor set forth at the end of this Mortgage. Mortgagor’s organizational identification number, if any, assigned by the state of incorporation or organization is correctly set forth on the first page of this Mortgage. Mortgagor shall promptly notify Mortgagee (i) of any change of its organizational identification number, or (ii) if Mortgagor does not now have an organization identification number and later obtains one, of such organizational identification number.

               (n) Certain Environmental Matters. Mortgagor shall comply with the terms and covenants of that certain Environmental Indemnity Agreement dated of even date herewith (the “Environmental Agreement”).

               (o) Further Assurances. Mortgagor will, promptly on request of Mortgagee, (i) correct any defect, error or omission which may be discovered in the contents, execution or acknowledgment of this Mortgage or any other Loan Document; (ii) execute, acknowledge,

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deliver, procure and record and/or file such further documents (including, without limitation, further mortgages of trust, security agreements, and assignments of rents or leases) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Mortgage and the other Loan Documents, to more fully identify and subject to the liens and security interests hereof any property intended to be covered hereby (including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property) or as deemed advisable by Mortgagee to protect the lien or the security interest hereunder against the rights or interests of third persons; and (iii) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts as may be necessary, desirable or proper in the reasonable determination of Mortgagee to enable Mortgagee to comply with the requirements or requests of any agency having jurisdiction over Mortgagee or any examiners of such agencies with respect to the indebtedness secured hereby, Mortgagor or the Property. Mortgagor shall pay all costs connected with any of the foregoing, which shall be a demand obligation owing by Mortgagor (which Mortgagor hereby promises to pay) to Mortgagee pursuant to this Mortgage.

               (p) Fees and Expenses. Without limitation of any other provision of this Mortgage or of any other Loan Document and to the extent not prohibited by applicable law, Mortgagor will pay, and will reimburse to Mortgagee and/or Mortgagee on demand to the extent paid by Mortgagee and/or Mortgagee: (i) all appraisal fees, filing, registration and recording fees, recordation, transfer and other taxes, brokerage fees and commissions, abstract fees, title search or examination fees, title policy and endorsement premiums and fees, uniform commercial code search fees, judgment and tax lien search fees, escrow fees, reasonable attorneys’ fees, reasonable architect fees, reasonable engineer fees, reasonable construction consultant fees, reasonable environmental inspection fees, survey fees, and all other reasonable costs and expenses of every character incurred by Mortgagor or Mortgagee and/or Mortgagee in connection with the preparation of the Loan Documents, the evaluation, closing and funding of the loan evidenced by the Loan Documents, and any and all amendments and supplements to this Mortgage, the Note or any other Loan Documents or any approval, consent, waiver, release or other matter requested or required hereunder or thereunder, or otherwise attributable or chargeable to Mortgagor as owner of the Property; and (ii) all costs and expenses, including reasonable attorneys’ fees and expenses, incurred or expended in connection with the exercise of any right or remedy, or the defense of any right or remedy or the enforcement of any obligation of Mortgagor, hereunder or under any other Loan Document.

               (q) Indemnification.

          (i) Mortgagor will indemnify and hold harmless Mortgagee from and against, and reimburse them on demand for, any and all Indemnified Matters (hereinafter defined). For purposes of this paragraph (p), the term “Mortgagee” shall include and any persons owned or controlled by, owning or controlling, or under common control or affiliated with Mortgagee. Without limitation, the foregoing indemnities shall apply to each indemnified person with respect to matters which in whole or in part are caused by or arise out of the negligence of such (and/or any other) indemnified person. However, such indemnities shall not apply to a particular indemnified person to the extent that the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of that indemnified person. Any amount to be paid under this paragraph (p)

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by Mortgagor to Mortgagee shall be a demand obligation owing by Mortgagor (which Mortgagor hereby promises to pay) to Mortgagee pursuant to this Mortgage. Nothing in this paragraph, elsewhere in this Mortgage or in any other Loan Document shall limit or impair any rights or remedies of Mortgagee (including without limitation any rights of contribution or indemnification) against Mortgagor or any other person under any other provision of this Mortgage, any other Loan Document, any other agreement or any applicable Legal Requirement.

          (ii) As used herein, the term “Indemnified Matters” means any and all claims, demands, liabilities (including strict liability), losses, damages (including consequential damages), causes of action, judgments, penalties, fines, costs and expenses (including without limitation, reasonable fees and expenses of attorneys and other professional consultants and experts, and of the investigation and defense of any claim, whether or not such claim is ultimately defeated, and the settlement of any claim or judgment including all value paid or given in settlement) of every kind, known or unknown, foreseeable or unforeseeable, which may be imposed upon, asserted against or incurred or paid by Mortgagee at any time and from time to time, whenever imposed, asserted or incurred, because of, resulting from, in connection with, or arising out of any transaction, act, omission, event or circumstance in any way connected with the Property or with this Mortgage or any other Loan Document, including but not limited to any bodily injury or death or property damage occurring in or upon or in the vicinity of the Property through any cause whatsoever at any time on or before the Release Date (hereinafter defined), any act performed or omitted to be performed hereunder or under any other Loan Document, any breach by Mortgagor of any representation, warranty, covenant, agreement or condition contained in this Mortgage or in any other Loan Document, any default as defined herein, any claim under or with respect to any Lease (hereinafter defined) or arising under the Environmental Agreement. The term “Release Date” as used herein means the earlier of the following two dates: (i) the date on which the indebtedness and obligations secured hereby have been paid and performed in full and this Mortgage has been released, or (ii) the date on which the lien of this Mortgage is fully and finally foreclosed or a conveyance by deed in lieu of such foreclosure is fully and finally effective, and possession of the Property has been given to the purchaser or grantee free of occupancy and claims to occupancy by Mortgagor and Mortgagor’s heirs, devisees, representatives, successors and assigns; provided, that if such payment, performance, release, foreclosure or conveyance is challenged, in bankruptcy proceedings or otherwise, the Release Date shall be deemed not to have occurred until such challenge is rejected, dismissed or withdrawn with prejudice. The indemnities in this paragraph (p) shall not terminate upon the Release Date or upon the release, foreclosure or other termination of this Mortgage but will survive the Release Date, foreclosure of this Mortgage or conveyance in lieu of foreclosure, the repayment of the Secured Indebtedness, the termination of any and all Swap Transactions, the discharge and release of this Mortgage and the other Loan Documents, any bankruptcy or other debtor relief proceeding, and any other event whatsoever.

               (r) Records and Financial Reports. Mortgagor will keep accurate books and records in accordance with sound accounting principles in which full, true and correct entries shall be promptly made with respect to the Property and the operation thereof, and will permit all such

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books and records, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics to be inspected and copied, and the Property to be inspected and photographed, by Mortgagee and its representatives during normal business hours and at any other reasonable times. Without limitation of other or additional requirements in any of the other Loan Documents, Mortgagor will furnish to Mortgagee the financial statements required under the Loan Agreement. Mortgagor will furnish to Mortgagee at Mortgagor’s expense all evidence which Mortgagee may from time to time reasonably request as to compliance with all provisions of the Loan Documents. Any inspection or audit of the Property or the books and records, including recorded data of any kind or nature, regardless of the medium of recording including, without limitation, software, writings, plans, specifications and schematics of Mortgagor, or the procuring of documents and financial and other information, by or on behalf of Mortgagee shall be for Mortgagee’s protection only, and shall not constitute any assumption of responsibility to Mortgagor or anyone else with regard to the condition, construction, maintenance or operation of the Property nor Mortgagee’s approval of any certification given to Mortgagee nor relieve Mortgagor of any of Mortgagor’s obligations. Mortgagee may from time to time assign or grant participations in the Secured Indebtedness and Mortgagor consents to the delivery by Mortgagee to any acquirer or prospective acquirer of any interest or participation in or with respect to all or part of the Secured Indebtedness such information as Mortgagee now or hereafter has relating to the Property, Mortgagor, any party obligated for payment of any part of the Secured Indebtedness, any tenant or guarantor under any lease affecting any part of the Property and any agent or guarantor under any management agreement affecting any part of the Property.

               (s) Taxes on Note or Mortgage. Mortgagor will promptly pay all income, franchise and other taxes owing by Mortgagor and any stamp, documentary, recordation and transfer taxes or other taxes (unless such payment by Mortgagor is prohibited by law) which may be required to be paid with respect to the Note, this Mortgage or any other instrument evidencing or securing any of the Secured Indebtedness. In the event of the enactment after this date of any law of any governmental entity applicable to Mortgagee, the Note, the Property or this Mortgage deducting from the value of property for the purpose of taxation any lien or security interest thereon, or imposing upon Mortgagee the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Mortgagor, or changing in any way the laws relating to the taxation of deeds of trust or mortgages or security agreements or debts secured by deeds of trust or mortgages or security agreements or the interest of the mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to affect this Mortgage or the Secured Indebtedness or Mortgagee, then, and in any such event, Mortgagor, upon demand by Mortgagee, shall pay such taxes, assessments, charges or liens, or reimburse Mortgagee therefor; provided, however, that if in the opinion of counsel for Mortgagee (i) it might be unlawful to require Mortgagor to make such payment or (ii) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in such event, Mortgagee may elect, by notice in writing given to Mortgagor, to declare all of the Secured Indebtedness to be and become due and payable sixty (60) days from the giving of such notice.

               (t) Statement Concerning Note or Mortgage. Mortgagor shall at any time and from time to time furnish within seven (7) days of request by Mortgagee a written statement in such form as may be required by Mortgagee stating that (i) the Note, this Mortgage and the other Loan

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Documents are valid and binding obligations of Mortgagor, enforceable against Mortgagor in accordance with their terms; (ii) the unpaid principal balance of the Note; (iii) the date to which interest on the Note is paid; (iv) the Note, this Mortgage and the other Loan Documents have not been released, subordinated or modified; and (v) there are no offsets or defenses against the enforcement of the Note, this Mortgage or any other Loan Document. If any of the foregoing statements are untrue, Mortgagor shall, alternatively, specify the reasons therefor. Mortgagee shall at any time and from time to time furnish within seven (7) days of request by Mortgagor a written statement stating (i) the unpaid principal balance of the Note and (ii) the date to which interest on the Note is paid.

               (u) Trust Fund; Lien Laws. Mortgagor will receive the advances secured hereby and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the “cost of improvement”, as such quoted term is defined in the New York Lien Law) and will apply the same first to the payment of such costs before using any part of the total of the same for any other purpose and, will comply with Section 13 of the New York Lien Law. Mortgagor will indemnify and hold Mortgagee harmless against any loss or liability, cost or expense, including, without limitation, any judgments, reasonable attorney’s fees, costs of appeal bonds and printing costs, arising out of or relating to any proceeding instituted by any claimant alleging a violation by Mortgagor of any applicable lien law including, without limitation, any section of Article 3-A of the New York Lien Law.

          Section 2.2. Performance by Mortgagee on Mortgagor’s Behalf. Mortgagor agrees that, if Mortgagor fails to perform any act or to take any action which under any Loan Document Mortgagor is required to perform or take, or to pay any money which under any Loan Document Mortgagor is required to pay, and whether or not the failure then constitutes a default hereunder or thereunder, and whether or not there has occurred any default or defaults hereunder or the Secured Indebtedness has been accelerated, Mortgagee, in Mortgagor’s name or its own name, may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Mortgagee, with interest thereon at the Default Rate set forth in the Note, and any money so paid by Mortgagee shall be a demand obligation owing by Mortgagor to Mortgagee (which obligation Mortgagor hereby promises to pay), shall be a part of the indebtedness secured hereby, and Mortgagee, upon making such payment, shall be subrogated to all of the rights of the person, entity or body politic receiving such payment. Mortgagee and its designees shall have the right to enter upon the Property at any time and from time to time for any such purposes. No such payment or performance by Mortgagee shall waive or cure any default or waive any right, remedy or recourse of Mortgagee. Any such payment may be made by Mortgagee in reliance on any statement, invoice or claim without inquiry into the validity or accuracy thereof. Each amount due and owing by Mortgagor to Mortgagee pursuant to this Mortgage shall bear interest, from the date such amount becomes due until paid, at the rate per annum provided in the Note for interest on past due principal owed on the Note but never in excess of the maximum nonusurious amount permitted by applicable law, which interest shall be payable to Mortgagee on demand; and all such amounts, together with such interest thereon, shall automatically and without notice be a part of the indebtedness secured hereby. The amount and nature of any expense by Mortgagee hereunder and the time when paid shall be fully established by the certificate of Mortgagee or any of Mortgagee’s officers or agents.

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          Section 2.3. Absence of Obligations of Mortgagee with Respect to Property. Notwithstanding anything in this Mortgage to the contrary, including, without limitation, the definition of “Property” and/or the provisions of Article 3 hereof, (i) to the extent permitted by applicable law, the Property is composed of Mortgagor’s rights, title and interests therein but not Mortgagor’s obligations, duties or liabilities pertaining thereto, (ii) Mortgagee neither assumes nor shall have any obligations, duties or liabilities in connection with any portion of the items described in the definition of “Property” herein, either prior to or after obtaining title to such Property, whether by foreclosure sale, the granting of a deed in lieu of foreclosure or otherwise, and (iii) Mortgagee may, at any time prior to or after the acquisition of title to any portion of the Property as above described, advise any party in writing as to the extent of Mortgagee’s interest therein and/or expressly disaffirm in writing any rights, interests, obligations, duties and/or liabilities with respect to such Property or matters related thereto. Without limiting the generality of the foregoing, it is understood and agreed that Mortgagee shall have no obligations, duties or liabilities prior to or after acquisition of title to any portion of the Property, as lessee under any lease or purchaser or seller under any contract or option unless Mortgagee elects otherwise by written notification.

          Section 2.4. Authorization to File Financing Statements; Power of Attorney. Mortgagor hereby authorizes Mortgagee at any time and from time to time to file any initial financing statements, amendments thereto and continuation statements as authorized by applicable law, required by Mortgagee to establish or maintain the validity, perfection and priority of the security interests granted in this Mortgage. For purposes of such filings, Mortgagor agrees to furnish any information requested by Mortgagee promptly upon request by Mortgagee. Mortgagor also ratifies its authorization for Mortgagee to have filed any like initial financing statements, amendments thereto or continuation statements if filed prior to the date of this Mortgage. Mortgagor hereby irrevocably constitutes and appoints Mortgagee and any officer or agent of Mortgagee, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Mortgagor or in Mortgagor’s own name to execute in Mortgagor’s name any such documents and to otherwise carry out the purposes of this Section 2.4, to the extent that Mortgagor’s authorization above is not sufficient. To the extent permitted by law, Mortgagor hereby ratifies all acts said attorney-in-fact shall lawfully do, have done in the past or cause to be done in the future by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

          Section 2.5. Ground Lease Covenant. Mortgagor shall (a) pay all rents, additional rents and other sums required to be paid by Mortgagor, as tenant under and pursuant to the provisions of the Ground Lease as and when such rent or other charge is payable, (b) diligently perform and observe all of the terms, covenants and conditions of the Ground Lease on the part of Mortgagor, as tenant thereunder, to be performed and observed prior to the expiration of any applicable grace period therein provided, and (c) promptly notify Mortgagee of the giving of any notice by the Ground Lessor to Mortgagor of any default by Mortgagor in the performance or observance of any of the terms, covenants or conditions of the Ground Lease on the part of Mortgagor, as tenant thereunder, to be performed or observed and deliver to Mortgagee a true copy of each such notice. Mortgagor shall not, without the prior consent of Mortgagee, surrender the leasehold estate created by the Ground Lease or terminate or cancel the Ground Lease or, without the prior written consent of Mortgagee, which consent shall not be unreasonably withheld, conditioned or delayed, modify, change, supplement, alter or amend the Ground Lease,

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in any respect, either orally or in writing, and Mortgagor hereby assigns to Mortgagee, as further security for the payment of the Secured Indebtedness and for the performance and observance of the terms, covenants and conditions of this Mortgage and the Loan Agreement, all of the rights, privileges and prerogatives of Mortgagor, which rights, privileges and prerogatives may be exercised by Mortgagee upon a Default, as tenant under the Ground Lease, to surrender the leasehold estate created by the Ground Lease or to terminate, cancel, modify, change, supplement, alter or amend the Ground Lease, which consent, in the case of a change, supplement, modification, alteration or amendment, shall not be unreasonably withheld or delayed, and any such surrender of the leasehold estate created by the Ground Lease or termination, cancellation, modification, change, supplement, alteration or amendment of the Ground Lease without the prior consent of Mortgagee shall be void and of no force and effect. If Mortgagor shall default in the performance or observance of any term, covenant or condition of the Ground Lease on the part of Mortgagor, as tenant thereunder, to be performed or observed, and such default shall remain uncured after the expiration of any applicable cure or grace period, then, without limiting the generality of the other provisions of this Mortgage and the Loan Agreement, and without waiving or releasing Mortgagor from any of its obligations hereunder or thereunder, Mortgagee shall have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all of the terms, covenants and conditions of the Ground Lease on the part of Mortgagor, as tenant thereunder, to be performed or observed or to be promptly performed or observed on behalf of Mortgagor, to the end that the rights of Mortgagor in, to and under the Ground Lease shall be kept unimpaired and free from default. If Mortgagee shall make any payment or perform any act or take action in accordance with the preceding sentence, Mortgagee will notify Mortgagor of the making of any such payment, the performance of any such act, or the taking of any such action. In any such event, subject to the rights of tenants, subtenants and other occupants under the Leases, Mortgagee and any person designated by Mortgagee shall have, and are hereby granted, the right to enter upon the Property at any time and from time to time after such default by Mortgagor, which remains uncured after the expiration of any applicable cure or grace period, for the purpose of taking any such action. Mortgagee may pay and expend such sums of money as Mortgagee deems reasonably necessary for any such purpose and upon so doing shall be subrogated to any and all rights of the Ground Lessor. Mortgagor hereby agrees to pay to Mortgagee immediately upon demand therefor, all such sums so paid and expended by Mortgagee, together with interest thereon from the day of such demand at the Default Rate. All sums so paid and expended by Mortgagee and the interest thereon shall be secured by the legal operation and effect of this Mortgage. If the Ground Lessor shall deliver to Mortgagee a copy of any notice of default sent by said Ground Lessor to Mortgagor, as tenant under the Ground Lease, such notice shall constitute full protection to Mortgagee for any action taken or omitted to be taken by Mortgagee, in good faith, in reliance thereon. Mortgagor will not subordinate or consent to the subordination of the Ground Lease to any mortgage, security deed, lease or other interest on or in the Ground Lessor’s interest in all or any part of the Property, unless, in each such case, the written consent of Mortgagee shall have been first had and obtained..

          Section 2.6. No Merger of Fee and Leasehold Estates. So long as any portion of the Secured Indebtedness shall remain unpaid, unless Mortgagee shall otherwise consent, the fee title to the Ground Lease Parcels and the leasehold estate therein created pursuant to the provisions of the Ground Lease shall not merge but shall always be kept separate and distinct, notwithstanding the union of such estates in Mortgagor, Mortgagee, or in any other person by purchase, operation

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of law or otherwise. Mortgagee reserves the right, at any time, to release portions of the Property, including, but not limited to, all of any part of the leasehold estate created by the Ground Lease, with or without consideration, at Mortgagee’s election, without waiving or affecting any of its rights hereunder or under the Note or the other Loan Documents and any such release shall not affect Mortgagee’s rights in connection with the portion of the Property not so released.

          Section 2.7. Mortgagor’s Acquisition of Fee Estate. In the event that Mortgagor, so long as any portion of the Secured Indebtedness remains unpaid, shall be the owner and holder of the fee title to all or any portion of the Ground Lease Parcels, the lien of the Mortgage shall be spread to cover Mortgagor’s fee title to such of the Ground Lease Parcels and said fee title shall be deemed to be included in the Property without any further action. Mortgagor agrees, at its sole cost and expense, including without limitation Mortgagee’s reasonable attorneys’ fees, to (a) execute any and all documents or instruments necessary to subject its fee title to the Property to the lien of this Mortgage; and (b) provide a title insurance policy which shall insure that the lien of the Mortgage is a first lien on Mortgagor’s fee title to the Property. Notwithstanding the foregoing, if the Ground Lease is for any reason whatsoever terminated prior to the natural expiration of its term, and if, pursuant to any provisions of the Ground Lease or otherwise, Mortgagee or its designee shall acquire from the Ground Lessor thereunder another lease of the Property, Mortgagor shall have no right, title or interest in or to such other lease or the leasehold estate created thereby.

          Section 2.8. Rejection of the Ground Lease.

               (a) If the Ground Lease is terminated for any reason in the event of the rejection or disaffirmance of the Ground Lease pursuant to the Bankruptcy Code, or any other law affecting creditor’s rights, (i) Mortgagor, immediately after obtaining notice thereof, shall give notice thereto to Mortgagee, (ii) Mortgagor, without the prior written consent of Mortgagee, shall not elect to treat the Ground Lease as terminated pursuant to Section 365(h) of the Bankruptcy Code or any comparable federal or state statute or law, and any election by Mortgagor made without such consent shall be void and (iii) this Mortgage and the Loan Agreement and all the liens, terms, covenants and conditions of this Mortgage and the Loan Agreement hereby extends to and covers Mortgagor’s possessory rights under Section 365(h) of the Bankruptcy Code and to any claim for damages due to the rejection of the Ground Lease or other termination of the Ground Lease. In addition, Mortgagor hereby assigns irrevocably to Mortgagee Mortgagor’s rights to treat the Ground Lease as terminated pursuant to Section 365(h) of the Bankruptcy Code and to offset rents under such Ground Lease in the event any case, proceeding or other action is commenced by or against the Ground Lessor under the Bankruptcy Code or any comparable federal” or state statute or law.

               (b) Mortgagor hereby assigns to Mortgagee (i) Mortgagor’s right to reject the Ground Lease under Section 365 of the Bankruptcy Code or any comparable federal or state statute or law with respect to any case, proceeding or other action commenced by or against Mortgagor under the Bankruptcy Code or comparable federal or state statute or law and (ii) Mortgagor’s right to seek an extension of the sixty (60)-day period within which Mortgagor must accept or reject the Ground Lease under Section 365 of the Bankruptcy Code or any comparable federal or state statute or law with respect to any case, proceeding or other action commenced by or against

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Mortgagor under the Bankruptcy Code or comparable federal or state statute or law. Further, if the foregoing assignment is not effective under applicable law and Mortgagor shall desire to so reject the Ground Lease, at Mortgagee’s request, Mortgagor shall assign its interest in the Ground Lease to Mortgagee in lieu of rejecting the Ground Lease, upon receipt by Mortgagor of notice from Mortgagee of such request together with Mortgagee’s agreement to cure any existing defaults of Mortgagor under the Ground Lease.

               (c) Mortgagor hereby agrees that if the Ground Lease is terminated for any reason in the event of the rejection or disaffirmance of the Ground Lease pursuant to the Bankruptcy Code or any other law affecting creditor’s rights, any property not removed by Mortgagor as permitted or required by the Ground Lease, shall at the option of Mortgagee be deemed abandoned by Mortgagor, provided that Mortgagee may remove any such property required to be removed by Mortgagor pursuant to the Ground Lease and all costs and expenses associated with such removal shall be paid by Mortgagor within five (5) days of receipt by Mortgagor of an invoice for such removal costs and expenses.

ARTICLE 3

Assignment of Rents and Leases

          Section 3.1. Assignment. Mortgagor hereby assigns to Mortgagee all Rents (hereinafter defined) and all of Mortgagor’s rights in and under all Leases (hereinafter defined). So long as no Default (hereinafter defined) has occurred, Mortgagor shall have a license (which license shall terminate automatically and without further notice upon the occurrence of a Default) to collect, but not prior to accrual, the Rents under the Leases and, where applicable, subleases, such Rents to be held in trust for Mortgagee, and to otherwise deal with all Leases as permitted by this Mortgage. Each month, provided no Default has occurred, Mortgagor may retain such Rents as were collected that month and held in trust for Mortgagee; provided, however, that all Rents collected by Mortgagor shall be applied solely to the ordinary and necessary expenses of owning and operating the Property or paid to Mortgagee. Upon the revocation of such license, all Rents shall be paid directly to Mortgagee and not through Mortgagor, all without the necessity of any further action by Mortgagee, including, without limitation, any action to obtain possession of the Land, Improvements or any other portion of the Property or any action for the appointment of a receiver. Mortgagor hereby authorizes and directs the tenants under the Leases to pay Rents to Mortgagee upon written demand by Mortgagee, without further consent of Mortgagor, without any obligation of such tenants to determine whether a Default has in fact occurred and regardless of whether Mortgagee has taken possession of any portion of the Property, and the tenants may rely upon any written statement delivered by Mortgagee to the tenants. Any such payments to Mortgagee shall constitute payments to Mortgagor under the Leases, and Mortgagor hereby irrevocably appoints Mortgagee as its attorney-in-fact to do all things, after a Default, which Mortgagor might otherwise do with respect to the Property and the Leases thereon, including, without limitation, (i) collecting Rents with or without suit and applying the same, less expenses of collection, to any of the obligations secured hereunder or to expenses of operating and maintaining the Property (including reasonable reserves for anticipated expenses), at the option of Mortgagee, all in such manner as may be determined by Mortgagee, or at the option of Mortgagee, holding the same as security for

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the payment of the Secured Indebtedness, (ii) leasing, in the name of Mortgagor, the whole or any part of the Property which may become vacant, and (iii) employing agents therefor and paying such agents reasonable compensation for their services. The curing of such Default, unless other Defaults also then exist, shall entitle Mortgagor to recover its aforesaid license to do any such things which Mortgagor might otherwise do with respect to the Property and the Leases thereon and to again collect such Rents. The powers and rights granted in this paragraph shall be in addition to the other remedies herein provided for upon the occurrence of a Default and may be exercised independently of or concurrently with any of said remedies. Nothing in the foregoing shall be construed to impose any obligation upon Mortgagee to exercise any power or right granted in this paragraph or to assume any liability under any Lease of any part of the Property and no liability shall attach to Mortgagee for failure or inability to collect any Rents under any such Lease. The assignment contained in this Section shall become null and void upon the release of this Mortgage. As used herein: (i) “Lease” means each existing or future lease, sublease (to the extent of Mortgagor’s rights thereunder) or other agreement under the terms of which any person has or acquires any right to occupy or use the Property, or any part thereof, or interest therein, and each existing or future guaranty of payment or performance thereunder, and all extensions, renewals, modifications and replacements of each such lease, sublease, agreement or guaranty; and (ii) “Rents” means all of the rents, revenue, income, profits and proceeds derived and to be derived from the Property or arising from the use or enjoyment of any portion thereof or from any Lease, including but not limited to the proceeds from any negotiated lease termination or buyout of such Lease, liquidated damages following default under any such Lease, all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by damage to any part of the Property, all of Mortgagor’s rights to recover monetary amounts from any tenant in bankruptcy including, without limitation, rights of recovery for use and occupancy and damage claims arising out of Lease defaults, including rejections, under any applicable Debtor Relief Law (hereinafter defined), together with any sums of money that may now or at any time hereafter be or become due and payable to Mortgagor by virtue of any and all royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and all future oil, gas, mineral and mining leases covering the Property or any part thereof, and all proceeds and other amounts paid or owing to Mortgagor under or pursuant to any and all contracts and bonds relating to the construction or renovation of the Property.

               Section 3.2. Covenants, Representations and Warranties Concerning Leases and Rents. Mortgagor covenants, represents and warrants that: (a) Mortgagor has good title to, and is the owner of the entire landlord’s interest in, the Leases and Rents hereby assigned and authority to assign them; (b) all Leases are valid and enforceable, and in full force and effect, and are unmodified except as stated therein; (c) neither Mortgagor nor any tenant in the Property is in default under its Lease (and no event has occurred which with the passage of time or notice or both would result in a default under its Lease) or is the subject of any bankruptcy, insolvency or similar proceeding; (d) unless otherwise stated in a Permitted Encumbrance, no Rents or Leases have been or will be assigned, mortgaged, pledged or otherwise encumbered and no other person has or will acquire any right, title or interest in such Rents or Leases; (e) no Rents have been waived, released, discounted, set off or compromised; (f) except as stated in the Leases, Mortgagor has not received any funds or deposits from any tenant for which credit has not already been made on account of accrued Rents; (g) Mortgagor shall perform all of its obligations under the Leases and enforce the tenants’ obligations under the Leases to the extent

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enforcement is prudent under the circumstances; (h) Mortgagor will not without the prior written consent of Mortgagee, enter into any Lease after the date hereof except in accordance with the terms of Exhibit I to the Loan Agreement, or waive, release, discount, set off, compromise, reduce or defer any Rent, receive or collect Rents more than one (1) month in advance, grant any rent-free period to any tenant (except in accordance with the terms of Exhibit I to the Loan Agreement), reduce any Lease term or waive, release or otherwise modify any other material obligation under any Lease, renew or extend any Lease except in accordance with the terms of Exhibit I to the Loan Agreement or in accordance with a right of the tenant thereto in such Lease, approve or consent to an assignment of a Lease or a subletting of any part of the premises covered by a Lease (except with respect to leases of 5,000 square feet of rentable space or less), or settle or compromise any claim against a tenant under a Lease in bankruptcy or otherwise (except with respect to leases of 5,000 square feet of rentable space or less); (i) Mortgagor will not, without the prior written consent of Mortgagee, terminate or consent to the cancellation or surrender of any Lease having an unexpired term of one (1) year or more unless promptly after the cancellation or surrender a new Lease of such premises is made with a new tenant having a credit standing that is satisfactory to Mortgagee, in Mortgagee’s judgment, on terms not materially less favorable to lessor than the terms of the terminated or cancelled Lease; (j) Mortgagor will not execute any Lease except in accordance with the Loan Documents and for actual occupancy by the tenant thereunder; (k) Mortgagor shall give prompt notice to Mortgagee, as soon as Mortgagor first obtains notice, of any claim, or the commencement of any action, by any tenant or subtenant under or with respect to a Lease regarding any claimed damage, default, diminution of or offset against Rent, cancellation of the Lease, or constructive eviction, excluding, however, notices of default under residential Leases, and Mortgagor shall defend, at Mortgagor’s expense, any proceeding pertaining to any Lease, including, if Mortgagee so requests, any such proceeding to which Mortgagee is a party; (l) Mortgagor shall as often as requested by Mortgagee, within ten (10) days of each request, deliver to Mortgagee a complete rent roll of the Property in such detail as Mortgagee may require and financial statements of the tenants, subtenants and guarantors under the Leases to the extent available to Mortgagor, and deliver to such of the tenants and others obligated under the Leases specified by Mortgagee written notice of the assignment in Section 3.1 hereof in form and content satisfactory to Mortgagee; (m) promptly upon request by Mortgagee, Mortgagor shall deliver to Mortgagee executed originals of all Leases and copies of all records in its possession or control relating thereto; (n) there shall be no merger of the leasehold estates, created by the Leases, with the fee estate of the Land without the prior written consent of Mortgagee; and (o) Mortgagee may at any time and from time to time by specific written instrument intended for the purpose, unilaterally subordinate the lien of this Mortgage to any Lease, without joinder or consent of, or notice to, Mortgagor, any tenant or any other person, and notice is hereby given to each tenant under a Lease of such right to subordinate. No such subordination shall constitute a subordination to any lien or other encumbrance, whenever arising, or improve the right of any junior lien Mortgagee; and nothing herein shall be construed as subordinating this Mortgage to any Lease.

          Section 3.3. Estoppel Certificates. All Leases executed after the date hereof shall require the tenant to execute and deliver to Mortgagee an estoppel certificate in form and substance acceptable to Mortgagee not more than thirty (30) days after notice from Mortgagee.

          Section 3.4. No Liability of Mortgagee. Mortgagee’s acceptance of this assignment shall not be deemed to constitute Mortgagee a “mortgagee in possession,” nor obligate

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Mortgagee to appear in or defend any proceeding relating to any Lease or to the Property, or to take any action hereunder, expend any money, incur any expenses, or perform any obligation or liability under any Lease, or assume any obligation for any deposit delivered to Mortgagor by any tenant and not as such delivered to and accepted by Mortgagee. Mortgagee shall not be liable for any injury or damage to person or property in or about the Property, or for Mortgagee’s failure to collect or to exercise diligence in collecting Rents, but shall be accountable only for Rents that it shall actually receive. Neither the assignment of Leases and Rents nor enforcement of Mortgagee’s rights regarding Leases and Rents (including collection of Rents) nor possession of the Property by Mortgagee nor Mortgagee’s consent to or approval of any Lease (nor all of the same), shall render Mortgagee liable on any obligation under or with respect to any Lease or constitute affirmation of, or any subordination to, any Lease, occupancy, use or option.

          If Mortgagee seeks or obtains any judicial relief regarding Rents or Leases, the same shall in no way prevent the concurrent or subsequent employment of any other appropriate rights or remedies nor shall same constitute an election of judicial relief for any foreclosure or any other purpose. Mortgagee neither has nor assumes any obligations as lessor or landlord with respect to any Lease. The rights of Mortgagee under this Article 3 shall be cumulative of all other rights of Mortgagee under the Loan Documents or otherwise.

          Reference is hereby made to Section 291-f of the Real Property Law of the State of New York for the purpose of obtaining for Mortgagee the benefits of said Section in connection herewith.

ARTICLE 4

Default

          Section 4.1. Events of Default. The occurrence of any one of the following shall be a default under this Mortgage (“default” or “Default”):

               (a) Failure to Pay Indebtedness. Any of the Secured Indebtedness or any indebtedness evidenced by the other “Notes” (as defined in the Loan Agreement) is not paid when due, regardless of how such amount may have become due and such default shall have continued for a period of ten (10) days.

               (b) Nonperformance of Covenants. Any covenant, agreement or condition herein or in any other Loan Document (other than covenants otherwise addressed in another paragraph of this Section, such as covenants to pay the Secured Indebtedness) is not fully and timely performed, observed or kept and such failure shall have continued for a period of thirty (30) days after notice thereof shall have been given to Mortgagor by Mortgagee (or such other cure period as may be specified elsewhere in this Mortgage or the other Loan Documents with respect to specific provisions), provided, however, if such default is not susceptible of being cured within such thirty (30) day period and Mortgagor has commenced such cure within such thirty (30) day period and is diligently pursuing such cure to Mortgagee’s satisfaction, such thirty (30) day cure period shall be extended, but in no event shall such cure period exceed sixty (60) days, or, in the case of such other documents, such shorter grace period, if any, as may be provided for therein.

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               (c) Default under other Loan Documents. The occurrence of a Default under any other Loan Document, including an Early Termination Event as defined in any Master Agreement relating to any Swap Transaction.

               (d) Representations. Any statement, representation or warranty in any of the Loan Documents, or in any financial statement or any other writing heretofore or hereafter delivered to Mortgagee in connection with the Secured Indebtedness is false, misleading or erroneous in any material respect on the date hereof or on the date as of which such statement, representation or warranty is made.

               (e) Bankruptcy or Insolvency. The owner of the Property or any person liable, directly or indirectly, for any of the Secured Indebtedness (or any general partner or joint venturer of such owner or other person):

          (i) (A) Executes an assignment for the benefit of creditors, or takes any action in furtherance thereof; or (B) admits in writing its inability to pay, or fails to pay, its debts generally as they become due; or (C) as a debtor, files a petition, case, proceeding or other action pursuant to, or voluntarily seeks the benefit or benefits of, Title 11 of the United States Code as now or hereafter in effect or any other federal, state or local law, domestic or foreign, as now or hereafter in effect relating to bankruptcy, insolvency, liquidation, receivership, reorganization, arrangement, composition, extension or adjustment of debts, or similar laws affecting the rights of creditors (Title 11 of the United States Code and such other laws being herein called “Debtor Relief Laws”), or takes any action in furtherance thereof; or (D) seeks the appointment of a receiver, trustee, custodian or liquidator of the Property or any part thereof or of any significant portion of its other property; or

          (ii) Suffers the filing of a petition, case, proceeding or other action against it as a debtor under any Debtor Relief Law or seeking appointment of a receiver, trustee, custodian or liquidator of the Property or any part thereof or of any significant portion of its other property, and (A) admits, acquiesces in or fails to contest diligently the material allegations thereof, or (B) the petition, case, proceeding or other action results in entry of any order for relief or order granting relief sought against it, or (C) in a proceeding under Debtor Relief Laws, the case is converted from one chapter to another, or (D) fails to have the petition, case, proceeding or other action permanently dismissed or discharged on or before the earlier of trial thereon or ninety (90) days next following the date of its filing; or

          (iii) Conceals, removes, or permits to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or makes or suffers a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or makes any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or suffers or permits, while insolvent, any creditor to obtain a lien (other than as described in subparagraph (iv) below) upon any of its property through legal proceedings which are not vacated and such lien discharged prior to enforcement thereof and in any event within sixty (60) days from the date thereof; or

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(iv) Fails to have discharged within a period of thirty (30) days any attachment, sequestration, or similar writ levied upon any of its property; or

(v) Fails to pay immediately any final money judgment against it.

               (f) Transfer of the Property. Any sale, lease, conveyance, assignment, pledge, encumbrance, or transfer of all or any part of the Property or any interest therein, voluntarily or involuntarily, whether by operation of law or otherwise, except: (i) sales or transfers of items of the Accessories which have become obsolete or worn beyond practical use and which have been replaced by adequate substitutes, owned by Mortgagor, having a value equal to or greater than the replaced items when new; and (ii) the grant, in the ordinary course of business, of a leasehold interest in a part of the Improvements to a tenant for occupancy, not containing a right or option to purchase and not in contravention of any provision of this Mortgage or of any other Loan Document. Mortgagee may, in its sole discretion, waive a default under this paragraph, but it shall have no obligation to do so, and any waiver may be conditioned upon such one or more of the following (if any) which Mortgagee may require: the grantee’s integrity, reputation, character, creditworthiness and management ability being satisfactory to Mortgagee in its sole judgment and grantee executing, prior to such sale or transfer, a written assumption agreement containing such terms as Mortgagee may require, a principal paydown on the Note, an increase in the rate of interest payable under the Note, a transfer fee, a modification of the term of the Note, and any other modification of the Loan Documents which Mortgagee may require. : NOTICE - THE DEBT SECURED HEREBY IS SUBJECT TO CALL IN FULL AND ANY AND ALL SWAP TRANSACTIONS ARE SUBJECT TO TERMINATION, OR THE TERMS THEREOF BEING MODIFIED IN THE EVENT OF SALE OR CONVEYANCE OF THE PROPERTY CONVEYED.

               (g) Transfer of Assets. Any sale, lease, conveyance, assignment, pledge, encumbrance, or transfer of all or any part of the other assets of Mortgagor, excluding the Property, voluntarily or involuntarily, whether by operation of law or otherwise, except: (i) sales or transfers in the ordinary course of Mortgagor’s business; and (ii) sales or transfers for which Mortgagor receives consideration substantially equivalent to the fair market value of the transferred asset.

               (h) Transfer of Ownership of Mortgagor. Any of the following:

          (i) the sale, pledge, encumbrance, assignment or transfer, voluntarily or involuntarily, whether by operation of law or otherwise, of any interest in Mortgagor (if Mortgagor is not a natural person but is a corporation, partnership, limited liability company, trust or other legal entity), without the prior written consent of Mortgagee (including, without limitation, if Mortgagor is a partnership or joint venture, the withdrawal from or admission into it of any general partner or joint venturer); or

          (ii) if Mortgagor or Guarantor (or a general partner, member or co-venturer of either of them) is a partnership, joint venture, limited liability company, trust or closely-held corporation, any sale, conveyance, transfer or other disposition of more than 10%, in the aggregate, of any class of the issued and outstanding capital stock of such closely-held corporation or of the beneficial interest of such partnership, venture, limited liability

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company or trust, or a change of any general partner, joint venturer, member or beneficiary, as the case may be, or, in the event Mortgagor or Guarantor (or a general partner, co-venturer, member or beneficiary, as the case may be, of either of them) is a publicly-held corporation, the sale, conveyance, transfer or other disposition of more than 10%, in the aggregate, of the stock-holdings of any of the five (5) individuals or entities that own the greatest number of shares of each class of issued and outstanding stock, or effectuates or permits a reduction in the aggregate direct and indirect ownership interests of Guarantor in Mortgagor below 50.1%, or effectuates or causes Acadia Realty Trust to fail to control the management of Guarantor and Mortgagor.

               (i) Grant of Easement, Etc. Without the prior written consent of Mortgagee, Mortgagor grants any easement or dedication, files any plat, condominium declaration, or restriction, or otherwise encumbers the Property, or seeks or permits any zoning reclassification or variance, unless such action is expressly permitted by the Loan Documents or does not affect the Property.

               (j) Abandonment. The owner of the Property abandons any of the Property.

               (k) Default Under Other Lien. A default or event of default occurs under any lien, security interest or assignment covering the Property or any part thereof (whether or not Mortgagee has consented, and without hereby implying Mortgagee’s consent, to any such lien, security interest or assignment not created hereunder), or Mortgagee of any such lien, security interest or assignment declares a default or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

               (l) Destruction. The Property is so demolished, destroyed or damaged that, in the reasonable opinion of Mortgagee, it cannot be restored or rebuilt with available funds to a profitable condition within a reasonable period of time and in any event, prior to the final maturity date of the Note.

               (m) Condemnation. (i) Any governmental authority shall require, or commence any proceeding for, the demolition of any building or structure comprising a part of the Premises, or (ii) there is commenced any proceeding to condemn or otherwise take pursuant to the power of eminent domain, or a contract for sale or a conveyance in lieu of such a taking is executed which provides for the transfer of, a material portion of the Premises, including but not limited to the taking (or transfer in lieu thereof) of any portion which would result in the blockage or substantial impairment of access or utility service to the Improvements or which would cause the Premises to fail to comply with any Legal Requirement.

               (n) Liquidation, Etc. The liquidation, termination, dissolution, merger, consolidation or failure to maintain good standing in the State of New York and/or the state of incorporation or organization, if different (or in the case of an individual, the death or legal incapacity) of Mortgagor, any owner of the Property or any person obligated to pay any part of the Secured Indebtedness.

               (o) Material, Adverse Change. In Mortgagee’s reasonable opinion, the prospect of payment of all or any part of the Secured Indebtedness has been impaired because of a material,

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adverse change in the financial condition, results of operations, business or properties of Mortgagor, any owner of the Property or any person liable, directly or indirectly, for any of the Secured Indebtedness, or of any general partner or joint venturer thereof (if such owner or other person is a partnership or joint venture).

               (p) Enforceability; Priority. Any Loan Document shall for any reason without Mortgagee’s specific written consent cease to be in full force and effect, or shall be declared null and void or unenforceable in whole or in part, or the validity or enforceability thereof, in whole or in part, shall be challenged or denied by any party thereto other than Mortgagee; or the liens, mortgages or security interests of Mortgagee in any of the Property become unenforceable in whole or in part, or cease to be of the priority herein required, or the validity or enforceability thereof, in whole or in part, shall be challenged or denied by Mortgagor or any person obligated to pay any part of the Secured Indebtedness.

               (q) Other Indebtedness. A default or event of default occurs under any document executed and delivered in connection with any other indebtedness (to Mortgagee or any other person or entity) of Mortgagor, the owner of the Property, any person obligated to pay any part of the Secured Indebtedness, or any person or entity which guarantees such other indebtedness.

               (r) Ground Lease. (A) A breach or default by Mortgagor under any condition or obligation contained in the Ground Lease shall occur, (B) there occurs any event or condition that gives Ground Lessor under the Ground Lease a right to terminate or cancel the Ground Lease, (C) the Ground Lease shall be surrendered or the Ground Lease shall be terminated or cancelled for any reason or under any circumstances whatsoever or (D) any of the terms, covenants or conditions of the Ground Lease shall in any manner be modified, changed or conditions of the Ground Lease shall in any manner be modified, changed, supplemented, altered or amended without the prior written consent of Mortgagee.

               (s) Fee Interest. This Mortgage shall fail to encumber the fee interest of the landlord under the Ground Lease if Mortgagor, Guarantor or any affiliate thereof shall become the owner of such fee interest.

               (t) Certain Other Agreements. (A) A breach or default by Mortgagor or Storage Facility Tenant under any condition or obligation contained in the Storage Facility Master Lease shall occur, (B) there occurs any event or condition that gives Mortgagor or Storage Facility Tenant under the Storage Facility Master Lease a right to terminate or cancel the Storage Facility Master Lease, (C) the Storage Facility Master Lease shall be surrendered or the Storage Facility Master Lease shall be terminated or cancelled for any reason or under any circumstances whatsoever, except as specifically permitted herein, or (D) any of the terms, covenants or conditions of the Storage Facility Master Lease shall in any manner be modified, changed, supplemented, altered or amended without the prior written consent of Mortgagee.

               (u) Storage Facility Tenant. Storage Facility Tenant shall dissolve or cease to exist during the term of the Loan, except in compliance with the provisions of the Loan Agreement.

               (v) Condominium Assessments. The Condominum Association shall file a lien against any of the Property for unpaid Condominium Assessments.

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          Section 4.2. Notice and Cure. If any provision of this Mortgage or any other Loan Document provides for Mortgagee to give to Mortgagor any notice regarding a default or incipient default, then if Mortgagee shall fail to give such notice to Mortgagor as provided, the sole and exclusive remedy of Mortgagor for such failure shall be to seek appropriate equitable relief to enforce the agreement to give such notice and to have any acceleration of the maturity of the Note and the Secured Indebtedness postponed or revoked and foreclosure proceedings in connection therewith delayed or terminated pending or upon the curing of such default in the manner and during the period of time permitted by such agreement, if any, and Mortgagor shall have no right to damages or any other type of relief not herein specifically set out against Mortgagee, all of which damages or other relief are hereby waived by Mortgagor. Nothing herein or in any other Loan Document shall operate or be construed to add on or make cumulative any cure or grace periods specified in any of the Loan Documents.

ARTICLE 5

Remedies

          Section 5.1. Certain Remedies. If a Default shall occur, Mortgagee may (but shall have no obligation to) exercise any one or more of the following remedies, without notice (unless notice is required by applicable statute):

               (a) Acceleration. Mortgagee may at any time and from time to time declare any or all of the Secured Indebtedness immediately due and payable and may terminate any and all Swap Transactions. Upon any such declaration, such Secured Indebtedness shall thereupon be immediately due and payable, and such Swap Transactions shall immediately terminate, without presentment, demand, protest, notice of protest, notice of acceleration or of intention to accelerate or any other notice or declaration of any kind, all of which are hereby expressly waived by Mortgagor. Without limitation of the foregoing, upon the occurrence of a default described in clauses (A), (C) or (D) of subparagraph (i) of paragraph (d) of Section 4.1, hereof, all of the Secured Indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, declaration or notice of acceleration or intention to accelerate, or any other notice, declaration or act of any kind, all of which are hereby expressly waived by Mortgagor.

               (b) Enforcement of Assignment of Rents. In addition to the rights of Mortgagee under Article 3 hereof, prior or subsequent to taking possession of any portion of the Property or taking any action with respect to such possession, Mortgagee may: (1) collect and/or sue for the Rents in Mortgagee’s own name, give receipts and releases therefor, and after deducting all expenses of collection, including attorneys’ fees and expenses, apply the net proceeds thereof to the Secured Indebtedness in such manner and order as Mortgagee may elect and/or to the operation and management of the Property, including the payment of management, brokerage and attorney’s fees and expenses; and (2) require Mortgagor to transfer all security deposits and records thereof to Mortgagee together with original counterparts of the Leases.

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               (c) Mortgagee’s Right to Enter and Take Possession, Operate and Apply Income.

          (i) Mortgagee may demand that Mortgagor surrender the actual possession of the Property and upon such demand, Mortgagor shall forthwith surrender same to Mortgagee and, to the extent permitted by law, Mortgagee itself, or by such officers or agents as it may appoint, may enter and take possession of all of the Property and may exclude Mortgagor and its agents and employees wholly therefrom.

          (ii) If Mortgagor shall for any reason fail to surrender or deliver the Property or any part thereof after Mortgagee’s demand, Mortgagee may obtain a judgment or order conferring on Mortgagee the right to immediate possession or requiring Mortgagor to deliver immediate possession to Mortgagee, to the entry of which judgment or decree Mortgagor hereby specifically consents.

          (iii) Mortgagee may from time to time: (A) continue and complete construction of, hold, store, use, operate, manage and control the Property and conduct the business thereof; (B) make all reasonably necessary maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional personal property; (C) insure or keep the Property insured; (D) exercise all the rights and powers of Mortgagor in its name or otherwise with respect to the same; and (E) enter into agreements with others (including, without limitation, new Leases or amendments, extensions, or cancellations to existing Leases) all as Mortgagee from time to time may determine in its sole discretion. Mortgagor hereby constitutes and irrevocably appoints Mortgagee its true and lawful attorney-in-fact, which appointment is coupled with an interest, with full power of substitution, and empowers said attorney or attorneys in the name of Mortgagor, but at the option of said attorney-in-fact, to do any and all acts and execute any and all agreements that Mortgagee may deem necessary or proper to implement and perform any and all of the foregoing.

               (d) Uniform Commercial Code. Mortgagee may exercise any or all of its rights and remedies under the Uniform Commercial Code as adopted by the State of New York as in effect from time to time, (or under the Uniform Commercial Code in force from time to time in any other state to the extent the same is applicable law) or other applicable law as well as all other rights and remedies possessed by Mortgagee, all of which shall be cumulative. Mortgagee is hereby authorized and empowered to enter the Property or other place where the collateral may be located without legal process, and to take possession of such personal property without notice or demand, which hereby are waived to the maximum extent permitted by the laws of the State of New York. Upon demand by Mortgagee, Mortgagor shall make such personal property available to Mortgagee at a place reasonably convenient to Mortgagee. Mortgagee may proceed under the Uniform Commercial Code as to all or any part of such personal property, and in conjunction therewith may exercise all of the rights, remedies and powers of a secured creditor under the Uniform Commercial Code. Any notification required by the Uniform Commercial Code shall be deemed reasonably and properly given if sent in accordance with the Notice provisions of this Mortgage at least ten (10) days before any sale or other disposition of such personal property. Mortgagee may choose to dispose of some or all of the property, in any combination consisting of both personal property and Property, in one or more public or private sales to be held in accordance with the Law and procedures applicable to real property, as

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permitted by Article 9 of the Uniform Commercial Code. Mortgagor agrees that such a sale of such personal property together with Property constitutes a commercially reasonable sale of such personal property.

               (e) Lawsuits. Mortgagee may proceed by a suit or suits in equity or at law, whether for collection of the indebtedness secured hereby, the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Property under the judgment or decree of any court or courts of competent jurisdiction. Mortgagor hereby assents to the passage of a decree for the sale of the Property by any equity court having jurisdiction.

               (f) Foreclosure. Mortgagee may:

          (1) sell the Mortgaged Property to the extent permitted and pursuant to the procedures provided by law (including, without limitation, in accordance with Article 14 of the New York Real Property Actions and Proceedings Law, regarding which Mortgagor hereby consents and agrees that notices thereunder (including notices of sale) may be given to Mortgagor in any of the manners specified for the giving of notices set forth in Section 6.13, and all estate, right, title and interest, claim and demand thereof, at one (1) or more sales as an entity or in parcels or parts, and at such time and place upon such terms and after such notice thereof as may be required or permitted by law; or

(2) institute proceedings for the complete or partial foreclosure hereof; or

          (3) take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Note, the Loan Agreement or herein, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Mortgagee shall elect.

          Any sale made hereunder may be as an entirety or in such parcels as Mortgagee may request. To the extent permitted by applicable law, any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. If the proceeds of such sale of less than the whole of the Property shall be less than the aggregate of the Secured Indebtedness, this Mortgage and the lien hereof shall remain in full force and effect as to the unsold portion of the Property just as though no sale had been made and the rights of Mortgagee to foreclose hereunder shall also apply to any future sales. A sale may cover not only the Property but also personal property and other interests which are a part of the Property, or any part thereof, as a unit and as a part of a single sale, or the sale may be of any part of the Property separately from the remainder of the Property. After each sale, Mortgagee shall make to the purchaser or purchasers at such sale good and sufficient conveyances, conveying the property so sold to the purchaser or purchasers in fee simple, subject to the Permitted Encumbrances (and to such leases and other matters, if any), and shall receive the proceeds of said sale or sales and apply the same as herein provided. In the event any sale hereunder is not completed or is defective in the opinion of Mortgagee, such sale shall not exhaust the rights hereunder and Mortgagee shall have the right to cause a subsequent sale or sales to be made hereunder. Any and all statements of fact or other recitals made in any deed or

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deeds or other conveyances given by Mortgagee as to nonpayment of the Secured Indebtedness or as to the occurrence of any default, or as to Mortgagee’s having declared all of said indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to any other act or thing having been duly done by Mortgagee shall be taken as prima facie evidence of the truth of the facts so stated and recited.

               (g) Receiver. Mortgagee may apply to any court of competent jurisdiction to have a receiver appointed to enter upon and take possession of the Property, collect the Rents therefrom and apply the same as the court may direct, such receiver to have all of the rights and powers permitted under the laws of the State of New York. To the extent permitted by law, the right of the appointment of such receiver shall be a matter of strict right without regard to the value or the occupancy of the Property or the solvency or insolvency of Mortgagor. The expenses, including receiver’s fees, attorneys’ fees, costs and agent’s commission incurred pursuant to the powers herein contained, together with interest thereon at the default rate under the Note, shall be secured hereby and shall be due and payable by Mortgagor immediately without notice or demand. Notwithstanding the appointment of any receiver or other custodian, Mortgagee shall be entitled as pledgee to the possession and control of any cash or deposits at the time held by, payable, or deliverable under the terms of this Mortgage to Mortgagee, and Mortgagee shall have the right to offset the unpaid Secured Indebtedness against any such cash or deposits in such order as Mortgagee may elect.

               (h) Termination of Commitment to Lend. Mortgagee may terminate any commitment or obligation to lend or disburse funds under any Loan Document or enter into any other credit arrangement to or for the benefit of Mortgagor.

               (i) Other Rights and Remedies. Mortgagee may exercise any and all other rights and remedies which Mortgagee may have under the Loan Documents, or at law or in equity or otherwise.

          Section 5.2. Application of Proceeds. Unless otherwise provided by applicable Law, all proceeds from the sale of the Property or any part thereof pursuant to the rights and remedies set forth in this Article 5 and any other proceeds received by Mortgagee from the exercise of any of its other rights and remedies hereunder or under the other Loan Documents shall be applied first to pay all Expenses and next in reduction of the other Secured Indebtedness, in such manner and order as Mortgagee may elect.

          Section 5.3. Remedies Cumulative and Concurrent. No right, power or remedy of Mortgagee as provided in the Note, this Mortgage, or the other Loan Documents is intended to be exclusive of any other right, power, or remedy of Mortgagee, but each and every such right, power and remedy shall be cumulative and concurrent and in addition to any other right, power or remedy available to Mortgagee now or hereafter existing at law or in equity and may be pursued separately, successively or together against Mortgagor, or any endorser, co-maker, surety or guarantor of the Secured Indebtedness, or the Property or any part thereof, or any one or more of them, at the sole discretion of Mortgagee. The failure of Mortgagee to exercise any such right, power or remedy shall in no event be construed as a waiver or release thereof.

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          Section 5.4. Waiver, Delay or Omission. No waiver of any Default hereunder shall extend to or affect any subsequent or any other Default then existing, or impair any rights, powers or remedies consequent thereon, and no delay or omission of Mortgagee to exercise any right, power or remedy shall be construed to waive any such Default or to constitute acquiescence therein.

          Section 5.5. Credit of Mortgagee. To the maximum extent permitted by the laws of the State of New York, upon any sale made under or by virtue of this Article, Mortgagee may bid for and acquire the Property, or any part thereof, and in lieu of paying cash therefor may apply to the purchase price, any portion of or all of the unpaid Secured Indebtedness in such order as Mortgagee may elect.

          Section 5.6. Sale. Any sale or sales made under or by virtue of this Article shall operate to divest all the estate, right, title, interest, claim and demand whatsoever at law or in equity, of Mortgagor and all persons, except tenants pursuant to Leases approved by Mortgagee, claiming by, through or under Mortgagor in and to the properties and rights so sold, whether sold to Mortgagee or to others.

          Section 5.7. Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, seizure of the Property by any Governmental Authority, or other judicial proceedings affecting Mortgagor, any endorser, co-maker, surety, or guarantor of the Secured Indebtedness, or any of their respective properties, Mortgagee, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have its claim allowed in such proceedings for the entire unpaid Secured Indebtedness at the date of the institution of such proceedings, and for any additional amounts which may become due and payable after such date.

          Section 5.8. Waiver of Redemption, Notice, Marshalling, Etc. Mortgagor hereby waives and releases, for itself and anyone claiming through, by, or under it, to the maximum extent permitted by the laws of the State of New York:

          (i) all benefit that might accrue to Mortgagor by virtue of any present or future law exempting the Property, or any part of the proceeds arising from any sale thereof, from attachment, levy or sale on execution, or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment,

(ii) unless specifically required herein, all notices of default, or Mortgagee’s actual exercise of any option or remedy under the Loan Documents, or otherwise, and

(iii) any right to have the Property marshaled.

          Section 5.9. Discontinuance of Proceedings. If Mortgagee shall have proceeded to enforce any right under any Loan Document and such proceedings shall have been discontinued or abandoned for any reason, then except as may be provided in any written agreement between Mortgagor and Mortgagee providing for the discontinuance or abandonment of such proceedings, Mortgagor and Mortgagee shall be restored to their former positions and the rights, remedies and powers of Mortgagee shall continue as if no such proceedings had been instituted.

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          Section 5.10. Mortgagee’s Actions. Mortgagee may, at any time without notice to any person and without consideration, do or refrain from doing any or all of the following actions, and neither Mortgagor, any endorser, co-maker, surety or guarantor of the Secured Indebtedness, nor any other person (hereinafter in this Section collectively referred to as the “Obligor”) now or hereafter liable for the payment and performance of the Secured Indebtedness shall be relieved from the payment and performance thereof, unless specifically released in writing by Mortgagee: (a) renew, extend or modify the terms of the Note, this Mortgage and the other Loan Documents, or any of them; (b) forbear or extend the time for the payment or performance of any or all of the Secured Indebtedness; (c) apply payments by any Obligor to the reduction of the unpaid Secured Indebtedness in such manner, in such amounts, and at such times and in such order and priority as Mortgagee may see fit; (d) release any Obligor; (e) substitute or release in whole or in part the Property or any other collateral or any portion thereof now or hereafter held as security for the Secured Indebtedness without affecting, disturbing or impairing in any manner whatsoever the validity and priority of the lien of this Mortgage upon the Property which is not released or substituted, or the validity and priority of any security interest of Mortgagee in such other collateral which is not released or substituted; (f) subordinate the lien of this Mortgage or the lien of any other security interest in any other collateral now or hereafter held as security for the Secured Indebtedness; (g) join in the execution of a plat or replat of the Land (provided, however, notwithstanding the foregoing, Mortgagee will join in such plat or replat of the Land so long as such plat or replat is acceptable to Mortgagee); (h) join in and consent to the filing of a declaration of condominium or declaration of restrictive covenants regarding all or any part of the Land; (i) consent to the granting of any easement on the Land; and (j) generally deal with any obligor or any other party as Mortgagee may see fit.

          Section 5.11. Other Remedies. Mortgagee shall have the right from time to time to protect, exercise and enforce any legal or equitable remedy against Mortgagor provided under the Loan Documents or by applicable Laws.

ARTICLE 6

Miscellaneous

          Section 6.1. Scope of Mortgage. This Mortgage is a Mortgage of both real and personal property, a security agreement, an assignment of rents and leases, a financing statement and fixture filing and a collateral assignment, and also covers proceeds and fixtures.

          Section 6.2. Effective as a Financing Statement. This Mortgage shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Property and is to be filed for record in the real estate records of each county where any part of the Property (including said fixtures) is situated. This Mortgage shall also be effective as a financing statement covering as-extracted collateral (including oil and gas), accounts and general intangibles under the New York Uniform Commercial Code, as in effect from time to time, and the Uniform Commercial Code, as in effect from time to time, in any other state where the Property is situated which will be financed at the wellhead or minehead of the wells or mines located on the Property and is to be filed for record in the real estate records of each county where any part of the Property is situated. This Mortgage shall also be effective as a financing

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statement covering any other Property and may be filed in any other appropriate filing or recording office. The mailing address of Mortgagor and Mortgagee are set forth in the preamble of this Mortgage and the address of Mortgagee from which information concerning the security interests hereunder may be obtained is the address of Mortgagee set forth at the end of this Mortgage. A carbon, photographic or other reproduction of this Mortgage or of any financing statement relating to this Mortgage shall be sufficient as a financing statement for any of the purposes referred to in this Section.

          Section 6.3. Notice to Account Debtors. In addition to the rights granted elsewhere in this Mortgage, Mortgagee may at any time notify the account debtors or obligors of any accounts, chattel paper, general intangibles, negotiable instruments or other evidences of indebtedness included in the Collateral to pay Mortgagee directly.

          Section 6.4. Waiver by Mortgagee. Mortgagee may at any time and from time to time by a specific writing intended for the purpose: (a) waive compliance by Mortgagor with any covenant herein made by Mortgagor to the extent and in the manner specified in such writing; (b) consent to Mortgagor’s doing any act which hereunder Mortgagor is prohibited from doing, or to Mortgagor’s failing to do any act which hereunder Mortgagor is required to do, to the extent and in the manner specified in such writing; (c) release any part of the Property or any interest therein from the lien and security interest of this Mortgage, without the joinder of Mortgagee; or (d) release any party liable, either directly or indirectly, for the Secured Indebtedness or for any covenant herein or in any other Loan Document, without impairing or releasing the liability of any other party. No such act shall in any way affect the rights or powers of Mortgagee or Mortgagee hereunder except to the extent specifically agreed to by Mortgagee in such writing.

          Section 6.5. No Impairment of Security. The lien, security interest and other security rights of Mortgagee hereunder or under any other Loan Document shall not be impaired by any indulgence, moratorium or release granted by Mortgagee including, but not limited to, any renewal, extension or modification which Mortgagee may grant with respect to any Secured Indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which Mortgagee may grant in respect of the Property, or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any Secured Indebtedness. The taking of additional security by Mortgagee shall not release or impair the lien, security interest or other security rights of Mortgagee hereunder or affect the liability of Mortgagor or of any endorser, guarantor or surety, or improve the right of any junior lien Mortgagee in the Property (without implying hereby Mortgagee’s consent to any junior lien).

          Section 6.6. Acts Not Constituting Waiver by Mortgagee. Mortgagee may waive any default without waiving any other prior or subsequent default. Mortgagee may remedy any default without waiving the default remedied. Neither failure by Mortgagee to exercise, nor delay by Mortgagee in exercising, nor discontinuance of the exercise of any right, power or remedy (including but not limited to the right to accelerate the maturity of the Secured Indebtedness or any part thereof) upon or after any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Mortgagee of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or

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waiver of any provision hereof nor consent to any departure by Mortgagor therefrom shall in any event be effective unless the same shall be in writing and signed by Mortgagee and then such waiver or consent shall be effective only in the specific instance, for the purpose for which given and to the extent therein specified. No notice to nor demand on Mortgagor in any case shall of itself entitle Mortgagor to any other or further notice or demand in similar or other circumstances. Remittances in payment of any part of the Secured Indebtedness other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Mortgagee in immediately available U.S. funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Mortgagee of any payment in an amount less than the amount then due on any Secured Indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder notwithstanding any notation on or accompanying such partial payment to the contrary.

          Section 6.7. Mortgagor’s Successors. If the ownership of the Property or any part thereof becomes vested in a person other than Mortgagor, Mortgagee may, without notice to Mortgagor, deal with such successor or successors in interest with reference to this Mortgage and to the Secured Indebtedness in the same manner as with Mortgagor, without in any way vitiating or discharging Mortgagor’s liability hereunder or for the payment of the indebtedness or performance of the obligations secured hereby. No transfer of the Property, no forbearance on the part of Mortgagee, and no extension of the time for the payment of the Secured Indebtedness given by Mortgagee shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Mortgagor hereunder for the payment of the indebtedness or performance of the obligations secured hereby or the liability of any other person hereunder for the payment of the indebtedness secured hereby. Each Mortgagor agrees that it shall be bound by any modification of this Mortgage or any of the other Loan Documents made by Mortgagee and any subsequent owner of the Property, with or without notice to such Mortgagor, and no such modifications shall impair the obligations of such Mortgagor under this Mortgage or any other Loan Document. Nothing in this Section or elsewhere in this Mortgage shall be construed to imply Mortgagee’s consent to any transfer of the Property.

          Section 6.8. Place of Payment. All Secured Indebtedness which may be owing hereunder at any time by Mortgagor shall be payable at the place designated in the Note (or if no such designation is made, at the address of Mortgagee indicated at the end of this Mortgage).

          Section 6.9. Subrogation to Existing Liens; Vendor’s Lien. To the extent that proceeds of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Mortgagee at Mortgagor’s request, and Mortgagee shall be subrogated to any and all rights, security interests and liens owned by any owner or Mortgagee of such outstanding liens, security interests, charges or encumbrances, however remote, irrespective of whether said liens, security interests, charges or encumbrances are released, and all of the same are recognized as valid and subsisting and are renewed and continued and merged herein to secure the Secured Indebtedness, but the terms and provisions of this Mortgage shall govern and control the manner and terms of enforcement of the liens, security interests, charges and encumbrances to which Mortgagee is subrogated hereunder. It is expressly understood that, in consideration of the payment of such

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indebtedness by Mortgagee, Mortgagor hereby waives and releases all demands and causes of action for offsets and payments in connection with the said indebtedness. If all or any portion of the proceeds of the loan evidenced by the Note or of any other secured indebtedness has been advanced for the purpose of paying the purchase price for all or a part of the Property, no vendor’s lien is waived; and Mortgagee shall have, and is hereby granted, a vendor’s lien on the Property as cumulative additional security for the secured indebtedness. Mortgagee may foreclose under this Mortgage or under the vendor’s lien without waiving the other or may foreclose under both.

          Section 6.10. Application of Payments to Certain Indebtedness. If any part of the Secured Indebtedness cannot be lawfully secured by this Mortgage or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Mortgage.

          Section 6.11. Nature of Loan; Compliance with Usury Laws. The loan evidenced by the Note is being made solely for the purpose of carrying on or acquiring a business or commercial enterprise. It is the intent of Mortgagor and Mortgagee and all other parties to the Loan Documents to conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements between Mortgagee and Mortgagor (or any other party liable with respect to any indebtedness under the Loan Documents) are hereby limited by the provisions of this Section which shall override and control all such agreements, whether now existing or hereafter arising. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged, chargeable, or received under this Mortgage, the Note or any other Loan Document or otherwise, exceed the maximum nonusurious amount permitted by applicable law (the “Maximum Amount”). If, from any possible construction of any document, interest would otherwise be payable in excess of the Maximum Amount, any such construction shall be subject to the provisions of this Section and such document shall ipso facto be automatically reformed and the interest payable shall be automatically reduced to the Maximum Amount, without the necessity of execution of any amendment or new document. If Mortgagee shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the Maximum Amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the Secured Indebtedness in the inverse order of its maturity and not to the payment of interest, or refunded to Mortgagor or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal. The right to accelerate maturity of the Note or any other Secured Indebtedness does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Mortgagee does not intend to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid to Mortgagee shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the Maximum Amount. As used in this Section, the term “applicable law” shall mean the laws of the State of New York or the federal laws of the United

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States applicable to this transaction, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

          Section 6.12. Releases.

               (a) Release of Mortgage. If all of the Secured Indebtedness is paid as the same becomes due and payable and all of the covenants, warranties, undertakings and agreements made in this Mortgage are kept and performed, and all Swap Transactions and all other obligations, if any, of Mortgagee for further advances have been terminated, then, and in that event only, all rights under this Mortgage shall terminate (except to the extent expressly provided herein with respect to indemnifications, representations and warranties and other rights which are to continue following the release hereof) and the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, and such liens and security interests shall be released by Mortgagee in due form at Mortgagor’s cost. Without limitation, all provisions herein for indemnity of Mortgagee or Mortgagee shall survive discharge of the Secured Indebtedness, the termination of any and all Swap Transactions and any foreclosure, release or termination of this Mortgage.

               (b) Partial Releases; No Release in Default. Partial releases of the lien of this Mortgage shall be made in accordance with the terms and provisions of Exhibit C attached hereto and by this reference made a part hereof, or in accordance with such other terms and conditions as may subsequently be agreed to by Mortgagee. If no such Exhibit C is attached hereto, then there are no terms and provisions for partial releases, to which Mortgagee and Mortgagor have agreed at this time. In any event, no partial release shall be sought, requested or required if any Default has occurred which has not been cured.

               (c) Effect of Partial Release. Mortgagee may, regardless of consideration, cause the release of any part of the Property from the lien of this Mortgage without in any manner affecting or impairing the lien or priority of this Mortgage as to the remainder of the Property.

               (d) Release Fee. If permitted by applicable law Mortgagor shall pay to Mortgagee, at the time of each partial or complete release of the lien of this Mortgage, a release fee in the amount of $25.00 if the release instrument is delivered to Mortgagee for execution or $50.00, if Mortgagee is required to prepare the release instrument. In addition, Mortgagor shall pay to Mortgagee a fee in the amount of $25.00 for each other document or instrument which Mortgagor requires Mortgagee to execute.

          Section 6.13. Notices. All notices, requests, consents, demands and other communications required or which any party desires to give hereunder or under any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by nationally recognized overnight courier service, or by registered or certified United States mail, postage prepaid, addressed to the party to whom directed at the addresses specified in this Mortgage (unless changed by similar notice in writing given by the particular party whose address is to be changed) or by facsimile. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case

39

of facsimile, upon receipt; provided that, service of a notice required by any applicable statute shall be considered complete when the requirements of that statute are met. Notwithstanding the foregoing, no notice of change of address shall be effective except upon receipt. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any person in any situation or for any reason.

          Section 6.14. Invalidity of Certain Provisions. A determination that any provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Mortgage to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

          Section 6.15. Gender; Titles; Construction. Within this Mortgage, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions. The use of the words “herein,” “hereof,” “hereunder” and other similar compounds of the word “here” shall refer to this entire Mortgage and not to any particular Article, Section, paragraph or provision. The term “person” and words importing persons as used in this Mortgage shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations, limited liability companies and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

          Section 6.16. Reporting Compliance. Mortgagor agrees to comply with any and all reporting requirements applicable to the transaction evidenced by the Note and secured by this Mortgage which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, including but not limited to The International Investment Survey Act of 1976, The Agricultural Foreign Investment Disclosure Act of 1978, The Foreign Investment in Real Property Tax Act of 1980 and the Tax Reform Act of 1984 and further agrees upon request of Mortgagee to furnish Mortgagee with evidence of such compliance.

          Section 6.17. Mortgagee’s Consent. Except where otherwise expressly provided herein, in any instance hereunder where the approval, consent or the exercise of judgment of Mortgagee is required or requested, (a) the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of Mortgagee, and Mortgagee shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or Mortgagee’s judgment, and (b) no approval or consent of Mortgagee shall be deemed to have been given except by a specific writing intended for the purpose and executed by an authorized representative of Mortgagee.

          Section 6.18. Mortgagor. Unless the context clearly indicates otherwise, as used in this Mortgage, “Mortgagor” means Mortgagors named in Section 1.1 hereof or any of them. The

40

obligations of Mortgagor hereunder shall be joint and several. If any Mortgagor, or any signatory who signs on behalf of any Mortgagor, is a corporation, partnership or other legal entity, Mortgagor and any such signatory, and the person or persons signing for it, represent and warrant to Mortgagee that this instrument is executed, acknowledged and delivered by Mortgagor’s duly authorized representatives. If Mortgagor is an individual, no power of attorney granted by Mortgagor herein shall terminate on Mortgagor’s disability.

          Section 6.19. Execution; Recording. This Mortgage has been executed in several counterparts, all of which are identical, and all of which counterparts together shall constitute one and the same instrument. The date or dates reflected in the acknowledgments hereto indicate the date or dates of actual execution of this Mortgage, but such execution is as of the date shown on the first page hereof, and for purposes of identification and reference the date of this Mortgage shall be deemed to be the date reflected on the first page hereof. Mortgagor will cause this Mortgage and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such manner and in such places as or Mortgagee shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

          Section 6.20. Successors and Assigns. The terms, provisions, covenants and conditions hereof shall be binding upon Mortgagor, and the heirs, devisees, representatives, successors and assigns of Mortgagor, and shall inure to the benefit of Mortgagee and shall constitute covenants running with the Land. All references in this Mortgage to Mortgagor shall be deemed to include all such heirs, devisees, representatives, successors and assigns of Mortgagor.

          Section 6.21. Modification or Termination. The Loan Documents may only be modified or terminated by a written instrument or instruments intended for that purpose and executed by the party against which enforcement of the modification or termination is asserted. Any alleged modification or termination which is not so documented shall not be effective as to any party.

          Section 6.22. No Partnership, Etc. The relationship between Mortgagee and Mortgagor is solely that of mortgagee and mortgagor. Mortgagee has no fiduciary or other special relationship with Mortgagor. Nothing contained in the Loan Documents is intended to create any partnership, joint venture, association or special relationship between Mortgagor and Mortgagee or in any way make Mortgagee a co-principal with Mortgagor with reference to the Property. All agreed contractual duties between or among Mortgagee and Mortgagor and are set forth herein and in the other Loan Documents and any additional implied covenants or duties are hereby disclaimed. Any inferences to the contrary of any of the foregoing are hereby expressly negated.

          Section 6.23. Priority of Lien. This Mortgage shall be, and shall at all times remain, subject and subordinate to the mortgages described in, and consolidated and modified by, that certain Fee and Leasehold Mortgage Consolidation and Modification Agreement by and between Mortgagor and Mortgagee in the amount of $31,553,701.89 dated as of the date hereof, as the same may be modified, amended and/or restated from time to time, and the lien imposed by such mortgage.

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          Section 6.24. Applicable Law. THIS MORTGAGE, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY NEW YORK LAW AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH AND PURSUANT TO THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK ARE GOVERNED BY THE LAWS OF SUCH OTHER JURISDICTION.

          Section 6.25. Entire Agreement. The Loan Documents constitute the entire understanding and agreement between Mortgagor and Mortgagee with respect to the transactions arising in connection with the Secured Indebtedness and supersede all prior written or oral understandings and agreements between Mortgagor and Mortgagee with respect to the matters addressed in the Loan Documents. Mortgagor hereby acknowledges that, except as incorporated in writing in the Loan Documents, there are not, and were not, and no persons are or were authorized by Mortgagee to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents.

          Section 6.26. Forum. Mortgagor hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the jurisdiction of any state court or any United States federal court sitting in the State of New York and to the jurisdiction of any state court or any United States federal court sitting in the state in which any of the Property is located, over any Dispute. Mortgagor hereby irrevocably waives, to the fullest extent permitted by Law, any objection that Mortgagor may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum. Mortgagor hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any state court or any United States federal court sitting in the State of New York may be made by certified or registered mail, return receipt requested, directed to Mortgagor at its address for notice set forth in this Mortgage, or at a subsequent address of which Mortgagee received actual notice from Mortgagor in accordance with the notice section of this Mortgage, and service so made shall be complete five (5) days after the same shall have been so mailed. Nothing herein shall affect the right of Mortgagee to serve process in any manner permitted by Law or limit the right of Mortgagee to bring proceedings against Mortgagor in any other court or jurisdiction.

          Section 6.27. WAIVER OF JURY TRIAL. WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO ARBITRATE ANY DISPUTE AS SET FORTH IN THIS MORTGAGE, TO THE EXTENT ANY DISPUTE IS NOT SUBMITTED TO ARBITRATION OR IS DEEMED BY THE ARBITRATOR OR BY ANY COURT WITH JURISDICTION TO BE NOT ARBITRABLE OR NOT REQUIRED TO BE ARBITRATED, MORTGAGOR AND MORTGAGEE WAIVE TRIAL BY JURY IN RESPECT OF ANY SUCH DISPUTE AND ANY ACTION ON SUCH DISPUTE. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY MORTGAGOR AND MORTGAGEE, AND MORTGAGOR AND MORTGAGEE HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY PERSON

42

OR ENTITY TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THE LOAN DOCUMENTS. MORTGAGOR AND MORTGAGEE ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF JURY TRIAL. MORTGAGOR FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS MORTGAGE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

          Section 6.28. Cross-Default. The Loan shall be cross-defaulted with all other loans which Mortgagor shall have from Lenders during the term of the Loan, whether existing as of the date of this Agreement subsequently made. A default under any of the above-described loans shall constitute a Default under the Loan. A Default under the Loan shall constitute a Default under the above-described other loans. To the extent not prohibited by applicable law, if Mortgagee, at its option, avails itself of this cross-default provision, Mortgagee shall have the option to pursue its remedies in any combinations and against any or all of Mortgagee’s security for the aforesaid loans, whether successively, concurrently or otherwise.

          Section 6.29. Substitute Mortgages. Mortgagor and Mortgagee shall, upon their mutual agreement to do so, execute such documents as may be necessary in order to effectuate the modification hereof, including the execution of substitute mortgages, so as to create two (2) or more liens on the Mortgaged Property in such amounts as may be mutually agreed upon but in no event to exceed, in the aggregate, the Mortgage Amount; in such event, Mortgagor covenants and agrees to pay the reasonable fees and expenses of Mortgagee and its counsel in connection with any such modification.

          Section 6.30. Satisfaction or Assignment of Mortgage. Upon payment in full of all sums, and the performance of all obligations, secured hereby in accordance with the terms and conditions of this Mortgage and the other Loan documents, Mortgagee shall deliver a satisfaction or release of this Mortgage or, at Mortgagor’s option to be exercised in writing, an assignment hereof, in either case in proper form of recording. As a condition to any such satisfaction or assignment, Mortgagor covenants and agrees to pay Mortgagee’s reasonable fees and expenses (including attorneys’ fees and expenses) in connection therewith. Upon any such satisfaction or assignment, Mortgagee shall, automatically and without the need for any other further documentation, be absolutely and unconditionally released from any and all claims or liabilities in connection with the Loan. In addition, Mortgagor hereby indemnifies and agrees to hold Mortgagee harmless from and against any and all claims and liabilities arising out of the satisfaction or assignment hereof, such indemnification to survive any such satisfaction or assignment.

          Section 6.31. New York Provisions. (a) Mortgagor hereby makes the following statement: “This Mortgage does not cover real property principally improved or to be improved by one (1) or more structures containing in the aggregate not more than six (6) residential

43

dwelling, each having its own separate cooking facilities.” and (b) the covenants and conditions contained herein, other than those included in the New York Statutory Short Form of Mortgage, shall be construed as affording to Mortgagee rights additional to, and not exclusive of, the rights conferred under the provisions of Section 254 of the Real Property Law of the State of New York.

          Section 6.32. Ground Lease Required Provision. This Mortgage is executed upon the condition that no purchaser at any foreclosure sale shall acquire any right, title or interest in and to the lease hereby mortgaged (the Ground Lease), unless the said purchaser, or the person, firm or corporation to whom or to which such purchaser’s right has been assigned, assumes and agrees to perform all of the terms, covenants and conditions of said lease (the Ground Lease) thereafter to be observed or performed on the part of tenant thereunder, and that a duplicate original of said instrument containing such assumption agreement, duly executed and acknowledged of such purchaser or such assignee and in recordable form, is delivered to Ground Lessor under said lease within seven (7) days after the consummation of such sale and, in any event, prior to taking possession of the Premises demised thereby. No further or additional mortgage or assignment of said lease shall be made except in accordance with the provisions in Article Eleven of said lease (the Ground Lease).

[Remainder of page intentionally left blank]

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          IN WITNESS WHEREOF, Mortgagor has executed this Mortgage as an instrument under seal as of the date first written on page 1 hereof.

P/A-ACADIA PELHAM MANOR, LLC, a Delaware limited liability company

By	/s/ Robert Masters

Robert Masters
Senior Vice President

STATE OF NEW YORK	)
: ss.:
COUNTY OF WESTCHESTER	)

          On the 22nd day of November in the year 2010, before me, the undersigned, a notary public in and for said state, personally appeared Robert Masters, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Debra Leibler-Jones

Notary Public

My Commission Expires:	Debra Leibler-Jones
State of New York
4/20/14	No. 01LE6005995
Qualified in Dutchess County

EXHIBIT A

Land

PARCEL 1 - Fee Parcel (Lot 8.3)

ALL THAT CERTAIN plot, piece or parcel of land, situate, lying and being in the Village of Pelham Manor, Town of Pelham, Westchester County of Westchester and State of New York, being more particularly bounded and described as follows:

BEGINNING AT A POINT ON THE SOUTHERLY LINE OF SECOR LANE (50 FOOT WIDE), SAID POINT BEING DISTANT 374.53 FEET ON A COURSE OF NORTH 63 DEGREES – 57 MINUTES – 50 SECONDS EAST FROM A POINT AT THE NORTHEASTERLY TERMINUS OF A CURVE CONNECTING THE SOUTHERLY LINE OF SECOR LANE WITH THE EASTERLY LINE OF PELHAM PARKWAY (A.K.A. C.R. 70 – VARIABLE WIDTH), AND FROM SAID POINT OF BEGINNING RUNNING THENCE;

1.	ALONG THE SOUTHERLY LINE OF SECOR LANE, NORTH 63 DEGREES – 57 MINUTES – 50 SECONDS EAST, A DISTANCE OF 80.00 FEET TO A POINT, THENCE;

2.

ALONG THE DIVIDING LINE BETWEEN LOT 8.3 AND LOT 8.1, BLOCK 1, SOUTH 26 DEGREES – 02 MINUTES – 10 SECONDS EAST, A DISTANCE OF 100.00 FEET TO A POINT, THENCE; ALONG THE DIVIDING LINE BETWEEN LOT 8.3 AND LOT 8.1, BLOCK 1, THE FOLLOWING THREE (3) COURSES:

3.	SOUTH 63 DEGREES – 57 MINUTES – 50 SECONDS WEST, A DISTANCE OF 100.00 FEET TO A POINT, THENCE;

4.	NORTH 26 DEGREES – 02 MINUTES – 10 SECONDS EAST, A DISTANCE OF 80.00 FEET TO A POINT OF CURVATURE, THENCE;

5.

ALONG A CURVE TO THE RIGHT, HAVING A RADIUS OF 20.00 FEET, TURNING A CENTRAL ANGLE OF 90 DEGREES – 00 MINUTES – 00 SECONDS, WITH AN ARC LENGTH OF 31.42 FEET, THE CHORD OF WHICH BEARS NORTH 18 DEGREES – 58 MINUTES – 11 SECONDS EAST, A CHORD DISTANCE OF 28.28 FEET TO THE POINT AND PLACE OF BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTIONS IS BASED UPON A SURVEY MADE BY CONTROL POINT ASSOCIATES, INC. DATED 7/7/10 AND AS FURTHER CERTIFIED ON 11/18/10 BY JOHN P. LYNCH (CONTROL POINT ASSOCIATES, INC.)

PARCEL 2 - Ground Lease Parcel (Lot 8.1)

ALL THAT CERTAIN plot, piece or parcel of land, situate, lying and being in the Village of Pelham Manor, Town of Pelham, Westchester County of Westchester and State of New York, being more particularly bounded and described as follows:

BEGINNING AT A POINT ON THE SOUTHERLY LINE OF SECOR LANE (50 FOOT WIDE), SAID POINT BEING AT THE NORTHEASTERLY TERMINUS OF A CURVE CONNECTING THE SOUTHERLY LINE OF SECOR LANE WITH THE EASTERLY LINE OF PELHAM PARKWAY (A.K.A. C.R. 70 – VARIABLE WIDTH), AND FROM SAID POINT OF BEGINNING RUNNING THENCE;

1.

ALONG THE SOUTHERLY LINE OF SECOR LANE, NORTH 63 DEGREES – 57 MINUTES – 50 SECONDS EAST, A DISTANCE OF 374.53 FEET TO A POINT OF NON-TANGENT CURVATURE, THENCE; ALONG THE DIVIDING LINE BETWEEN LOT 8.1 AND LOT 8.3, BLOCK 1 THE FOLLOWING THREE (3) COURSES:

2.

ALONG A CURVE TO THE LEFT, HAVING A RADIUS OF 20.00 FEET, TURNING A CENTRAL ANGLE OF 90 DEGREES – 00 MINUTES – 00 SECONDS, WITH AN ARC LENGTH OF 31.42 FEET, THE CHORD OF WHICH BEARS SOUTH 18 DEGREES – 58 MINUTES – 11 SECONDS WEST, A CHORD DISTANCE OF 28.28 FEET TO A POINT OF TANGENCY, THENCE;

3.	SOUTH 26 DEGREES – 02 MINUTES – 10 SECONDS EAST, A DISTANCE OF 80.00 FEET TO A POINT, THENCE;

4.	NORTH 63 DEGREES – 57 MINUTES – 50 SECONDS EAST, A DISTANCE OF 100.00 FEET TO A POINT, THENCE; ALONG THE DIVIDING LINE BETWEEN LOT 8.1 AND LOT 8.2, BLOCK 1 THE FOLLOWING THREE (3) COURSES:

5.	SOUTH 26 DEGREES – 02 MINUTES – 10 SECONDS EAST, A DISTANCE OF 121.90 FEET TO A POINT, THENCE;

6.	NORTH 63 DEGREES – 57 MINUTES – 50 SECONDS EAST, A DISTANCE OF 176.92 FEET TO A POINT, THENCE;

7.	NORTH 26 DEGREES – 02 MINUTES – 10 SECONDS WEST, A DISTANCE OF 221.90 FEET TO A POINT ON THE AFOREMENTIONED SOUTHERLY LINE OF SECOR LANE, THENCE;

8.	ALONG THE SOUTHERLY LINE OF SECOR LANE, NORTH 63 DEGREES – 57 MINUTES – 50 SECONDS EAST, A DISTANCE OF 449.97 FEET TO A POINT OF CURVATURE, THENCE;

9.

CONTINUING ALONG THE SOUTHERLY LINE OF SECOR LANE ON A CURVE TO THE RIGHT, HAVING A RADIUS OF 650.00 FEET, TURNING A CENTRAL ANGLE OF 11 DEGREES – 45 MINUTES – 00 SECONDS, WITH AN ARC LENGTH OF 133.30 FEET, THE CHORD OF WHICH BEARS NORTH 69 DEGREES – 50 MINUTES – 19 SECONDS EAST, A CHORD DISTANCE OF 133.06 FEET TO A POINT, THENCE; ALONG THE WESTERLY LINE OF HUTCHINSON RIVER PARKWAY (VARIABLE WIDTH) THE FOLLOWING SEVEN (7) COURSES:

2

10.	SOUTH 10 DEGREES – 37 MINUTES – 00 SECONDS EAST, A DISTANCE OF 406.03 FEET TO A POINT, THENCE;

11.	SOUTH 08 DEGREES – 04 MINUTES – 18 SECONDS EAST, A DISTANCE OF 152.58 FEET TO A POINT, THENCE;

12.	SOUTH 81 DEGREES – 55 MINUTES – 42 SECONDS WEST, A DISTANCE OF 125.00 FEET TO A POINT, THENCE;

13.	SOUTH 08 DEGREES – 04 MINUTES – 18 SECONDS EAST, A DISTANCE OF 350.40 FEET TO A POINT OF NON-TANGENT CURVATURE, THENCE;

14.

ALONG A CURVE TO THE LEFT, HAVING A RADIUS OF 375.00 FEET, TURNING A CENTRAL ANGLE OF 15 DEGREES – 22 MINUTES – 08 SECONDS, WITH AN ARC LENGTH OF 100.59 FEET, THE CHORD OF WHICH BEARS SOUTH 72 DEGREES – 19 MINUTES – 21 SECONDS WEST, A CHORD DISTANCE OF 100.29 FEET TO A POINT OF TANGENCY, THENCE;

15.	SOUTH 63 DEGREES – 57 MINUTES – 50 SECONDS WEST, A DISTANCE OF 4.45 FEET TO A POINT, THENCE;

16.	SOUTH 26 DEGREES – 04 MINUTES – 30 SECONDS EAST, A DISTANCE OF 188.85 FEET TO A POINT, THENCE;

17.

ALONG THE COMMON DIVIDING LINE BETWEEN LOT 8.1 AND LOT 4, BLOCK 1 AND THE WESTERLY LINE OF HUTCHINSON RIVER PARKWAY, SOUTH 63 DEGREES – 55 MINUTES – 30 SECONDS WEST, A DISTANCE OF 156.73 FEET TO A POINT, THENCE; ALONG THE DIVIDING LINE BETWEEN LOT 8.1 AND LOT 3, BLOCK 1 THE FOLLOWING EIGHT (8) COURSES:

18.	NORTH 24 DEGREES – 04 MINUTES – 30 SECONDS WEST, A DISTANCE OF 82.31 FEET TO A POINT, THENCE;

19.	NORTH 63 DEGREES – 55 MINUTES – 30 SECONDS EAST, A DISTANCE OF 10.33 FEET TO A POINT, THENCE;

20.	NORTH 26 DEGREES – 04 MINUTES – 30 SECONDS WEST, A DISTANCE OF 19.84 FEET TO A POINT, THENCE;

21.	SOUTH 63 DEGREES – 55 MINUTES – 30 SECONDS WEST, A DISTANCE OF 10.33 FEET TO A POINT, THENCE;

22.	NORTH 26 DEGREES – 04 MINUTES – 30 SECONDS WEST, A DISTANCE OF 90.59 FEET TO A POINT, THENCE;

23.	NORTH 63 DEGREES – 55 MINUTES – 30 SECONDS EAST, A DISTANCE OF 4.05 FEET TO A POINT, THENCE;

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24.	NORTH 26 DEGREES – 04 MINUTES – 30 SECONDS WEST, A DISTANCE OF 9.55 FEET TO A POINT, THENCE;

25.	SOUTH 63 DEGREES – 55 MINUTES – 30 SECONDS WEST, A DISTANCE OF 227.32 FEET TO A POINT ON THE AFOREMENTIONED EASTERLY LINE OF PELHAM PARKWAY, THENCE;

26.	ALONG THE EASTERLY LINE OF PELHAM PARKWAY, NORTH 26 DEGREES – 04 MINUTES – 30 SECONDS WEST, A DISTANCE OF 296.81 FEET TO A POINT, THENCE;

27.	CONTINUING ALONG THE EASTERLY LINE OF PELHAM PARKWAY, NORTH 62 DEGREES – 43 MINUTES – 40 SECONDS WEST, A DISTANCE OF 609.10 FEET TO A POINT OF CURVATURE, THENCE;

28.

ALONG A CURVE TO THE RIGHT, HAVING A RADIUS OF 20.00 FEET, TURNING A CENTRAL ANGLE OF 126 DEGREES – 41 MINUTES – 30 SECONDS, WITH AN ARC LENGTH OF 44.22 FEET, THE CHORD OF WHICH BEARS NORTH 00 DEGREES – 37 MINUTES – 42 SECONDS EAST, A CHORD DISTANCE OF 35.75 FEET TO THE POINT AND PLACE OF BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTION IS BASED UPON A SURVEY MADE BY CONTROL POINT ASSOCIATES, INC. DATED 7/7/10 AND AS FURTHER CERTIFIED ON 11/18/10 BY JOHN P. LYNCH (CONTROL POINT ASSOCIATES, INC.)

PARCEL 3 - Ground Lease Parcel (Lot 8.2)

ALL THAT CERTAIN plot, piece or parcel of land, situate, lying and being in the Village of Pelham Manor, Town of Pelham, Westchester County of Westchester and State of New York, being more particularly bounded and described as follows:

BEGINNING AT A POINT ON THE SOUTHERLY LINE OF SECOR LANE (50 FOOT WIDE), SAID POINT BEING DISTANT 454.53 FEET ON A COURSE OF NORTH 63 DEGREES – 57 MINUTES – 50 SECONDS EAST FROM A POINT AT THE NORTHEASTERLY TERMINUS OF A CURVE CONNECTING THE SOUTHERLY LINE OF SECOR LANE WITH THE EASTERLY LINE OF PELHAM PARKWAY (A.K.A. C.R. 70 – VARIABLE WIDTH), AND FROM SAID POINT OF BEGINNING RUNNING THENCE;

1.

ALONG THE SOUTHERLY LINE OF SECOR LANE, NORTH 63 DEGREES – 57 MINUTES – 60 SECONDS EAST, A DISTANCE OF 176.92 FEET TO A POINT, THENCE; ALONG THE DIVIDING LINE BETWEEN LOT 8.2 AND LOT 8.1, BLOCK 1 THE FOLLOWING TWO (2) COURSES:

2.	SOUTH 26 DEGREES – 02 MINUTES – 10 SECONDS EAST, A DISTANCE OF 221.90 FEET TO A POINT, THENCE;

3.	SOUTH 63 DEGREES – 57 MINUTES – 50 SECONDS WEST, A DISTANCE OF 176.92 FEET TO A POINT, THENCE;

4

4.	ALONG THE DIVIDING LINE BETWEEN LOT 8.2 AND LOTS 8.1 AND 8.3, BLOCK 1, NORTH 26 DEGREES – 02 MINUTES – 10 SECONDS EAST, A DISTANCE OF 221.90 FEET THE POINT AND PLACE OF BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTION IS BASED UPON A SURVEY MADE BY CONTROL POINT ASSOCIATES, INC. DATED 7/7/10 AND AS FURTHER CERTIFIED ON 11/18/10 BY JOHN P. LYNCH (CONTROL POINT ASSOCIATES, INC.)

BLANKET DESCRIPTION - LOTS 8.1, 8.2 and 8.3:

ALL THAT CERTAIN plot, piece or parcel of land, situate, lying and being in the Village of Pelham Manor, Town of Pelham, Westchester County of Westchester and State of New York, being more particularly bounded and described as follows:

BEGINNING at a rebar with cap set on the southerly line of Secor Lane (50 foot wide), said point being at the northeasterly terminus of a curve connecting the southerly line of Secor Lane with the easterly line of Pelham Parkway (a/k/a C.R. 70) and from said beginning point, running thence

1.	Along the southerly line of Secor Lane, north 63 degrees 57 minutes 50 seconds east, a distance of 1081.42 feet to a rebar with cap set at a point of curvature in the same, thence

2.

Continuing along the same, along a curve to the right, having a radius of 650.00 feet, turning a central angle of 11 degrees 45 minutes 00 seconds with an arc length of 133.30 feet, the chord of which bears north 69 degrees 50 minutes 19 seconds east, a chord distance of 133.06 feet to a rebar with cap set, thence the following seven (7) courses along the dividing line between Lot 8 Block 1 and the westerly line of the Hutchinson River Parkway;

3.	South 10 degrees 37 minutes 00 seconds east, a distance of 406.03 feet to a rebar with cap set, thence

4.	South 08 degrees 04 minutes 18 seconds east, a distance of 152.58 feet to a rebar with cap set, thence

5.	South 81 degrees 55 minutes 42 seconds west, a distance of 125.00 feet to a rabar with cap set, thence

6.	South 08 degrees 04 minutes 18 seconds east, a distance of 350.40 feet to a rebar with cap set at a point of non-tangent curvature, thence

7.

Along a curve to the left, having a radius of 375.00 feet, turning a central angle of 15 degrees 22 minutes 08 seconds with an arc length of 100.59 feet, the chord of which bears south 72 degrees 19 minutes 21 seconds west, a chord distance of 100.29 feet to a rebar with cap set at a point of tangency, thence

8.	South 63 degrees 57 minutes 50 seconds west, a distance of 4.45 feet to a rebar with cap set, thence

5

9.	South 26 degrees 04 minutes 30 seconds east, a distance of 188.85 feet to a point, thence

10.

Along the common dividing line between Lot 8 and Lot 5, Block 1 and the westerly line of the Hutchinson River Parkway, south 63 degrees 55 minutes 30 seconds west, a distance of 156.73 feet to a point; thence the following eight (8) courses along the dividing line between Lot 8 and Lot 3, Block 1.

11.	North 26 degrees 04 minutes 30 seconds west, a distance of 82.31 feet to a pk nail set, thence

12.	North 63 degrees 55 minutes 30 seconds east, a distance of 10.33 feet to a pk nail set, thence

13.	North 26 degrees 04 minutes 30 seconds west, a distance of 19.84 feet to a pk nail set, thence

14.	South 63 degrees 55 minutes 30 seconds west, a distance of 10.33 feet to a pk nail set, thence

15.	North 26 degrees 04 minutes 30 seconds west, a distance of 90.59 feet to a rebar with cap set, thence

16.	North 63 degrees 55 minutes 30 seconds east, a distance of 4.05 feet to a pk nail set, thence

17.	North 26 degrees 04 minutes 30 seconds west, a distance of 9.55 feet to a pk nail set, thence

18.	South 63 degrees 55 minutes 30 seconds west, a distance of 227.32 feet to a pk nail set on the aforementioned easterly line of Pelham Parkway, thence

19.	North 26 degrees 04 minutes 30 seconds west, a distance of 296.81 feet to a pk nail, thence

20.	Continuing along the easterly line of Pelham Parkway, north 62 degrees 43 minutes 40 seconds west, a distance of 609.10 feet to a pk nail set a point of curvature, thence

21.

Along a curve to the right, having a radius of 2.00 feet, turning a central angle of 126 degrees 41 minutes 30 seconds with an arc length of 44.22 feet to a point, the chord of which bears north 00 degrees 37 minutes 24 seconds east, a chord distance of 35.75 feet to the point and place of BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTIONS IS BASED UPON A SURVEY MADE BY CONTROL POINT ASSOCIATES, INC. DATED 7/7/10 AND AS FURTHER CERTIFIED ON 11/12/10 BY JOHN P. LYNCH (CONTROL POINT ASSOCIATES, INC.)

6

SUCH REAL PROPERTY ALSO CONTAINS ALL OF THE CONDOMINIUM UNITS IN THE P/A ACADIA CONDOMINIUM MADE BY P/A-ACADIA PELHAM MANOR, LLC DATED 9/17/07 AND RECORDED 10/23/07 AS CONTROL NUMBER 472850497.

For information only: Said premises are known as 798-858 Pelham Parkway, Pelham, NY and designated as Section 166.26 Block 1 Lots 8.1, 8.2 and 8.3 as shown on the Westchester County Land and Tax Map.

7

EXHIBIT B

Permitted Encumbrances

Those exceptions set forth in Schedule B of that certain title insurance policy issued by Stewart Title Insurance Company through their agent, Royal Abstract of New York LLC, under their title no. 832899 insuring the lien of this Mortgage.

EXHIBIT C

Partial Release

NONE

LOCATION:	2 Penn Place
VILLAGE:	Pelham Manor
TOWN:	Pelham
COUNTY:	Westchester
SECTION:	166.26
BLOCK:	1
LOTS:	8.1, 8.2 and 8.3

As of December 1, 2010

FEE AND LEASEHOLD
MORTGAGE CONSOLIDATION AND MODIFICATION AGREEMENT
(Transfer Mortgage)

by and between

P/A-ACADIA PELHAM MANOR, LLC,
as Mortgagor

and

BANK OF AMERICA, N.A.,
a national banking association, as Administrative Agent for Lenders, as Mortgagee

This instrument prepared by, and after recording please return to:

Schiff Hardin LLP
900 Third Avenue, 23rd Floor
New York, New York 10022
Attention: Paul G. Mackey, Esq.

FEE AND LEASEHOLD
MORTGAGE CONSOLIDATION AND MODIFICATION AGREEMENT

                    FEE AND LEASEHOLD MORTGAGE CONSOLIDATION AND MODIFICATION AGREEMENT (this “Agreement”) made as of the 1st day of December, 2010 by and between BANK OF AMERICA, N.A., as Administrative Agent, having an office at One Bryant Park, 35th Floor, New York, New York 10036 (“Mortgagee”), and P/A-ACADIA PELHAM MANOR, LLC, a Delaware limited liability company having an address c/o Acadia Realty Trust, 1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605 (“Mortgagor”).

WITNESSETH:

                    WHEREAS, Mortgagee is now the lawful owner and holder of the mortgages (collectively, the “Mortgage”) more particularly described in Exhibit A attached hereto and made a part hereof, and of the notes (collectively, the “Note”) and other obligations secured thereby;

                    WHEREAS, the maximum outstanding principal amount which is or under any contingency may be secured by the Mortgage is $31,553,701.89 (the “Indebtedness”), plus interest thereon and all additional interest and late payment and prepayment charges in respect thereof, plus all amounts expended by Mortgagee following a default thereunder in respect of insurance premiums and real estate taxes, and all legal costs or expenses of collection of the note(s) secured thereby or of the defense or prosecution of the rights and lien created thereby;

                    WHEREAS, the Mortgage is presently a valid lien on all of the real property described in Schedule A attached hereto and made a part hereof (the “Premises”);

                    WHEREAS, Mortgagor is the lawful owner of the Premises; and

                    WHEREAS, Mortgagee and Mortgagor have agreed to consolidate, modify, amend and restated the Mortgage as a single first lien on the entire Premises and to modify the terms of the Mortgage in the manner hereinafter set forth;

                    NOW, THEREFORE, in consideration of the premises and the mutual agreements herein expressed, the parties hereto covenant and agree as follows:

                    1. Mortgagor hereby assumes the payment and performance of all obligations, conditions and covenants under, and agrees to be bound by all of the terms of, the Mortgage, as herein modified. The lien of the Mortgage is hereby consolidated and modified to encumber all of the “Mortgaged Property” (as such term is defined in the Mortgage, as modified hereby), so that together they shall hereafter constitute in law but one first mortgage, a valid and enforceable single lien upon the Premises, securing the Indebtedness, together with interest accrued and to accrue thereon and all other sums secured thereby.

                    2. Mortgagor hereby assumes and agrees to pay the Indebtedness and interest thereon at the rate(s) of interest and on the terms provided for the payment of principal and interest in the Note, as consolidated and modified by that certain note consolidation and modification agreement, dated the date hereof, between Mortgagee and Mortgagor (the “Note Agreement”).

                    3. The Mortgage is hereby consolidated, amended and restated in its entirety by Exhibit B attached hereto and made a part hereof including any exculpatory provisions contained in said Exhibit B, and Mortgagor hereby agrees to comply with and be bound by all of the terms, covenants and conditions set forth in said Exhibit B.

2

                    4. Mortgagor hereby certifies that this Agreement secures the same indebtedness evidenced by the Note, as consolidated and modified by the Note Agreement, and secured by the Mortgage, as consolidated and modified hereby, and secures no new or further indebtedness or obligation.

                    5. Mortgagor represents and warrants that there exist no defenses, offsets or counterclaims with respect to its obligations under the Mortgage, as consolidated and modified hereby, or under the Note, as consolidated and modified by the Note Agreement, including its obligation for the payment of the Indebtedness.

                    6. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

                    7. This Agreement and the rights and obligations of the parties hereto shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New York (without giving effect to New York’s choice of law principles).

                    8. This Agreement may be executed in multiple counterparts, each of which shall constitute an original and together which shall constitute but one and the same instrument.

                    9. The information set forth on the cover hereof is incorporated herein.

[Remainder of page intentionally left blank.]

3

                    IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by each of the parties hereto as of the day and year first above written.

BANK OF AMERICA, N.A.
(as a Lender and as Administrative Agent)

By	/s/ Gregory Egli

Gregory Egli
Senior Vice President

P/A-ACADIA PELHAM MANOR, LLC, a Delaware limited liability company

By	/s/ Robert Masters

Robert Masters
Senior Vice President

STATE OF NEW YORK	)
: ss.:
COUNTY OF WESTCHESTER	)

                    On the 22nd day of November in the year 2010, before me, the undersigned, a notary public in and for said state, personally appeared Gregory Egli, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Debra Leibler-Jones

Notary Public

Debra Leibler-Jones
My Commission Expires:	State of New York
No. 01LE6005995
4/20/14	Qualified in Dutchess County

STATE OF NEW YORK	)
: ss.:
COUNTY OF NASSAU	)

                    On the 30th day of November in the year 2010, before me, the undersigned, a notary public in and for said state, personally appeared Robert Masters, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Elizabeth R. Cava

Notary Public

Elizabeth R. Cava
My Commission Expires:	Notary Public, State of New York
No. 30-01CA4712233
Qualified in Nassau County
Certificate File in New York County
Commission Expires February 28, 2011

SCHEDULE A

Property Description

PARCEL 1 - Fee Parcel (Lot 8.3)

ALL THAT CERTAIN plot, piece or parcel of land, situate, lying and being in the Village of Pelham Manor, Town of Pelham, Westchester County of Westchester and State of New York, being more particularly bounded and described as follows:

BEGINNING AT A POINT ON THE SOUTHERLY LINE OF SECOR LANE (50 FOOT WIDE), SAID POINT BEING DISTANT 374.53 FEET ON A COURSE OF NORTH 63 DEGREES – 57 MINUTES – 50 SECONDS EAST FROM A POINT AT THE NORTHEASTERLY TERMINUS OF A CURVE CONNECTING THE SOUTHERLY LINE OF SECOR LANE WITH THE EASTERLY LINE OF PELHAM PARKWAY (A.K.A. C.R. 70 – VARIABLE WIDTH), AND FROM SAID POINT OF BEGINNING RUNNING THENCE;

1.	ALONG THE SOUTHERLY LINE OF SECOR LANE, NORTH 63 DEGREES – 57 MINUTES – 50 SECONDS EAST, A DISTANCE OF 80.00 FEET TO A POINT, THENCE;

2.

ALONG THE DIVIDING LINE BETWEEN LOT 8.3 AND LOT 8.1, BLOCK 1, SOUTH 26 DEGREES – 02 MINUTES – 10 SECONDS EAST, A DISTANCE OF 100.00 FEET TO A POINT, THENCE; ALONG THE DIVIDING LINE BETWEEN LOT 8.3 AND LOT 8.1, BLOCK 1, THE FOLLOWING THREE (3) COURSES:

3.	SOUTH 63 DEGREES – 57 MINUTES – 50 SECONDS WEST, A DISTANCE OF 100.00 FEET TO A POINT, THENCE;

4.	NORTH 26 DEGREES – 02 MINUTES – 10 SECONDS EAST, A DISTANCE OF 80.00 FEET TO A POINT OF CURVATURE, THENCE;

5.

ALONG A CURVE TO THE RIGHT, HAVING A RADIUS OF 20.00 FEET, TURNING A CENTRAL ANGLE OF 90 DEGREES – 00 MINUTES – 00 SECONDS, WITH AN ARC LENGTH OF 31.42 FEET, THE CHORD OF WHICH BEARS NORTH 18 DEGREES – 58 MINUTES – 11 SECONDS EAST, A CHORD DISTANCE OF 28.28 FEET TO THE POINT AND PLACE OF BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTIONS IS BASED UPON A SURVEY MADE BY CONTROL POINT ASSOCIATES, INC. DATED 7/7/10 AND AS FURTHER CERTIFIED ON 11/18/10 BY JOHN P. LYNCH (CONTROL POINT ASSOCIATES, INC.)

PARCEL 2 - Ground Lease Parcel (Lot 8.1)

ALL THAT CERTAIN plot, piece or parcel of land, situate, lying and being in the Village of Pelham Manor, Town of Pelham, Westchester County of Westchester and State of New York, being more particularly bounded and described as follows:

BEGINNING AT A POINT ON THE SOUTHERLY LINE OF SECOR LANE (50 FOOT WIDE), SAID POINT BEING AT THE NORTHEASTERLY TERMINUS OF A CURVE CONNECTING THE SOUTHERLY LINE OF SECOR LANE WITH THE EASTERLY LINE OF PELHAM PARKWAY (A.K.A. C.R. 70 – VARIABLE WIDTH), AND FROM SAID POINT OF BEGINNING RUNNING THENCE;

1.

ALONG THE SOUTHERLY LINE OF SECOR LANE, NORTH 63 DEGREES – 57 MINUTES – 50 SECONDS EAST, A DISTANCE OF 374.53 FEET TO A POINT OF NON-TANGENT CURVATURE, THENCE; ALONG THE DIVIDING LINE BETWEEN LOT 8.1 AND LOT 8.3, BLOCK 1 THE FOLLOWING THREE (3) COURSES:

2.

ALONG A CURVE TO THE LEFT, HAVING A RADIUS OF 20.00 FEET, TURNING A CENTRAL ANGLE OF 90 DEGREES – 00 MINUTES – 00 SECONDS, WITH AN ARC LENGTH OF 31.42 FEET, THE CHORD OF WHICH BEARS SOUTH 18 DEGREES – 58 MINUTES – 11 SECONDS WEST, A CHORD DISTANCE OF 28.28 FEET TO A POINT OF TANGENCY, THENCE;

3.	SOUTH 26 DEGREES – 02 MINUTES – 10 SECONDS EAST, A DISTANCE OF 80.00 FEET TO A POINT, THENCE;

4.	NORTH 63 DEGREES – 57 MINUTES – 50 SECONDS EAST, A DISTANCE OF 100.00 FEET TO A POINT, THENCE; ALONG THE DIVIDING LINE BETWEEN LOT 8.1 AND LOT 8.2, BLOCK 1 THE FOLLOWING THREE (3) COURSES:

5.	SOUTH 26 DEGREES – 02 MINUTES – 10 SECONDS EAST, A DISTANCE OF 121.90 FEET TO A POINT, THENCE;

6.	NORTH 63 DEGREES – 57 MINUTES – 50 SECONDS EAST, A DISTANCE OF 176.92 FEET TO A POINT, THENCE;

7.	NORTH 26 DEGREES – 02 MINUTES – 10 SECONDS WEST, A DISTANCE OF 221.90 FEET TO A POINT ON THE AFOREMENTIONED SOUTHERLY LINE OF SECOR LANE, THENCE;

8.	ALONG THE SOUTHERLY LINE OF SECOR LANE, NORTH 63 DEGREES – 57 MINUTES – 50 SECONDS EAST, A DISTANCE OF 449.97 FEET TO A POINT OF CURVATURE, THENCE;

9.	CONTINUING ALONG THE SOUTHERLY LINE OF SECOR LANE ON A CURVE TO THE RIGHT, HAVING A RADIUS OF 650.00 FEET, TURNING A

2

CENTRAL ANGLE OF 11 DEGREES – 45 MINUTES – 00 SECONDS, WITH AN ARC LENGTH OF 133.30 FEET, THE CHORD OF WHICH BEARS NORTH 69 DEGREES – 50 MINUTES – 19 SECONDS EAST, A CHORD DISTANCE OF 133.06 FEET TO A POINT, THENCE; ALONG THE WESTERLY LINE OF HUTCHINSON RIVER PARKWAY (VARIABLE WIDTH) THE FOLLOWING SEVEN (7) COURSES:

10.	SOUTH 10 DEGREES – 37 MINUTES – 00 SECONDS EAST, A DISTANCE OF 406.03 FEET TO A POINT, THENCE;

11.	SOUTH 08 DEGREES – 04 MINUTES – 18 SECONDS EAST, A DISTANCE OF 152.58 FEET TO A POINT, THENCE;

12.	SOUTH 81 DEGREES – 55 MINUTES – 42 SECONDS WEST, A DISTANCE OF 125.00 FEET TO A POINT, THENCE;

13.	SOUTH 08 DEGREES – 04 MINUTES – 18 SECONDS EAST, A DISTANCE OF 350.40 FEET TO A POINT OF NON-TANGENT CURVATURE, THENCE;

14.

ALONG A CURVE TO THE LEFT, HAVING A RADIUS OF 375.00 FEET, TURNING A CENTRAL ANGLE OF 15 DEGREES – 22 MINUTES – 08 SECONDS, WITH AN ARC LENGTH OF 100.59 FEET, THE CHORD OF WHICH BEARS SOUTH 72 DEGREES – 19 MINUTES – 21 SECONDS WEST, A CHORD DISTANCE OF 100.29 FEET TO A POINT OF TANGENCY, THENCE;

15.	SOUTH 63 DEGREES – 57 MINUTES – 50 SECONDS WEST, A DISTANCE OF 4.45 FEET TO A POINT, THENCE;

16.	SOUTH 26 DEGREES – 04 MINUTES – 30 SECONDS EAST, A DISTANCE OF 188.85 FEET TO A POINT, THENCE;

17.

ALONG THE COMMON DIVIDING LINE BETWEEN LOT 8.1 AND LOT 4, BLOCK 1 AND THE WESTERLY LINE OF HUTCHINSON RIVER PARKWAY, SOUTH 63 DEGREES – 55 MINUTES – 30 SECONDS WEST, A DISTANCE OF 156.73 FEET TO A POINT, THENCE; ALONG THE DIVIDING LINE BETWEEN LOT 8.1 AND LOT 3, BLOCK 1 THE FOLLOWING EIGHT (8) COURSES:

18.	NORTH 24 DEGREES – 04 MINUTES – 30 SECONDS WEST, A DISTANCE OF 82.31 FEET TO A POINT, THENCE;

19.	NORTH 63 DEGREES – 55 MINUTES – 30 SECONDS EAST, A DISTANCE OF 10.33 FEET TO A POINT, THENCE;

20.	NORTH 26 DEGREES – 04 MINUTES – 30 SECONDS WEST, A DISTANCE OF 19.84 FEET TO A POINT, THENCE;

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21.	SOUTH 63 DEGREES – 55 MINUTES – 30 SECONDS WEST, A DISTANCE OF 10.33 FEET TO A POINT, THENCE;

22.	NORTH 26 DEGREES – 04 MINUTES – 30 SECONDS WEST, A DISTANCE OF 90.59 FEET TO A POINT, THENCE;

23.	NORTH 63 DEGREES – 55 MINUTES – 30 SECONDS EAST, A DISTANCE OF 4.05 FEET TO A POINT, THENCE;

24.	NORTH 26 DEGREES – 04 MINUTES – 30 SECONDS WEST, A DISTANCE OF 9.55 FEET TO A POINT, THENCE;

25.	SOUTH 63 DEGREES – 55 MINUTES – 30 SECONDS WEST, A DISTANCE OF 227.32 FEET TO A POINT ON THE AFOREMENTIONED EASTERLY LINE OF PELHAM PARKWAY, THENCE;

26.	ALONG THE EASTERLY LINE OF PELHAM PARKWAY, NORTH 26 DEGREES – 04 MINUTES – 30 SECONDS WEST, A DISTANCE OF 296.81 FEET TO A POINT, THENCE;

27.	CONTINUING ALONG THE EASTERLY LINE OF PELHAM PARKWAY, NORTH 62 DEGREES – 43 MINUTES – 40 SECONDS WEST, A DISTANCE OF 609.10 FEET TO A POINT OF CURVATURE, THENCE;

28.

ALONG A CURVE TO THE RIGHT, HAVING A RADIUS OF 20.00 FEET, TURNING A CENTRAL ANGLE OF 126 DEGREES – 41 MINUTES – 30 SECONDS, WITH AN ARC LENGTH OF 44.22 FEET, THE CHORD OF WHICH BEARS NORTH 00 DEGREES – 37 MINUTES – 42 SECONDS EAST, A CHORD DISTANCE OF 35.75 FEET TO THE POINT AND PLACE OF BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTION IS BASED UPON A SURVEY MADE BY CONTROL POINT ASSOCIATES, INC. DATED 7/7/10 AND AS FURTHER CERTIFIED ON 11/18/10 BY JOHN P. LYNCH (CONTROL POINT ASSOCIATES, INC.)

PARCEL 3 - Ground Lease Parcel (Lot 8.2)

ALL THAT CERTAIN plot, piece or parcel of land, situate, lying and being in the Village of Pelham Manor, Town of Pelham, Westchester County of Westchester and State of New York, being more particularly bounded and described as follows:

BEGINNING AT A POINT ON THE SOUTHERLY LINE OF SECOR LANE (50 FOOT WIDE), SAID POINT BEING DISTANT 454.53 FEET ON A COURSE OF NORTH 63 DEGREES – 57 MINUTES – 50 SECONDS EAST FROM A POINT AT THE NORTHEASTERLY TERMINUS OF A CURVE CONNECTING THE SOUTHERLY LINE OF SECOR LANE WITH THE EASTERLY LINE OF PELHAM PARKWAY (A.K.A. C.R. 70 – VARIABLE WIDTH), AND FROM SAID POINT OF BEGINNING RUNNING THENCE;

4

1.

ALONG THE SOUTHERLY LINE OF SECOR LANE, NORTH 63 DEGREES – 57 MINUTES – 60 SECONDS EAST, A DISTANCE OF 176.92 FEET TO A POINT, THENCE; ALONG THE DIVIDING LINE BETWEEN LOT 8.2 AND LOT 8.1, BLOCK 1 THE FOLLOWING TWO (2) COURSES:

2.	SOUTH 26 DEGREES – 02 MINUTES – 10 SECONDS EAST, A DISTANCE OF 221.90 FEET TO A POINT, THENCE;

3.	SOUTH 63 DEGREES – 57 MINUTES – 50 SECONDS WEST, A DISTANCE OF 176.92 FEET TO A POINT, THENCE;

4.	ALONG THE DIVIDING LINE BETWEEN LOT 8.2 AND LOTS 8.1 AND 8.3, BLOCK 1, NORTH 26 DEGREES – 02 MINUTES – 10 SECONDS EAST, A DISTANCE OF 221.90 FEET THE POINT AND PLACE OF BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTION IS BASED UPON A SURVEY MADE BY CONTROL POINT ASSOCIATES, INC. DATED 7/7/10 AND AS FURTHER CERTIFIED ON 11/18/10 BY JOHN P. LYNCH (CONTROL POINT ASSOCIATES, INC.)

BLANKET DESCRIPTION - LOTS 8.1, 8.2 and 8.3:

ALL THAT CERTAIN plot, piece or parcel of land, situate, lying and being in the Village of Pelham Manor, Town of Pelham, Westchester County of Westchester and State of New York, being more particularly bounded and described as follows:

BEGINNING at a rebar with cap set on the southerly line of Secor Lane (50 foot wide), said point being at the northeasterly terminus of a curve connecting the southerly line of Secor Lane with the easterly line of Pelham Parkway (a/k/a C.R. 70) and from said beginning point, running thence

1.	Along the southerly line of Secor Lane, north 63 degrees 57 minutes 50 seconds east, a distance of 1081.42 feet to a rebar with cap set at a point of curvature in the same, thence

2.

Continuing along the same, along a curve to the right, having a radius of 650.00 feet, turning a central angle of 11 degrees 45 minutes 00 seconds with an arc length of 133.30 feet, the chord of which bears north 69 degrees 50 minutes 19 seconds east, a chord distance of 133.06 feet to a rebar with cap set, thence the following seven (7) courses along the dividing line between Lot 8 Block 1 and the westerly line of the Hutchinson River Parkway;

3.	South 10 degrees 37 minutes 00 seconds east, a distance of 406.03 feet to a rebar with cap set, thence

4.	South 08 degrees 04 minutes 18 seconds east, a distance of 152.58 feet to a rebar with cap set, thence

5

5.	South 81 degrees 55 minutes 42 seconds west, a distance of 125.00 feet to a rabar with cap set, thence

6.	South 08 degrees 04 minutes 18 seconds east, a distance of 350.40 feet to a rebar with cap set at a point of non-tangent curvature, thence

7.

Along a curve to the left, having a radius of 375.00 feet, turning a central angle of 15 degrees 22 minutes 08 seconds with an arc length of 100.59 feet, the chord of which bears south 72 degrees 19 minutes 21 seconds west, a chord distance of 100.29 feet to a rebar with cap set at a point of tangency, thence

8.	South 63 degrees 57 minutes 50 seconds west, a distance of 4.45 feet to a rebar with cap set, thence

9.	South 26 degrees 04 minutes 30 seconds east, a distance of 188.85 feet to a point, thence

10.

Along the common dividing line between Lot 8 and Lot 5, Block 1 and the westerly line of the Hutchinson River Parkway, south 63 degrees 55 minutes 30 seconds west, a distance of 156.73 feet to a point; thence the following eight (8) courses along the dividing line between Lot 8 and Lot 3, Block 1.

11.	North 26 degrees 04 minutes 30 seconds west, a distance of 82.31 feet to a pk nail set, thence

12.	North 63 degrees 55 minutes 30 seconds east, a distance of 10.33 feet to a pk nail set, thence

13.	North 26 degrees 04 minutes 30 seconds west, a distance of 19.84 feet to a pk nail set, thence

14.	South 63 degrees 55 minutes 30 seconds west, a distance of 10.33 feet to a pk nail set, thence

15.	North 26 degrees 04 minutes 30 seconds west, a distance of 90.59 feet to a rebar with cap set, thence

16.	North 63 degrees 55 minutes 30 seconds east, a distance of 4.05 feet to a pk nail set, thence

17.	North 26 degrees 04 minutes 30 seconds west, a distance of 9.55 feet to a pk nail set, thence

18.	South 63 degrees 55 minutes 30 seconds west, a distance of 227.32 feet to a pk nail set on the aforementioned easterly line of Pelham Parkway, thence

19.	North 26 degrees 04 minutes 30 seconds west, a distance of 296.81 feet to a pk nail, thence

6

20.	Continuing along the easterly line of Pelham Parkway, north 62 degrees 43 minutes 40 seconds west, a distance of 609.10 feet to a pk nail set a point of curvature, thence

21.

Along a curve to the right, having a radius of 2.00 feet, turning a central angle of 126 degrees 41 minutes 30 seconds with an arc length of 44.22 feet to a point, the chord of which bears north 00 degrees 37 minutes 24 seconds east, a chord distance of 35.75 feet to the point and place of BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTIONS IS BASED UPON A SURVEY MADE BY CONTROL POINT ASSOCIATES, INC. DATED 7/7/10 AND AS FURTHER CERTIFIED ON 11/12/10 BY JOHN P. LYNCH (CONTROL POINT ASSOCIATES, INC.)

SUCH REAL PROPERTY ALSO CONTAINS ALL OF THE CONDOMINIUM UNITS IN THE P/A ACADIA CONDOMINIUM MADE BY P/A-ACADIA PELHAM MANOR, LLC DATED 9/17/07 AND RECORDED 10/23/07 AS CONTROL NUMBER 472850497.

For information only: Said premises are known as 798-858 Pelham Parkway, Pelham, NY and designated as Section 166.26 Block 1 Lots 8.1, 8.2 and 8.3 as shown on the Westchester County Land and Tax Map.

7

EXHIBIT A

Mortgage

1.

Building Loan Fee and Leasehold Loan Mortgage, Assignment of Leases and Rents and Security Agreement in the amount of $23,026,906.60 made by Mortgagor to Mortgage Electronic Registration Systems, Inc. (“MERS”) as nominee of Bear Stearns Commercial Mortgage, Inc. (“Bear Stearns”) dated December 10, 2007 and recorded in the office of the County Clerk of Westchester County, New York (the “Office”) on January 23, 2008 as Control No. 480160019 (the “Original BL Mortgage”) upon which a mortgage recording tax of $299,359.70 was duly paid, which Original BL Mortgage was assigned by MERS as a nominee of U.S. Bank National Association, not individually but solely as trustee for the Maiden Lane Commercial Mortgage-Backed Securities Trust 2008-1, as successor to Bear Stearns, to Mortgagee by Assignment of Building Loan Fee and Leasehold Mortgage and Security Agreement dated December 1, 2010 and to be recorded in the Office immediately prior hereto. Outstanding principal amount: $20,022,204.11

2.

Project Loan Mortgage, Assignment of Leases and Rents and Security Agreement in the amount of $12,637,093.40 made by Mortgagor to MERS as nominee of Bear Stearns dated December 10, 2007 and recorded in the Office on January 23, 2008 as Control No. 480160029 (the “Original PL Mortgage”) upon which a mortgage recording tax of $164,282.30 was duly paid, which Original PL Mortgage was assigned by MERS as a nominee of U.S. Bank National Association, not individually but solely as trustee for the Maiden Lane Commercial Mortgage-Backed Securities Trust 2008-1, as successor to Bear Stearns, to Mortgagee by Assignment of Project Loan Fee and Leasehold Mortgage and Security Agreement dated December 1, 2010 and to be recorded in the Office immediately prior hereto. Outstanding principal amount: $11,531,497.78

EXHIBIT B

Form of Amended and Restated Consolidated Mortgage

EXHIBIT B

LOCATION:	2 Penn Place
VILLAGE:	Pelham Manor
TOWN:	Pelham
COUNTY:	Westchester
SECTION:	166.26
BLOCK:	1
LOTS:	8.1, 8.2 and 8.3

Date: As of December 1, 2010

FEE AND LEASEHOLD MORTGAGE,
ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT
(“this Mortgage”)

FROM

P/A-ACADIA PELHAM MANOR, LLC,
a limited liability company organized and existing under the laws of Delaware
(“Mortgagor”)

Address and Chief
Executive Office of Mortgagor:	c/o Acadia Realty Trust
1311 Mamaroneck Avenue, Suite 260
White Plains, New York 10605

TO

BANK OF AMERICA, N.A.,
a national banking association,
as Administrative Agent
(“Mortgagee”)

Address of Mortgagee:	One Bryant Park, 35th Floor
New York, New York 10036

Mortgage Amount: $31,553,701.89

This instrument prepared by, and after recording please return to:
Schiff Hardin LLP
900 Third Avenue, 23rd Floor
New York, New York 10022
Attention: Paul G. Mackey, Esq.

THE AMOUNT OF THIS MORTGAGE IS $31,553,701.89.

FEE AND LEASEHOLD MORTGAGE,
ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT

          THIS FEE AND LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (this “Mortgage”) is made as of the 1st day of December, 2010, by P/A-ACADIA PELHAM MANOR, LLC, a Delaware limited liability company, (“Mortgagor”), in favor of and for the benefit of BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for itself and other lenders pursuant to the Loan Agreement defined below (together with its successors and assigns, “Mortgagee”).

ARTICLE 1

Definitions; Granting Clauses; Secured Indebtedness

          Section 1.1. Principal Secured. This Mortgage secures the aggregate principal amount of up to $31,553,701.89 plus such additional amounts as Mortgagee may from time to time advance subsequent to a default by Mortgagor pursuant to the terms and conditions of this Mortgage, with respect to an obligation secured by a lien or encumbrance prior to the lien of this Mortgage or for the protection of the lien of this Mortgage, together with interest thereon. In the event that all or any part of the Premises is located in the State of New York, then, notwithstanding the language in the Granting Clause and Section 2.2 or anything else contained herein to the contrary, the maximum amount secured hereby at execution or which under any contingency may become secured hereby at any time hereafter is the Mortgage Amount and all interest, additional interest and late payment and prepayment charges in respect thereof, plus all amounts expended by Mortgagee following a default hereunder in respect of insurance premiums and real estate taxes, and all legal costs or expenses of collection of the debt secured hereby or of the defense or prosecution of the rights and lien created hereby.

          Section 1.2. Definitions.

               (a) In addition to other terms defined herein, each of the following terms shall have the meaning assigned to it, such definitions to be applicable equally to the singular and the plural forms of such terms and to all genders:

               “Additional Interest”: Additional Interest as defined in the Loan Agreement.

               “Fee Parcel” means the portion of the Land identified on Exhibit A as Parcel 1.

               “Ground Lease” means that certain Ground Lease dated October 1, 2004 between Ground Lessor, as landlord, and Ground Lessor, as tenant, as to which a Memorandum of Ground Lease dated October 1, 2004 between Ground Lessor and Borrower was recorded in the office of the Clerk of the County of Westchester on February 23, 2004 in Control No. 443010050, as

modified by letter agreement dated January 30, 2006 between Ground Lessor and Borrower, as modified by First Amendment to Ground Lease dated June 28, 2006 between Ground Lessor and Borrower, as modified by letter agreement dated November 28, 2006 between Ground Lessor and Borrower and as modified by Second Amendment to Ground Lease dated December 6, 2007 between Ground Lessor and Borrower.

               “Ground Lease Parcels” means the portion of the Land identified on Exhibit A as Parcels 2 and 3.

               “Ground Lessor” means, collectively, Rusciano & Son Corp. and Secor Lane Corp. and their successors and assigns as owners of the fee interest in the Land.

               “Loan Agreement”: Transfer Loan Agreement dated of even date herewith between Mortgagor and Mortgagee, as it may be from time to time amended, restated, modified, extended or supplemented.

               “Mortgagor”: P/A-Acadia Pelham Manor, LLC, a Delaware limited liability company, whose address is c/o Acadia Realty Trust, 1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605, and its permitted successors and assigns.

               “Promissory Note”: Collectively, the Notes, as defined in the Loan Agreement.

               Capitalized terms used herein which are not otherwise defined but which are defined in the Loan Agreement shall have the meaning ascribed to them in the Loan Agreement.

          Section 1.3. Granting Clause. In consideration of the provisions of this Mortgage and of the sum of $10.00 cash in hand paid and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by Mortgagor, Mortgagor does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN, MORTGAGE, HYPOTHECATE, PLEDGE, DEPOSIT and SET OVER to Mortgagee, with all estate, right, title and interest of Mortgagor in and to the Property (as hereinafter defined), whether now owned or held or hereafter acquired by Mortgagor, to have and hold the Property unto Mortgagee, its successors and assigns forever; and to hold the Property unto Mortgagee in fee simple forever (except as to Mortgagor’s interest in the Ground Lease Parcels pursuant to the Ground Lease, as to which such interest is a valid leasehold interest); provided that Mortgagor may retain possession of the Property until the occurrence of an Event of Default; (a) the real property described in Exhibit A which is attached hereto and incorporated herein by reference (the “Land”) together with: (i) any and all buildings, structures, improvements, alterations or appurtenances now or hereafter situated or to be situated on the Land (collectively, the “Improvements”); and (ii) all right, title and interest of Mortgagor, now owned or hereafter acquired, in and to (1) all streets, roads, alleys, easements, rights-of-way, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining to the Land or the Improvements; (2) any strips or gores between the Land and abutting or adjacent properties; (3) all options to purchase or lease the Land or the Improvements or any portion thereof or interest therein, and any greater estate in the Land or the Improvements; and (4) all water and water rights, timber, crops and mineral interests on or pertaining to the Land (the Land, Improvements and other rights, titles and interests referred to in this clause (a) being

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herein sometimes collectively called the “Premises”); (b) all fixtures, equipment, systems, machinery, furniture, furnishings, appliances, inventory, goods, building and construction materials, supplies, and articles of personal property, of every kind and character, tangible and intangible (including software embedded therein), now owned or hereafter acquired by Mortgagor, which are now or hereafter attached to or situated in, on or about the Land or the Improvements, or used in or necessary to the complete and proper planning, development, use, occupancy or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use or installation in or on the Land or the Improvements, and all renewals and replacements of, substitutions for and additions to the foregoing (the properties referred to in this clause (b) being herein sometimes collectively called the “Accessories,” all of which are hereby declared to be permanent accessions to the Land); (c) all (i) plans and specifications for the Improvements; (ii) Mortgagor’s rights, but not liability for any breach by Mortgagor, under all commitments (including any commitments for financing to pay any of the Secured Indebtedness, as defined below), insurance policies (or additional or supplemental coverage related thereto, including from an insurance provider meeting the requirements of the Loan Documents or from or through any state or federal government sponsored program or entity), Swap Transactions (as hereinafter defined), contracts and agreements for the design, construction, operation or inspection of the Improvements and other contracts and general intangibles (including but not limited to payment intangibles, trademarks, trade names, goodwill, software and symbols) related to the Premises or the Accessories or the operation thereof; (iii) deposits and deposit accounts arising from or related to any transactions related to the Premises or the Accessories (including but not limited to Mortgagor’s rights in tenants’ security deposits, deposits with respect to utility services to the Premises, and any deposits, deposit accounts or reserves hereunder or under any other Loan Documents (hereinafter defined) for taxes, insurance or otherwise), rebates or refunds of impact fees or other taxes, assessments or charges, money, accounts (including deposit accounts), instruments, documents, promissory notes and chattel paper (whether tangible or electronic) arising from or by virtue of any transactions related to the Premises or the Accessories, and any account or deposit account from which Mortgagor may from time to time authorize Mortgagee to debit and/or credit payments due with respect to the Loan or any Swap Transaction, all rights to the payment of money from Mortgagee under any Swap Transaction, and all accounts, deposit accounts and general intangibles, including payment intangibles, described in any Swap Transaction; (iv) permits, licenses, franchises, certificates, development rights, commitments and rights for utilities, and other rights and privileges obtained in connection with the Premises or the Accessories; (v) leases, rents, royalties, bonuses, issues, profits, revenues and other benefits of the Premises and the Accessories (without derogation of Article 3 hereof); (vi) as-extracted collateral produced from or allocated to the Land including, without limitation, oil, gas and other hydrocarbons and other minerals and all products processed or obtained therefrom, and the proceeds thereof; and (vii) engineering, accounting, title, legal, and other technical or business data concerning the Property which are in the possession of Mortgagor or in which Mortgagor can otherwise grant a security interest; and (d) all (i) accounts and proceeds (cash or non-cash and including payment intangibles) of or arising from the properties, rights, titles and interests referred to above in this Section 1.3, including but not limited to proceeds of any sale, lease or other disposition thereof, proceeds of each policy of insurance (or additional or supplemental coverage related thereto, including from an insurance provider meeting the requirements of the Loan Documents or from or through any state or federal government sponsored program or entity) relating thereto (including premium refunds), proceeds of the taking thereof or of any

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rights appurtenant thereto, including change of grade of streets, curb cuts or other rights of access, by condemnation, eminent domain or transfer in lieu thereof for public or quasi-public use under any law, and proceeds arising out of any damage thereto; (ii) all letter-of-credit rights (whether or not the letter of credit is evidenced by a writing) Mortgagor now has or hereafter acquires relating to the properties, rights, titles and interests referred to in this Section 1.3; (iii) all commercial tort claims Mortgagor now has or hereafter acquires relating to the properties, rights, titles and interests referred to in this Section 1.3; and (iv) other interests of every kind and character which Mortgagor now has or hereafter acquires in, to or for the benefit of the properties, rights, titles and interests referred to above in this Section 1.3 and all property used or useful in connection therewith, including but not limited to rights of ingress and egress and remainders, reversions and reversionary rights or interests; and if the estate of Mortgagor in any of the property referred to above in this Section 1.3 is a leasehold estate, this conveyance shall include, and the lien and security interest created hereby shall encumber and extend to, all other or additional title, estates, interests or rights which are now owned or may hereafter be acquired by Mortgagor in or to the property demised under the lease creating the leasehold estate; TO HAVE AND TO HOLD the foregoing rights, interests and properties, and all rights, estates, powers and privileges appurtenant thereto (herein collectively called the “Property”), unto Mortgagee, its successors and assigns, in trust, in fee simple forever, subject to the terms, provisions and conditions herein set forth, to secure the obligations of Mortgagor under the Note and Loan Documents (as hereinafter defined) and all other indebtedness and matters defined as “Secured Indebtedness” in Section 1.5 of this Mortgage; PROVIDED, HOWEVER, that if Mortgagor shall promptly pay or cause to be paid to Mortgagee (as hereinafter defined) the principal sum, including all additional advances and all other sums payable by Mortgagor to Mortgagee under the terms of the Loan Documents and shall perform or cause to be performed all the other terms, conditions, agreements and provisions contained in the Loan Documents, all without fraud or delay or deduction or abatement of anything or for any reason, then this Mortgage and the estate hereby granted shall cease, terminate and become void.

          Section 1.4. Security Interest. Mortgagor hereby grants to Mortgagee a security interest in all of the Property which constitutes personal property or fixtures, all proceeds and products thereof, and all supporting obligations ancillary to or arising in any way in connection therewith (herein sometimes collectively called the “Collateral”) to secure the obligations of Mortgagor under the Note and Loan Documents and all other indebtedness and matters defined as Secured Indebtedness in Section 1.5 of this Mortgage. In addition to its rights hereunder or otherwise, Mortgagee shall have all of the rights of a secured party under the New York Uniform Commercial Code, as in effect from time to time, or under the Uniform Commercial Code in force, from time to time, in any other state to the extent the same is applicable law.

          Section 1.5. Secured Indebtedness, Note, Loan Documents, Other Obligations. This Mortgage is made to secure and enforce the payment and performance of the following promissory notes, obligations, indebtedness, duties and liabilities and all renewals, extensions, supplements, increases, and modifications thereof in whole or in part from time to time (collectively the “Secured Indebtedness”): (a) the Promissory Note and all other promissory notes given in substitution therefor or in modification, supplement, increase, renewal or extension thereof, in whole or in part (such promissory note or promissory notes, whether one or more, as from time to time renewed, extended, supplemented, increased or modified and all other notes given in substitution therefor, or in modification, renewal or extension thereof, in whole or

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in part, being hereinafter called the “Note”, and Mortgagee, or the subsequent Mortgagee at the time in question of the Note or any of the Secured Indebtedness, as hereinafter defined, such Mortgagee continuing to be defined herein as “Mortgagee”); and (b) all interest, Additional Interest, indebtedness, liabilities, duties, covenants, promises and other obligations whether joint or several, direct or indirect, fixed or contingent, liquidated or unliquidated, and the cost of collection of all such amounts, owed by Mortgagor to Mortgagee now or hereafter incurred or arising pursuant to or permitted by the provisions of the Note, this Mortgage, the Loan Agreement or any other document now or hereafter evidencing, governing, guaranteeing, securing or otherwise executed in connection with the loan evidenced by the Note, including but not limited to any loan or credit agreement, letter of credit or reimbursement agreement, tri-party financing agreement, Master Agreement relating to any Swap Transactions or other agreement between Mortgagor and Mortgagee, or among Mortgagor, Mortgagee and any other party or parties, pertaining to the repayment or use of the proceeds of the loan evidenced by the Note (the Note, the Mortgage, the Loan Agreement, any Master Agreement relating to any Swap Transactions and any such documents as they or any of them may have been or may be from time to time renewed, extended, supplemented, increased or modified, being herein sometimes collectively called the “Loan Documents”). “Swap Transaction” means any agreement, whether or not in writing, relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swap option currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any form of master agreement (the “Master Agreement”) published by the International Swaps and Derivatives Association, Inc., or any other master agreement, entered into between Mortgagee (or its affiliates) and Mortgagor (or its affiliates), together with any related schedules, as amended, supplemented, superseded or replaced from time to time, relating to or governing any or all of the foregoing.

ARTICLE 2

Representations, Warranties and Covenants

          Section 2.1. Mortgagor represents, warrants, and covenants as follows:

               (a) Payment and Performance. Mortgagor will make due and punctual payment of the Secured Indebtedness. Mortgagor will timely and properly perform and comply with all of the covenants, agreements, and conditions imposed upon it by this Mortgage and the other Loan Documents and will not permit a default to occur hereunder or thereunder. Time shall be of the essence in this Mortgage.

               (b) Title and Permitted Encumbrances. Mortgagor has, in Mortgagor’s own right, and Mortgagor covenants to maintain, lawful, good and marketable title to the Property, is lawfully seized and possessed of the Property and every part thereof, and has the right to convey the same, free and clear of all liens, charges, claims, security interests, and encumbrances except for (i) the matters, if any, set forth under the heading “Permitted Encumbrances” in Exhibit B hereto,

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which are Permitted Encumbrances only to the extent the same are valid and subsisting and affect the Property, (ii) the liens and security interests evidenced by this Mortgage, (iii) statutory liens for real estate taxes and assessments on the Property which are not yet delinquent, and (iv) other liens and security interests (if any) in favor of Mortgagee (the matters described in the foregoing clauses (i), (ii), (iii) and (iv) being herein called the “Permitted Encumbrances”). Mortgagor owns and holds the Fee Parcel in fee simple absolute. Mortgagor is the owner of a valid and subsisting interest as tenant under the Ground Lease, that the Ground Lease is in full force and effect, there are no defaults thereunder and no event has occurred or is occurring which after notice or passage of time or both will result in such a default, that the Ground Lease is subject to no lien, charge or encumbrance of any kind and is prior to all liens, charges and encumbrances whatsoever on the fee interest of the lessor thereunder except such as are listed as exceptions to title in the title policy insuring the lien hereof. Mortgagor, and Mortgagor’s successors and assigns, will warrant generally and forever defend title to the Property, subject as aforesaid, to Mortgagee and his successors or substitutes and assigns, against the claims and demands of all persons claiming or to claim the same or any part thereof. Mortgagor will preserve the leasehold estate created in it by the Ground Lease, and will forever warrant and defend the same to Mortgagee and will forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and parties whomsoever. Mortgagor will perform or cause to be performed all of the covenants and conditions required to be performed by it under the Ground Lease, will do all things necessary to preserve unimpaired its rights thereunder, and will not enter into any agreement modifying or amending the Ground Lease or releasing the lessor thereunder from any obligations imposed upon it thereby. If Mortgagor receives a notice of default under the Ground Lease, it shall immediately cause a copy of such notice to be sent by registered United States mail to Mortgagee. Mortgagor will punctually pay, perform, observe and keep all covenants, obligations and conditions in or pursuant to any Permitted Encumbrance and will not modify or permit modification of any Permitted Encumbrance without the prior written consent of Mortgagee. Inclusion of any matter as a Permitted Encumbrance does not constitute approval or waiver by Mortgagee of any existing or future violation or other breach thereof by Mortgagor, by the Property or otherwise. No part of the Property constitutes all or any part of the principal residence of Mortgagor if Mortgagor is an individual. If any right or interest of Mortgagee in the Property or any part thereof shall be endangered or questioned or shall be attacked directly or indirectly, Mortgagee and Mortgagee, or either of them (whether or not named as parties to legal proceedings with respect thereto), are hereby authorized and empowered to take such steps as in their discretion may be proper for the defense of any such legal proceedings or the protection of such right or interest of Mortgagee, including but not limited to the employment of independent counsel, the prosecution or defense of litigation, and the compromise or discharge of adverse claims. All expenditures so made of every kind and character shall be a demand obligation (which obligation Mortgagor hereby promises to pay) owing by Mortgagor to Mortgagee or Mortgagee (as the case may be), and the party (Mortgagee or Mortgagee, as the case may be) making such expenditures shall be subrogated to all rights of the person receiving such payment.

               (c) Taxes and Other Impositions/Condominum Charges. Mortgagor will pay, or cause to be paid, all taxes, assessments and other charges or levies imposed upon or against or with respect to the Property or the ownership, use, occupancy or enjoyment of any portion thereof, or any utility service thereto, as the same become due and payable, including but not limited to all real estate taxes assessed against the Property or any part thereof, and shall deliver

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promptly to Mortgagee such evidence of the payment thereof as Mortgagee may require. Any lien for Condominium Assessments, whenever accruing, shall, pursuant to the Declaration, be subordinate to the lien of this Mortgage.

               (d) Insurance. Mortgagor shall obtain and maintain at Mortgagor’s sole expense: (1) mortgagee title insurance issued to Mortgagee covering the Premises as required by Mortgagee, without exception for mechanics’ liens; (2) property insurance with respect to all insurable Property, against loss or damage by fire, lightning, windstorm, explosion, hail, tornado and such additional hazards as are presently included in “Special Form” (also known as “all-risk”) coverage and against any and all acts of terrorism and such other insurable hazards as Mortgagee may require, in an amount not less than 100% of the full replacement cost, including the cost of debris removal, without deduction for depreciation and sufficient to prevent Mortgagor and Mortgagee from becoming a coinsurer, such insurance to be in “builder’s risk” completed value (non-reporting) form during and with respect to any construction (other than construction of customary tenant improvements in existing buildings) on the Premises; (3) if and to the extent any portion of the Improvements is, under the Flood Disaster Protection Act of 1973 (“FDPA”), as it may be amended from time to time, in a Special Flood Hazard Area, within a Flood Zone designated A or V in a participating community, a flood insurance policy in an amount required by Mortgagee, but in no event less than the amount sufficient to meet the requirements of applicable law and the FDPA, as such requirements may from time to time be in effect; (4) general liability insurance, on an “occurrence” basis, against claims for “personal injury” liability, including bodily injury, death or property damage liability, for the benefit of Mortgagor as named insured and Mortgagee as additional insured; (5) statutory workers’ compensation insurance with respect to any work on or about the Premises (including employer’s liability insurance, if required by Mortgagee), covering all employees of Mortgagor and any contractor; (6) if there is a general contractor, during and with respect to any construction (other than construction of customary tenant improvements in existing buildings) on the Premises, commercial general liability insurance, including products and completed operations coverage, and in other respects similar to that described in clause (4) above, for the benefit of the general contractor as named insured and Mortgagor and Mortgagee as additional insureds, in addition to statutory workers’ compensation insurance with respect to any work on or about the Premises (including employer’s liability insurance, if required by Mortgagee), covering all employees of the general contractor any contractor; and (7) such other insurance on the Property and endorsements as may from time to time be required by Mortgagee (including but not limited to soft cost coverage, automobile liability insurance, business interruption insurance or delayed rental insurance, boiler and machinery insurance, earthquake insurance, wind insurance, sinkhole coverage, and/or permit to occupy endorsement) and against other insurable hazards or casualties which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the height, type, construction, location, use and occupancy of buildings and improvements. All insurance policies shall be issued and maintained by insurers, in amounts, with deductibles, limits and retentions, and in forms satisfactory to Mortgagee, and shall require not less than ten (10) days’ prior written notice to Mortgagee of any cancellation for nonpayment of premiums, and not less than thirty (30) days’ prior written notice to Mortgagee of any other cancellation or any change of coverage. All insurance companies must be licensed to do business in the state in which the Property is located and must have an A.M. Best Company financial and performance ratings of A-:IX or better. All insurance policies maintained, or caused to be maintained, by Mortgagor with respect to the Property, except for general liability

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insurance, shall provide that each such policy shall be primary without right of contribution from any other insurance that may be carried by Mortgagor or Mortgagee and that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured. If any insurer which has issued a policy of title, hazard, liability or other insurance required pursuant to this Mortgage or any other Loan Document becomes insolvent or the subject of any petition, case, proceeding or other action pursuant to any Debtor Relief Law, or if in Mortgagee’s reasonable opinion the financial responsibility of such insurer is or becomes inadequate, Mortgagor shall, in each instance promptly upon its discovery thereof or upon the request of Mortgagee therefor, and at Mortgagor’s expense, promptly obtain and deliver to Mortgagee a like policy (or, if and to the extent permitted by Mortgagee, acceptable evidence of insurance) issued by another insurer, which insurer and policy meet the requirements of this Mortgage or such other Loan Document, as the case may be. Without limiting the discretion of Mortgagee with respect to required endorsements to insurance policies, all such policies for loss of or damage to the Property shall contain a standard mortgagee clause (without contribution) naming Mortgagee as mortgagee with loss proceeds payable to Mortgagee notwithstanding (i) any act, failure to act or negligence of or violation of any warranty, declaration or condition contained in any such policy by any named or additional insured; (ii) the occupation or use of the Property for purposes more hazardous than permitted by the terms of any such policy; (iii) any foreclosure or other action by Mortgagee under the Loan Documents; or (iv) any change in title to or ownership of the Property or any portion thereof, such proceeds to be held for application as provided in the Loan Documents. The originals of each initial insurance policy (or to the extent permitted by Mortgagee, a copy of the original policy and such evidence of insurance acceptable to Mortgagee) shall be delivered to Mortgagee at the time of execution of this Mortgage, with all premiums fully paid current, and each renewal or substitute policy (or evidence of insurance) shall be delivered to Mortgagee, with all premiums fully paid current, at least ten (10) days before the termination of the policy it renews or replaces. Mortgagor shall pay all premiums on policies required hereunder as they become due and payable and promptly deliver to Mortgagee evidence satisfactory to Mortgagee of the timely payment thereof. If any loss occurs at any time when Mortgagor has failed to perform Mortgagor’s covenants and agreements in this paragraph with respect to any insurance payable because of loss sustained to any part of the Property whether or not such insurance is required by Mortgagee, Mortgagee shall nevertheless be entitled to the benefit of all insurance covering the loss and held by or for Mortgagor, to the same extent as if it had been made payable to Mortgagee. Upon any foreclosure hereof or transfer of title to the Property in extinguishment of the whole or any part of the Secured Indebtedness, all of Mortgagor’s right, title and interest in and to the insurance policies referred to in this Section (including unearned premiums) and all proceeds payable thereunder shall thereupon vest in the purchaser at foreclosure or other such transferee, to the extent permissible under such policies. Mortgagee shall have the right (but not the obligation) to make proof of loss for, settle and adjust any claim under, and receive the proceeds of, all insurance for loss of or damage to the Property where the loss is estimated by Mortgagee to be $1,000,000 or more, regardless of whether or not such insurance policies are required by Mortgagee, and the expenses incurred by Mortgagee in the adjustment and collection of insurance proceeds shall be a part of the Secured Indebtedness and shall be due and payable to Mortgagee on demand. Mortgagee shall not be, under any circumstances, liable or responsible for failure to collect or exercise diligence in the collection of any of such proceeds or for the obtaining, maintaining or adequacy of any insurance or for failure to see to the proper application

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of any amount paid over to Mortgagor. Any such proceeds received by Mortgagee shall, after deduction therefrom of all reasonable expenses actually incurred by Mortgagee, including attorneys’ fees, at Mortgagee’s option be (1) released to Mortgagor, or (2) applied (upon compliance with such terms and conditions as may be required by Mortgagee) to repair or restoration, either partly or entirely, of the Property so damaged, or (3) applied to the payment of the Secured Indebtedness in such order and manner as Mortgagee, in its sole discretion, may elect, whether or not due. In any event, the unpaid portion of the Secured Indebtedness shall remain in full force and effect and the payment thereof shall not be excused. Mortgagor shall at all times comply with the requirements of the insurance policies required hereunder and of the issuers of such policies and of any board of fire underwriters or similar body as applicable to or affecting the Property.

               (e) Application of Insurance Proceeds. Notwithstanding anything to the contrary set forth in the preceding Section 2.1(d), if the Property is damaged or destroyed and Mortgagee determines that all of the conditions specified hereinafter in this Section have been satisfied, then Mortgagee shall apply the proceeds of insurance (i) first to reimbursing itself for all costs incurred by it in the collection of such proceeds and (ii) second to reimbursing Mortgagor for such actual costs as shall have been incurred by Mortgagor in restoring the Property and shall be approved by Mortgagee. Insurance proceeds shall be applied to such restoration solely if (A) Mortgagee determines that: (i) the Property is capable of being suitably restored in accordance with applicable Legal Requirements to the value, condition, character and general utility existing prior to such damage or destruction, and, in any event, to a Loan to Value Ratio of not greater than 70%, provided that this clause (i) shall not apply to insurance proceeds relating to a casualty for which the gross insurance proceeds do not exceed $1,000,000; (ii) sufficient funds are unconditionally available (from proceeds of insurance and/or from funds of Mortgagor) to enable Mortgagor promptly to commence, and thereafter diligently to prosecute to completion, such restoration, provided that this clause (ii) shall not apply to insurance proceeds relating to a casualty for which the gross insurance proceeds do not exceed $1,000,000; (iii) Mortgagor is not in default or in breach of any obligations under any Loan Document, no uncured Default exists under any Loan Document and no facts or circumstances exist that would constitute a Default with the passage of time or the giving of notice or both; and (iv) neither the validity, enforceability nor priority of the lien of this Mortgage shall be adversely affected; (B) Mortgagor has entered into a written agreement, satisfactory in form and substance to Mortgagee, containing such conditions to disbursements as are employed at the time by Mortgagee for construction loans; (C) Mortgagor has delivered to Mortgagee such security as Mortgagee might have reasonably required to assure completion of restoration in accordance with the standards specified above; and (D) Mortgagor has complied with such further reasonable requirements as Mortgagee might have specified.

               (f) Reserve for Insurance, Taxes and Assessments. Upon request of Mortgagee, to secure the payment and performance of the Secured Indebtedness, but not in lieu of such payment and performance, Mortgagor will deposit with Mortgagee a sum equal to real estate taxes, assessments and charges (which charges for the purposes of this paragraph shall include without limitation any recurring charge which could result in a lien against the Property) against the Property for the current year and the premiums for such policies of insurance for the current year, all as estimated by Mortgagee and prorated to the end of the calendar month following the month during which Mortgagee’s request is made, and thereafter will deposit with Mortgagee, on

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each date when an installment of principal and/or interest is due on the Note, sufficient funds (as estimated from time to time by Mortgagee) to permit Mortgagee to pay at least fifteen (15) days prior to the due date thereof, the next maturing real estate taxes, assessments and charges and premiums for such policies of insurance. Mortgagee shall have the right to rely upon tax information furnished by applicable taxing authorities in the payment of such taxes or assessments and shall have no obligation to make any protest of any such taxes or assessments. Any excess over the amounts required for such purposes shall be held by Mortgagee for future use, applied to any Secured Indebtedness or refunded to Mortgagor, at Mortgagee’s option, and any deficiency in such funds so deposited shall be made up by Mortgagor upon demand of Mortgagee. All such funds so deposited shall bear no interest, may be commingled with the general funds of Mortgagee and shall be applied by Mortgagee toward the payment of such taxes, assessments, charges and premiums when statements therefor are presented to Mortgagee by Mortgagor (which statements shall be presented by Mortgagor to Mortgagee a reasonable time before the applicable amount is due); provided, however, that, if a Default shall have occurred hereunder, such funds may at Mortgagee’s option be applied to the payment of the Secured Indebtedness in the order determined by Mortgagee in its sole discretion, and that Mortgagee may (but shall have no obligation) at any time, in its discretion, apply all or any part of such funds toward the payment of any such taxes, assessments, charges or premiums which are past due, together with any penalties or late charges with respect thereto. The conveyance or transfer of Mortgagor’s interest in the Property for any reason (including without limitation the foreclosure of a subordinate lien or security interest or a transfer by operation of law) shall constitute an assignment or transfer of Mortgagor’s interest in and rights to such funds held by Mortgagee under this paragraph but subject to the rights of Mortgagee hereunder.

               (g) Condemnation. Mortgagor shall notify Mortgagee immediately of any threatened or pending proceeding for condemnation affecting the Property or arising out of damage to the Property, and Mortgagor shall, at Mortgagor’s expense, diligently prosecute any such proceedings. Mortgagee shall have the right (but not the obligation) to participate in any such proceeding and to be represented by counsel of its own choice. Mortgagee shall be entitled to receive all sums which may be awarded or become payable to Mortgagor for the condemnation of the Property, or any part thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Mortgagor for injury or damage to the Property. Mortgagor shall, promptly upon request of Mortgagee, execute such additional assignments and other documents as may be necessary from time to time to permit such participation and to enable Mortgagee to collect and receipt for any such sums. All such sums are hereby assigned to Mortgagee, and shall, after deduction therefrom of all reasonable expenses actually incurred by Mortgagee, including attorneys’ fees, at Mortgagee’s option be (1) released to Mortgagor, or (2) applied (upon compliance with such terms and conditions as may be required by Mortgagee) to repair or restoration of the Property so affected, or (3) applied to the payment of the Secured Indebtedness in such order and manner as Mortgagee, in its sole discretion, may elect, whether or not due. In any event the unpaid portion of the Secured Indebtedness shall remain in full force and effect and the payment thereof shall not be excused. Mortgagee shall not be, under any circumstances, liable or responsible for failure to collect or to exercise diligence in the collection of any such sum or for failure to see to the proper application of any amount paid over to Mortgagor. Mortgagee is hereby authorized, in the name of Mortgagor, to execute and deliver valid acquittances for, and to appeal from, any such award, judgment or decree. All costs and expenses (including but not limited to attorneys’ fees) incurred

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by Mortgagee in connection with any condemnation shall be a demand obligation owing by Mortgagor (which Mortgagor hereby promises to pay) to Mortgagee pursuant to this Mortgage.

               (h) Compliance with Legal Requirements. The Property and the use, operation and maintenance thereof and all activities thereon do and shall at all times comply with all applicable Legal Requirements (hereinafter defined). The Property is not, and shall not be, dependent on any other property or premises or any interest therein other than the Property to fulfill any requirement of any Legal Requirement. Mortgagor shall not, by act or omission, permit any building or other improvement not subject to the lien of this Mortgage to rely on the Property or any interest therein to fulfill any requirement of any Legal Requirement. No improvement upon or use of any part of the Property constitutes a nonconforming use under any zoning law or similar law or ordinance. Mortgagor has obtained and shall preserve in force all requisite zoning, utility, building, health, environmental and operating permits from the governmental authorities having jurisdiction over the Property.

          If Mortgagor receives a notice or claim from any person that the Property, or any use, activity, operation or maintenance thereof or thereon, is not in compliance with any Legal Requirement, Mortgagor will promptly furnish a copy of such notice or claim to Mortgagee. Mortgagor has received no notice and has no knowledge of any such noncompliance. As used in this Mortgage: (i) the term “Legal Requirement” means any Law (hereinafter defined), agreement, covenant, restriction, easement or condition (including, without limitation of the foregoing, any condition or requirement imposed by any insurance or surety company), as any of the same now exists or may be changed or amended or come into effect in the future; and (ii) the term “Law” means any federal, state or local law, statute, ordinance, code, rule, regulation, license, permit, authorization, decision, order, injunction or decree, domestic or foreign.

               (i) Maintenance, Repair and Restoration. Mortgagor will keep the Property in first class order, repair, operating condition and appearance, causing all necessary repairs, renewals, replacements, additions and improvements to be promptly made, and will not allow any of the Property to be misused, abused or wasted or to deteriorate. Notwithstanding the foregoing, Mortgagor will not, without the prior written consent of Mortgagee, (i) remove from the Property any fixtures or personal property covered by this Mortgage except such as is replaced by Mortgagor by an article of equal suitability and value, owned by Mortgagor, free and clear of any lien or security interest (except that created by this Mortgage), or (ii) make any structural alteration to the Property or any other alteration thereto which impairs the value thereof. If any act or occurrence of any kind or nature (including any condemnation or any casualty for which insurance was not obtained or obtainable) shall result in damage to or loss or destruction of the Property, Mortgagor shall give prompt notice thereof to Mortgagee and Mortgagor shall promptly, at Mortgagor’s sole cost and expense and regardless of whether insurance or condemnation proceeds (if any) shall be available or sufficient for the purpose, secure the Property as necessary and commence and continue diligently to completion to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to the damage, loss or destruction.

               (j) No Other Liens. Mortgagor will not, without the prior written consent of Mortgagee, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any mortgage, voluntary or involuntary lien,

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whether statutory, constitutional or contractual, security interest, encumbrance or charge, or conditional sale or other title retention document, against or covering the Property, or any part thereof, other than the Permitted Encumbrances, regardless of whether the same are expressly or otherwise subordinate to the lien or security interest created in this Mortgage, and should any of the foregoing become attached hereafter in any manner to any part of the Property without the prior written consent of Mortgagee, Mortgagor will cause the same to be promptly discharged and released. Mortgagor will own all parts of the Property and will not acquire any fixtures, equipment or other property (including software embedded therein) forming a part of the Property pursuant to a lease, license, security agreement or similar agreement, whereby any party has or may obtain the right to repossess or remove same, without the prior written consent of Mortgagee. If Mortgagee consents to the voluntary grant by Mortgagor of any mortgage, lien, security interest, or other encumbrance (hereinafter called “Subordinate Lien”) covering any of the Property or if the foregoing prohibition is determined by a court of competent jurisdiction to be unenforceable as to a Subordinate Lien, any such Subordinate Lien shall contain express covenants to the effect that: (1) the Subordinate Lien is unconditionally subordinate to this Mortgage and all Leases (hereinafter defined); (2) if any action (whether judicial or pursuant to a power of sale) shall be instituted to foreclose or otherwise enforce the Subordinate Lien, no tenant of any of the Leases (hereinafter defined) shall be named as a party defendant, and no action shall be taken that would terminate any occupancy or tenancy without the prior written consent of Mortgagee; (3) Rents (hereinafter defined), if collected by or for Mortgagee of the Subordinate Lien, shall be applied first to the payment of the Secured Indebtedness then due and expenses incurred in the ownership, operation and maintenance of the Property in such order as Mortgagee may determine, prior to being applied to any indebtedness secured by the Subordinate Lien; (4) written notice of default under the Subordinate Lien and written notice of the commencement of any action (whether judicial or pursuant to a power of sale) to foreclose or otherwise enforce the Subordinate Lien or to seek the appointment of a receiver for all or any part of the Property shall be given to Mortgagee with or immediately after the occurrence of any such default or commencement; and (5) neither Mortgagee of the Subordinate Lien, nor any purchaser at foreclosure thereunder, nor anyone claiming by, through or under any of them shall succeed to any of Mortgagor’s rights hereunder without the prior written consent of Mortgagee.

               (k) Operation of Property. Mortgagor will operate the Property in a good and workmanlike manner and in accordance with all Legal Requirements and will pay all fees or charges of any kind in connection therewith. Mortgagor will keep the Property occupied so as not to impair the insurance carried thereon. Mortgagor will not use or occupy or conduct any activity on, or allow the use or occupancy of or the conduct of any activity on, the Property in any manner which violates any Legal Requirement or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto. Mortgagor will not initiate or permit any zoning reclassification of the Property or seek any variance under existing zoning ordinances applicable to the Property or use or permit the use of the Property in such a manner which would result in such use becoming a nonconforming use under applicable zoning ordinances or other Legal Requirement. Mortgagor will not impose any easement, restrictive covenant or encumbrance upon the Property, execute or file any subdivision plat or condominium declaration affecting the Property or consent to the annexation of the Property to any municipality, without the prior written consent of Mortgagee. Mortgagor will not do or suffer to be done any act whereby the value of any part of the Property may be lessened. Mortgagor will preserve, protect, renew,

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extend and retain all material rights and privileges granted for or applicable to the Property. Without the prior written consent of Mortgagee, there shall be no drilling or exploration for or extraction, removal or production of any mineral, hydrocarbon, gas, natural element, compound or substance (including sand and gravel) from the surface or subsurface of the Land regardless of the depth thereof or the method of mining or extraction thereof. Mortgagor will cause all debts and liabilities of any character (including without limitation all debts and liabilities for labor, material and equipment (including software embedded therein) and all debts and charges for utilities servicing the Property) incurred in the construction, maintenance, operation and development of the Property to be promptly paid.

               (l) Financial Matters. Mortgagor is solvent after giving effect to all borrowings contemplated by the Loan Documents and no proceeding under any Debtor Relief Law (hereinafter defined) is pending (or, to Mortgagor’s knowledge, threatened) by or against Mortgagor, or any affiliate of Mortgagor, as a debtor. All reports, statements, plans, budgets, applications, agreements and other data and information heretofore furnished or hereafter to be furnished by or on behalf of Mortgagor to Mortgagee in connection with the loan or loans evidenced by the Loan Documents (including, without limitation, all financial statements and financial information) are and will be true, correct and complete in all material respects as of their respective dates and do not and will not omit to state any fact or circumstance necessary to make the statements contained therein not misleading. No material adverse change has occurred since the dates of such reports, statements and other data in the financial condition of Mortgagor or, to Mortgagor’s knowledge, of any tenant under any lease described therein. For the purposes of this paragraph, “Mortgagor” shall also include any person liable directly or indirectly for the Secured Indebtedness or any part thereof and any joint venturer or general partner of Mortgagor.

               (m) Status of Mortgagor; Suits and Claims; Loan Documents. If Mortgagor is a corporation, partnership, limited liability company, or other legal entity, Mortgagor is and will continue to be (i) duly organized, validly existing and in good standing under the laws of its state of organization, (ii) authorized to do business in, and in good standing in, each state in which the Property is located, and (iii) possessed of all requisite power and authority to carry on its business and to own and operate the Property. Each Loan Document executed by Mortgagor has been duly authorized, executed and delivered by Mortgagor, and the obligations thereunder and the performance thereof by Mortgagor in accordance with their terms are and will continue to be within Mortgagor’s power and authority (without the necessity of joinder or consent of any other person), are not and will not be in contravention of any Legal Requirement or any other document or agreement to which Mortgagor or the Property is subject, and do not and will not result in the creation of any encumbrance against any assets or properties of Mortgagor, or any other person liable, directly or indirectly, for any of the Secured Indebtedness, except as expressly contemplated by the Loan Documents. There is no suit, action, claim, investigation, inquiry, proceeding or demand pending (or, to Mortgagor’s knowledge, threatened) against Mortgagor (other than the lawsuit commenced by The Omni Health & Fitness Complex of Pelham, Inc., et al. in the Westchester County Supreme Court under index no. 24678/2008) or against any other person liable directly or indirectly for the Secured Indebtedness or which affects the Property (including, without limitation, any which challenges or otherwise pertains to Mortgagor’s title to the Property) or the validity, enforceability or priority of any of the Loan Documents. There is no judicial or administrative action, suit or proceeding pending (or, to Mortgagor’s knowledge, threatened) against Mortgagor, or against any other person liable

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directly or indirectly for the Secured Indebtedness, except as has been disclosed in writing to Mortgagee in connection with the loan evidenced by the Note. The Loan Documents constitute legal, valid and binding obligations of Mortgagor enforceable in accordance with their terms, except as the enforceability thereof may be limited by Debtor Relief Laws (hereinafter defined) and except as the availability of certain remedies may be limited by general principles of equity. Mortgagor is not a “foreign person” within the meaning of the Internal Revenue Code of 1986, as amended, Sections 1445 and 7701 (i.e. Mortgagor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined therein and in any regulations promulgated thereunder). The loan evidenced by the Note is solely for business and/or investment purposes, and is not intended for personal, family, household or agricultural purposes. Mortgagor further warrants that the proceeds of the Note shall be used for commercial purposes and stipulates that the loan evidenced by the Note shall be construed for all purposes as a commercial loan. Mortgagor’s exact legal name is correctly set forth at the end of this Mortgage. If Mortgagor is not an individual, Mortgagor is an organization of the type and (if not an unregistered entity) is incorporated in or organized under the laws of the state specified in the introductory paragraph of this Mortgage. If Mortgagor is an unregistered entity (including, without limitation, a general partnership) it is organized under the laws of the state specified in the introductory paragraph of this Mortgage. Mortgagor will not cause or permit any change to be made in its name, identity (including its trade name or names), or corporate or partnership structure, unless Mortgagor shall have notified Mortgagee in writing of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Mortgagee for the purpose of further perfecting or protecting the lien and security interest of Mortgagee in the Property. In addition, Mortgagor shall not change its corporate or partnership structure without first obtaining the prior written consent of Mortgagee. Mortgagor’s principal place of business and chief executive office, and the place where Mortgagor keeps its books and records, including recorded data of any kind or nature, regardless of the medium of recording including, without limitation, software, writings, plans, specifications and schematics concerning the Property, has for the preceding four months (or, if less, the entire period of the existence of Mortgagor) been and will continue to be (unless Mortgagor notifies Mortgagee of any change in writing at least thirty (30) days prior to the date of such change) the address of Mortgagor set forth at the end of this Mortgage. If Mortgagor is an individual, Mortgagor’s principal residence has for the preceding four months been and will continue to be (unless Mortgagor notifies Mortgagee of any change in writing at least thirty (30) days prior to the date of such change) the address of the principal residence of Mortgagor set forth at the end of this Mortgage. Mortgagor’s organizational identification number, if any, assigned by the state of incorporation or organization is correctly set forth on the first page of this Mortgage. Mortgagor shall promptly notify Mortgagee (i) of any change of its organizational identification number, or (ii) if Mortgagor does not now have an organization identification number and later obtains one, of such organizational identification number.

               (n) Certain Environmental Matters. Mortgagor shall comply with the terms and covenants of that certain Environmental Indemnity Agreement dated of even date herewith (the “Environmental Agreement”).

               (o) Further Assurances. Mortgagor will, promptly on request of Mortgagee, (i) correct any defect, error or omission which may be discovered in the contents, execution or acknowledgment of this Mortgage or any other Loan Document; (ii) execute, acknowledge,

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deliver, procure and record and/or file such further documents (including, without limitation, further mortgages of trust, security agreements, and assignments of rents or leases) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Mortgage and the other Loan Documents, to more fully identify and subject to the liens and security interests hereof any property intended to be covered hereby (including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property) or as deemed advisable by Mortgagee to protect the lien or the security interest hereunder against the rights or interests of third persons; and (iii) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts as may be necessary, desirable or proper in the reasonable determination of Mortgagee to enable Mortgagee to comply with the requirements or requests of any agency having jurisdiction over Mortgagee or any examiners of such agencies with respect to the indebtedness secured hereby, Mortgagor or the Property. Mortgagor shall pay all costs connected with any of the foregoing, which shall be a demand obligation owing by Mortgagor (which Mortgagor hereby promises to pay) to Mortgagee pursuant to this Mortgage.

               (p) Fees and Expenses. Without limitation of any other provision of this Mortgage or of any other Loan Document and to the extent not prohibited by applicable law, Mortgagor will pay, and will reimburse to Mortgagee and/or Mortgagee on demand to the extent paid by Mortgagee and/or Mortgagee: (i) all appraisal fees, filing, registration and recording fees, recordation, transfer and other taxes, brokerage fees and commissions, abstract fees, title search or examination fees, title policy and endorsement premiums and fees, uniform commercial code search fees, judgment and tax lien search fees, escrow fees, reasonable attorneys’ fees, reasonable architect fees, reasonable engineer fees, reasonable construction consultant fees, reasonable environmental inspection fees, survey fees, and all other reasonable costs and expenses of every character incurred by Mortgagor or Mortgagee and/or Mortgagee in connection with the preparation of the Loan Documents, the evaluation, closing and funding of the loan evidenced by the Loan Documents, and any and all amendments and supplements to this Mortgage, the Note or any other Loan Documents or any approval, consent, waiver, release or other matter requested or required hereunder or thereunder, or otherwise attributable or chargeable to Mortgagor as owner of the Property; and (ii) all costs and expenses, including reasonable attorneys’ fees and expenses, incurred or expended in connection with the exercise of any right or remedy, or the defense of any right or remedy or the enforcement of any obligation of Mortgagor, hereunder or under any other Loan Document.

               (q) Indemnification.

          (i) Mortgagor will indemnify and hold harmless Mortgagee from and against, and reimburse them on demand for, any and all Indemnified Matters (hereinafter defined). For purposes of this paragraph (p), the term “Mortgagee” shall include and any persons owned or controlled by, owning or controlling, or under common control or affiliated with Mortgagee. Without limitation, the foregoing indemnities shall apply to each indemnified person with respect to matters which in whole or in part are caused by or arise out of the negligence of such (and/or any other) indemnified person. However, such indemnities shall not apply to a particular indemnified person to the extent that the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of that indemnified person. Any amount to be paid under this paragraph (p)

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by Mortgagor to Mortgagee shall be a demand obligation owing by Mortgagor (which Mortgagor hereby promises to pay) to Mortgagee pursuant to this Mortgage. Nothing in this paragraph, elsewhere in this Mortgage or in any other Loan Document shall limit or impair any rights or remedies of Mortgagee (including without limitation any rights of contribution or indemnification) against Mortgagor or any other person under any other provision of this Mortgage, any other Loan Document, any other agreement or any applicable Legal Requirement.

          (ii) As used herein, the term “Indemnified Matters” means any and all claims, demands, liabilities (including strict liability), losses, damages (including consequential damages), causes of action, judgments, penalties, fines, costs and expenses (including without limitation, reasonable fees and expenses of attorneys and other professional consultants and experts, and of the investigation and defense of any claim, whether or not such claim is ultimately defeated, and the settlement of any claim or judgment including all value paid or given in settlement) of every kind, known or unknown, foreseeable or unforeseeable, which may be imposed upon, asserted against or incurred or paid by Mortgagee at any time and from time to time, whenever imposed, asserted or incurred, because of, resulting from, in connection with, or arising out of any transaction, act, omission, event or circumstance in any way connected with the Property or with this Mortgage or any other Loan Document, including but not limited to any bodily injury or death or property damage occurring in or upon or in the vicinity of the Property through any cause whatsoever at any time on or before the Release Date (hereinafter defined), any act performed or omitted to be performed hereunder or under any other Loan Document, any breach by Mortgagor of any representation, warranty, covenant, agreement or condition contained in this Mortgage or in any other Loan Document, any default as defined herein, any claim under or with respect to any Lease (hereinafter defined) or arising under the Environmental Agreement. The term “Release Date” as used herein means the earlier of the following two dates: (i) the date on which the indebtedness and obligations secured hereby have been paid and performed in full and this Mortgage has been released, or (ii) the date on which the lien of this Mortgage is fully and finally foreclosed or a conveyance by deed in lieu of such foreclosure is fully and finally effective, and possession of the Property has been given to the purchaser or grantee free of occupancy and claims to occupancy by Mortgagor and Mortgagor’s heirs, devisees, representatives, successors and assigns; provided, that if such payment, performance, release, foreclosure or conveyance is challenged, in bankruptcy proceedings or otherwise, the Release Date shall be deemed not to have occurred until such challenge is rejected, dismissed or withdrawn with prejudice. The indemnities in this paragraph (p) shall not terminate upon the Release Date or upon the release, foreclosure or other termination of this Mortgage but will survive the Release Date, foreclosure of this Mortgage or conveyance in lieu of foreclosure, the repayment of the Secured Indebtedness, the termination of any and all Swap Transactions, the discharge and release of this Mortgage and the other Loan Documents, any bankruptcy or other debtor relief proceeding, and any other event whatsoever.

               (r) Records and Financial Reports. Mortgagor will keep accurate books and records in accordance with sound accounting principles in which full, true and correct entries shall be promptly made with respect to the Property and the operation thereof, and will permit all such

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books and records, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics to be inspected and copied, and the Property to be inspected and photographed, by Mortgagee and its representatives during normal business hours and at any other reasonable times. Without limitation of other or additional requirements in any of the other Loan Documents, Mortgagor will furnish to Mortgagee the financial statements required under the Loan Agreement. Mortgagor will furnish to Mortgagee at Mortgagor’s expense all evidence which Mortgagee may from time to time reasonably request as to compliance with all provisions of the Loan Documents. Any inspection or audit of the Property or the books and records, including recorded data of any kind or nature, regardless of the medium of recording including, without limitation, software, writings, plans, specifications and schematics of Mortgagor, or the procuring of documents and financial and other information, by or on behalf of Mortgagee shall be for Mortgagee’s protection only, and shall not constitute any assumption of responsibility to Mortgagor or anyone else with regard to the condition, construction, maintenance or operation of the Property nor Mortgagee’s approval of any certification given to Mortgagee nor relieve Mortgagor of any of Mortgagor’s obligations. Mortgagee may from time to time assign or grant participations in the Secured Indebtedness and Mortgagor consents to the delivery by Mortgagee to any acquirer or prospective acquirer of any interest or participation in or with respect to all or part of the Secured Indebtedness such information as Mortgagee now or hereafter has relating to the Property, Mortgagor, any party obligated for payment of any part of the Secured Indebtedness, any tenant or guarantor under any lease affecting any part of the Property and any agent or guarantor under any management agreement affecting any part of the Property.

               (s) Taxes on Note or Mortgage. Mortgagor will promptly pay all income, franchise and other taxes owing by Mortgagor and any stamp, documentary, recordation and transfer taxes or other taxes (unless such payment by Mortgagor is prohibited by law) which may be required to be paid with respect to the Note, this Mortgage or any other instrument evidencing or securing any of the Secured Indebtedness. In the event of the enactment after this date of any law of any governmental entity applicable to Mortgagee, the Note, the Property or this Mortgage deducting from the value of property for the purpose of taxation any lien or security interest thereon, or imposing upon Mortgagee the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Mortgagor, or changing in any way the laws relating to the taxation of deeds of trust or mortgages or security agreements or debts secured by deeds of trust or mortgages or security agreements or the interest of the mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to affect this Mortgage or the Secured Indebtedness or Mortgagee, then, and in any such event, Mortgagor, upon demand by Mortgagee, shall pay such taxes, assessments, charges or liens, or reimburse Mortgagee therefor; provided, however, that if in the opinion of counsel for Mortgagee (i) it might be unlawful to require Mortgagor to make such payment or (ii) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in such event, Mortgagee may elect, by notice in writing given to Mortgagor, to declare all of the Secured Indebtedness to be and become due and payable sixty (60) days from the giving of such notice.

               (t) Statement Concerning Note or Mortgage. Mortgagor shall at any time and from time to time furnish within seven (7) days of request by Mortgagee a written statement in such form as may be required by Mortgagee stating that (i) the Note, this Mortgage and the other Loan

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Documents are valid and binding obligations of Mortgagor, enforceable against Mortgagor in accordance with their terms; (ii) the unpaid principal balance of the Note; (iii) the date to which interest on the Note is paid; (iv) the Note, this Mortgage and the other Loan Documents have not been released, subordinated or modified; and (v) there are no offsets or defenses against the enforcement of the Note, this Mortgage or any other Loan Document. If any of the foregoing statements are untrue, Mortgagor shall, alternatively, specify the reasons therefor. Mortgagee shall at any time and from time to time furnish within seven (7) days of request by Mortgagor a written statement stating (i) the unpaid principal balance of the Note and (ii) the date to which interest on the Note is paid.

               (u) Trust Fund; Lien Laws. Mortgagor will receive the advances secured hereby and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the “cost of improvement”, as such quoted term is defined in the New York Lien Law) and will apply the same first to the payment of such costs before using any part of the total of the same for any other purpose and, will comply with Section 13 of the New York Lien Law. Mortgagor will indemnify and hold Mortgagee harmless against any loss or liability, cost or expense, including, without limitation, any judgments, reasonable attorney’s fees, costs of appeal bonds and printing costs, arising out of or relating to any proceeding instituted by any claimant alleging a violation by Mortgagor of any applicable lien law including, without limitation, any section of Article 3-A of the New York Lien Law.

          Section 2.2. Performance by Mortgagee on Mortgagor’s Behalf. Mortgagor agrees that, if Mortgagor fails to perform any act or to take any action which under any Loan Document Mortgagor is required to perform or take, or to pay any money which under any Loan Document Mortgagor is required to pay, and whether or not the failure then constitutes a default hereunder or thereunder, and whether or not there has occurred any default or defaults hereunder or the Secured Indebtedness has been accelerated, Mortgagee, in Mortgagor’s name or its own name, may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Mortgagee, with interest thereon at the Default Rate set forth in the Note, and any money so paid by Mortgagee shall be a demand obligation owing by Mortgagor to Mortgagee (which obligation Mortgagor hereby promises to pay), shall be a part of the indebtedness secured hereby, and Mortgagee, upon making such payment, shall be subrogated to all of the rights of the person, entity or body politic receiving such payment. Mortgagee and its designees shall have the right to enter upon the Property at any time and from time to time for any such purposes. No such payment or performance by Mortgagee shall waive or cure any default or waive any right, remedy or recourse of Mortgagee. Any such payment may be made by Mortgagee in reliance on any statement, invoice or claim without inquiry into the validity or accuracy thereof. Each amount due and owing by Mortgagor to Mortgagee pursuant to this Mortgage shall bear interest, from the date such amount becomes due until paid, at the rate per annum provided in the Note for interest on past due principal owed on the Note but never in excess of the maximum nonusurious amount permitted by applicable law, which interest shall be payable to Mortgagee on demand; and all such amounts, together with such interest thereon, shall automatically and without notice be a part of the indebtedness secured hereby. The amount and nature of any expense by Mortgagee hereunder and the time when paid shall be fully established by the certificate of Mortgagee or any of Mortgagee’s officers or agents.

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          Section 2.3. Absence of Obligations of Mortgagee with Respect to Property. Notwithstanding anything in this Mortgage to the contrary, including, without limitation, the definition of “Property” and/or the provisions of Article 3 hereof, (i) to the extent permitted by applicable law, the Property is composed of Mortgagor’s rights, title and interests therein but not Mortgagor’s obligations, duties or liabilities pertaining thereto, (ii) Mortgagee neither assumes nor shall have any obligations, duties or liabilities in connection with any portion of the items described in the definition of “Property” herein, either prior to or after obtaining title to such Property, whether by foreclosure sale, the granting of a deed in lieu of foreclosure or otherwise, and (iii) Mortgagee may, at any time prior to or after the acquisition of title to any portion of the Property as above described, advise any party in writing as to the extent of Mortgagee’s interest therein and/or expressly disaffirm in writing any rights, interests, obligations, duties and/or liabilities with respect to such Property or matters related thereto. Without limiting the generality of the foregoing, it is understood and agreed that Mortgagee shall have no obligations, duties or liabilities prior to or after acquisition of title to any portion of the Property, as lessee under any lease or purchaser or seller under any contract or option unless Mortgagee elects otherwise by written notification.

          Section 2.4. Authorization to File Financing Statements; Power of Attorney. Mortgagor hereby authorizes Mortgagee at any time and from time to time to file any initial financing statements, amendments thereto and continuation statements as authorized by applicable law, required by Mortgagee to establish or maintain the validity, perfection and priority of the security interests granted in this Mortgage. For purposes of such filings, Mortgagor agrees to furnish any information requested by Mortgagee promptly upon request by Mortgagee. Mortgagor also ratifies its authorization for Mortgagee to have filed any like initial financing statements, amendments thereto or continuation statements if filed prior to the date of this Mortgage. Mortgagor hereby irrevocably constitutes and appoints Mortgagee and any officer or agent of Mortgagee, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Mortgagor or in Mortgagor’s own name to execute in Mortgagor’s name any such documents and to otherwise carry out the purposes of this Section 2.4, to the extent that Mortgagor’s authorization above is not sufficient. To the extent permitted by law, Mortgagor hereby ratifies all acts said attorney-in-fact shall lawfully do, have done in the past or cause to be done in the future by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

          Section 2.5. Ground Lease Covenant. Mortgagor shall (a) pay all rents, additional rents and other sums required to be paid by Mortgagor, as tenant under and pursuant to the provisions of the Ground Lease as and when such rent or other charge is payable, (b) diligently perform and observe all of the terms, covenants and conditions of the Ground Lease on the part of Mortgagor, as tenant thereunder, to be performed and observed prior to the expiration of any applicable grace period therein provided, and (c) promptly notify Mortgagee of the giving of any notice by the Ground Lessor to Mortgagor of any default by Mortgagor in the performance or observance of any of the terms, covenants or conditions of the Ground Lease on the part of Mortgagor, as tenant thereunder, to be performed or observed and deliver to Mortgagee a true copy of each such notice. Mortgagor shall not, without the prior consent of Mortgagee, surrender the leasehold estate created by the Ground Lease or terminate or cancel the Ground Lease or, without the prior written consent of Mortgagee, which consent shall not be unreasonably withheld, conditioned or delayed, modify, change, supplement, alter or amend the Ground Lease,

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in any respect, either orally or in writing, and Mortgagor hereby assigns to Mortgagee, as further security for the payment of the Secured Indebtedness and for the performance and observance of the terms, covenants and conditions of this Mortgage and the Loan Agreement, all of the rights, privileges and prerogatives of Mortgagor, which rights, privileges and prerogatives may be exercised by Mortgagee upon a Default, as tenant under the Ground Lease, to surrender the leasehold estate created by the Ground Lease or to terminate, cancel, modify, change, supplement, alter or amend the Ground Lease, which consent, in the case of a change, supplement, modification, alteration or amendment, shall not be unreasonably withheld or delayed, and any such surrender of the leasehold estate created by the Ground Lease or termination, cancellation, modification, change, supplement, alteration or amendment of the Ground Lease without the prior consent of Mortgagee shall be void and of no force and effect. If Mortgagor shall default in the performance or observance of any term, covenant or condition of the Ground Lease on the part of Mortgagor, as tenant thereunder, to be performed or observed, and such default shall remain uncured after the expiration of any applicable cure or grace period, then, without limiting the generality of the other provisions of this Mortgage and the Loan Agreement, and without waiving or releasing Mortgagor from any of its obligations hereunder or thereunder, Mortgagee shall have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all of the terms, covenants and conditions of the Ground Lease on the part of Mortgagor, as tenant thereunder, to be performed or observed or to be promptly performed or observed on behalf of Mortgagor, to the end that the rights of Mortgagor in, to and under the Ground Lease shall be kept unimpaired and free from default. If Mortgagee shall make any payment or perform any act or take action in accordance with the preceding sentence, Mortgagee will notify Mortgagor of the making of any such payment, the performance of any such act, or the taking of any such action. In any such event, subject to the rights of tenants, subtenants and other occupants under the Leases, Mortgagee and any person designated by Mortgagee shall have, and are hereby granted, the right to enter upon the Property at any time and from time to time after such default by Mortgagor, which remains uncured after the expiration of any applicable cure or grace period, for the purpose of taking any such action. Mortgagee may pay and expend such sums of money as Mortgagee deems reasonably necessary for any such purpose and upon so doing shall be subrogated to any and all rights of the Ground Lessor. Mortgagor hereby agrees to pay to Mortgagee immediately upon demand therefor, all such sums so paid and expended by Mortgagee, together with interest thereon from the day of such demand at the Default Rate. All sums so paid and expended by Mortgagee and the interest thereon shall be secured by the legal operation and effect of this Mortgage. If the Ground Lessor shall deliver to Mortgagee a copy of any notice of default sent by said Ground Lessor to Mortgagor, as tenant under the Ground Lease, such notice shall constitute full protection to Mortgagee for any action taken or omitted to be taken by Mortgagee, in good faith, in reliance thereon. Mortgagor will not subordinate or consent to the subordination of the Ground Lease to any mortgage, security deed, lease or other interest on or in the Ground Lessor’s interest in all or any part of the Property, unless, in each such case, the written consent of Mortgagee shall have been first had and obtained..

          Section 2.6. No Merger of Fee and Leasehold Estates. So long as any portion of the Secured Indebtedness shall remain unpaid, unless Mortgagee shall otherwise consent, the fee title to the Ground Lease Parcels and the leasehold estate therein created pursuant to the provisions of the Ground Lease shall not merge but shall always be kept separate and distinct, notwithstanding the union of such estates in Mortgagor, Mortgagee, or in any other person by purchase, operation

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of law or otherwise. Mortgagee reserves the right, at any time, to release portions of the Property, including, but not limited to, all of any part of the leasehold estate created by the Ground Lease, with or without consideration, at Mortgagee’s election, without waiving or affecting any of its rights hereunder or under the Note or the other Loan Documents and any such release shall not affect Mortgagee’s rights in connection with the portion of the Property not so released.

          Section 2.7. Mortgagor’s Acquisition of Fee Estate. In the event that Mortgagor, so long as any portion of the Secured Indebtedness remains unpaid, shall be the owner and holder of the fee title to all or any portion of the Ground Lease Parcels, the lien of the Mortgage shall be spread to cover Mortgagor’s fee title to such of the Ground Lease Parcels and said fee title shall be deemed to be included in the Property without any further action. Mortgagor agrees, at its sole cost and expense, including without limitation Mortgagee’s reasonable attorneys’ fees, to (a) execute any and all documents or instruments necessary to subject its fee title to the Property to the lien of this Mortgage; and (b) provide a title insurance policy which shall insure that the lien of the Mortgage is a first lien on Mortgagor’s fee title to the Property. Notwithstanding the foregoing, if the Ground Lease is for any reason whatsoever terminated prior to the natural expiration of its term, and if, pursuant to any provisions of the Ground Lease or otherwise, Mortgagee or its designee shall acquire from the Ground Lessor thereunder another lease of the Property, Mortgagor shall have no right, title or interest in or to such other lease or the leasehold estate created thereby.

          Section 2.8. Rejection of the Ground Lease.

               (a) If the Ground Lease is terminated for any reason in the event of the rejection or disaffirmance of the Ground Lease pursuant to the Bankruptcy Code, or any other law affecting creditor’s rights, (i) Mortgagor, immediately after obtaining notice thereof, shall give notice thereto to Mortgagee, (ii) Mortgagor, without the prior written consent of Mortgagee, shall not elect to treat the Ground Lease as terminated pursuant to Section 365(h) of the Bankruptcy Code or any comparable federal or state statute or law, and any election by Mortgagor made without such consent shall be void and (iii) this Mortgage and the Loan Agreement and all the liens, terms, covenants and conditions of this Mortgage and the Loan Agreement hereby extends to and covers Mortgagor’s possessory rights under Section 365(h) of the Bankruptcy Code and to any claim for damages due to the rejection of the Ground Lease or other termination of the Ground Lease. In addition, Mortgagor hereby assigns irrevocably to Mortgagee Mortgagor’s rights to treat the Ground Lease as terminated pursuant to Section 365(h) of the Bankruptcy Code and to offset rents under such Ground Lease in the event any case, proceeding or other action is commenced by or against the Ground Lessor under the Bankruptcy Code or any comparable federal” or state statute or law.

               (b) Mortgagor hereby assigns to Mortgagee (i) Mortgagor’s right to reject the Ground Lease under Section 365 of the Bankruptcy Code or any comparable federal or state statute or law with respect to any case, proceeding or other action commenced by or against Mortgagor under the Bankruptcy Code or comparable federal or state statute or law and (ii) Mortgagor’s right to seek an extension of the sixty (60)-day period within which Mortgagor must accept or reject the Ground Lease under Section 365 of the Bankruptcy Code or any comparable federal or state statute or law with respect to any case, proceeding or other action commenced by or against

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Mortgagor under the Bankruptcy Code or comparable federal or state statute or law. Further, if the foregoing assignment is not effective under applicable law and Mortgagor shall desire to so reject the Ground Lease, at Mortgagee’s request, Mortgagor shall assign its interest in the Ground Lease to Mortgagee in lieu of rejecting the Ground Lease, upon receipt by Mortgagor of notice from Mortgagee of such request together with Mortgagee’s agreement to cure any existing defaults of Mortgagor under the Ground Lease.

               (c) Mortgagor hereby agrees that if the Ground Lease is terminated for any reason in the event of the rejection or disaffirmance of the Ground Lease pursuant to the Bankruptcy Code or any other law affecting creditor’s rights, any property not removed by Mortgagor as permitted or required by the Ground Lease, shall at the option of Mortgagee be deemed abandoned by Mortgagor, provided that Mortgagee may remove any such property required to be removed by Mortgagor pursuant to the Ground Lease and all costs and expenses associated with such removal shall be paid by Mortgagor within five (5) days of receipt by Mortgagor of an invoice for such removal costs and expenses.

ARTICLE 3

Assignment of Rents and Leases

          Section 3.1. Assignment. Mortgagor hereby assigns to Mortgagee all Rents (hereinafter defined) and all of Mortgagor’s rights in and under all Leases (hereinafter defined). So long as no Default (hereinafter defined) has occurred, Mortgagor shall have a license (which license shall terminate automatically and without further notice upon the occurrence of a Default) to collect, but not prior to accrual, the Rents under the Leases and, where applicable, subleases, such Rents to be held in trust for Mortgagee, and to otherwise deal with all Leases as permitted by this Mortgage. Each month, provided no Default has occurred, Mortgagor may retain such Rents as were collected that month and held in trust for Mortgagee; provided, however, that all Rents collected by Mortgagor shall be applied solely to the ordinary and necessary expenses of owning and operating the Property or paid to Mortgagee. Upon the revocation of such license, all Rents shall be paid directly to Mortgagee and not through Mortgagor, all without the necessity of any further action by Mortgagee, including, without limitation, any action to obtain possession of the Land, Improvements or any other portion of the Property or any action for the appointment of a receiver. Mortgagor hereby authorizes and directs the tenants under the Leases to pay Rents to Mortgagee upon written demand by Mortgagee, without further consent of Mortgagor, without any obligation of such tenants to determine whether a Default has in fact occurred and regardless of whether Mortgagee has taken possession of any portion of the Property, and the tenants may rely upon any written statement delivered by Mortgagee to the tenants. Any such payments to Mortgagee shall constitute payments to Mortgagor under the Leases, and Mortgagor hereby irrevocably appoints Mortgagee as its attorney-in-fact to do all things, after a Default, which Mortgagor might otherwise do with respect to the Property and the Leases thereon, including, without limitation, (i) collecting Rents with or without suit and applying the same, less expenses of collection, to any of the obligations secured hereunder or to expenses of operating and maintaining the Property (including reasonable reserves for anticipated expenses), at the option of Mortgagee, all in such manner as may be determined by Mortgagee, or at the option of Mortgagee, holding the same as security for

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the payment of the Secured Indebtedness, (ii) leasing, in the name of Mortgagor, the whole or any part of the Property which may become vacant, and (iii) employing agents therefor and paying such agents reasonable compensation for their services. The curing of such Default, unless other Defaults also then exist, shall entitle Mortgagor to recover its aforesaid license to do any such things which Mortgagor might otherwise do with respect to the Property and the Leases thereon and to again collect such Rents. The powers and rights granted in this paragraph shall be in addition to the other remedies herein provided for upon the occurrence of a Default and may be exercised independently of or concurrently with any of said remedies. Nothing in the foregoing shall be construed to impose any obligation upon Mortgagee to exercise any power or right granted in this paragraph or to assume any liability under any Lease of any part of the Property and no liability shall attach to Mortgagee for failure or inability to collect any Rents under any such Lease. The assignment contained in this Section shall become null and void upon the release of this Mortgage. As used herein: (i) “Lease” means each existing or future lease, sublease (to the extent of Mortgagor’s rights thereunder) or other agreement under the terms of which any person has or acquires any right to occupy or use the Property, or any part thereof, or interest therein, and each existing or future guaranty of payment or performance thereunder, and all extensions, renewals, modifications and replacements of each such lease, sublease, agreement or guaranty; and (ii) “Rents” means all of the rents, revenue, income, profits and proceeds derived and to be derived from the Property or arising from the use or enjoyment of any portion thereof or from any Lease, including but not limited to the proceeds from any negotiated lease termination or buyout of such Lease, liquidated damages following default under any such Lease, all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by damage to any part of the Property, all of Mortgagor’s rights to recover monetary amounts from any tenant in bankruptcy including, without limitation, rights of recovery for use and occupancy and damage claims arising out of Lease defaults, including rejections, under any applicable Debtor Relief Law (hereinafter defined), together with any sums of money that may now or at any time hereafter be or become due and payable to Mortgagor by virtue of any and all royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and all future oil, gas, mineral and mining leases covering the Property or any part thereof, and all proceeds and other amounts paid or owing to Mortgagor under or pursuant to any and all contracts and bonds relating to the construction or renovation of the Property.

          Section 3.2. Covenants, Representations and Warranties Concerning Leases and Rents. Mortgagor covenants, represents and warrants that: (a) Mortgagor has good title to, and is the owner of the entire landlord’s interest in, the Leases and Rents hereby assigned and authority to assign them; (b) all Leases are valid and enforceable, and in full force and effect, and are unmodified except as stated therein; (c) neither Mortgagor nor any tenant in the Property is in default under its Lease (and no event has occurred which with the passage of time or notice or both would result in a default under its Lease) or is the subject of any bankruptcy, insolvency or similar proceeding; (d) unless otherwise stated in a Permitted Encumbrance, no Rents or Leases have been or will be assigned, mortgaged, pledged or otherwise encumbered and no other person has or will acquire any right, title or interest in such Rents or Leases; (e) no Rents have been waived, released, discounted, set off or compromised; (f) except as stated in the Leases, Mortgagor has not received any funds or deposits from any tenant for which credit has not already been made on account of accrued Rents; (g) Mortgagor shall perform all of its obligations under the Leases and enforce the tenants’ obligations under the Leases to the extent

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enforcement is prudent under the circumstances; (h) Mortgagor will not without the prior written consent of Mortgagee, enter into any Lease after the date hereof except in accordance with the terms of Exhibit I to the Loan Agreement, or waive, release, discount, set off, compromise, reduce or defer any Rent, receive or collect Rents more than one (1) month in advance, grant any rent-free period to any tenant (except in accordance with the terms of Exhibit I to the Loan Agreement), reduce any Lease term or waive, release or otherwise modify any other material obligation under any Lease, renew or extend any Lease except in accordance with the terms of Exhibit I to the Loan Agreement or in accordance with a right of the tenant thereto in such Lease, approve or consent to an assignment of a Lease or a subletting of any part of the premises covered by a Lease (except with respect to leases of 5,000 square feet of rentable space or less), or settle or compromise any claim against a tenant under a Lease in bankruptcy or otherwise (except with respect to leases of 5,000 square feet of rentable space or less); (i) Mortgagor will not, without the prior written consent of Mortgagee, terminate or consent to the cancellation or surrender of any Lease having an unexpired term of one (1) year or more unless promptly after the cancellation or surrender a new Lease of such premises is made with a new tenant having a credit standing that is satisfactory to Mortgagee, in Mortgagee’s judgment, on terms not materially less favorable to lessor than the terms of the terminated or cancelled Lease; (j) Mortgagor will not execute any Lease except in accordance with the Loan Documents and for actual occupancy by the tenant thereunder; (k) Mortgagor shall give prompt notice to Mortgagee, as soon as Mortgagor first obtains notice, of any claim, or the commencement of any action, by any tenant or subtenant under or with respect to a Lease regarding any claimed damage, default, diminution of or offset against Rent, cancellation of the Lease, or constructive eviction, excluding, however, notices of default under residential Leases, and Mortgagor shall defend, at Mortgagor’s expense, any proceeding pertaining to any Lease, including, if Mortgagee so requests, any such proceeding to which Mortgagee is a party; (l) Mortgagor shall as often as requested by Mortgagee, within ten (10) days of each request, deliver to Mortgagee a complete rent roll of the Property in such detail as Mortgagee may require and financial statements of the tenants, subtenants and guarantors under the Leases to the extent available to Mortgagor, and deliver to such of the tenants and others obligated under the Leases specified by Mortgagee written notice of the assignment in Section 3.1 hereof in form and content satisfactory to Mortgagee; (m) promptly upon request by Mortgagee, Mortgagor shall deliver to Mortgagee executed originals of all Leases and copies of all records in its possession or control relating thereto; (n) there shall be no merger of the leasehold estates, created by the Leases, with the fee estate of the Land without the prior written consent of Mortgagee; and (o) Mortgagee may at any time and from time to time by specific written instrument intended for the purpose, unilaterally subordinate the lien of this Mortgage to any Lease, without joinder or consent of, or notice to, Mortgagor, any tenant or any other person, and notice is hereby given to each tenant under a Lease of such right to subordinate. No such subordination shall constitute a subordination to any lien or other encumbrance, whenever arising, or improve the right of any junior lien Mortgagee; and nothing herein shall be construed as subordinating this Mortgage to any Lease.

          Section 3.3. Estoppel Certificates. All Leases executed after the date hereof shall require the tenant to execute and deliver to Mortgagee an estoppel certificate in form and substance acceptable to Mortgagee not more than thirty (30) days after notice from Mortgagee.

          Section 3.4. No Liability of Mortgagee. Mortgagee’s acceptance of this assignment shall not be deemed to constitute Mortgagee a “mortgagee in possession,” nor obligate

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Mortgagee to appear in or defend any proceeding relating to any Lease or to the Property, or to take any action hereunder, expend any money, incur any expenses, or perform any obligation or liability under any Lease, or assume any obligation for any deposit delivered to Mortgagor by any tenant and not as such delivered to and accepted by Mortgagee. Mortgagee shall not be liable for any injury or damage to person or property in or about the Property, or for Mortgagee’s failure to collect or to exercise diligence in collecting Rents, but shall be accountable only for Rents that it shall actually receive. Neither the assignment of Leases and Rents nor enforcement of Mortgagee’s rights regarding Leases and Rents (including collection of Rents) nor possession of the Property by Mortgagee nor Mortgagee’s consent to or approval of any Lease (nor all of the same), shall render Mortgagee liable on any obligation under or with respect to any Lease or constitute affirmation of, or any subordination to, any Lease, occupancy, use or option.

          If Mortgagee seeks or obtains any judicial relief regarding Rents or Leases, the same shall in no way prevent the concurrent or subsequent employment of any other appropriate rights or remedies nor shall same constitute an election of judicial relief for any foreclosure or any other purpose. Mortgagee neither has nor assumes any obligations as lessor or landlord with respect to any Lease. The rights of Mortgagee under this Article 3 shall be cumulative of all other rights of Mortgagee under the Loan Documents or otherwise.

          Reference is hereby made to Section 291-f of the Real Property Law of the State of New York for the purpose of obtaining for Mortgagee the benefits of said Section in connection herewith.

ARTICLE 4

Default

          Section 4.1. Events of Default. The occurrence of any one of the following shall be a default under this Mortgage (“default” or “Default”):

               (a) Failure to Pay Indebtedness. Any of the Secured Indebtedness or any indebtedness evidenced by the other “Notes” (as defined in the Loan Agreement) is not paid when due, regardless of how such amount may have become due and such default shall have continued for a period of ten (10) days.

               (b) Nonperformance of Covenants. Any covenant, agreement or condition herein or in any other Loan Document (other than covenants otherwise addressed in another paragraph of this Section, such as covenants to pay the Secured Indebtedness) is not fully and timely performed, observed or kept and such failure shall have continued for a period of thirty (30) days after notice thereof shall have been given to Mortgagor by Mortgagee (or such other cure period as may be specified elsewhere in this Mortgage or the other Loan Documents with respect to specific provisions), provided, however, if such default is not susceptible of being cured within such thirty (30) day period and Mortgagor has commenced such cure within such thirty (30) day period and is diligently pursuing such cure to Mortgagee’s satisfaction, such thirty (30) day cure period shall be extended, but in no event shall such cure period exceed sixty (60) days, or, in the case of such other documents, such shorter grace period, if any, as may be provided for therein.

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               (c) Default under other Loan Documents. The occurrence of a Default under any other Loan Document, including an Early Termination Event as defined in any Master Agreement relating to any Swap Transaction.

               (d) Representations. Any statement, representation or warranty in any of the Loan Documents, or in any financial statement or any other writing heretofore or hereafter delivered to Mortgagee in connection with the Secured Indebtedness is false, misleading or erroneous in any material respect on the date hereof or on the date as of which such statement, representation or warranty is made.

               (e) Bankruptcy or Insolvency. The owner of the Property or any person liable, directly or indirectly, for any of the Secured Indebtedness (or any general partner or joint venturer of such owner or other person):

          (i) (A) Executes an assignment for the benefit of creditors, or takes any action in furtherance thereof; or (B) admits in writing its inability to pay, or fails to pay, its debts generally as they become due; or (C) as a debtor, files a petition, case, proceeding or other action pursuant to, or voluntarily seeks the benefit or benefits of, Title 11 of the United States Code as now or hereafter in effect or any other federal, state or local law, domestic or foreign, as now or hereafter in effect relating to bankruptcy, insolvency, liquidation, receivership, reorganization, arrangement, composition, extension or adjustment of debts, or similar laws affecting the rights of creditors (Title 11 of the United States Code and such other laws being herein called “Debtor Relief Laws”), or takes any action in furtherance thereof; or (D) seeks the appointment of a receiver, trustee, custodian or liquidator of the Property or any part thereof or of any significant portion of its other property; or

          (ii) Suffers the filing of a petition, case, proceeding or other action against it as a debtor under any Debtor Relief Law or seeking appointment of a receiver, trustee, custodian or liquidator of the Property or any part thereof or of any significant portion of its other property, and (A) admits, acquiesces in or fails to contest diligently the material allegations thereof, or (B) the petition, case, proceeding or other action results in entry of any order for relief or order granting relief sought against it, or (C) in a proceeding under Debtor Relief Laws, the case is converted from one chapter to another, or (D) fails to have the petition, case, proceeding or other action permanently dismissed or discharged on or before the earlier of trial thereon or ninety (90) days next following the date of its filing; or

          (iii) Conceals, removes, or permits to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or makes or suffers a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or makes any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or suffers or permits, while insolvent, any creditor to obtain a lien (other than as described in subparagraph (iv) below) upon any of its property through legal proceedings which are not vacated and such lien discharged prior to enforcement thereof and in any event within sixty (60) days from the date thereof; or

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(iv) Fails to have discharged within a period of thirty (30) days any attachment, sequestration, or similar writ levied upon any of its property; or

(v) Fails to pay immediately any final money judgment against it.

          (f) Transfer of the Property. Any sale, lease, conveyance, assignment, pledge, encumbrance, or transfer of all or any part of the Property or any interest therein, voluntarily or involuntarily, whether by operation of law or otherwise, except: (i) sales or transfers of items of the Accessories which have become obsolete or worn beyond practical use and which have been replaced by adequate substitutes, owned by Mortgagor, having a value equal to or greater than the replaced items when new; and (ii) the grant, in the ordinary course of business, of a leasehold interest in a part of the Improvements to a tenant for occupancy, not containing a right or option to purchase and not in contravention of any provision of this Mortgage or of any other Loan Document. Mortgagee may, in its sole discretion, waive a default under this paragraph, but it shall have no obligation to do so, and any waiver may be conditioned upon such one or more of the following (if any) which Mortgagee may require: the grantee’s integrity, reputation, character, creditworthiness and management ability being satisfactory to Mortgagee in its sole judgment and grantee executing, prior to such sale or transfer, a written assumption agreement containing such terms as Mortgagee may require, a principal paydown on the Note, an increase in the rate of interest payable under the Note, a transfer fee, a modification of the term of the Note, and any other modification of the Loan Documents which Mortgagee may require. : NOTICE - THE DEBT SECURED HEREBY IS SUBJECT TO CALL IN FULL AND ANY AND ALL SWAP TRANSACTIONS ARE SUBJECT TO TERMINATION, OR THE TERMS THEREOF BEING MODIFIED IN THE EVENT OF SALE OR CONVEYANCE OF THE PROPERTY CONVEYED.

          (g) Transfer of Assets. Any sale, lease, conveyance, assignment, pledge, encumbrance, or transfer of all or any part of the other assets of Mortgagor, excluding the Property, voluntarily or involuntarily, whether by operation of law or otherwise, except: (i) sales or transfers in the ordinary course of Mortgagor’s business; and (ii) sales or transfers for which Mortgagor receives consideration substantially equivalent to the fair market value of the transferred asset.

          (h) Transfer of Ownership of Mortgagor. Any of the following:

          (i) the sale, pledge, encumbrance, assignment or transfer, voluntarily or involuntarily, whether by operation of law or otherwise, of any interest in Mortgagor (if Mortgagor is not a natural person but is a corporation, partnership, limited liability company, trust or other legal entity), without the prior written consent of Mortgagee (including, without limitation, if Mortgagor is a partnership or joint venture, the withdrawal from or admission into it of any general partner or joint venturer); or

          (ii) if Mortgagor or Guarantor (or a general partner, member or co-venturer of either of them) is a partnership, joint venture, limited liability company, trust or closely-held corporation, any sale, conveyance, transfer or other disposition of more than 10%, in the aggregate, of any class of the issued and outstanding capital stock of such closely-held corporation or of the beneficial interest of such partnership, venture, limited liability

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company or trust, or a change of any general partner, joint venturer, member or beneficiary, as the case may be, or, in the event Mortgagor or Guarantor (or a general partner, co-venturer, member or beneficiary, as the case may be, of either of them) is a publicly-held corporation, the sale, conveyance, transfer or other disposition of more than 10%, in the aggregate, of the stock-holdings of any of the five (5) individuals or entities that own the greatest number of shares of each class of issued and outstanding stock, or effectuates or permits a reduction in the aggregate direct and indirect ownership interests of Guarantor in Mortgagor below 50.1%, or effectuates or causes Acadia Realty Trust to fail to control the management of Guarantor and Mortgagor.

          (i) Grant of Easement, Etc. Without the prior written consent of Mortgagee, Mortgagor grants any easement or dedication, files any plat, condominium declaration, or restriction, or otherwise encumbers the Property, or seeks or permits any zoning reclassification or variance, unless such action is expressly permitted by the Loan Documents or does not affect the Property.

          (j) Abandonment. The owner of the Property abandons any of the Property.

          (k) Default Under Other Lien. A default or event of default occurs under any lien, security interest or assignment covering the Property or any part thereof (whether or not Mortgagee has consented, and without hereby implying Mortgagee’s consent, to any such lien, security interest or assignment not created hereunder), or Mortgagee of any such lien, security interest or assignment declares a default or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

          (l) Destruction. The Property is so demolished, destroyed or damaged that, in the reasonable opinion of Mortgagee, it cannot be restored or rebuilt with available funds to a profitable condition within a reasonable period of time and in any event, prior to the final maturity date of the Note.

          (m) Condemnation. (i) Any governmental authority shall require, or commence any proceeding for, the demolition of any building or structure comprising a part of the Premises, or (ii) there is commenced any proceeding to condemn or otherwise take pursuant to the power of eminent domain, or a contract for sale or a conveyance in lieu of such a taking is executed which provides for the transfer of, a material portion of the Premises, including but not limited to the taking (or transfer in lieu thereof) of any portion which would result in the blockage or substantial impairment of access or utility service to the Improvements or which would cause the Premises to fail to comply with any Legal Requirement.

          (n) Liquidation, Etc. The liquidation, termination, dissolution, merger, consolidation or failure to maintain good standing in the State of New York and/or the state of incorporation or organization, if different (or in the case of an individual, the death or legal incapacity) of Mortgagor, any owner of the Property or any person obligated to pay any part of the Secured Indebtedness.

          (o) Material, Adverse Change. In Mortgagee’s reasonable opinion, the prospect of payment of all or any part of the Secured Indebtedness has been impaired because of a material,

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adverse change in the financial condition, results of operations, business or properties of Mortgagor, any owner of the Property or any person liable, directly or indirectly, for any of the Secured Indebtedness, or of any general partner or joint venturer thereof (if such owner or other person is a partnership or joint venture).

          (p) Enforceability; Priority. Any Loan Document shall for any reason without Mortgagee’s specific written consent cease to be in full force and effect, or shall be declared null and void or unenforceable in whole or in part, or the validity or enforceability thereof, in whole or in part, shall be challenged or denied by any party thereto other than Mortgagee; or the liens, mortgages or security interests of Mortgagee in any of the Property become unenforceable in whole or in part, or cease to be of the priority herein required, or the validity or enforceability thereof, in whole or in part, shall be challenged or denied by Mortgagor or any person obligated to pay any part of the Secured Indebtedness.

          (q) Other Indebtedness. A default or event of default occurs under any document executed and delivered in connection with any other indebtedness (to Mortgagee or any other person or entity) of Mortgagor, the owner of the Property, any person obligated to pay any part of the Secured Indebtedness, or any person or entity which guarantees such other indebtedness.

          (r) Ground Lease. (A) A breach or default by Mortgagor under any condition or obligation contained in the Ground Lease shall occur, (B) there occurs any event or condition that gives Ground Lessor under the Ground Lease a right to terminate or cancel the Ground Lease, (C) the Ground Lease shall be surrendered or the Ground Lease shall be terminated or cancelled for any reason or under any circumstances whatsoever or (D) any of the terms, covenants or conditions of the Ground Lease shall in any manner be modified, changed or conditions of the Ground Lease shall in any manner be modified, changed, supplemented, altered or amended without the prior written consent of Mortgagee.

          (s) Fee Interest. This Mortgage shall fail to encumber the fee interest of the landlord under the Ground Lease if Mortgagor, Guarantor or any affiliate thereof shall become the owner of such fee interest.

          (t) Certain Other Agreements. (A) A breach or default by Mortgagor or Storage Facility Tenant under any condition or obligation contained in the Storage Facility Master Lease shall occur, (B) there occurs any event or condition that gives Mortgagor or Storage Facility Tenant under the Storage Facility Master Lease a right to terminate or cancel the Storage Facility Master Lease, (C) the Storage Facility Master Lease shall be surrendered or the Storage Facility Master Lease shall be terminated or cancelled for any reason or under any circumstances whatsoever, except as specifically permitted herein, or (D) any of the terms, covenants or conditions of the Storage Facility Master Lease shall in any manner be modified, changed, supplemented, altered or amended without the prior written consent of Mortgagee.

          (u) Storage Facility Tenant. Storage Facility Tenant shall dissolve or cease to exist during the term of the Loan, except in compliance with the provisions of the Loan Agreement.

          (v) Condominium Assessments. The Condominum Association shall file a lien against any of the Property for unpaid Condominium Assessments.

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          Section 4.2. Notice and Cure. If any provision of this Mortgage or any other Loan Document provides for Mortgagee to give to Mortgagor any notice regarding a default or incipient default, then if Mortgagee shall fail to give such notice to Mortgagor as provided, the sole and exclusive remedy of Mortgagor for such failure shall be to seek appropriate equitable relief to enforce the agreement to give such notice and to have any acceleration of the maturity of the Note and the Secured Indebtedness postponed or revoked and foreclosure proceedings in connection therewith delayed or terminated pending or upon the curing of such default in the manner and during the period of time permitted by such agreement, if any, and Mortgagor shall have no right to damages or any other type of relief not herein specifically set out against Mortgagee, all of which damages or other relief are hereby waived by Mortgagor. Nothing herein or in any other Loan Document shall operate or be construed to add on or make cumulative any cure or grace periods specified in any of the Loan Documents.

ARTICLE 5

Remedies

          Section 5.1. Certain Remedies. If a Default shall occur, Mortgagee may (but shall have no obligation to) exercise any one or more of the following remedies, without notice (unless notice is required by applicable statute):

               (a) Acceleration. Mortgagee may at any time and from time to time declare any or all of the Secured Indebtedness immediately due and payable and may terminate any and all Swap Transactions. Upon any such declaration, such Secured Indebtedness shall thereupon be immediately due and payable, and such Swap Transactions shall immediately terminate, without presentment, demand, protest, notice of protest, notice of acceleration or of intention to accelerate or any other notice or declaration of any kind, all of which are hereby expressly waived by Mortgagor. Without limitation of the foregoing, upon the occurrence of a default described in clauses (A), (C) or (D) of subparagraph (i) of paragraph (d) of Section 4.1, hereof, all of the Secured Indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, declaration or notice of acceleration or intention to accelerate, or any other notice, declaration or act of any kind, all of which are hereby expressly waived by Mortgagor.

               (b) Enforcement of Assignment of Rents. In addition to the rights of Mortgagee under Article 3 hereof, prior or subsequent to taking possession of any portion of the Property or taking any action with respect to such possession, Mortgagee may: (1) collect and/or sue for the Rents in Mortgagee’s own name, give receipts and releases therefor, and after deducting all expenses of collection, including attorneys’ fees and expenses, apply the net proceeds thereof to the Secured Indebtedness in such manner and order as Mortgagee may elect and/or to the operation and management of the Property, including the payment of management, brokerage and attorney’s fees and expenses; and (2) require Mortgagor to transfer all security deposits and records thereof to Mortgagee together with original counterparts of the Leases.

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               (c) Mortgagee’s Right to Enter and Take Possession, Operate and Apply Income.

          (i) Mortgagee may demand that Mortgagor surrender the actual possession of the Property and upon such demand, Mortgagor shall forthwith surrender same to Mortgagee and, to the extent permitted by law, Mortgagee itself, or by such officers or agents as it may appoint, may enter and take possession of all of the Property and may exclude Mortgagor and its agents and employees wholly therefrom.

          (ii) If Mortgagor shall for any reason fail to surrender or deliver the Property or any part thereof after Mortgagee’s demand, Mortgagee may obtain a judgment or order conferring on Mortgagee the right to immediate possession or requiring Mortgagor to deliver immediate possession to Mortgagee, to the entry of which judgment or decree Mortgagor hereby specifically consents.

          (iii) Mortgagee may from time to time: (A) continue and complete construction of, hold, store, use, operate, manage and control the Property and conduct the business thereof; (B) make all reasonably necessary maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional personal property; (C) insure or keep the Property insured; (D) exercise all the rights and powers of Mortgagor in its name or otherwise with respect to the same; and (E) enter into agreements with others (including, without limitation, new Leases or amendments, extensions, or cancellations to existing Leases) all as Mortgagee from time to time may determine in its sole discretion. Mortgagor hereby constitutes and irrevocably appoints Mortgagee its true and lawful attorney-in-fact, which appointment is coupled with an interest, with full power of substitution, and empowers said attorney or attorneys in the name of Mortgagor, but at the option of said attorney-in-fact, to do any and all acts and execute any and all agreements that Mortgagee may deem necessary or proper to implement and perform any and all of the foregoing.

               (d) Uniform Commercial Code. Mortgagee may exercise any or all of its rights and remedies under the Uniform Commercial Code as adopted by the State of New York as in effect from time to time, (or under the Uniform Commercial Code in force from time to time in any other state to the extent the same is applicable law) or other applicable law as well as all other rights and remedies possessed by Mortgagee, all of which shall be cumulative. Mortgagee is hereby authorized and empowered to enter the Property or other place where the collateral may be located without legal process, and to take possession of such personal property without notice or demand, which hereby are waived to the maximum extent permitted by the laws of the State of New York. Upon demand by Mortgagee, Mortgagor shall make such personal property available to Mortgagee at a place reasonably convenient to Mortgagee. Mortgagee may proceed under the Uniform Commercial Code as to all or any part of such personal property, and in conjunction therewith may exercise all of the rights, remedies and powers of a secured creditor under the Uniform Commercial Code. Any notification required by the Uniform Commercial Code shall be deemed reasonably and properly given if sent in accordance with the Notice provisions of this Mortgage at least ten (10) days before any sale or other disposition of such personal property. Mortgagee may choose to dispose of some or all of the property, in any combination consisting of both personal property and Property, in one or more public or private sales to be held in accordance with the Law and procedures applicable to real property, as

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permitted by Article 9 of the Uniform Commercial Code. Mortgagor agrees that such a sale of such personal property together with Property constitutes a commercially reasonable sale of such personal property.

               (e) Lawsuits. Mortgagee may proceed by a suit or suits in equity or at law, whether for collection of the indebtedness secured hereby, the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Property under the judgment or decree of any court or courts of competent jurisdiction. Mortgagor hereby assents to the passage of a decree for the sale of the Property by any equity court having jurisdiction.

               (f) Foreclosure. Mortgagee may:

          (1) sell the Mortgaged Property to the extent permitted and pursuant to the procedures provided by law (including, without limitation, in accordance with Article 14 of the New York Real Property Actions and Proceedings Law, regarding which Mortgagor hereby consents and agrees that notices thereunder (including notices of sale) may be given to Mortgagor in any of the manners specified for the giving of notices set forth in Section 6.13, and all estate, right, title and interest, claim and demand thereof, at one (1) or more sales as an entity or in parcels or parts, and at such time and place upon such terms and after such notice thereof as may be required or permitted by law; or

(2) institute proceedings for the complete or partial foreclosure hereof; or

          (3) take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Note, the Loan Agreement or herein, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Mortgagee shall elect.

          Any sale made hereunder may be as an entirety or in such parcels as Mortgagee may request. To the extent permitted by applicable law, any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. If the proceeds of such sale of less than the whole of the Property shall be less than the aggregate of the Secured Indebtedness, this Mortgage and the lien hereof shall remain in full force and effect as to the unsold portion of the Property just as though no sale had been made and the rights of Mortgagee to foreclose hereunder shall also apply to any future sales. A sale may cover not only the Property but also personal property and other interests which are a part of the Property, or any part thereof, as a unit and as a part of a single sale, or the sale may be of any part of the Property separately from the remainder of the Property. After each sale, Mortgagee shall make to the purchaser or purchasers at such sale good and sufficient conveyances, conveying the property so sold to the purchaser or purchasers in fee simple, subject to the Permitted Encumbrances (and to such leases and other matters, if any), and shall receive the proceeds of said sale or sales and apply the same as herein provided. In the event any sale hereunder is not completed or is defective in the opinion of Mortgagee, such sale shall not exhaust the rights hereunder and Mortgagee shall have the right to cause a subsequent sale or sales to be made hereunder. Any and all statements of fact or other recitals made in any deed or

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deeds or other conveyances given by Mortgagee as to nonpayment of the Secured Indebtedness or as to the occurrence of any default, or as to Mortgagee’s having declared all of said indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to any other act or thing having been duly done by Mortgagee shall be taken as prima facie evidence of the truth of the facts so stated and recited.

               (g) Receiver. Mortgagee may apply to any court of competent jurisdiction to have a receiver appointed to enter upon and take possession of the Property, collect the Rents therefrom and apply the same as the court may direct, such receiver to have all of the rights and powers permitted under the laws of the State of New York. To the extent permitted by law, the right of the appointment of such receiver shall be a matter of strict right without regard to the value or the occupancy of the Property or the solvency or insolvency of Mortgagor. The expenses, including receiver’s fees, attorneys’ fees, costs and agent’s commission incurred pursuant to the powers herein contained, together with interest thereon at the default rate under the Note, shall be secured hereby and shall be due and payable by Mortgagor immediately without notice or demand. Notwithstanding the appointment of any receiver or other custodian, Mortgagee shall be entitled as pledgee to the possession and control of any cash or deposits at the time held by, payable, or deliverable under the terms of this Mortgage to Mortgagee, and Mortgagee shall have the right to offset the unpaid Secured Indebtedness against any such cash or deposits in such order as Mortgagee may elect.

               (h) Termination of Commitment to Lend. Mortgagee may terminate any commitment or obligation to lend or disburse funds under any Loan Document or enter into any other credit arrangement to or for the benefit of Mortgagor.

               (i) Other Rights and Remedies. Mortgagee may exercise any and all other rights and remedies which Mortgagee may have under the Loan Documents, or at law or in equity or otherwise.

          Section 5.2. Application of Proceeds. Unless otherwise provided by applicable Law, all proceeds from the sale of the Property or any part thereof pursuant to the rights and remedies set forth in this Article 5 and any other proceeds received by Mortgagee from the exercise of any of its other rights and remedies hereunder or under the other Loan Documents shall be applied first to pay all Expenses and next in reduction of the other Secured Indebtedness, in such manner and order as Mortgagee may elect.

          Section 5.3. Remedies Cumulative and Concurrent. No right, power or remedy of Mortgagee as provided in the Note, this Mortgage, or the other Loan Documents is intended to be exclusive of any other right, power, or remedy of Mortgagee, but each and every such right, power and remedy shall be cumulative and concurrent and in addition to any other right, power or remedy available to Mortgagee now or hereafter existing at law or in equity and may be pursued separately, successively or together against Mortgagor, or any endorser, co-maker, surety or guarantor of the Secured Indebtedness, or the Property or any part thereof, or any one or more of them, at the sole discretion of Mortgagee. The failure of Mortgagee to exercise any such right, power or remedy shall in no event be construed as a waiver or release thereof.

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          Section 5.4. Waiver, Delay or Omission. No waiver of any Default hereunder shall extend to or affect any subsequent or any other Default then existing, or impair any rights, powers or remedies consequent thereon, and no delay or omission of Mortgagee to exercise any right, power or remedy shall be construed to waive any such Default or to constitute acquiescence therein.

          Section 5.5. Credit of Mortgagee. To the maximum extent permitted by the laws of the State of New York, upon any sale made under or by virtue of this Article, Mortgagee may bid for and acquire the Property, or any part thereof, and in lieu of paying cash therefor may apply to the purchase price, any portion of or all of the unpaid Secured Indebtedness in such order as Mortgagee may elect.

          Section 5.6. Sale. Any sale or sales made under or by virtue of this Article shall operate to divest all the estate, right, title, interest, claim and demand whatsoever at law or in equity, of Mortgagor and all persons, except tenants pursuant to Leases approved by Mortgagee, claiming by, through or under Mortgagor in and to the properties and rights so sold, whether sold to Mortgagee or to others.

          Section 5.7. Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, seizure of the Property by any Governmental Authority, or other judicial proceedings affecting Mortgagor, any endorser, co-maker, surety, or guarantor of the Secured Indebtedness, or any of their respective properties, Mortgagee, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have its claim allowed in such proceedings for the entire unpaid Secured Indebtedness at the date of the institution of such proceedings, and for any additional amounts which may become due and payable after such date.

          Section 5.8. Waiver of Redemption, Notice, Marshalling, Etc. Mortgagor hereby waives and releases, for itself and anyone claiming through, by, or under it, to the maximum extent permitted by the laws of the State of New York:

          (i) all benefit that might accrue to Mortgagor by virtue of any present or future law exempting the Property, or any part of the proceeds arising from any sale thereof, from attachment, levy or sale on execution, or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment,

(ii) unless specifically required herein, all notices of default, or Mortgagee’s actual exercise of any option or remedy under the Loan Documents, or otherwise, and

(iii) any right to have the Property marshaled.

          Section 5.9. Discontinuance of Proceedings. If Mortgagee shall have proceeded to enforce any right under any Loan Document and such proceedings shall have been discontinued or abandoned for any reason, then except as may be provided in any written agreement between Mortgagor and Mortgagee providing for the discontinuance or abandonment of such proceedings, Mortgagor and Mortgagee shall be restored to their former positions and the rights, remedies and powers of Mortgagee shall continue as if no such proceedings had been instituted.

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          Section 5.10. Mortgagee’s Actions. Mortgagee may, at any time without notice to any person and without consideration, do or refrain from doing any or all of the following actions, and neither Mortgagor, any endorser, co-maker, surety or guarantor of the Secured Indebtedness, nor any other person (hereinafter in this Section collectively referred to as the “Obligor”) now or hereafter liable for the payment and performance of the Secured Indebtedness shall be relieved from the payment and performance thereof, unless specifically released in writing by Mortgagee: (a) renew, extend or modify the terms of the Note, this Mortgage and the other Loan Documents, or any of them; (b) forbear or extend the time for the payment or performance of any or all of the Secured Indebtedness; (c) apply payments by any Obligor to the reduction of the unpaid Secured Indebtedness in such manner, in such amounts, and at such times and in such order and priority as Mortgagee may see fit; (d) release any Obligor; (e) substitute or release in whole or in part the Property or any other collateral or any portion thereof now or hereafter held as security for the Secured Indebtedness without affecting, disturbing or impairing in any manner whatsoever the validity and priority of the lien of this Mortgage upon the Property which is not released or substituted, or the validity and priority of any security interest of Mortgagee in such other collateral which is not released or substituted; (f) subordinate the lien of this Mortgage or the lien of any other security interest in any other collateral now or hereafter held as security for the Secured Indebtedness; (g) join in the execution of a plat or replat of the Land (provided, however, notwithstanding the foregoing, Mortgagee will join in such plat or replat of the Land so long as such plat or replat is acceptable to Mortgagee); (h) join in and consent to the filing of a declaration of condominium or declaration of restrictive covenants regarding all or any part of the Land; (i) consent to the granting of any easement on the Land; and (j) generally deal with any obligor or any other party as Mortgagee may see fit.

          Section 5.11. Other Remedies. Mortgagee shall have the right from time to time to protect, exercise and enforce any legal or equitable remedy against Mortgagor provided under the Loan Documents or by applicable Laws.

ARTICLE 6

Miscellaneous

          Section 6.1. Scope of Mortgage. This Mortgage is a Mortgage of both real and personal property, a security agreement, an assignment of rents and leases, a financing statement and fixture filing and a collateral assignment, and also covers proceeds and fixtures.

          Section 6.2. Effective as a Financing Statement. This Mortgage shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Property and is to be filed for record in the real estate records of each county where any part of the Property (including said fixtures) is situated. This Mortgage shall also be effective as a financing statement covering as-extracted collateral (including oil and gas), accounts and general intangibles under the New York Uniform Commercial Code, as in effect from time to time, and the Uniform Commercial Code, as in effect from time to time, in any other state where the Property is situated which will be financed at the wellhead or minehead of the wells or mines located on the Property and is to be filed for record in the real estate records of each county where any part of the Property is situated. This Mortgage shall also be effective as a financing

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statement covering any other Property and may be filed in any other appropriate filing or recording office. The mailing address of Mortgagor and Mortgagee are set forth in the preamble of this Mortgage and the address of Mortgagee from which information concerning the security interests hereunder may be obtained is the address of Mortgagee set forth at the end of this Mortgage. A carbon, photographic or other reproduction of this Mortgage or of any financing statement relating to this Mortgage shall be sufficient as a financing statement for any of the purposes referred to in this Section.

          Section 6.3. Notice to Account Debtors. In addition to the rights granted elsewhere in this Mortgage, Mortgagee may at any time notify the account debtors or obligors of any accounts, chattel paper, general intangibles, negotiable instruments or other evidences of indebtedness included in the Collateral to pay Mortgagee directly.

          Section 6.4. Waiver by Mortgagee. Mortgagee may at any time and from time to time by a specific writing intended for the purpose: (a) waive compliance by Mortgagor with any covenant herein made by Mortgagor to the extent and in the manner specified in such writing; (b) consent to Mortgagor’s doing any act which hereunder Mortgagor is prohibited from doing, or to Mortgagor’s failing to do any act which hereunder Mortgagor is required to do, to the extent and in the manner specified in such writing; (c) release any part of the Property or any interest therein from the lien and security interest of this Mortgage, without the joinder of Mortgagee; or (d) release any party liable, either directly or indirectly, for the Secured Indebtedness or for any covenant herein or in any other Loan Document, without impairing or releasing the liability of any other party. No such act shall in any way affect the rights or powers of Mortgagee or Mortgagee hereunder except to the extent specifically agreed to by Mortgagee in such writing.

          Section 6.5. No Impairment of Security. The lien, security interest and other security rights of Mortgagee hereunder or under any other Loan Document shall not be impaired by any indulgence, moratorium or release granted by Mortgagee including, but not limited to, any renewal, extension or modification which Mortgagee may grant with respect to any Secured Indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which Mortgagee may grant in respect of the Property, or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any Secured Indebtedness. The taking of additional security by Mortgagee shall not release or impair the lien, security interest or other security rights of Mortgagee hereunder or affect the liability of Mortgagor or of any endorser, guarantor or surety, or improve the right of any junior lien Mortgagee in the Property (without implying hereby Mortgagee’s consent to any junior lien).

          Section 6.6. Acts Not Constituting Waiver by Mortgagee. Mortgagee may waive any default without waiving any other prior or subsequent default. Mortgagee may remedy any default without waiving the default remedied. Neither failure by Mortgagee to exercise, nor delay by Mortgagee in exercising, nor discontinuance of the exercise of any right, power or remedy (including but not limited to the right to accelerate the maturity of the Secured Indebtedness or any part thereof) upon or after any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Mortgagee of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or

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waiver of any provision hereof nor consent to any departure by Mortgagor therefrom shall in any event be effective unless the same shall be in writing and signed by Mortgagee and then such waiver or consent shall be effective only in the specific instance, for the purpose for which given and to the extent therein specified. No notice to nor demand on Mortgagor in any case shall of itself entitle Mortgagor to any other or further notice or demand in similar or other circumstances. Remittances in payment of any part of the Secured Indebtedness other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Mortgagee in immediately available U.S. funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Mortgagee of any payment in an amount less than the amount then due on any Secured Indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder notwithstanding any notation on or accompanying such partial payment to the contrary.

          Section 6.7. Mortgagor’s Successors. If the ownership of the Property or any part thereof becomes vested in a person other than Mortgagor, Mortgagee may, without notice to Mortgagor, deal with such successor or successors in interest with reference to this Mortgage and to the Secured Indebtedness in the same manner as with Mortgagor, without in any way vitiating or discharging Mortgagor’s liability hereunder or for the payment of the indebtedness or performance of the obligations secured hereby. No transfer of the Property, no forbearance on the part of Mortgagee, and no extension of the time for the payment of the Secured Indebtedness given by Mortgagee shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Mortgagor hereunder for the payment of the indebtedness or performance of the obligations secured hereby or the liability of any other person hereunder for the payment of the indebtedness secured hereby. Each Mortgagor agrees that it shall be bound by any modification of this Mortgage or any of the other Loan Documents made by Mortgagee and any subsequent owner of the Property, with or without notice to such Mortgagor, and no such modifications shall impair the obligations of such Mortgagor under this Mortgage or any other Loan Document. Nothing in this Section or elsewhere in this Mortgage shall be construed to imply Mortgagee’s consent to any transfer of the Property.

          Section 6.8. Place of Payment. All Secured Indebtedness which may be owing hereunder at any time by Mortgagor shall be payable at the place designated in the Note (or if no such designation is made, at the address of Mortgagee indicated at the end of this Mortgage).

          Section 6.9. Subrogation to Existing Liens; Vendor’s Lien. To the extent that proceeds of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Mortgagee at Mortgagor’s request, and Mortgagee shall be subrogated to any and all rights, security interests and liens owned by any owner or Mortgagee of such outstanding liens, security interests, charges or encumbrances, however remote, irrespective of whether said liens, security interests, charges or encumbrances are released, and all of the same are recognized as valid and subsisting and are renewed and continued and merged herein to secure the Secured Indebtedness, but the terms and provisions of this Mortgage shall govern and control the manner and terms of enforcement of the liens, security interests, charges and encumbrances to which Mortgagee is subrogated hereunder. It is expressly understood that, in consideration of the payment of such

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indebtedness by Mortgagee, Mortgagor hereby waives and releases all demands and causes of action for offsets and payments in connection with the said indebtedness. If all or any portion of the proceeds of the loan evidenced by the Note or of any other secured indebtedness has been advanced for the purpose of paying the purchase price for all or a part of the Property, no vendor’s lien is waived; and Mortgagee shall have, and is hereby granted, a vendor’s lien on the Property as cumulative additional security for the secured indebtedness. Mortgagee may foreclose under this Mortgage or under the vendor’s lien without waiving the other or may foreclose under both.

          Section 6.10. Application of Payments to Certain Indebtedness. If any part of the Secured Indebtedness cannot be lawfully secured by this Mortgage or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Mortgage.

          Section 6.11. Nature of Loan; Compliance with Usury Laws. The loan evidenced by the Note is being made solely for the purpose of carrying on or acquiring a business or commercial enterprise. It is the intent of Mortgagor and Mortgagee and all other parties to the Loan Documents to conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements between Mortgagee and Mortgagor (or any other party liable with respect to any indebtedness under the Loan Documents) are hereby limited by the provisions of this Section which shall override and control all such agreements, whether now existing or hereafter arising. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged, chargeable, or received under this Mortgage, the Note or any other Loan Document or otherwise, exceed the maximum nonusurious amount permitted by applicable law (the “Maximum Amount”). If, from any possible construction of any document, interest would otherwise be payable in excess of the Maximum Amount, any such construction shall be subject to the provisions of this Section and such document shall ipso facto be automatically reformed and the interest payable shall be automatically reduced to the Maximum Amount, without the necessity of execution of any amendment or new document. If Mortgagee shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the Maximum Amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the Secured Indebtedness in the inverse order of its maturity and not to the payment of interest, or refunded to Mortgagor or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal. The right to accelerate maturity of the Note or any other Secured Indebtedness does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Mortgagee does not intend to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid to Mortgagee shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the Maximum Amount. As used in this Section, the term “applicable law” shall mean the laws of the State of New York or the federal laws of the United

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States applicable to this transaction, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

          Section 6.12. Releases.

               (a) Release of Mortgage. If all of the Secured Indebtedness is paid as the same becomes due and payable and all of the covenants, warranties, undertakings and agreements made in this Mortgage are kept and performed, and all Swap Transactions and all other obligations, if any, of Mortgagee for further advances have been terminated, then, and in that event only, all rights under this Mortgage shall terminate (except to the extent expressly provided herein with respect to indemnifications, representations and warranties and other rights which are to continue following the release hereof) and the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, and such liens and security interests shall be released by Mortgagee in due form at Mortgagor’s cost. Without limitation, all provisions herein for indemnity of Mortgagee or Mortgagee shall survive discharge of the Secured Indebtedness, the termination of any and all Swap Transactions and any foreclosure, release or termination of this Mortgage.

               (b) Partial Releases; No Release in Default. Partial releases of the lien of this Mortgage shall be made in accordance with the terms and provisions of Exhibit C attached hereto and by this reference made a part hereof, or in accordance with such other terms and conditions as may subsequently be agreed to by Mortgagee. If no such Exhibit C is attached hereto, then there are no terms and provisions for partial releases, to which Mortgagee and Mortgagor have agreed at this time. In any event, no partial release shall be sought, requested or required if any Default has occurred which has not been cured.

               (c) Effect of Partial Release. Mortgagee may, regardless of consideration, cause the release of any part of the Property from the lien of this Mortgage without in any manner affecting or impairing the lien or priority of this Mortgage as to the remainder of the Property.

               (d) Release Fee. If permitted by applicable law Mortgagor shall pay to Mortgagee, at the time of each partial or complete release of the lien of this Mortgage, a release fee in the amount of $25.00 if the release instrument is delivered to Mortgagee for execution or $50.00, if Mortgagee is required to prepare the release instrument. In addition, Mortgagor shall pay to Mortgagee a fee in the amount of $25.00 for each other document or instrument which Mortgagor requires Mortgagee to execute.

          Section 6.13. Notices. All notices, requests, consents, demands and other communications required or which any party desires to give hereunder or under any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by nationally recognized overnight courier service, or by registered or certified United States mail, postage prepaid, addressed to the party to whom directed at the addresses specified in this Mortgage (unless changed by similar notice in writing given by the particular party whose address is to be changed) or by facsimile. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case

39

of facsimile, upon receipt; provided that, service of a notice required by any applicable statute shall be considered complete when the requirements of that statute are met. Notwithstanding the foregoing, no notice of change of address shall be effective except upon receipt. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any person in any situation or for any reason.

          Section 6.14. Invalidity of Certain Provisions. A determination that any provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Mortgage to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

          Section 6.15. Gender; Titles; Construction. Within this Mortgage, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions. The use of the words “herein,” “hereof,” “hereunder” and other similar compounds of the word “here” shall refer to this entire Mortgage and not to any particular Article, Section, paragraph or provision. The term “person” and words importing persons as used in this Mortgage shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations, limited liability companies and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

          Section 6.16. Reporting Compliance. Mortgagor agrees to comply with any and all reporting requirements applicable to the transaction evidenced by the Note and secured by this Mortgage which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, including but not limited to The International Investment Survey Act of 1976, The Agricultural Foreign Investment Disclosure Act of 1978, The Foreign Investment in Real Property Tax Act of 1980 and the Tax Reform Act of 1984 and further agrees upon request of Mortgagee to furnish Mortgagee with evidence of such compliance.

          Section 6.17. Mortgagee’s Consent. Except where otherwise expressly provided herein, in any instance hereunder where the approval, consent or the exercise of judgment of Mortgagee is required or requested, (a) the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of Mortgagee, and Mortgagee shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or Mortgagee’s judgment, and (b) no approval or consent of Mortgagee shall be deemed to have been given except by a specific writing intended for the purpose and executed by an authorized representative of Mortgagee.

          Section 6.18. Mortgagor. Unless the context clearly indicates otherwise, as used in this Mortgage, “Mortgagor” means Mortgagors named in Section 1.1 hereof or any of them. The

40

obligations of Mortgagor hereunder shall be joint and several. If any Mortgagor, or any signatory who signs on behalf of any Mortgagor, is a corporation, partnership or other legal entity, Mortgagor and any such signatory, and the person or persons signing for it, represent and warrant to Mortgagee that this instrument is executed, acknowledged and delivered by Mortgagor’s duly authorized representatives. If Mortgagor is an individual, no power of attorney granted by Mortgagor herein shall terminate on Mortgagor’s disability.

          Section 6.19. Execution; Recording. This Mortgage has been executed in several counterparts, all of which are identical, and all of which counterparts together shall constitute one and the same instrument. The date or dates reflected in the acknowledgments hereto indicate the date or dates of actual execution of this Mortgage, but such execution is as of the date shown on the first page hereof, and for purposes of identification and reference the date of this Mortgage shall be deemed to be the date reflected on the first page hereof. Mortgagor will cause this Mortgage and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such manner and in such places as or Mortgagee shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

          Section 6.20. Successors and Assigns. The terms, provisions, covenants and conditions hereof shall be binding upon Mortgagor, and the heirs, devisees, representatives, successors and assigns of Mortgagor, and shall inure to the benefit of Mortgagee and shall constitute covenants running with the Land. All references in this Mortgage to Mortgagor shall be deemed to include all such heirs, devisees, representatives, successors and assigns of Mortgagor.

          Section 6.21. Modification or Termination. The Loan Documents may only be modified or terminated by a written instrument or instruments intended for that purpose and executed by the party against which enforcement of the modification or termination is asserted. Any alleged modification or termination which is not so documented shall not be effective as to any party.

          Section 6.22. No Partnership, Etc. The relationship between Mortgagee and Mortgagor is solely that of mortgagee and mortgagor. Mortgagee has no fiduciary or other special relationship with Mortgagor. Nothing contained in the Loan Documents is intended to create any partnership, joint venture, association or special relationship between Mortgagor and Mortgagee or in any way make Mortgagee a co-principal with Mortgagor with reference to the Property. All agreed contractual duties between or among Mortgagee and Mortgagor and are set forth herein and in the other Loan Documents and any additional implied covenants or duties are hereby disclaimed. Any inferences to the contrary of any of the foregoing are hereby expressly negated.

          Section 6.23. Intentionally Omitted.

          Section 6.24. Applicable Law. THIS MORTGAGE, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY NEW YORK LAW AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH AND PURSUANT TO THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES

41

FEDERAL LAW, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK ARE GOVERNED BY THE LAWS OF SUCH OTHER JURISDICTION.

          Section 6.25. Entire Agreement. The Loan Documents constitute the entire understanding and agreement between Mortgagor and Mortgagee with respect to the transactions arising in connection with the Secured Indebtedness and supersede all prior written or oral understandings and agreements between Mortgagor and Mortgagee with respect to the matters addressed in the Loan Documents. Mortgagor hereby acknowledges that, except as incorporated in writing in the Loan Documents, there are not, and were not, and no persons are or were authorized by Mortgagee to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents.

          Section 6.26. Forum. Mortgagor hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the jurisdiction of any state court or any United States federal court sitting in the State of New York and to the jurisdiction of any state court or any United States federal court sitting in the state in which any of the Property is located, over any Dispute. Mortgagor hereby irrevocably waives, to the fullest extent permitted by Law, any objection that Mortgagor may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum. Mortgagor hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any state court or any United States federal court sitting in the State of New York may be made by certified or registered mail, return receipt requested, directed to Mortgagor at its address for notice set forth in this Mortgage, or at a subsequent address of which Mortgagee received actual notice from Mortgagor in accordance with the notice section of this Mortgage, and service so made shall be complete five (5) days after the same shall have been so mailed. Nothing herein shall affect the right of Mortgagee to serve process in any manner permitted by Law or limit the right of Mortgagee to bring proceedings against Mortgagor in any other court or jurisdiction.

          Section 6.27. WAIVER OF JURY TRIAL. WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO ARBITRATE ANY DISPUTE AS SET FORTH IN THIS MORTGAGE, TO THE EXTENT ANY DISPUTE IS NOT SUBMITTED TO ARBITRATION OR IS DEEMED BY THE ARBITRATOR OR BY ANY COURT WITH JURISDICTION TO BE NOT ARBITRABLE OR NOT REQUIRED TO BE ARBITRATED, MORTGAGOR AND MORTGAGEE WAIVE TRIAL BY JURY IN RESPECT OF ANY SUCH DISPUTE AND ANY ACTION ON SUCH DISPUTE. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY MORTGAGOR AND MORTGAGEE, AND MORTGAGOR AND MORTGAGEE HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY PERSON OR ENTITY TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THE LOAN DOCUMENTS. MORTGAGOR AND MORTGAGEE ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF

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THIS WAIVER OF JURY TRIAL. MORTGAGOR FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS MORTGAGE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

          Section 6.28. Cross-Default. The Loan shall be cross-defaulted with all other loans which Mortgagor shall have from Lenders during the term of the Loan, whether existing as of the date of this Agreement subsequently made. A default under any of the above-described loans shall constitute a Default under the Loan. A Default under the Loan shall constitute a Default under the above-described other loans. To the extent not prohibited by applicable law, if Mortgagee, at its option, avails itself of this cross-default provision, Mortgagee shall have the option to pursue its remedies in any combinations and against any or all of Mortgagee’s security for the aforesaid loans, whether successively, concurrently or otherwise.

          Section 6.29. Substitute Mortgages. Mortgagor and Mortgagee shall, upon their mutual agreement to do so, execute such documents as may be necessary in order to effectuate the modification hereof, including the execution of substitute mortgages, so as to create two (2) or more liens on the Mortgaged Property in such amounts as may be mutually agreed upon but in no event to exceed, in the aggregate, the Mortgage Amount; in such event, Mortgagor covenants and agrees to pay the reasonable fees and expenses of Mortgagee and its counsel in connection with any such modification.

          Section 6.30. Satisfaction or Assignment of Mortgage. Upon payment in full of all sums, and the performance of all obligations, secured hereby in accordance with the terms and conditions of this Mortgage and the other Loan documents, Mortgagee shall deliver a satisfaction or release of this Mortgage or, at Mortgagor’s option to be exercised in writing, an assignment hereof, in either case in proper form of recording. As a condition to any such satisfaction or assignment, Mortgagor covenants and agrees to pay Mortgagee’s reasonable fees and expenses (including attorneys’ fees and expenses) in connection therewith. Upon any such satisfaction or assignment, Mortgagee shall, automatically and without the need for any other further documentation, be absolutely and unconditionally released from any and all claims or liabilities in connection with the Loan. In addition, Mortgagor hereby indemnifies and agrees to hold Mortgagee harmless from and against any and all claims and liabilities arising out of the satisfaction or assignment hereof, such indemnification to survive any such satisfaction or assignment.

          Section 6.31. New York Provisions. (a) Mortgagor hereby makes the following statement: “This Mortgage does not cover real property principally improved or to be improved by one (1) or more structures containing in the aggregate not more than six (6) residential dwelling, each having its own separate cooking facilities.” and (b) the covenants and conditions contained herein, other than those included in the New York Statutory Short Form of Mortgage, shall be construed as affording to Mortgagee rights additional to, and not exclusive of, the rights conferred under the provisions of Section 254 of the Real Property Law of the State of New York.

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          Section 6.32. Ground Lease Required Provision. This Mortgage is executed upon the condition that no purchaser at any foreclosure sale shall acquire any right, title or interest in and to the lease hereby mortgaged (the Ground Lease), unless the said purchaser, or the person, firm or corporation to whom or to which such purchaser’s right has been assigned, assumes and agrees to perform all of the terms, covenants and conditions of said lease (the Ground Lease) thereafter to be observed or performed on the part of tenant thereunder, and that a duplicate original of said instrument containing such assumption agreement, duly executed and acknowledged of such purchaser or such assignee and in recordable form, is delivered to Ground Lessor under said lease within seven (7) days after the consummation of such sale and, in any event, prior to taking possession of the Premises demised thereby. No further or additional mortgage or assignment of said lease shall be made except in accordance with the provisions in Article Eleven of said lease (the Ground Lease).

[Remainder of page intentionally left blank]

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          IN WITNESS WHEREOF, Mortgagor has executed this Mortgage as an instrument under seal as of the date first written on page 1 hereof.

P/A-ACADIA PELHAM MANOR, LLC, a Delaware limited liability company

By

Robert Masters
Senior Vice President

STATE OF NEW YORK )
: ss.:
COUNTY OF )

          On the ______ day of ____________ in the year 2010, before me, the undersigned, a notary public in and for said state, personally appeared Robert Masters, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public

My Commission Expires:

EXHIBIT A

Land

PARCEL 1 - Fee Parcel (Lot 8.3)

ALL THAT CERTAIN plot, piece or parcel of land, situate, lying and being in the Village of Pelham Manor, Town of Pelham, Westchester County of Westchester and State of New York, being more particularly bounded and described as follows:

BEGINNING AT A POINT ON THE SOUTHERLY LINE OF SECOR LANE (50 FOOT WIDE), SAID POINT BEING DISTANT 374.53 FEET ON A COURSE OF NORTH 63 DEGREES – 57 MINUTES – 50 SECONDS EAST FROM A POINT AT THE NORTHEASTERLY TERMINUS OF A CURVE CONNECTING THE SOUTHERLY LINE OF SECOR LANE WITH THE EASTERLY LINE OF PELHAM PARKWAY (A.K.A. C.R. 70 – VARIABLE WIDTH), AND FROM SAID POINT OF BEGINNING RUNNING THENCE;

1.	ALONG THE SOUTHERLY LINE OF SECOR LANE, NORTH 63 DEGREES – 57 MINUTES – 50 SECONDS EAST, A DISTANCE OF 80.00 FEET TO A POINT, THENCE;

2.

ALONG THE DIVIDING LINE BETWEEN LOT 8.3 AND LOT 8.1, BLOCK 1, SOUTH 26 DEGREES – 02 MINUTES – 10 SECONDS EAST, A DISTANCE OF 100.00 FEET TO A POINT, THENCE; ALONG THE DIVIDING LINE BETWEEN LOT 8.3 AND LOT 8.1, BLOCK 1, THE FOLLOWING THREE (3) COURSES:

3.	SOUTH 63 DEGREES – 57 MINUTES – 50 SECONDS WEST, A DISTANCE OF 100.00 FEET TO A POINT, THENCE;

4.	NORTH 26 DEGREES – 02 MINUTES – 10 SECONDS EAST, A DISTANCE OF 80.00 FEET TO A POINT OF CURVATURE, THENCE;

5.

ALONG A CURVE TO THE RIGHT, HAVING A RADIUS OF 20.00 FEET, TURNING A CENTRAL ANGLE OF 90 DEGREES – 00 MINUTES – 00 SECONDS, WITH AN ARC LENGTH OF 31.42 FEET, THE CHORD OF WHICH BEARS NORTH 18 DEGREES – 58 MINUTES – 11 SECONDS EAST, A CHORD DISTANCE OF 28.28 FEET TO THE POINT AND PLACE OF BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTIONS IS BASED UPON A SURVEY MADE BY CONTROL POINT ASSOCIATES, INC. DATED 7/7/10 AND AS FURTHER CERTIFIED ON 11/18/10 BY JOHN P. LYNCH (CONTROL POINT ASSOCIATES, INC.)

PARCEL 2 - Ground Lease Parcel (Lot 8.1)

ALL THAT CERTAIN plot, piece or parcel of land, situate, lying and being in the Village of Pelham Manor, Town of Pelham, Westchester County of Westchester and State of New York, being more particularly bounded and described as follows:

BEGINNING AT A POINT ON THE SOUTHERLY LINE OF SECOR LANE (50 FOOT WIDE), SAID POINT BEING AT THE NORTHEASTERLY TERMINUS OF A CURVE CONNECTING THE SOUTHERLY LINE OF SECOR LANE WITH THE EASTERLY LINE OF PELHAM PARKWAY (A.K.A. C.R. 70 – VARIABLE WIDTH), AND FROM SAID POINT OF BEGINNING RUNNING THENCE;

1.

ALONG THE SOUTHERLY LINE OF SECOR LANE, NORTH 63 DEGREES – 57 MINUTES – 50 SECONDS EAST, A DISTANCE OF 374.53 FEET TO A POINT OF NON-TANGENT CURVATURE, THENCE; ALONG THE DIVIDING LINE BETWEEN LOT 8.1 AND LOT 8.3, BLOCK 1 THE FOLLOWING THREE (3) COURSES:

2.

ALONG A CURVE TO THE LEFT, HAVING A RADIUS OF 20.00 FEET, TURNING A CENTRAL ANGLE OF 90 DEGREES – 00 MINUTES – 00 SECONDS, WITH AN ARC LENGTH OF 31.42 FEET, THE CHORD OF WHICH BEARS SOUTH 18 DEGREES – 58 MINUTES – 11 SECONDS WEST, A CHORD DISTANCE OF 28.28 FEET TO A POINT OF TANGENCY, THENCE;

3.	SOUTH 26 DEGREES – 02 MINUTES – 10 SECONDS EAST, A DISTANCE OF 80.00 FEET TO A POINT, THENCE;

4.	NORTH 63 DEGREES – 57 MINUTES – 50 SECONDS EAST, A DISTANCE OF 100.00 FEET TO A POINT, THENCE; ALONG THE DIVIDING LINE BETWEEN LOT 8.1 AND LOT 8.2, BLOCK 1 THE FOLLOWING THREE (3) COURSES:

5.	SOUTH 26 DEGREES – 02 MINUTES – 10 SECONDS EAST, A DISTANCE OF 121.90 FEET TO A POINT, THENCE;

6.	NORTH 63 DEGREES – 57 MINUTES – 50 SECONDS EAST, A DISTANCE OF 176.92 FEET TO A POINT, THENCE;

7.	NORTH 26 DEGREES – 02 MINUTES – 10 SECONDS WEST, A DISTANCE OF 221.90 FEET TO A POINT ON THE AFOREMENTIONED SOUTHERLY LINE OF SECOR LANE, THENCE;

8.	ALONG THE SOUTHERLY LINE OF SECOR LANE, NORTH 63 DEGREES – 57 MINUTES – 50 SECONDS EAST, A DISTANCE OF 449.97 FEET TO A POINT OF CURVATURE, THENCE;

9.

CONTINUING ALONG THE SOUTHERLY LINE OF SECOR LANE ON A CURVE TO THE RIGHT, HAVING A RADIUS OF 650.00 FEET, TURNING A CENTRAL ANGLE OF 11 DEGREES – 45 MINUTES – 00 SECONDS, WITH AN ARC LENGTH OF 133.30 FEET, THE CHORD OF WHICH BEARS NORTH 69 DEGREES – 50 MINUTES – 19 SECONDS EAST, A CHORD DISTANCE OF 133.06 FEET TO A POINT, THENCE; ALONG THE WESTERLY LINE OF HUTCHINSON RIVER PARKWAY (VARIABLE WIDTH) THE FOLLOWING SEVEN (7) COURSES:

2

10.	SOUTH 10 DEGREES – 37 MINUTES – 00 SECONDS EAST, A DISTANCE OF 406.03 FEET TO A POINT, THENCE;

11.	SOUTH 08 DEGREES – 04 MINUTES – 18 SECONDS EAST, A DISTANCE OF 152.58 FEET TO A POINT, THENCE;

12.	SOUTH 81 DEGREES – 55 MINUTES – 42 SECONDS WEST, A DISTANCE OF 125.00 FEET TO A POINT, THENCE;

13.	SOUTH 08 DEGREES – 04 MINUTES – 18 SECONDS EAST, A DISTANCE OF 350.40 FEET TO A POINT OF NON-TANGENT CURVATURE, THENCE;

14.

ALONG A CURVE TO THE LEFT, HAVING A RADIUS OF 375.00 FEET, TURNING A CENTRAL ANGLE OF 15 DEGREES – 22 MINUTES – 08 SECONDS, WITH AN ARC LENGTH OF 100.59 FEET, THE CHORD OF WHICH BEARS SOUTH 72 DEGREES – 19 MINUTES – 21 SECONDS WEST, A CHORD DISTANCE OF 100.29 FEET TO A POINT OF TANGENCY, THENCE;

15.	SOUTH 63 DEGREES – 57 MINUTES – 50 SECONDS WEST, A DISTANCE OF 4.45 FEET TO A POINT, THENCE;

16.	SOUTH 26 DEGREES – 04 MINUTES – 30 SECONDS EAST, A DISTANCE OF 188.85 FEET TO A POINT, THENCE;

17.

ALONG THE COMMON DIVIDING LINE BETWEEN LOT 8.1 AND LOT 4, BLOCK 1 AND THE WESTERLY LINE OF HUTCHINSON RIVER PARKWAY, SOUTH 63 DEGREES – 55 MINUTES – 30 SECONDS WEST, A DISTANCE OF 156.73 FEET TO A POINT, THENCE; ALONG THE DIVIDING LINE BETWEEN LOT 8.1 AND LOT 3, BLOCK 1 THE FOLLOWING EIGHT (8) COURSES:

18.	NORTH 24 DEGREES – 04 MINUTES – 30 SECONDS WEST, A DISTANCE OF 82.31 FEET TO A POINT, THENCE;

19.	NORTH 63 DEGREES – 55 MINUTES – 30 SECONDS EAST, A DISTANCE OF 10.33 FEET TO A POINT, THENCE;

20.	NORTH 26 DEGREES – 04 MINUTES – 30 SECONDS WEST, A DISTANCE OF 19.84 FEET TO A POINT, THENCE;

21.	SOUTH 63 DEGREES – 55 MINUTES – 30 SECONDS WEST, A DISTANCE OF 10.33 FEET TO A POINT, THENCE;

22.	NORTH 26 DEGREES – 04 MINUTES – 30 SECONDS WEST, A DISTANCE OF 90.59 FEET TO A POINT, THENCE;

23.	NORTH 63 DEGREES – 55 MINUTES – 30 SECONDS EAST, A DISTANCE OF 4.05 FEET TO A POINT, THENCE;

3

24.	NORTH 26 DEGREES – 04 MINUTES – 30 SECONDS WEST, A DISTANCE OF 9.55 FEET TO A POINT, THENCE;

25.	SOUTH 63 DEGREES – 55 MINUTES – 30 SECONDS WEST, A DISTANCE OF 227.32 FEET TO A POINT ON THE AFOREMENTIONED EASTERLY LINE OF PELHAM PARKWAY, THENCE;

26.	ALONG THE EASTERLY LINE OF PELHAM PARKWAY, NORTH 26 DEGREES – 04 MINUTES – 30 SECONDS WEST, A DISTANCE OF 296.81 FEET TO A POINT, THENCE;

27.	CONTINUING ALONG THE EASTERLY LINE OF PELHAM PARKWAY, NORTH 62 DEGREES – 43 MINUTES – 40 SECONDS WEST, A DISTANCE OF 609.10 FEET TO A POINT OF CURVATURE, THENCE;

28.

ALONG A CURVE TO THE RIGHT, HAVING A RADIUS OF 20.00 FEET, TURNING A CENTRAL ANGLE OF 126 DEGREES – 41 MINUTES – 30 SECONDS, WITH AN ARC LENGTH OF 44.22 FEET, THE CHORD OF WHICH BEARS NORTH 00 DEGREES – 37 MINUTES – 42 SECONDS EAST, A CHORD DISTANCE OF 35.75 FEET TO THE POINT AND PLACE OF BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTION IS BASED UPON A SURVEY MADE BY CONTROL POINT ASSOCIATES, INC. DATED 7/7/10 AND AS FURTHER CERTIFIED ON 11/18/10 BY JOHN P. LYNCH (CONTROL POINT ASSOCIATES, INC.)

PARCEL 3 - Ground Lease Parcel (Lot 8.2)

ALL THAT CERTAIN plot, piece or parcel of land, situate, lying and being in the Village of Pelham Manor, Town of Pelham, Westchester County of Westchester and State of New York, being more particularly bounded and described as follows:

BEGINNING AT A POINT ON THE SOUTHERLY LINE OF SECOR LANE (50 FOOT WIDE), SAID POINT BEING DISTANT 454.53 FEET ON A COURSE OF NORTH 63 DEGREES – 57 MINUTES – 50 SECONDS EAST FROM A POINT AT THE NORTHEASTERLY TERMINUS OF A CURVE CONNECTING THE SOUTHERLY LINE OF SECOR LANE WITH THE EASTERLY LINE OF PELHAM PARKWAY (A.K.A. C.R. 70 – VARIABLE WIDTH), AND FROM SAID POINT OF BEGINNING RUNNING THENCE;

1.

ALONG THE SOUTHERLY LINE OF SECOR LANE, NORTH 63 DEGREES – 57 MINUTES – 60 SECONDS EAST, A DISTANCE OF 176.92 FEET TO A POINT, THENCE; ALONG THE DIVIDING LINE BETWEEN LOT 8.2 AND LOT 8.1, BLOCK 1 THE FOLLOWING TWO (2) COURSES:

2.	SOUTH 26 DEGREES – 02 MINUTES – 10 SECONDS EAST, A DISTANCE OF 221.90 FEET TO A POINT, THENCE;

3.	SOUTH 63 DEGREES – 57 MINUTES – 50 SECONDS WEST, A DISTANCE OF 176.92 FEET TO A POINT, THENCE;

4

4.	ALONG THE DIVIDING LINE BETWEEN LOT 8.2 AND LOTS 8.1 AND 8.3, BLOCK 1, NORTH 26 DEGREES – 02 MINUTES – 10 SECONDS EAST, A DISTANCE OF 221.90 FEET THE POINT AND PLACE OF BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTION IS BASED UPON A SURVEY MADE BY CONTROL POINT ASSOCIATES, INC. DATED 7/7/10 AND AS FURTHER CERTIFIED ON 11/18/10 BY JOHN P. LYNCH (CONTROL POINT ASSOCIATES, INC.)

BLANKET DESCRIPTION - LOTS 8.1, 8.2 and 8.3:

ALL THAT CERTAIN plot, piece or parcel of land, situate, lying and being in the Village of Pelham Manor, Town of Pelham, Westchester County of Westchester and State of New York, being more particularly bounded and described as follows:

BEGINNING at a rebar with cap set on the southerly line of Secor Lane (50 foot wide), said point being at the northeasterly terminus of a curve connecting the southerly line of Secor Lane with the easterly line of Pelham Parkway (a/k/a C.R. 70) and from said beginning point, running thence

1.	Along the southerly line of Secor Lane, north 63 degrees 57 minutes 50 seconds east, a distance of 1081.42 feet to a rebar with cap set at a point of curvature in the same, thence

2.

Continuing along the same, along a curve to the right, having a radius of 650.00 feet, turning a central angle of 11 degrees 45 minutes 00 seconds with an arc length of 133.30 feet, the chord of which bears north 69 degrees 50 minutes 19 seconds east, a chord distance of 133.06 feet to a rebar with cap set, thence the following seven (7) courses along the dividing line between Lot 8 Block 1 and the westerly line of the Hutchinson River Parkway;

3.	South 10 degrees 37 minutes 00 seconds east, a distance of 406.03 feet to a rebar with cap set, thence

4.	South 08 degrees 04 minutes 18 seconds east, a distance of 152.58 feet to a rebar with cap set, thence

5.	South 81 degrees 55 minutes 42 seconds west, a distance of 125.00 feet to a rabar with cap set, thence

6.	South 08 degrees 04 minutes 18 seconds east, a distance of 350.40 feet to a rebar with cap set at a point of non-tangent curvature, thence

7.

Along a curve to the left, having a radius of 375.00 feet, turning a central angle of 15 degrees 22 minutes 08 seconds with an arc length of 100.59 feet, the chord of which bears south 72 degrees 19 minutes 21 seconds west, a chord distance of 100.29 feet to a rebar with cap set at a point of tangency, thence

8.	South 63 degrees 57 minutes 50 seconds west, a distance of 4.45 feet to a rebar with cap set, thence

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9.	South 26 degrees 04 minutes 30 seconds east, a distance of 188.85 feet to a point, thence

10.

Along the common dividing line between Lot 8 and Lot 5, Block 1 and the westerly line of the Hutchinson River Parkway, south 63 degrees 55 minutes 30 seconds west, a distance of 156.73 feet to a point; thence the following eight (8) courses along the dividing line between Lot 8 and Lot 3, Block 1.

11.	North 26 degrees 04 minutes 30 seconds west, a distance of 82.31 feet to a pk nail set, thence

12.	North 63 degrees 55 minutes 30 seconds east, a distance of 10.33 feet to a pk nail set, thence

13.	North 26 degrees 04 minutes 30 seconds west, a distance of 19.84 feet to a pk nail set, thence

14.	South 63 degrees 55 minutes 30 seconds west, a distance of 10.33 feet to a pk nail set, thence

15.	North 26 degrees 04 minutes 30 seconds west, a distance of 90.59 feet to a rebar with cap set, thence

16.	North 63 degrees 55 minutes 30 seconds east, a distance of 4.05 feet to a pk nail set, thence

17.	North 26 degrees 04 minutes 30 seconds west, a distance of 9.55 feet to a pk nail set, thence

18.	South 63 degrees 55 minutes 30 seconds west, a distance of 227.32 feet to a pk nail set on the aforementioned easterly line of Pelham Parkway, thence

19.	North 26 degrees 04 minutes 30 seconds west, a distance of 296.81 feet to a pk nail, thence

20.	Continuing along the easterly line of Pelham Parkway, north 62 degrees 43 minutes 40 seconds west, a distance of 609.10 feet to a pk nail set a point of curvature, thence

21.

Along a curve to the right, having a radius of 2.00 feet, turning a central angle of 126 degrees 41 minutes 30 seconds with an arc length of 44.22 feet to a point, the chord of which bears north 00 degrees 37 minutes 24 seconds east, a chord distance of 35.75 feet to the point and place of BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTIONS IS BASED UPON A SURVEY MADE BY CONTROL POINT ASSOCIATES, INC. DATED 7/7/10 AND AS FURTHER CERTIFIED ON 11/12/10 BY JOHN P. LYNCH (CONTROL POINT ASSOCIATES, INC.)

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SUCH REAL PROPERTY ALSO CONTAINS ALL OF THE CONDOMINIUM UNITS IN THE P/A ACADIA CONDOMINIUM MADE BY P/A-ACADIA PELHAM MANOR, LLC DATED 9/17/07 AND RECORDED 10/23/07 AS CONTROL NUMBER 472850497.

For information only: Said premises are known as 798-858 Pelham Parkway, Pelham, NY and designated as Section 166.26 Block 1 Lots 8.1, 8.2 and 8.3 as shown on the Westchester County Land and Tax Map.

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EXHIBIT B

Permitted Encumbrances

Those exceptions set forth in Schedule B of that certain title insurance policy issued by Stewart Title Insurance Company through their agent, Royal Abstract of New York LLC, under their title no. 832899 insuring the lien of this Mortgage.

EXHIBIT C

Partial Release

NONE

GUARANTY AGREEMENT

                    THIS GUARANTY AGREEMENT (this “Guaranty”) is made as of the 1st day of December, 2010, by ACADIA REALTY LIMITED PARTNERSHIP, a Delaware limited partnership (“Guarantor”), in favor of BANK OF AMERICA, N.A., a national banking association (in its individual capacity and not as administrative agent, “BofA”), as Administrative Agent (in such capacity and together with its successors and assigns in such capacity, “Administrative Agent”) for Lenders (as defined below).

Preliminary Statements

                    BofA and P/A-Acadia Pelham Manor, LLC, a Delaware limited liability company (“Borrower”), have entered into, are entering into concurrently herewith, or contemplate entering into, that certain Loan Agreement dated as of the date hereof (herein called, as it may hereafter be modified, supplemented, restated, extended, or renewed and in effect from time to time, the “TI Loan Agreement”) and that certain Transfer Loan Agreement dated as of the date hereof (herein called, as it may hereafter be modified, supplemented, restated, extended, or renewed and in effect from time to time, the “Other Loan Agreement”; and, together with the TI Loan Agreement, collectively, the “Loan Agreement”), which Loan Agreement sets forth the terms and conditions of certain loans (collectively, the “Loan”) by BofA and certain other lenders (BofA and such other entities as may become lenders in accordance with the terms of the Loan Agreement, collectively, “Lenders”) to Borrower for with respect to land located in the Town of Pelham Manor, Westchester County, New York as more particularly described in the Loan Agreement and identified therein as the Land and the Improvements thereon.

                    A condition precedent to Lenders’ obligation to make the Loan to Borrower is Guarantor’s execution and delivery to Administrative Agent of this Guaranty.

                    The Loan is, or will be, evidenced by one or more notes executed by Borrower pursuant to the Loan Agreement and payable to the order of Lenders in the aggregate principal face amount of up to $34,000,000 (such note, as it may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, is herein called the “Note”).

                    Borrower and BofA may from time to time enter into one or more “Swap Contracts” as defined in the Loan Agreement.

                    Any capitalized term used and not defined in this Guaranty shall have the meaning given to such term in the Loan Agreement. This Guaranty is one of the Loan Documents described in the Loan Agreement.

Statement of Agreements

                    For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as a material inducement to Lenders to extend credit to Borrower,

Guarantor hereby guarantees to Administrative Agent and Lenders the prompt and full payment and performance of the indebtedness and obligations described below in this Guaranty (collectively called the “Guaranteed Obligations”), this Guaranty being upon the following terms and conditions:

                    1. Guaranty of Payment. Guarantor hereby jointly and severally, unconditionally and irrevocably guarantees to Administrative Agent and Lenders the punctual payment when due, whether by lapse of time, by acceleration of maturity, or otherwise, of (a) all principal, interest (including interest accruing after the commencement of any bankruptcy or insolvency proceeding by or against Borrower, whether or not allowed in such proceeding), fees, late charges, costs, expenses, indemnification indebtedness, and other sums of money now or hereafter due and owing, or which Borrower is obligated to pay, pursuant to the terms of the Note, the Loan Agreement, the Mortgage, the Environmental Agreement, any application, agreement, note or other document executed and delivered in connection with any Swap Contract or any other Loan Documents, including any indemnifications contained in the Loan Documents, now or hereafter existing, and all renewals, extensions, refinancings, modifications, supplements or amendments of such indebtedness, or any of the Loan Documents, or any part thereof, (b) payment by Borrower of all customary or necessary costs and expenses actually incurred by Borrower, Administrative Agent or Lenders in connection with the operation, maintenance and management of the Land and the Improvements, including, without limitation, condominium common charges and assessments, insurance premiums, taxes and assessments, payments in lieu of taxes, utilities, repair, replacement and all other maintenance costs and expenses, equipment lease payments, management fees, professional fees, accounting fees, salaries, fringe and other benefits due to all employees engaged in the operation, maintenance or management of the Land and the Improvements, payroll and related taxes and any and all other customary or necessary operating expenses, (c) any and all transfer taxes which may be due in connection with the foreclosure of the Mortgage or delivery of a deed-in-lieu of foreclosure of the Mortgage, (d) all legal and other costs or expenses paid or incurred by or on behalf of Administrative Agent and/or Lenders in the enforcement thereof or hereof, (e) all leasing commissions, tenant allowances and/or other amounts which Borrower is obligated to pay as landlord under any and all existing leases of the Property and under any and all future leases at the Property executed while Borrower owns the Property and (f) any loss, cost, damage or expense paid or incurred by or on behalf of Administrative Agent and Lenders by reason of (i) any fraud or material misrepresentation, (ii) taxes of any kind (whether characterized as transfer, gains or other taxes) payable in connection with the foreclosure sale of the Property, irrespective of who pays such taxes, (iii) application of any proceeds of the Loan to any purpose other than as provided in the Loan Documents (provided that Guarantor’s liability under this clause (iii) shall not apply to distributions made by Borrower more than thirty (30) days prior to a Default provided that such distributions are in the ordinary course of business and Borrower is solvent at the time of such distributions); (iv) the application of any insurance or condemnation proceeds or other funds or payments other than strictly in accordance with the Loan Documents, (v) the misapplication of any security deposits, (vi) rents, sales proceeds, or other sums received after default under the Loan Documents which are not applied to expenses of operating the Property or paid to Administrative Agent or a duly appointed receiver of the Property, (vii) any failure to deliver to Administrative Agent, after demand therefor, any agreements relating to the operation, management, leasing, use, occupancy or construction of the Property, (viii) any intentional physical waste in respect of the Property, (ix) any failure to pay or discharge any real estate tax,

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other tax, assessment, fine, penalty or lien against the Property to the extent revenue from leases of the Property was available to pay same, (x) liability as landlord under any lease(s) relating to the Property which liability accrued prior to Administrative Agent’s or Lenders’ succeeding to such interest of Borrower, which Administrative Agent or Lenders is or becomes obligated for by virtue of Administrative Agent or Lenders succeeding to the interests of Borrower, (xi) any Insolvency Event (as hereinafter defined), (xii) any state of facts or circumstances which are contrary to the representations and warranties set forth in Section 31, (xiii) termination of the Ground Lease as a result of the exercise of any remedies by the holder of any present or future mortgage encumbering the fee interest on the property demised by the Ground Lease or (xiv) Lenders being required by any agreement entered into with a tenant of the Property to release any insurance and/or condemnation award proceeds as to which Borrower is not entitled to have applied to restoration of the Property pursuant to Sections 2.1(d), 2.1(e) and/or 2.1(g), as applicable of each Mortgage (the indebtedness described above in this Section 1 is herein collectively called the “Indebtedness”). Notwithstanding the foregoing, (A) Guarantor’s aggregate liability in respect of the principal amount of the Loan (the “Principal Liability”) shall be limited to the PL Amount as defined below (the limitation in this proviso being herein referred to as the “Principal Liability Limitation”) and (B) Guarantor’s liability in respect of interest, fees, penalties and late charges and in respect of clause (b) above shall be equal to the aggregate amount of all such amounts accrued and unpaid as of the Determination Date (as hereinafter defined), provided that (x) in no event shall the Principal Liability Limitation in the foregoing proviso affect Guarantor’s liability hereunder as to all interest, fees, penalties, late charges and any other amounts (other than principal) due under the Loan Documents and any amounts due and owing pursuant to clauses (b), (c), (d), (e) and (f) above (collectively, “Guarantor’s Non-Principal Liability”) and (y) the effectiveness or continuing effectiveness of the Principal Liability Limitation shall be conditioned on the absence of any Insolvency Event, it being understood and agreed that if said condition is not continuously satisfied Guarantor’s liability hereunder in respect of the entire principal amount of the Loan and all other amounts due under the Loan Documents shall be in full force and effect and the Principal Liability Limitation shall be void and of no force or effect. As used herein, the term “PL Amount” shall mean the sum of the Initial PL Amount (as hereinafter defined) and the Additional PL Amount (as hereinafter defined). The “Initial PL Amount” shall mean an amount equal to 25% of the outstanding principal balance of the Note on the date of demand for payment hereunder (which demand may not be made prior to the existence of an Default), provided, however, that if Administrative Agent reasonably determines that, as of the first day of any month, the Property has a Debt Service Coverage Ratio (as hereinafter defined) of at least 1.43 to 1.0, then, on the further condition that no Default then exists, the Initial PL Amount shall be reduced to zero. As used herein, the term “Additional PL Amount” shall mean an amount equal to the positive difference, if any, between (x) the Outstanding Principal Balance of the Note on the date of demand less (y) $31,700,000, but in no event less than zero.

                    As used herein, the term “Determination Date” shall mean the date which is the last to occur of:

                    (A) the date of payment in full of Guarantor’s Principal Liability and all other amounts due hereunder at the time of such payment, or

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          (B) the date which is the earliest to occur of (1) the acceptance by Administrative Agent or Administrative Agent’s designee of the conveyance of the premises encumbered by the Mortgage by deed or assignment in lieu of foreclosure, or (2) the date upon which a sale (whether made under a power of sale, by virtue of a judicial proceeding or judgment or decree of foreclosure or sale or otherwise) of such mortgaged premises occurs as a result of enforcement of the Mortgage or (3) payment in full of Borrower’s obligations under the Note, Mortgage and Loan Agreement.

                    As used herein, the term “Insolvency Event” shall mean any voluntary or collusive involuntary filing of any bankruptcy, insolvency or similar proceeding by or against Borrower or Guarantor. As used herein, the term “Debt Service Coverage Ratio” means the ratio, as of any date of calculation, of (a) the Projected Net Operating Income to (b) the annual Debt Service Payments (as defined in the Loan Agreement). As used herein, the term “Projected Net Operating Income” means Projected Operating Income less the sum of (i) Adjusted Operating Expenses (as defined in the Loan Agreement) plus (ii) the Vacancy Loss Factor (as defined in the Loan Agreement). As used herein, the term “Projected Operating Income” means the aggregate rentals and all other revenue (unless excluded pursuant hereto) of the Property as projected by Administrative Agent for the ensuing twelve (12) month period from only executed bona fide leases, licenses and other occupancy agreements of the Property which are in full force and effect as to which the tenant thereunder is in occupancy and paying full base rent, is not the subject of any bankruptcy proceeding and is not in default under its lease, beyond any applicable notice or cure periods set forth therein. Projected Operating Income shall exclude all extraordinary items of income, all amounts paid to Borrower for tenant alterations in connection with the leasing of space at the Property, all amounts payable to Borrower under leases with affiliates of Borrower, as tenant, or with Borrower, as tenant (unless Administrative Agent otherwise agrees) and, with respect to any lease providing for a reduction in the rentals payable under such lease at any time during the term thereof, base rentals in excess of the lowest base rentals payable under such lease (other than during any period of rent concessions made with respect to consecutive monthly periods commencing with the first month of the term of such lease), but notwithstanding the preceding, including reimbursements for operating expenses and percentage rent pursuant to executed leases, provided a sales report is provided by the applicable tenant.

                    In the event of a foreclosure sale, Guarantor agrees that Guarantor’s Non-Principal Liability obligation hereunder shall not be reduced out of the proceeds of such sale except to the extent that such proceeds exceed the sum of (x) the unpaid principal amount of the Loan, (y) costs and expenses of such sale and (z) the amount of any taxes or assessments or any similar charges paid out of the proceeds of such sale or subject to which the Property has been sold. Nothing herein is intended to require Administrative Agent to proceed against Borrower or any security for the Loan before proceeding against Guarantor at any time or limit Administrative Agent’s right to proceed against Guarantor at any time or from time to time for principal, interest, default interest and late charges guaranteed hereby which are not paid as and when the same become due in accordance with the terms of the Note, Loan Agreement and Mortgage whether or not Administrative Agent shall have declared the principal of the Note and accrued and unpaid interest, default interest and late charges payable thereunder or under the Mortgage or the Loan Agreement to be immediately due and payable.

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                    This Guaranty covers the Indebtedness, whether presently outstanding or arising subsequent to the date hereof, including all amounts advanced by Lenders in stages or installments. The guaranty of Guarantor as set forth in this Section 1 is a continuing guaranty of payment and not a guaranty of collection.

                    2. Guaranty of Performance. Guarantor additionally hereby unconditionally and irrevocably guarantees to Administrative Agent and Lenders the timely performance of all other obligations of Borrower under all of the Loan Documents, including, without limiting the generality of the foregoing:

          (a) that the tenant improvement work required to be performed by the landlord under any and all leases, both existing and future, of space in the Improvements (the “TI Work”) will be constructed in accordance with such leases and the Loan Agreement; and

          (b) that the TI Work will be completed, lien free, and ready for occupancy, including delivery of any permits, certificates or governmental approvals required by law or the applicable lease, on or before the date required in such lease.

If any of such obligations of Borrower are not complied with, in any respect whatsoever, and without the necessity of any notice from Administrative Agent or Lenders to Guarantor, Guarantor agrees to (i) assume all responsibility for the completion of the TI Work and, at Guarantor’s own cost and expense, cause the TI Work to be fully completed in accordance with the leases of the Property and the Loan Documents; (ii) pay all bills in connection with the construction of the TI Work; and (iii) indemnify and hold Administrative Agent and Lenders harmless from any and all loss, cost, liability or expense that Administrative Agent and Lenders may suffer by reason of any such non-compliance. So long as all of such obligations are being performed by Borrower or Guarantor and no Default exists, Lenders will make the Loan proceeds, if any, available under and subject to the terms of the Loan Agreement. If after the occurrence of a Default, and without limiting the rights and remedies of Administrative Agent and Lenders, Administrative Agent, in its sole and absolute discretion, is dissatisfied with the progress of construction by Borrower and/or Guarantor, Administrative Agent may, at its option, without notice to Guarantor or anyone else, complete the TI Work either before or after commencement of foreclosure proceedings or before or after exercise of any other right or remedy of Administrative Agent against Borrower or Guarantor and expend such sums as Administrative Agent, in its sole and absolute discretion, deems necessary or advisable to complete the TI Work, and Guarantor hereby waives any right to contest any such expenditures by Administrative Agent and/or Lenders. The amount of any and all expenditures made by Administrative Agent for the foregoing purposes shall bear interest from the date made until repaid to Administrative Agent, at a rate per annum equal to the interest rate provided for in the Note and, together with such interest, shall be due and payable by Guarantor to Administrative Agent upon demand. Neither Lenders nor Administrative Agent have nor shall they ever have any obligation to complete the TI Work or take any such action. The obligations and liability of Guarantor under this Section 2 shall not be limited or restricted by the existence of (or any terms of) the guaranty of payment under Section 1.

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                    3. Primary Liability of Guarantor.

                    (a) This Guaranty is an absolute, irrevocable and unconditional guaranty of payment and performance. Guarantor shall be liable for the payment and performance of the Guaranteed Obligations as a primary obligor. This Guaranty shall be effective as a waiver of, and Guarantor hereby expressly waives, any and all rights to which Guarantor may otherwise have been entitled under any suretyship laws in effect from time to time, including any right or privilege, whether existing under statute, at law or in equity, to require Administrative Agent or Lenders to take prior recourse or proceedings against any collateral, security or Person (hereinafter defined) whatsoever.

                    (b) Guarantor hereby agrees that in the event of (i) default by Borrower in payment or performance of the Guaranteed Obligations, or any part thereof, when such indebtedness or performance becomes due, either by its terms or as the result of the exercise of any power to accelerate; (ii) the failure of Guarantor to perform completely and satisfactorily the covenants, terms and conditions of any of the Guaranteed Obligations; (iii) the death, incompetency, dissolution or insolvency of Guarantor, provided, however, that the death of a Guarantor shall not be an Event of Default if a new guarantor satisfactory to Administrative Agent in its sole discretion assumes the deceased Guarantor’s obligations within sixty (60) days of the death of such Guarantor; (iv) the inability of Guarantor to pay debts as they mature; (v) an assignment by Guarantor for the benefit of creditors; (vi) the institution of any proceeding by or against Guarantor in bankruptcy or for a reorganization or an arrangement with creditors, or for the appointment of a receiver, trustee or custodian for any of them or for any of their respective properties; (vii) the breach of any of the covenants set forth in Sections 18 or 19; (viii) the entry of a judgment against Guarantor for an amount in excess of $1,000,000 and Guarantor shall not discharge the same or cause it to be discharged within sixty (60) days from the entry thereof, or shall not appeal therefrom or from the order, decree or process upon which or pursuant to which said judgment was granted, based or entered, and secure a stay of execution pending such appeal; (ix) a writ or order of attachment, levy or garnishment is issued against Guarantor; (x) the falsity in any material respect of, or any material omission in, any representation made to Administrative Agent and/or Lenders by Guarantor; or (xi) any transfer of assets of any Guarantor, without Administrative Agent’s prior consent (except for transfers in the ordinary course of Guarantor’s business provided that any such transfer is in compliance with applicable Laws and all covenants and agreements by which Guarantor is bound, customary political and charitable contributions, and transfers for which Guarantor receives consideration substantially equivalent to the fair market value of the transferred asset) (individually and collectively an “Event of Default”); then upon the occurrence of such Event of Default, the Guaranteed Obligations, for purposes of this Guaranty, shall be deemed immediately due and payable at the election of Administrative Agent, and Guarantor shall, on demand and without presentment, protest, notice of protest, further notice of nonpayment or of dishonor, default or nonperformance, or notice of acceleration or of intent to accelerate, or any other notice whatsoever, without any notice having been given to Guarantor previous to such demand of the acceptance by Administrative Agent and/or Lenders of this Guaranty, and without any notice having been given to Guarantor previous to such demand of the creating or incurring of such indebtedness or of such obligation to perform, all such notices being hereby waived by Guarantor, pay the amount due to Administrative Agent or perform or observe the agreement, covenant, term or condition, as the case may be, and pay all damages and all costs and expenses

6

that may arise in consequence of such Event of Default (including, without limitation, all attorneys’ fees and expenses, investigation costs, court costs, and any and all other costs and expenses incurred by Administrative Agent in connection with the collection and enforcement of the Note, this Guaranty or any other Loan Document), whether or not suit is filed thereon, or whether at maturity or by acceleration, or whether before or after maturity, or whether in connection with bankruptcy, insolvency or appeal. It shall not be necessary for Administrative Agent, in order to enforce such payment or performance by Guarantor, first to institute suit or pursue or exhaust any rights or remedies against Borrower or others liable on such indebtedness or for such performance, or to enforce any rights against any security that shall ever have been given to secure such indebtedness or performance, or to join Borrower or any others liable for the payment or performance of the Guaranteed Obligations or any part thereof in any action to enforce this Guaranty, or to resort to any other means of obtaining payment or performance of the Guaranteed Obligations; provided, however, that nothing herein contained shall prevent Administrative Agent from suing on the Note or foreclosing the Mortgage or from exercising any other rights thereunder, and if such foreclosure or other remedy is availed of, only the net proceeds therefrom, after deduction of all charges and expenses of every kind and nature whatsoever, shall be applied in reduction of the amount due on the Note and Mortgage, and Administrative Agent shall not be required to institute or prosecute proceedings to recover any deficiency as a condition of payment hereunder or enforcement hereof. At any sale of the Property or other collateral given for the Indebtedness or any part thereof, whether by foreclosure or otherwise, Administrative Agent may at its discretion purchase all or any part of the Property or collateral so sold or offered for sale for its own account and may, in payment of the amount bid therefor, deduct such amount from the balance due it pursuant to the terms of the Note, Mortgage and other Loan Documents.

                    (c) Suit may be brought or demand may be made against Borrower or against all parties who have signed this Guaranty or any other guaranty covering all or any part of the Guaranteed Obligations, or against any one or more of them, separately or together, without impairing the rights of Administrative Agent and/or Lenders against any party hereto. Any time that Administrative Agent is entitled to exercise its rights or remedies hereunder, it may in its discretion elect to demand payment and/or performance. If Administrative Agent elects to demand performance, it shall at all times thereafter have the right to demand payment until all of the Guaranteed Obligations have been paid and performed in full. If Administrative Agent elects to demand payment, it shall at all times thereafter have the right to demand performance until all of the Guaranteed Obligations have been paid and performed in full.

                    4. Certain Agreements and Waivers by Guarantor.

                    (a) Guarantor hereby agrees that neither the rights or remedies of Administrative Agent and Lenders nor Guarantor’s obligations under the terms of this Guaranty shall be released, diminished, impaired, reduced or affected by any one or more of the following events, actions, facts, or circumstances, and the liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

(1) any limitation of liability or recourse in any other Loan Document or arising under any law;

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(2) any claim or defense that this Guaranty was made without consideration or is not supported by adequate consideration;

(3) the taking or accepting of any other security or guaranty for, or right of recourse with respect to, any or all of the Guaranteed Obligations;

(4) any homestead exemption or any other exemption that is waivable under applicable law;

               (5) any release, surrender, abandonment, exchange, alteration, sale or other disposition, subordination, deterioration, waste, failure to protect or preserve, impairment, or loss of, or any failure to create or perfect any lien or security interest with respect to, or any other dealings with, any collateral or security at any time existing or purported, believed or expected to exist in connection with any or all of the Guaranteed Obligations, including any impairment of Guarantor’s recourse against any Person or collateral;

               (6) whether express or by operation of law, any partial release of the liability of Guarantor hereunder, or if one or more other guaranties are now or hereafter obtained by Administrative Agent and/or Lenders covering all or any part of the Guaranteed Obligations, any complete or partial release of any one or more of such guarantors under any such other guaranty, or any complete or partial release of Borrower or any other party liable, directly or indirectly, for the payment or performance of any or all of the Guaranteed Obligations;

               (7) the death, insolvency, bankruptcy, disability, dissolution, liquidation, termination, receivership, reorganization, merger, consolidation, change of form, structure or ownership, sale of all assets, or lack of corporate, partnership or other power of Borrower or any other party at any time liable for the payment or performance of any or all of the Guaranteed Obligations;

               (8) either with or without notice to or consent of Guarantor: any renewal, extension, modification, supplement, subordination or rearrangement of the terms of any or all of the Guaranteed Obligations and/or any of the Loan Documents, including, without limitation, material alterations of the terms of payment (including changes in maturity date(s) and interest rate(s)) or performance or any other terms thereof, or any waiver, termination, or release of, or consent to departure from, any of the Loan Documents or any other guaranty of any or all of the Guaranteed Obligations, or any adjustment, indulgence, forbearance, or compromise that may be granted from time to time by Administrative Agent and/or Lenders to Borrower, Guarantor, and/or any other Person at any time liable for the payment or performance of any or all of the Guaranteed Obligations;

               (9) any neglect, lack of diligence, delay, omission, failure, or refusal of Administrative Agent and/or Lenders to take or prosecute (or in taking or prosecuting) any action for the collection or enforcement of any of the Guaranteed Obligations, or to foreclose or take or prosecute any action to foreclose (or in foreclosing or taking or

8

prosecuting any action to foreclose) upon any security therefor, or to exercise (or in exercising) any other right or power with respect to any security therefor, or to take or prosecute (or in taking or prosecuting) any action in connection with any Loan Document, or any failure to sell or otherwise dispose of in a commercially reasonable manner any collateral securing any or all of the Guaranteed Obligations;

               (10) any failure of Administrative Agent and/or Lenders to notify Guarantor of any creation, renewal, extension, rearrangement, modification, supplement, subordination, or assignment of the Guaranteed Obligations or any part thereof, or of any Loan Document, or of any release of or change in any security, or of any other action taken or refrained from being taken by Administrative Agent and/or Lenders against Borrower or any security or other recourse, or of any new agreement between Administrative Agent and/or Lenders and Borrower, it being understood that Administrative Agent and/or Lenders shall not be required to give Guarantor any notice of any kind under any circumstances with respect to or in connection with the Guaranteed Obligations, any and all rights to notice Guarantor may have otherwise had being hereby waived by Guarantor, and Guarantor shall be responsible for obtaining for itself information regarding Borrower, including, but not limited to, any changes in the business or financial condition of Borrower, and Guarantor acknowledges and agrees that Administrative Agent and/or Lenders shall have no duty to notify Guarantor of any information which Administrative Agent and/or Lenders may have concerning Borrower;

               (11) if for any reason Administrative Agent and/or Lenders is required to refund any payment by Borrower to any other party liable for the payment or performance of any or all of the Guaranteed Obligations or pay the amount thereof to someone else;

               (12) the making of advances by Administrative Agent and/or Lenders to protect their interest in the Property, preserve the value of the Property or for the purpose of performing any term or covenant contained in any of the Loan Documents;

               (13) the existence of any claim, counterclaim, set-off or other right that Guarantor may at any time have against Borrower, Administrative Agent, any Lender, or any other Person, whether or not arising in connection with this Guaranty, the Note, the Loan Agreement, or any other Loan Document;

               (14) the unenforceability of all or any part of the Guaranteed Obligations against Borrower, whether because the Guaranteed Obligations exceed the amount permitted by law or violate any usury law, or because the act of creating the Guaranteed Obligations, or any part thereof, is ultra vires, or because the officers or Persons creating the Guaranteed Obligations acted in excess of their authority, or because of a lack of validity or enforceability of or defect or deficiency in any of the Loan Documents, or because Borrower has any valid defense, claim or offset with respect thereto, or because Borrower’s obligation ceases to exist by operation of law, or because of any other reason or circumstance, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other Person be found not liable on the Guaranteed Obligations, or any part thereof, for any reason (and regardless of any joinder of Borrower or any

9

other party in any action to obtain payment or performance of any or all of the Guaranteed Obligations);

               (15) any order, ruling or plan of reorganization emanating from proceedings under Title 11 of the United States Code with respect to Borrower or any other Person, including any extension, reduction, composition, or other alteration of the Guaranteed Obligations, whether or not consented to by Lender; or

               (16) any other condition, event, omission, action or inaction that would in the absence of this paragraph result in the release or discharge of the Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty or any other agreement.

(17) any early termination of any of the Guaranteed Obligations;

(18) Administrative Agent’s and/or Lenders’ enforcement or forbearance from enforcement of the Guaranteed Obligations on a net or gross basis; or

               (19) any invalidity, irregularity or unenforceability in whole or in part (including with respect to any netting provision) of any Swap Contract or any confirmation, instrument or agreement required thereunder or related thereto, or any transaction entered into thereunder, or any limitation on the liability of Borrower thereunder or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever.

                         (b) In the event any payment by Borrower or any other Person to Administrative Agent and/or Lenders is held to constitute a preference, fraudulent transfer or other voidable payment under any bankruptcy, insolvency or similar law, or if for any other reason Administrative Agent and/or Lenders is required to refund such payment or pay the amount thereof to any other party, such payment by Borrower or any other party to Administrative Agent and/or Lenders shall not constitute a release of Guarantor from any liability hereunder, and this Guaranty shall continue to be effective or shall be reinstated (notwithstanding any prior release, surrender or discharge by Administrative Agent and/or Lenders of this Guaranty or of Guarantor), as the case may be, with respect to, and this Guaranty shall apply to, any and all amounts so refunded by Administrative Agent and/or Lenders or paid by Administrative Agent and/or Lenders to another Person (which amounts shall constitute part of the Guaranteed Obligations), and any interest paid by Administrative Agent and/or Lenders and any attorneys’ fees, costs and expenses paid or incurred by Administrative Agent and/or Lenders in connection with any such event. It is the intent of Guarantor, Administrative Agent and Lenders that the obligations and liabilities of Guarantor hereunder are absolute and unconditional under any and all circumstances and that until the Guaranteed Obligations are fully and finally paid and performed, and not subject to refund or disgorgement, the obligations and liabilities of Guarantor hereunder shall not be discharged or released, in whole or in part, by any act or occurrence that might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of a guarantor. Administrative Agent and/or Lenders shall be entitled to continue to hold this Guaranty in its possession for the longer of (i) the period after which any performance of obligations under the Environmental Agreement shall accrue, or (ii) a

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period of one year from the date the Guaranteed Obligations are paid and performed in full and for so long thereafter as may be necessary to enforce any obligation of Guarantor hereunder and/or to exercise any right or remedy of Administrative Agent and/or Lenders hereunder.

                    (c) If acceleration of the time for payment of any amount payable by Borrower under the Note, the Loan Agreement, any Swap Contract or any other Loan Document is stayed or delayed by any law or tribunal, all such amounts shall nonetheless be payable by Guarantor on demand by Administrative Agent and/or Lenders.

                    5. Subordination. If, for any reason whatsoever, Borrower is now or hereafter becomes indebted to Guarantor:

          (a) such indebtedness and all interest thereon and all liens, security interests and rights now or hereafter existing with respect to property of Borrower securing such indebtedness shall, at all times, be subordinate in all respects to the Guaranteed Obligations and to all liens, security interests and rights now or hereafter existing to secure the Guaranteed Obligations;

          (b) Guarantor shall not be entitled to enforce or receive payment, directly or indirectly, of any such indebtedness of Borrower to Guarantor until the Guaranteed Obligations have been fully and finally paid and performed;

          (c) Guarantor hereby assigns and grants to Administrative Agent for the benefit of Lenders a security interest in all such indebtedness and security therefor, if any, of Borrower to Guarantor now existing or hereafter arising, including any dividends and payments pursuant to debtor relief or insolvency proceedings referred to below. In the event of receivership, bankruptcy, reorganization, arrangement or other debtor relief or insolvency proceedings involving Borrower as debtor, Administrative Agent shall have the right to prove the claim of Administrative Agent and/or Lenders in any such proceeding so as to establish their rights hereunder and shall have the right to receive directly from the receiver, trustee or other custodian (whether or not a Default shall have occurred or be continuing under any of the Loan Documents), dividends and payments that are payable upon any obligation of Borrower to Guarantor now existing or hereafter arising, and to have all benefits of any security therefor, until the Guaranteed Obligations have been fully and finally paid and performed. If, notwithstanding the foregoing provisions, Guarantor should receive any payment, claim or distribution that is prohibited as provided above in this Section 5, Guarantor shall pay the same to Administrative Agent immediately, Guarantor hereby agreeing that it shall receive the payment, claim or distribution in trust for Administrative Agent and Lenders and shall have absolutely no dominion over the same except to pay it immediately to Administrative Agent; and

          (d) Guarantor shall promptly upon request of Administrative Agent from time to time execute such documents and perform such acts as Administrative Agent may require to evidence and perfect its interest and to permit or facilitate exercise of its rights under this Section 5, including, but not limited to, execution and delivery of financing statements, proofs of claim, further assignments and security agreements, and delivery to Administrative Agent of any promissory notes or other instruments evidencing

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indebtedness of Borrower to Guarantor. All promissory notes, accounts receivable ledgers or other evidences, now or hereafter held by Guarantor, of obligations of Borrower to Guarantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under and is subject to the terms of this Guaranty.

                         6. Other Liability of Guarantor or Borrower. If Guarantor is or becomes liable, by endorsement or otherwise, for any indebtedness owing by Borrower to Administrative Agent and/or Lenders other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Administrative Agent and/or Lenders hereunder shall be cumulative of any and all other rights that Administrative Agent and/or Lenders may have against Guarantor. This Guaranty is independent of (and shall not be limited by) any other guaranty now existing or hereafter given. Further, Guarantor’s liability under this Guaranty is in addition to any and all other liability Guarantor may have in any other capacity, including without limitation, its capacity as a general partner.

                         7. Lender Assigns. This Guaranty is for the benefit of Administrative Agent and Lenders and their successors and assigns, subject to the terms of the Loan Agreement, and in the event of an assignment of the Guaranteed Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the Guaranteed Obligations so assigned, may be transferred with such Guaranteed Obligations. Guarantor waives notice of any transfer or assignment of the Guaranteed Obligations, or any part thereof, and agrees that failure to give notice of any such transfer or assignment will not affect the liabilities of Guarantor hereunder.

                         8. Binding Effect. This Guaranty is binding not only on Guarantor, but also on Guarantor’s heirs, personal representatives, successors and assigns. Upon the death of Guarantor, if Guarantor is a natural person, this Guaranty shall continue against Guarantor’s estate as to all of the Guaranteed Obligations, including that portion incurred or arising after the death of Guarantor and shall be provable in full against Guarantor’s estate, whether or not the Guaranteed Obligations are then due and payable. If this Guaranty is signed by more than one Person, then all of the obligations of Guarantor arising hereunder shall be jointly and severally binding on each of the undersigned, and their respective heirs, personal representatives, successors and assigns, and the term “Guarantor” shall mean all of such Persons and each of them individually.

                         9. Governing Law; Forum; Consent to Jurisdiction. This Guaranty is an agreement executed under seal. The validity, enforcement, and interpretation of this Guaranty, shall for all purposes be governed by and construed in accordance with the laws of the State of New York and applicable United States federal law, and is intended to be performed in accordance with, and only to the extent permitted by, such laws. If any Guarantor is a corporation, the designation “(SEAL)” on this Guaranty shall be effective as the affixing of such Guarantor’s corporate seal physically to this Guaranty. All obligations of Guarantor hereunder are payable and performable at the place or places where the Guaranteed Obligations are payable and performable. Guarantor hereby irrevocably submits generally and unconditionally for Guarantor and in respect of Guarantor’s property to the nonexclusive jurisdiction of any state court, or any United States federal court, sitting in the state specified in the first sentence of this Section and to the jurisdiction of any state or United States federal court sitting in the state in

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which any of the Land is located, over any suit, action or proceeding arising out of or relating to this Guaranty or the Guaranteed Obligations. Guarantor hereby irrevocably waives, to the fullest extent permitted by law, any objection that Guarantor may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum. Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon Guarantor and may be enforced in any court in which Guarantor is subject to jurisdiction. Guarantor hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any state court, or any United States federal court, sitting in the state specified in the first sentence of this Section may be made by certified or registered mail, return receipt requested, directed to Guarantor at the address set forth at the end of this Guaranty, or at a subsequent address of which Administrative Agent receives actual notice from Guarantor in accordance with the notice provisions hereof, and service so made shall be complete five (5) days after the same shall have been so mailed. Nothing herein shall affect the right of Administrative Agent to serve process in any manner permitted by law or limit the right of Administrative Agent to bring proceedings against Guarantor in any other court or jurisdiction. Guarantor hereby releases, to the extent permitted by applicable law, all errors and all rights of exemption, appeal, stay of execution, inquisition, and other rights to which Guarantor may otherwise be entitled under the laws of the United States of America or any State or possession of the United States of America now in force or which may hereinafter be enacted. The authority and power to appear for and enter judgment against the Guarantor shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdiction as often as the Administrative Agent shall deem necessary and desirable.

                    10. Invalidity of Certain Provisions. If any provision of this Guaranty or the application thereof to any Person or circumstance shall, for any reason and to any extent, be declared to be invalid or unenforceable, neither the remaining provisions of this Guaranty nor the application of such provision to any other Person or circumstance shall be affected thereby, and the remaining provisions of this Guaranty, or the applicability of such provision to other Persons or circumstances, as applicable, shall remain in effect and be enforceable to the maximum extent permitted by applicable law.

                    11. Attorneys’ Fees and Costs of Collection. Guarantor shall pay on demand all attorneys’ fees and all other costs and expenses incurred by Administrative Agent and/or Lenders in the enforcement of or preservation of Administrative Agent’s and/or Lenders’ rights under this Guaranty including, without limitation, all attorneys’ fees and expenses, investigation costs, and all court costs, whether or not suit is filed hereon, or whether at maturity or by acceleration, or whether before or after maturity, or whether in connection with bankruptcy, insolvency or appeal, or whether in connection with the collection and enforcement of this Guaranty against any other Guarantor, if there be more than one. Guarantor agrees to pay interest on any expenses or other sums due to Administrative Agent and/or Lenders under this Section 11 that are not paid when due, at a rate per annum equal to the interest rate provided for in the Note. Guarantor’s obligations and liabilities under this Section 11 shall survive any payment or discharge in full of the Guaranteed Obligations.

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                    12. Payments. All sums payable under this Guaranty shall be paid in lawful money of the United States of America that at the time of payment is legal tender for the payment of public and private debts.

                    13. Controlling Agreement. It is not the intention of Administrative Agent, Lenders or Guarantor to obligate Guarantor to pay interest in excess of that lawfully permitted to be paid by Guarantor under applicable law. Should it be determined that any portion of the Guaranteed Obligations or any other amount payable by Guarantor under this Guaranty constitutes interest in excess of the maximum amount of interest that Guarantor, in Guarantor’s capacity as guarantor, may lawfully be required to pay under applicable law, the obligation of Guarantor to pay such interest shall automatically be limited to the payment thereof in the maximum amount so permitted under applicable law. The provisions of this Section 13 shall override and control all other provisions of this Guaranty and of any other agreement between Guarantor, Administrative Agent and Lenders.

                    14. Representations, Warranties, and Covenants of Guarantor. Guarantor hereby represents, warrants, and covenants that: (a) Guarantor has a financial interest in Borrower and will derive a material and substantial benefit, directly or indirectly, from the making of the Loan to Borrower and from the making of this Guaranty by Guarantor; (b) this Guaranty is duly authorized and valid, and is binding upon and enforceable against Guarantor; (c) Guarantor is not, and the execution, delivery and performance by Guarantor of this Guaranty will not cause Guarantor to be, in violation of or in default with respect to any law or in default (or at risk of acceleration of indebtedness) under any agreement or restriction by which Guarantor is bound or affected; (d) Guarantor is duly organized, validly existing, and in good standing under the laws of the state of its organization and under Delaware laws, is lawfully doing business in New York, and has full power and authority to enter into and perform this Guaranty; (e) Guarantor will indemnify Administrative Agent and Lenders from any loss, cost or expense as a result of any representation or warranty of the Guarantor being false, incorrect, incomplete or misleading in any material respect; (f) there is no litigation pending or, to the knowledge of Guarantor, threatened before or by any tribunal against or affecting Guarantor other than litigation which, if adversely determined, would not have a material adverse effect on the operations, business, properties, liabilities (actual or contingent), condition (financial or otherwise) of Guarantor; (g) all financial statements and information heretofore furnished to Administrative Agent and Lenders by Guarantor do, and all financial statements and information hereafter furnished to Administrative Agent and Lenders by Guarantor will, fully and accurately present the condition (financial or otherwise) of Guarantor as of their dates and the results of Guarantor’s operations for the periods therein specified, and, since the date of the most recent financial statements of Guarantor heretofore furnished to Administrative Agent, no material adverse change has occurred in the financial condition of Guarantor, nor, except as heretofore disclosed in writing to Administrative Agent, has Guarantor incurred any material liability, direct or indirect, fixed or contingent; (h) after giving effect to this Guaranty, Guarantor is solvent, is not engaged or about to engage in business or a transaction for which the property of Guarantor is an unreasonably small capital, and does not intend to incur or believe that it will incur debts that will be beyond its ability to pay as such debts mature; (i) Administrative Agent and Lenders have no duty at any time to investigate or inform Guarantor of the financial or business condition or affairs of Borrower or any change therein, and Guarantor will keep fully apprised of Borrower’s financial and business condition; (j) Guarantor acknowledges and agrees that

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Guarantor may be required to pay and perform the Guaranteed Obligations in full without assistance or support from Borrower or any other Person; and (k) Guarantor has read and fully understands the provisions contained in the Note, the Loan Agreement, the Mortgage, the Environmental Agreement, and the other Loan Documents. Guarantor’s representations, warranties and covenants are a material inducement to Administrative Agent and Lenders to enter into the other Loan Documents and shall survive the execution hereof and any bankruptcy, foreclosure, transfer of security or other event affecting Borrower, Guarantor, any other party, or any security for all or any part of the Guaranteed Obligations.

                    Guarantor further represents, warrants and covenants that if any Swap Contract shall at any time be in effect, (x) Guarantor has received and examined copies of each such Swap Contract, the observance and performance of which by Borrower is hereby guaranteed; (y) Guarantor will benefit from Administrative Agent’s and/or any Lender’s entering into each such Swap Contract and any transaction thereunder with Borrower, and Guarantor has determined that the execution and delivery by Guarantor of this Guaranty are necessary and convenient to the conduct, promotion and attainment of the business of Guarantor; and (z) Administrative Agent and Lenders have no duty to determine whether any Swap Contract, or any other transaction relating to or arising under any Swap Contract, will be or has been entered into by Borrower for purposes of hedging interest rate, currency exchange rate, or other risks arising in its businesses or affairs and not for purposes of speculation or is otherwise inappropriate for Borrower. Guarantor’s representations, warranties and covenants are a material inducement to Administrative Agent to enter into the other Loan Documents and any Swap Contract shall survive the execution hereof and any bankruptcy, foreclosure, transfer of security or other event affecting Borrower, Guarantor, any other party, or any security for all or any part of the Guaranteed Obligations.

                    15. Notices. All notices, requests, consents, demands and other communications required or which any party desires to give hereunder or under any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by nationally recognized overnight courier service, or by registered or certified United States mail, postage prepaid, addressed to the party to whom directed at the addresses specified in this Guaranty (unless changed by similar notice in writing given by the particular party whose address is to be changed) or by telegram, telex, or facsimile. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of telegram, telex or facsimile, upon receipt; provided that, service of a notice required by any applicable statute shall be considered complete when the requirements of that statute are met. Notwithstanding the foregoing, no notice of change of address shall be effective except upon actual receipt. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Guaranty or in any Loan Document or to require giving of notice or demand to or upon any Person in any situation or for any reason.

                    16. Cumulative Rights. The exercise by Administrative Agent and/or Lenders of any right or remedy hereunder or under any other Loan Document, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. Administrative

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Agent and Lenders shall have all rights, remedies and recourses afforded to Administrative Agent and Lenders by reason of this Guaranty or any other Loan Document or by law or equity or otherwise, and the same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Guarantor or others obligated for the Guaranteed Obligations, or any part thereof, or against any one or more of them, or against any security or otherwise, at the sole and absolute discretion of Administrative Agent, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Guarantor that the exercise of, discontinuance of the exercise of or failure to exercise any of such rights, remedies, or recourses shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse, and (d) are intended to be, and shall be, nonexclusive. No waiver of any default on the part of Guarantor or of any breach of any of the provisions of this Guaranty or of any other document shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers granted herein or in any other document shall be construed as a waiver of such rights and powers, and no exercise or enforcement of any rights or powers hereunder or under any other document shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time. The granting of any consent, approval or waiver by Administrative Agent and/or Lenders shall be limited to the specific instance and purpose therefor and shall not constitute consent or approval in any other instance or for any other purpose. No notice to or demand on Guarantor in any case shall of itself entitle Guarantor to any other or further notice or demand in similar or other circumstances. No provision of this Guaranty or any right, remedy or recourse of Administrative Agent and/or Lenders with respect hereto, or any default or breach, can be waived, nor can this Guaranty or Guarantor be released or discharged in any way or to any extent, except specifically in each case by a writing intended for that purpose (and which refers specifically to this Guaranty) executed, and delivered to Guarantor, by Administrative Agent.

                    17. Term of Guaranty. This Guaranty shall continue in effect until all the Guaranteed Obligations are fully and finally paid, performed and discharged, except that, and notwithstanding any return of this Guaranty to Guarantor, this Guaranty shall continue in effect (i) with respect to any of the Guaranteed Obligations that survive the full and final payment of the indebtedness evidenced by the Note, (ii) with respect to all obligations and liabilities of Guarantor under Section 11 and (iii) as provided in Section 4(b).

                    18. Financial Statements. As used in this Section, “Financial Statements” means (i) for each reporting party other than an individual, a balance sheet, income statement, statements of cash flow and amount and sources of contingent liabilities, a reconciliation of changes in equity and liquidity verification, and, unless Administrative Agent otherwise consents, consolidated and consolidating statements if the reporting party is a holding company or a parent of a subsidiary entity; and (ii) for each reporting party who is an individual, a balance sheet, statements of amount and sources of contingent liabilities, sources and uses of cash and liquidity verification, and, unless Administrative Agent otherwise consents, Financial Statements for each entity owned or jointly owned by the reporting party. Each party for whom Financial Statements are required is a “reporting party” and a specified period to which the required Financial Statements relate is a “reporting period”. Guarantor shall provide or cause to be provided to Administrative Agent the following:

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(a) Financial Statements of Parent, and copies of filed federal and state income tax returns of Guarantor and its Parent as and when required under the Loan Agreement;

          (b) As soon as available and in any event within thirty (30) days of the end of each fiscal quarter of Parent a certificate of the principal financial or accounting officer of Guarantor or Parent in the form attached hereto as Exhibit A setting forth the detailed calculations of compliance or non-compliance with each of the covenants set forth in Section 19;

          (c) As soon as available and in any event within thirty (30) days of the end of each fiscal quarter of Parent the Quarterly Reporting Supplement (as hereinafter defined) of Parent and Guarantor, prepared and presented in a manner consistent with the current practices of Parent and Guarantor; and

          (d) From time to time promptly after Administrative Agent’s request, such additional information, reports and statements regarding the business operations and financial condition of each reporting party as Administrative Agent may reasonably request.

All Financial Statements shall be in form and detail satisfactory to Administrative Agent and shall contain or be attached to the signed and dated written certification of the reporting party in form satisfactory to Administrative Agent to certify that the Financial Statements are furnished to Administrative Agent in connection with the extension of credit by Lenders and constitute a true and correct statement of the reporting party’s financial position. All certifications and signatures on behalf of corporations, partnerships or other entities shall be by a representative of the entity satisfactory to Administrative Agent. All Financial Statements for a reporting party who is an individual shall be on Administrative Agent’s then-current personal financial statement form or in another form satisfactory to Administrative Agent. All fiscal year-end Financial Statements shall be audited or certified, as required by Administrative Agent, without any qualification or exception not acceptable to Administrative Agent, by independent certified public accountants acceptable to Administrative Agent, and shall contain all reports and disclosures required by generally accepted accounting principles for a fair presentation. All fiscal year-end Financial Statements of the following reporting parties shall be compiled or reviewed by independent certified public accountants acceptable to Administrative Agent.

                    Guarantor represents and warrants to Administrative Agent and Lenders that the financial information in the current and future Quarterly Reporting Supplements shall accurately reflect the financial condition of Guarantor. All assets shown on the Financial Statements provided by Guarantor and/or its Parent, unless clearly designated to the contrary shall, be conclusively deemed to be free and clear of any exemption or any claim of exemption of Guarantor and/or its Parent at the date of the Financial Statements and at all times thereafter. Acceptance of any Financial Statement by Administrative Agent and/or Lenders, whether or not in the form prescribed herein, shall be relied upon by Administrative Agent and Lenders in the administration, enforcement, and extension of the Guaranteed Obligations.

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                    19. Financial Covenants.

                    (a) Defined Terms. As used herein, the following terms shall have the following meanings:

                    “Adjusted Net Income” means, for any period, as to Guarantor and the Consolidated Entities, Consolidated Net Income; provided that there shall be excluded the income (or deficit) of any Person other than Guarantor accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with Guarantor or any of its Subsidiaries.

                    “Adjusted Tangible Net Worth” means, for any Person as of any date of determination, the sum of (x) consolidated stockholders’ equity of such Person determined in accordance with GAAP, less (without duplication), the sum of all intangibles determined in accordance with GAAP (including, without limitation, goodwill and deferred or capitalized acquisition costs) and less the equity in non-controlled subsidiaries plus (y) accumulated depreciation determined in accordance with GAAP. For Guarantor, the components of Adjusted Tangible Net Worth shall be taken from the Quarterly Reporting Supplement.

                    “Adjusted Total Asset Value” means as of any date the Total Asset Value recalculated by reducing the amount of the aggregate of (a) the book value of construction in progress owned by Guarantor and its Consolidated Entities plus (b) the net value of real estate under development of Guarantor and its Consolidated Entities plus (c) 50% of the book value of notes receivable of Guarantor and its Consolidated Entities plus (d) 50% of the book value of preferred equity investments of Guarantor and its Consolidated Entities, to the extent necessary so that such aggregate amount of the amounts in the preceding clauses (a) through (d) does not exceed 50% of the Total Asset Value as of such date.

                    “Consolidated Entities” means, as of any date of determination, any entities whose financial results are consolidated with those of Guarantor in accordance with GAAP.

                    “Consolidated Net Income” means, for any period, net income (or loss) of Parent and the Consolidated Entities for such period determined on a consolidated basis in accordance with GAAP.

                    “Consolidated Adjusted Tangible Net Worth” means, as of any date of determination, Adjusted Tangible Net Worth of Guarantor and its Consolidated Entities, on a consolidated basis determined in accordance with GAAP

                    “Debt” means, of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), to the extent such obligations constitute indebtedness for the purposes of GAAP, (c) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (d) all obligations of such Person under any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of such lessee, (e) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (f) all Guaranty Obligations of such Person, (g) all reimbursement obligations for

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letters of credit and other contingent liabilities, (h) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, and (i) the net obligations (contingent or otherwise) of such Person at such date under interest rate hedging agreements.

                    “Equity Issuance” means the issuance or sale by Guarantor, Parent or any Subsidiary of Parent of any Stock.

                    “GAAP” means generally accepted accounting principles in the United States of America.

                    “Guaranty Obligation” means, as to any Person (the “guaranteeing person”), any obligation (determined without duplication) of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counter-indemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Debt, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided that the term “Guaranty Obligation” shall not include (A) endorsements of instruments for deposit or collection in the ordinary course of business or (B) indemnities regarding liability for environmental concerns or compliance with particular laws, indemnities covering actions of Guarantors and its officers, employees and agents and similar indemnities in the ordinary course of business which do not relate to repayment of debt. The amount of any Guaranty Obligation of any guaranteeing person shall be deemed to be the maximum stated amount of the primary obligation relating to such Guaranty Obligation (or, if less, the maximum stated liability set forth in the instrument embodying such Guaranty Obligation).

                    “Leverage Ratio” means, as of any date of determination thereof, the ratio of (a) Total Indebtedness outstanding on such date to (b) the Adjusted Total Asset Value as of such date determined in accordance with GAAP.

                    “Lien” means any mortgage, pledge, hypothecation, assignment (including any collateral assignment but excluding any assignment of an asset made in lieu of a sale thereof where the assignor is paid the fair market value of such asset by the assignee and the assignee assumes all of the rights and obligations attributable to ownership of such asset), deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any financing lease having substantially the same economic effect as any of the foregoing).

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                    “Net Proceeds” means, with respect to any Equity Issuance, the amount of cash received by Guarantor, Parent or any Subsidiary of Parent in connection with such transaction after deducting therefrom the aggregate, without duplication, of the following amounts to the extent properly attributable to such transaction: (a) reasonable brokerage commissions, attorneys’ fees, finder’s fees, financial advisory fees, accounting fees, underwriting fees, investment banking fees, and other similar commissions and fees (and expenses and disbursements of any of the foregoing), in each case, to the extent paid or payable by Guarantor, Parent or any Subsidiary of Parent; (b) printing and related expenses and filing, recording, or registration fees or charges or similar fees or charges paid by Guarantor, Parent or any Subsidiary of Parent; and (c) taxes paid or payable by Guarantor, Parent or any Subsidiary of Parent to any governmental authority as a direct result of such transaction.

                    “Parent” means Acadia Realty Trust, a Maryland business trust and the parent company of Guarantor.

                    “Person” means an individual, partnership, limited liability company, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

                    “Quarterly Reporting Supplement” means the quarterly Reporting Supplement prepared and published by Parent to supplement the information filed quarterly with the Securities and Exchange Commission.

                    “Stock” means all shares, options, warrants, general or limited partnership interests, membership interests, or other ownership interests (regardless of how designated) of or in a corporation, partnership, limited liability company, trust, or other entity, whether voting or nonvoting, including common stock, preferred stock, or any other similar “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended).

                    “Subsidiary” means, as to any Person, a corporation, limited liability company, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, limited liability company, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

                    “Test Period” means each fiscal quarter of Parent and Guarantor.

                    “Total Adjusted EBITDA” means, for any Test Period, Total EBITDA for such period minus replacement reserves of $0.20 per square foot of gross leasable area in all improved real estate owned by Parent, Guarantor and the Consolidated Entities (adjusted, in the case of Acadia Strategic Opportunity Fund, L.P., Acadia Strategic Opportunity Fund II LLC and Acadia Strategic Opportunity Fund III LLC to reflect only Guarantor’s percentage interest in each such entity times the total gross leaseable area in all improvements owned by each such fund and its

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Subsidiaries) per annum, pro-rated for the applicable period. For Guarantor, the components of Total Adjusted EBITDA shall be taken from the Quarterly Reporting Supplement.

                    “Total Asset Value” means as of any date the sum (without duplication) of (a) unencumbered cash and cash equivalents of Guarantor and its Consolidated Entities, (b) net operating income of Guarantor and its Consolidated Entities for the most recent Test Period, determined annualized and capitalized at 8.00%, (c) the income from fees of Guarantor and its Consolidated Entities for the most recent Test Period (excluding any provision for income taxes), annualized and capitalized at 20% per annum, (d) the net value of real estate under development of Guarantor and its Consolidated Entities, (e) the book value of construction in progress owned by Guarantor and its Consolidated Entities, (f) notes receivable of Guarantor and its Consolidated Entities discounted at 50% plus, (g) preferred equity investments of Guarantor and its Consolidated Entities discounted at 50%.

                    “Total Debt Service” means, in respect of any Test Period, interest expense plus scheduled principal debt amortization for Guarantor and the Consolidated Entities on the aggregate principal amount of their respective Debt, plus preferred stock dividends and/or distributions to preferred operating partnership units in Guarantor paid during such Test Period. For Guarantor, the components of Total Debt Service shall be taken from the Quarterly Reporting Supplement.

                    “Total EBITDA” means, for any period, Adjusted Net Income of Guarantor and the Consolidated Entities before income taxes, interest, depreciation, amortization, gains or losses on sales of operating real estate and marketable securities, any provision or benefit for income taxes, noncash impairment charges, and gains or losses on extraordinary items in accordance with GAAP and gains or losses on early extinguishment of debt.

                    “Total Indebtedness” means, as of any date of determination, all Debt of Guarantor, Parent and its Consolidated Entities outstanding at such date. The components of Total Indebtedness, other than contingent liabilities, shall be taken from the Quarterly Reporting Supplement.

                    (b) Minimum Tangible Net Worth. Guarantor shall not permit the Consolidated Adjusted Tangible Net Worth of Guarantor, as of the last day of any fiscal quarter of Parent, commencing with the fiscal quarter ending September 30, 2010, to be less than (i) $350,000,000 plus (ii) 80% of the amount of Net Proceeds from any Equity Issuance subsequent to September 30, 2010.

                    (c) Leverage Ratio. Guarantor shall not permit the Leverage Ratio of Guarantor (expressed as a percent), as of the last day of any fiscal quarter of Guarantor, to be greater than 65%.

                    (d) Fixed Charge Coverage Ratio. Guarantor shall not permit, for any Test Period, the ratio of Total Adjusted EBITDA of Parent for such period to Total Debt Service of Parent for such period to be less than 1.50 to 1.00.

                    (e) Notifications. Guarantor shall notify Administrative Agent:

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          (i) Notice of Litigation. Promptly after the commencement and knowledge thereof, notice of all material actions, suits and proceedings before any court or arbitrator or any governmental authorities, affecting Guarantor or Parent;

(ii) Notices of Defaults. After Guarantor becomes aware of the occurrence of a Default, providing to Administrative Agent a written notice setting forth the details of such Default; and

          (iii) Contractual Obligations. Promptly of (i) any matter that has resulted or would reasonably be expected to result in a material change to Guarantors’ ability to fulfill its obligations hereunder (a “Material Change”; in the event that the parties hereto are in dispute as to whether a change is a “material change” for the purposes of this definition, the materiality of such change shall be in Administrative Agent’s reasonable discretion), including, to the extent so applicable, (ii) any breach or non-performance of, or any default under, a contractual obligation of Guarantor; (iii) any dispute, litigation, investigation, proceeding or suspension between Guarantor and any court, arbitrator or Governmental Authority; or (iv) the commencement of, or any material development in, any litigation, proceeding or investigation affecting Guarantor.

                    (f) Conduct of Business and Maintenance of Existence. Guarantor will continue (i) to be a majority owned subsidiary of Parent through whom Parent conducts substantially all of its activities, (ii) engage in business of the same general type as now conducted by Guarantor on the date hereof, and preserve, renew and keep in full force and effect its legal existence and (iii) to comply with all contractual obligations and Laws, except to the extent that failure to comply therewith would not in the aggregate constitute a Material Change.

                    (g) Compliance with Laws. Guarantor shall comply, and shall cause each of its subsidiaries, if any, to comply, with all Laws, except to the extent that failure to comply therewith would not in the aggregate constitutes a Material Change.

                    20. Disclosure of Information. In accordance with the Loan Agreement Lenders may sell or offer to sell the Loan or interests in the Loan to one or more assignees or participants and may disclose to any such assignee or participant or prospective assignee or participant, to Lenders’ affiliates, including without limitation Banc of America Securities LLC, to any regulatory body having jurisdiction over Administrative Agent or any Lender and to any other parties as necessary or appropriate in Lenders’ reasonable judgment, any information Lenders now have or hereafter obtain pertaining to the Guaranteed Obligations, this Guaranty, or Guarantor, including, without limitation, information regarding any security for the Guaranteed Obligations or for this Guaranty, credit or other information on Guarantor, Borrower, and/or any other party liable, directly or indirectly, for any part of the Guaranteed Obligations.

                    21. Right of Set-Off. Upon the occurrence and during the continuance of any Default, however defined, in the payment or performance when due of any of the Guaranteed Obligations, Lenders are hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, without notice to any Person (any such notice being expressly waived by Guarantor to the fullest extent permitted by applicable law), to set off and apply any and all deposits, funds, or assets at any time held and other indebtedness at any time

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owing by any Lender to or for the credit or the account of Guarantor against any and all of the obligations of Guarantor now or hereafter existing under this Guaranty, whether or not any such Lender or Administrative Agent shall have made any demand under this Guaranty or exercised any other right or remedy hereunder. Lenders will promptly notify Administrative Agent, the other Lenders and Guarantor after any such set-off and application made by any such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Lenders under this Section 21 are in addition to the other rights and remedies (including other rights of set-off) that Administrative Agent and Lenders may have and every right of setoff and lien shall continue in full force and effect until such right of setoff or lien is specifically waived or released by an instrument in writing executed by Administrative Agent.

                    22. Subrogation. Notwithstanding anything to the contrary contained herein, Guarantor shall not have any right of subrogation in or under any of the Loan Documents or to participate in any way therein, or in any right, title or interest in and to any security or right of recourse for the Indebtedness or any right to reimbursement, exoneration, contribution, indemnification or any similar rights, until the Indebtedness has been fully and finally paid. This waiver is given to induce Administrative Agent and Lenders to make the Loan to Borrower.

                    23. Further Assurances. Guarantor at Guarantor’s expense will promptly execute and deliver to Administrative Agent upon Administrative Agent’s request all such other and further documents, agreements, and instruments in compliance with or accomplishment of the agreements of Guarantor under this Guaranty.

                    24. No Fiduciary Relationship. The relationship between Administrative Agent, Lenders and Guarantor is solely that of lenders (acting through Administrative Agent) and guarantor. Administrative Agent and Lenders have no fiduciary or other special relationship with or duty to Guarantor and none is created hereby or may be inferred from any course of dealing or act or omission of Administrative Agent and/or Lenders.

                    25. Interpretation. If this Guaranty is signed by more than one Person as “Guarantor”, then the term “Guarantor” as used in this Guaranty shall refer to all such Persons, jointly and severally, and all promises, agreements, covenants, waivers, consents, representations, warranties and other provisions in this Guaranty are made by and shall be binding upon each and every such Person, jointly and severally and Administrative Agent may pursue any Guarantor hereunder without being required (i) to pursue any other Guarantor hereunder or (ii) pursue rights and remedies under the Mortgage and/or applicable law with respect to the Property or any other Loan Documents. Whenever the context of any provisions hereof shall require it, words in the singular shall include the plural, words in the plural shall include the singular, and pronouns of any gender shall include the other gender. Captions and headings in the Loan Documents are for convenience only and shall not affect the construction of the Loan Documents. All references in this Guaranty to Schedules, Articles, Sections, Subsections, paragraphs and subparagraphs refer to the respective subdivisions of this Guaranty, unless such reference specifically identifies another document. The terms “herein”, “hereof”, “hereto”, “hereunder” and similar terms refer to this Guaranty and not to any particular Section or subsection of this Guaranty. The terms “include” and “including” shall be interpreted as if followed by the words “without limitation”. All references in this Guaranty to sums

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denominated in dollars or with the symbol “$” refer to the lawful currency of the United States of America, unless such reference specifically identifies another currency. For purposes of this Guaranty, “Person” or “Persons” shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations, limited liability companies, and other legal entities, including governmental bodies, agencies, or instrumentalities, as well as natural persons.

                    26. Time of Essence. Time shall be of the essence in this Guaranty with respect to all of Guarantor’s obligations hereunder.

                    27. Counterparts. This Guaranty may be executed in multiple counterparts, each of which, for all purposes, shall be deemed an original, and all of which taken together shall constitute but one and the same agreement.

                    28. Entire Agreement. This Guaranty embodies the entire agreement between Administrative Agent, Lenders and Guarantor with respect to the guaranty by Guarantor of the Guaranteed Obligations. This Guaranty supersedes all prior agreements and understandings, if any, with respect to the guaranty by Guarantor of the Guaranteed Obligations. No condition or conditions precedent to the effectiveness of this Guaranty exist. This Guaranty shall be effective upon execution by Guarantor and delivery to Administrative Agent. This Guaranty may not be modified, amended or superseded except in a writing signed by Administrative Agent and Guarantor referencing this Guaranty by its date and specifically identifying the portions hereof that are to be modified, amended or superseded.

                    29. WAIVER OF JURY TRIAL. WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO ARBITRATE ANY “DISPUTE” (FOR PURPOSES OF THIS SECTION, AS DEFINED BELOW) AS SET FORTH IN THIS GUARANTY, TO THE EXTENT ANY “DISPUTE” IS NOT SUBMITTED TO ARBITRATION OR IS DEEMED BY THE ARBITRATOR OR BY ANY COURT WITH JURISDICTION TO BE NOT ARBITRABLE OR NOT REQUIRED TO BE ARBITRATED, GUARANTOR, ADMINISTRATIVE AGENT AND LENDERS WAIVE TRIAL BY JURY IN RESPECT OF ANY SUCH “DISPUTE” AND ANY ACTION ON SUCH “DISPUTE.” THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY GUARANTOR, ADMINISTRATIVE AGENT AND LENDERS, AND GUARANTOR, ADMINISTRATIVE AGENT AND LENDERS HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY PERSON OR ENTITY TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THE LOAN DOCUMENTS. GUARANTOR, ADMINISTRATIVE AGENT AND LENDERS ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF JURY TRIAL. GUARANTOR FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

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                    30. Credit Verification. Each legal entity and individual obligated on this Guaranty, whether as a Guarantor, a general partner of a Guarantor or in any other capacity, hereby authorizes Administrative Agent and Lenders to check any credit references, verify his/her employment and obtain credit reports from credit reporting agencies of Administrative Agent’s and Lenders’ choice in connection with any monitoring, collection or future transaction concerning the Loan, including any modification, extension or renewal of the Loan. Also in connection with any such monitoring, collection or future transaction, Administrative Agent and Lender are hereby authorized to check credit references, verify employment and obtain a third party credit report for the spouse of any married person obligated on this Guaranty, if such person lives in a community property state.

                    31. Special Representation and Warranty as to Leases. Guarantor hereby represents and warrants to Administrative Agent and Lenders that all of the statements contained in any and all estoppels regarding the leases from Borrower to Lenders (the “Borrower Estoppels”) are true and correct as of the date hereof, including, without limitation, that all tenants are not in default in the payment of rent as of the date hereof, there is no default by landlord or tenant under any of the leases at the Property as of the date hereof and no amounts due by Borrower to any tenant at the Property (except as may be expressly set forth in the Borrower Estoppels).

                    THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of page intentionally left blank]

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                    IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty as an instrument under seal as of the date first written above.

GUARANTOR:

ACADIA REALTY LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Acadia Realty Trust, a Maryland real estate investment trust, its general partner

	By:	/s/ Robert Masters

Robert Masters
Senior Vice President

Address of Guarantor:

c/o Acadia Realty Trust
1311 Mamaroneck Avenue, Suite 260
White Plains, New York 10605

                    This is to certify that this Guaranty was executed in my presence on the date hereof by the party whose signature appears above in the capacity indicated.

/s/ Debra Leibler-Jones

Notary Public

Debra Leibler-Jones
State of New York
No. 01LE6005994
Qualified in Dutchess County

My Commission Expires:

4/20/14

Address of Lender:

Bank of America, N.A.
One Bryant Park, 35th Floor
New York, New York 10036

Attention:	Mr. Gregory Egli
Telefax:	212-293-8197

EXHIBIT A

Form of Compliance Certificate

[For the Fiscal Quarter ended _______________]

[For the Fiscal Year ended _______________]

                    This Compliance Certificate is furnished pursuant to Section 18(b) of the Guaranty Agreement dated as of November ___, 2010 from Acadia Realty Limited Partnership (“ARLP”) to Bank of America, N.A., as Administrative Agent. Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Guaranty Agreement.

                    The undersigned officer of Acadia Realty Trust hereby certifies as follows:

                         1. The financial statements referred to in Sections 18(a) and 18(c), as the case may be, of the Guaranty Agreement which are delivered concurrently with the delivery of this Compliance Certificate are complete and correct in all material respects and have been prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods.

		Quarterly Reporting Supplement Page(s)	Quarterly Compliance

1.	Minimum Tangible Net Worth (Section 19(b))		As of __________

	Shareholders’ equity	15	$__________
	+ Accumulated Depreciation	15	$__________
	- Intangibles	15	$__________
	Adjusted Shareholders’ Equity		$__________
	Covenant Requirement
	*+ 80% of net proceeds from equity insurances		$350,000,000*
	Excess or <Shortfall>		$__________

2.	Maximum Leverage Ratio (Section 19(c))		As of __________

	Unencumbered Cash and Cash Equivalents	15	$__________

	Net Operating Income	5	$__________
	annualized		$__________
	/ cap rate		8%
	Value of Income Producing Properties		$__________

	Fee Income (excluding any provision for income taxes)	5	$__________
	annualized		$__________
	x multiple		5
	Value of Fee Income		$__________

	Construction in Progress	15	$__________
	Net Real Estate under Development	15	$__________

		Quarterly Reporting Supplement Page(s)	Quarterly Compliance

	Book Value of Non-Income Producing Properties (footnote (1))		$__________

	Notes Receivable	15	$__________
	Preferred Equity Investment	15	$__________
	Book Value of Real Estate Loans (sum of Notes Rec. and Preferred Equity Inv.)		$__________
	adjust for 50% discount		50%

	Adjusted Book Value of Real Estate Loans (footnote (1))		$__________

	Total Asset Value		$__________

	Mortgage Notes Payable	15	$__________
	Notes Payable	15	$__________
	Contingent Liabilities (footnote (2))		$__________
	Adjusted Total Liabilities		$__________

	Leverage Ratio		______%
	Covenant Requirement		65%

3.	Minimum Fixed Charge Coverage (Section 19(d))		As of __________

	EBITDA	10	$__________
	annualized		$__________
	Adjustment for Capital Expenditure Reserve (footnote (3))		$__________
	Adjusted EBITDA		$__________

	Interest Expense	5 10	$__________
	Scheduled Principal Repayments	9	$__________
	Preferred Dividends (Distributions on Preferred OP Units)	9 23	$__________
	Fixed Charges		$__________
	annualized		$__________

	Fixed Charge Coverage Ratio		______
	Covenant Requirement (no less than 1.15 to 1.00)		1.50

Footnotes:
(1)	Combined value of Non-Income Producing Properties and Real Estate Loans not to exceed 50% of Total Asset Value		As of __________
	Book Value of Non-Income Producing Properties		$__________
	Adjusted Book Value of Real Estate Loans		$__________

	Total Asset Value		$__________
	% of Total Asset Value		______%

2

		Quarterly Reporting Supplement Page(s)	Quarterly Compliance

(2)	Contingent Liabilities		As of __________

	Letters of Credit		$__________
	Guaranty of Derivatives		$__________
	Guaranty of Fund II Loan*		$__________
	Guaranty of Pelham Manor Loan		$__________

	*Fund II Loan Outstanding	19	$__________
	Parent’s Share (included in Mortgage Notes Payable)	19	$__________
	Net Additional Contingency		$__________

(3)	Capital Expenditure Reserve		As of __________

	Total Core Operating Properties, SF	30	$__________

	Fund I Operating Properties, SF	36	$__________
	Less, Kroger Safeway (NNN)	36	$__________
	Less, Sterling Heights third party	36	$__________
	Fund II Operating Properties, SF	36	$__________
	Less, Oakbrook (NNN)	36	$__________
	Less, third party	36	$__________
	Fund III Operating Expenses, SF	36	$__________
	Total Opportunity Fund Operating Properties, SF	36	$__________
	ARLP Ownership %**		$__________
	Total Operating Properties, SF		$__________
	Capital Expenditure Reserve ($0.20 p.s.f.)		$__________

	**Fund I - 37.78%
	Fund II - 20%
	Fund III - 19.905%

                    2. To the best of such officer’s knowledge, each of Parent, Guarantor and Borrower has, during the period referred to above, observed or performed all of its covenants and other agreements, and satisfied every condition contained in the Guaranty Agreement and the Credit Agreement and the other Credit Documents to which it is a party to be observed, performed or satisfied by it, and as of the date hereof such officer has obtained no knowledge of any Default or Event of Default except as follows: NONE.

                    IN WITNESS WHEREOF, I have hereto set my name.

Name:
Title:	[Chief Financial Officer]
[Chief Account Officer]

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